[WELLS FARGO FUNDS LOGO]

                              THE MONTGOMERY FUNDS

                           Important Proxy Information

                          Please take a moment to read

     We encourage you to read the full text of the enclosed Proxy Statement. The following questions and answers highlight certain matters discussed in the Proxy Statement that will affect the following Montgomery Funds and are subject to a shareholder vote:

           Montgomery Global Tech, Telecom and Media Fund
           Montgomery Government Money Market Fund
           Montgomery Growth Fund
           Montgomery International Growth Fund
           Montgomery Mid Cap Fund
           Montgomery Emerging Markets Focus Fund
           Montgomery Emerging Markets Fund
           Montgomery Institutional Series: Emerging Markets Portfolio Montgomery Short Duration Government Bond Fund
           Montgomery Small Cap Fund
           Montgomery Total Return Bond Fund

Why am I being asked to vote?

     The Boards of Trustees of the Montgomery Funds have unanimously approved a proposed reorganization of eleven Funds of The Montgomery Funds and The Montgomery Funds II into ten Funds of Wells Fargo Funds Trust. The Boards believe the Reorganization will benefit shareholders and recommend that you vote to approve it. In order for the Reorganization to occur, shareholder approval is required.

What are the potential benefits of the Reorganization?

     The Reorganization of the Montgomery Funds into the Wells Fargo Funds is expected to achieve increased purchasing power and market presence for the Montgomery Funds, and provide a more expansive product array within a much larger fund family with significantly greater distribution capabilities and exchange opportunities for you. The Wells Fargo Funds' investment adviser and sub-advisers offer breadth, depth and varied expertise of investment management personnel, which will be further enhanced by the addition of Montgomery's Small Cap, Mid Cap, Emerging Markets and Fixed Income investment professionals as employees of Wells Capital Management Incorporated, an affiliate of the investment adviser to the Wells Fargo Funds.

     What happens if shareholders of a Montgomery Fund do not approve the Reorganization?

     In that event, the particular Montgomery Fund will not participate in the Reorganization. The respective Fund's Board of Trustees will determine what further action is appropriate, including the possible liquidation of the Fund.

How do I vote my shares?

     You can vote your shares by completing and signing the enclosed proxy ballot and mailing it in the enclosed postage paid envelope. You may also vote your shares by calling the toll-free number listed on your proxy ballot or via the Internet at the website printed on your proxy ballot.

     If you have any questions regarding the proposals or how to vote your shares, please call the Montgomery Funds' proxy solicitation firm, D.F. King, Inc. at 1-800-290-6424. For further information on the Montgomery Funds, please call 1-800-572-FUND [3863] or visit www.montgomeryfunds.com.

--------------------------------------------------------------------------------
NOTICE: PLEASE COMPLETE THE ENCLOSED PROXY BALLOT AND RETURN IT AS SOON AS POSSIBLE. FOR YOUR CONVENIENCE YOU MAY VOTE BY MAIL, BY CALLING THE TOLL-FREE TELEPHONE NUMBER PRINTED ON YOUR PROXY BALLOT, OR VIA THE INTERNET AT THE WEBSITE ADDRESS PRINTED ON YOUR PROXY BALLOT.
--------------------------------------------------------------------------------

                              THE MONTGOMERY FUNDS
                             THE MONTGOMERY FUNDS II
                        101 CALIFORNIA STREET, 35TH FLOOR
                         SAN FRANCISCO, CALIFORNIA 94111

                                                                February 5, 2003

Dear Valued Shareholder:

     We are seeking approval of a proposed reorganization of your Montgomery Fund into a corresponding Wells Fargo Fund (the "Reorganization"), as shown in the chart below.

Montgomery Funds                                    Corresponding Wells Fargo Funds
Montgomery Global Tech, Telecom and Media Fund      WF Specialized Technology Fund
Montgomery Government Money Market Fund             WF Government Money Market Fund
Montgomery Growth Fund                              WF Large Company Growth Fund
Montgomery International Growth Fund                WF International Equity Fund
Montgomery Mid Cap Fund                             WF Mid Cap Growth Fund
Montgomery Emerging Markets Focus Fund              WF Montgomery Emerging Markets Focus Fund
Montgomery Emerging Markets Fund                    WF Montgomery Emerging Markets Focus Fund
Montgomery Inst. Series: Emerging Mkts. Portfolio   WF Montgomery Institutional Emerging Markets Fund
Montgomery Short Duration Government Bond Fund      WF Montgomery Short Duration Government Bond Fund
Montgomery Small Cap Fund                           WF Montgomery Small Cap Fund
Montgomery Total Return Bond Fund                   WF Montgomery Total Return Bond Fund

     We also are asking you to approve an interim investment advisory agreement (the "Interim Agreement") for each of the Montgomery Funds covering the period from January 17, 2003 until the Reorganization occurs.

     The Boards of Trustees of the Montgomery Funds have unanimously approved the Reorganization and the Interim Agreement. They believe that each proposal is in the best interests of shareholders, and recommend that you vote in favor of both proposals.

     In addition, Wells Fargo Funds Management, LLC and Commerzbank AG have agreed to pay all expenses of the Reorganization including proxy solicitation costs, so you will not bear these costs.

     The Proposed Reorganization

     The proposed Reorganization arises out of the recent purchase by Wells Fargo & Company of certain business lines of Montgomery Asset Management, LLC ("MAM"), the investment adviser to the Montgomery Funds. By reorganizing the Montgomery Funds into the Wells Fargo Funds, we expect to achieve operational and administrative efficiencies. We also expect to achieve increased investment influence and market presence for the Funds, which in most cases will result in the same or lower net fees to shareholders, and provide a more expansive product array within a much larger fund family with significantly greater distribution capabilities. We believe the Reorganization will be advantageous for Montgomery Fund shareholders.

     In the Reorganization, each Montgomery Fund will transfer all of its assets and liabilities to its corresponding Wells Fargo Fund. You will receive shares of the same or a comparable class of the corresponding Wells Fargo Fund equal in value to the shares that you currently hold. As described in more detail in the accompanying Combined Proxy

Statement/Prospectus, certain Montgomery Fund shareholders will own shares in a Wells Fargo Fund with an identical investment objective, principal strategies and risks, while other Montgomery Fund shareholders will own shares in a Wells Fargo Fund with a substantially similar investment objective, principal strategies and risks. The Reorganization is expected to be a tax-free exchange for federal income tax purposes.

     Some of the potential benefits of the proposed Reorganization are:

     o The broader product array of the Wells Fargo Funds, and the expanded range of investment options and shareholder services available to shareholders of the Wells Fargo Funds, consisting of more than 70 mutual funds.

     o The enhanced viability of the combined Funds due to larger asset size and multiple channels of distribution for the Wells Fargo Funds.

     o The lower net operating expense ratios of most classes of the Wells Fargo Funds into which the Montgomery Funds will be reorganized.

     o The expected tax-free nature of the Reorganization for federal income tax purposes.

     o The greater breadth, depth and varied expertise of the investment management personnel employed by the investment adviser and sub-advisers to the Wells Fargo Funds.

     o The potential greater purchasing power, analyst coverage and market presence of the Wells Fargo Funds into which the Montgomery Funds will be reorganized.

     o The expected improved operating efficiencies of the Wells Fargo Funds into which the Montgomery Funds will be reorganized.

     o The undertaking by Wells Fargo Funds Management, LLC and Commerzbank AG to pay all of the expenses of the Reorganization.

     The Montgomery Funds' Boards of Trustees unanimously recommend that you vote in favor of the Reorganization.

     The Interim Agreement

     The Wells Fargo & Company/MAM transaction resulted in the termination of the existing investment advisory agreement between the Montgomery Funds and MAM. However, an interim investment advisory agreement has been put in place between the Montgomery Funds and Wells Capital Management Incorporated ("Wells Capital"), an advisory affiliate of Wells Fargo Funds Management, LLC ("Funds Management"), the investment adviser to the Wells Fargo Funds. The Interim Agreement became effective on January 17, 2003 and will continue through the closing of the Reorganization. The substantive terms of the Interim Agreement are identical to the previous MAM advisory agreements except for the date of the agreement and the identity of the interim investment adviser. The Boards approved the Interim Agreement with Wells Capital, rather than MAM, because many of MAM's former investment professionals are now employees of Wells Capital, and MAM was not in a position to continue to provide advisory services to the Montgomery Funds during this interim period. Pursuant to the Interim Agreement, the Montgomery Funds are expected to continue to be managed either by the same portfolio managers as employees of Wells Capital, or by different portfolio managers who already manage similar Wells Fargo Funds. MAM, however, will continue to provide critical administrative and operational services to the Montgomery Funds to ensure continuity during this interim period.

     Approval of the Interim Agreement will not result in an increase in the fee level of any Montgomery Fund during the interim period. If the Interim Agreement is approved, Wells Capital will receive the same fees that MAM would have received. By law, if shareholders of the Montgomery Funds do not approve the Interim Agreement, Wells Capital may only be able to collect part of its regular fees for providing advisory services to the Montgomery Funds during the interim period.

     The Montgomery Funds' Boards of Trustees unanimously recommend that you vote in favor of the Interim Agreement between Wells Capital and each of the Montgomery Funds.

     Please read the enclosed proxy materials and consider the information provided. Your vote is very important to us. We encourage you to complete and mail your proxy ballot promptly. No postage is necessary if you mail it in the United States. Alternatively, you may vote by calling the toll-free number printed on your proxy ballot, or via the Internet at the website address printed on your proxy ballot. If you have any questions about the proxy materials, or the proposed Reorganization, please call your investment professional, or D.F. King, Inc., the Montgomery Funds' proxy solicitation firm at 1-800-290-6424.


                                      Very truly yours,


                                      F. Scott Tuck
                                      Chairman and Chief Executive Officer
                                      Montgomery Asset Management, LLC

Important Information to Help You Understand the Proposals on Which You Are Being Asked to Vote.

     Please read the full text of the Combined Proxy Statement/Prospectus that accompanies this Q&A. Below is a brief overview of the proposals you are being asked to vote on. Your vote is important. If you have questions regarding the proposals please call your investment professional or the Montgomery Funds' proxy solicitation firm, D.F. King, Inc. toll-free at 1-800-290-6424. We appreciate you placing your confidence in us and look forward to helping you achieve your financial goals.

Q:   What is the first proposal that I am being asked to vote on?

     You are being asked to vote to approve an Agreement and Plan of Reorganization providing for the transfer of assets of certain Montgomery Funds into Wells Fargo Funds, as shown below.

     MONTGOMERY FUNDS REORGANIZING INTO EXISTING WELLS FARGO FUNDS

     Montgomery Fund                                     Existing Wells Fargo Fund
     ---------------                                     -------------------------
     Montgomery Global Tech, Telecom and Media Fund      WF Specialized Technology Fund
     Montgomery Government Money Market Fund             WF Government Money Market Fund
     Montgomery Growth Fund                              WF Large Company Growth Fund
     Montgomery International Growth Fund                WF International Equity Fund
     Montgomery Mid Cap Fund                             WF Mid Cap Growth Fund

     MONTGOMERY FUNDS REORGANIZING INTO NEW WELLS FARGO FUNDS

     Montgomery Fund                                          New Wells Fargo Fund
     ---------------                                          --------------------
     Montgomery Emerging Markets Focus Fund                   WF Montgomery Emerging Markets Focus Fund
     Montgomery Emerging Markets Fund                         WF Montgomery Emerging Markets Focus Fund
     Montgomery Inst. Series: Emerging Markets Portfolio      WF Montgomery Institutional Emerging Markets Fund
     Montgomery Short Duration Government Bond Fund           WF Montgomery Short Duration Government Bond Fund
     Montgomery Small Cap Fund                                WF Montgomery Small Cap Fund
     Montgomery Total Return Bond Fund                        WF Montgomery Total Return Bond Fund

Q:   Has my Fund's Board of Trustees approved the Reorganization?

     Yes. The Boards of the Montgomery Funds have unanimously approved the Reorganization, and recommend that you vote to approve it.

Q:   Why is the Reorganization being recommended?

     The Reorganization is being recommended to achieve operational and administrative efficiencies arising out of a recent purchase by Wells Fargo & Company of certain business lines of Montgomery Asset Management, LLC.

Q:   Are there potential benefits of the Reorganization?

     Yes. The Reorganization of certain Montgomery Funds into corresponding Wells Fargo Funds is expected to achieve increased purchasing power and market presence for the Montgomery Funds, and provide a more expansive product array within a much larger fund family with significantly greater distribution capabilities and exchange opportunities for you.

     The Wells Fargo Funds' investment adviser and sub-advisers offer breadth, depth and varied expertise of investment management personnel, which will be further enhanced by the addition of the MAM small cap, mid cap, emerging markets and fixed income investment professionals as employees of Wells Capital.

Q:   Who will advise my Fund once the merger is completed?

     Funds Management and various sub-advisers that run the day-to-day operation of the Wells Fargo Funds will manage your Fund. Also, Wells Capital has hired the small cap, mid cap, emerging markets and fixed income portfolio management teams from MAM, and they are expected to continue to manage certain successor Wells Fargo Funds where appropriate.

Q:   Will the fees and expenses of my Fund increase?

     Generally, no. You will pay the same or lower fees (after waivers and/or reimbursements) as a result of the Reorganization, with the following exceptions: Class B of the Montgomery Emerging Markets Focus Fund, Class C of the Montgomery Emerging Markets Fund and Class A, Class B and Class C of the Montgomery Total Return Bond Fund will have higher fees (after waivers and/or reimbursements) after the Reorganization.

Q: Will I, or my Fund have to pay fees or taxes as a result of the Reorganization?

     No. The Reorganization will not trigger any sales commission or other fees for shareholders or the Funds. Also, the Reorganization is expected to be a tax-free transaction for shareholders and the Montgomery Funds and the Wells Fargo Funds for U.S. federal income tax purposes.

Q:   What is the second proposal that I am being asked to vote on?

     You are being asked to approve an Interim Advisory Agreement between Wells Capital and your Montgomery Fund.

Q: Why is an Interim Agreement being proposed to cover the time period from January 17, 2003 to the closing of the Reorganization?

     Commerzbank AG, MAM's parent company, decided to concentrate its investment advisory business in Europe and to sell most of MAM's advisory business lines. On January 17, 2003, Wells Fargo & Company purchased certain of MAM's assets, and in connection with this purchase, most of MAM's investment professionals became employees of Wells Capital. Thus, MAM was not in a position to continue to provide high quality advisory services to the Montgomery Funds during the interim period between January 17, 2003 and the closing of the Reorganization.

     Also, the purchase by Wells Fargo & Company terminated the existing advisory agreements between MAM and the Montgomery Funds. In anticipation of the termination of the agreements with MAM and the personnel changes at MAM and Wells Capital, the Boards of Trustees approved an Interim Agreement with Wells Capital to manage the Montgomery Funds during the interim period until the closing of the Reorganization. MAM will continue to provide critical administrative and operational services to the Montgomery Funds to ensure continuity during this interim period.

Q: Does the Interim Agreement differ substantively from the previous MAM Agreement?

     No. The Interim Agreement is identical to the previous MAM advisory agreements except for the date of the agreement, the identity of the interim investment adviser and certain terms required by law.

Q: Will approval of the Interim Agreement result in any increase in the fees that would be paid by any Montgomery Fund during the interim period?

     No. Wells Capital will receive the same fees that MAM would have received for managing the Montgomery Funds during the interim period.

Q: After the Reorganization, will I be able to exchange my investment into other Funds of the Wells Fargo Funds?

     Yes. Shareholders will be able to exchange Wells Fargo Fund shares received in the Reorganization for shares in the same class of other Wells Fargo Funds without additional charge anytime after the Reorganization.

Q: What happens if I do not wish to participate in the Reorganization of the Montgomery Fund in which I own shares, or what if I do not wish to own shares of the Wells Fargo Fund?

     You may redeem your Montgomery Fund shares on any day the funds are open for business prior to the closing date of the Reorganization. Of course, Wells Fargo Funds are also redeemable on any day that the Funds are open for business.

Q:   When will the Reorganization occur?

     A Shareholder Meeting will be held on April 25, 2003. The approval of the Reorganization and the Interim Agreement by each Montgomery Fund will require the votes of the lesser of: (1) 67% of the shares present at the meeting, provided at least a majority of the shares are present at the meeting; or (2) a majority of the outstanding shares. We expect the Reorganization, if approved, to be completed on or about June 6, 2003.

Q: What happens if shareholders of a Montgomery Fund do not approve the Reorganization?

     In that event, the Montgomery Fund will not participate in the Reorganization and the appropriate Montgomery Funds' Board of Trustees will determine what further action is appropriate, including the possible liquidation of the Fund.

Q:   How do I vote my shares?

     You can vote your shares by completing and signing the enclosed proxy ballot, and mailing it in the enclosed postage paid envelope. You may also vote your shares by calling the toll-free number on your proxy ballot or via the Internet at the website address printed on your proxy ballot. If you have any questions regarding the proposals or how to vote your shares, please call your investment professional or the Montgomery Funds' proxy solicitation firm, D.F. King, Inc., at 1-800-290-6424.

Q: What if I own shares of other funds in the Montgomery Funds family that are not participating in this Reorganization?

     Other proxy materials will be mailed to you in the next few weeks if you own shares of the Montgomery Partners Absolute Return Fund, Montgomery Global Focus Fund, Montgomery Global Long-Short Fund and the Montgomery Global Opportunities Fund.

                        MONTGOMERY EMERGING MARKETS FUND
                 MONTGOMERY GLOBAL TECH, TELECOM AND MEDIA FUND
                     MONTGOMERY GOVERNMENT MONEY MARKET FUND
                             MONTGOMERY GROWTH FUND
                      MONTGOMERY INTERNATIONAL GROWTH FUND
                             MONTGOMERY MID CAP FUND
                 MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND
                            MONTGOMERY SMALL CAP FUND
                        MONTGOMERY TOTAL RETURN BOND FUND

                                    Series of

                              THE MONTGOMERY FUNDS
                        101 CALIFORNIA STREET, 35TH FLOOR
                         SAN FRANCISCO, CALIFORNIA 94111

                                        &

                     MONTGOMERY EMERGING MARKETS FOCUS FUND
           MONTGOMERY INSTITUTIONAL SERIES: EMERGING MARKETS PORTFOLIO

                                    Series of

                             THE MONTGOMERY FUNDS II
                        101 CALIFORNIA STREET, 35TH FLOOR
                         SAN FRANCISCO, CALIFORNIA 94111

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          SCHEDULED FOR APRIL 25, 2003

To the Shareholders of the Montgomery Funds:

     A special meeting of shareholders of each of the Montgomery Funds will be held on Friday, April 25, 2003, at 10:00 a.m. (Pacific Time) at 101 California Street, 35th Floor, San Francisco, California, 94111 (the "Meeting"). At the Meeting, we will ask you to vote on:

     1. A proposal to approve an Agreement and Plan of Reorganization. Under this Agreement, each Montgomery Fund will transfer all of its assets and liabilities to a corresponding acquiring fund of Wells Fargo Funds Trust (an "Acquiring Fund") in exchange for shares of the same or a comparable class of the Acquiring Fund having equal value, which will be distributed proportionately to the shareholders of the Montgomery Fund (the "Reorganization"). Upon completion of the transactions contemplated by the Agreement, the Montgomery Funds will be liquidated and terminated.

     2. A proposal to approve an interim investment management agreement between Wells Capital Management Incorporated and each of the Montgomery Funds covering the time period from January 17, 2003 to the closing of the Reorganization.

     3.   Any other business that properly comes before the meeting.

     Only shareholders of record as of the close of business on January 27, 2003 are entitled to receive this notice and vote at the Meeting. Whether or not you expect to attend the meeting, please complete and return the enclosed proxy ballot (voting instruction card).

                    By Order of the Board of Trustees of The Montgomery Funds
                    By Order of the Board of Trustees of The Montgomery Funds II


                    Johanne Castro
                    Assistant Secretary

February 5, 2003

                       COMBINED PROXY STATEMENT/PROSPECTUS
                                February 5, 2003

                              THE MONTGOMERY FUNDS
                             THE MONTGOMERY FUNDS II
                        101 California Street, 35th Floor
                         San Francisco, California 94111
                                 1-800-572-FUND

                             WELLS FARGO FUNDS TRUST
                                525 Market Street
                         San Francisco, California 94105
                                 1-800-222-8222

WHAT IS THIS DOCUMENT AND WHY ARE WE SENDING IT TO YOU?

     This document is a combined proxy statement and prospectus, and we refer to it as the Proxy/Prospectus. It contains the information that shareholders of the eleven series of The Montgomery Funds and The Montgomery Funds II, which we refer to as the Montgomery Funds, should know before voting on the proposals before them, and should be retained for future reference. It is both the proxy statement of the Montgomery Funds listed below and also a prospectus for the ten series of Wells Fargo Funds Trust, which we refer to as either the Wells Fargo Funds or the Acquiring Funds. Sometimes we refer to the Montgomery Fund and the Acquiring Funds together as "Funds."

HOW WILL THE REORGANIZATION WORK?

     The reorganization of each Montgomery Fund, which we refer to as the Reorganization, will involve three steps:

     o the transfer of the assets and liabilities of the Montgomery Fund to its corresponding Acquiring Fund in exchange for shares of the corresponding Acquiring Fund having equivalent value to the net assets transferred;

     o the pro rata distribution of shares of the same or a comparable class of the Acquiring Fund to the shareholders of record of the Montgomery Fund as of the effective date of the Reorganization in full redemption of all shares of the Montgomery Fund; and

     o    the liquidation and termination of the Montgomery Fund.

     As a result of the Reorganization, shareholders of each Montgomery Fund will hold shares of the same or a comparable class of the corresponding Acquiring Fund, as described in the chart below. The total value of the Acquiring Fund shares that you receive in the Reorganization will be the same as the total value of the shares of the Montgomery Fund that you held immediately before the Reorganization. Any Montgomery Fund whose shareholders do not approve the Reorganization will not participate in the Reorganization. Any such Montgomery Fund may continue its operations beyond the date of the Reorganization of the other Montgomery Funds, and the affected Montgomery Funds' Board of Trustees will consider what further action is appropriate, including the possible liquidation of the Montgomery Fund.

--------------------------------------------------------------------------------
The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Montgomery Fund                                       Acquiring Fund
---------------                                       --------------
Montgomery Global Tech, Telecom and Media Fund        WF Specialized Technology Fund
 Class R                                               Class A

Montgomery Government Money Market Fund               WF Government Money Market Fund
 Class R                                               Service Class

Montgomery Growth Fund                                WF Large Company Growth Fund
 Class P/Class R                                       Class A

Montgomery International Growth Fund                  WF International Equity Fund
 Class P/Class R                                       Class A

Montgomery Mid Cap Fund                               WF Mid Cap Growth Fund
 Class R                                               Class A

Montgomery Emerging Markets Focus Fund                WF Montgomery Emerging Markets Focus Fund (New Fund)
 Class A                                               Class A
 Class B                                               Class B
 Class C                                               Class C
 Class R                                               Institutional Class

Montgomery Emerging Markets Fund                      WF Montgomery Emerging Markets Focus Fund (New Fund)
 Class A                                               Class A
 Class B                                               Class B
 Class C                                               Class C
 Class R                                               Class A

Montgomery Institutional Series: Emerging Markets     WF Montgomery Institutional Emerging Markets Fund (New
 Portfolio                                             Fund), Select Class

Montgomery Short Duration Government Bond             WF Montgomery Short Duration Government Bond Fund (New
 Fund                                                  Fund)
 Class A                                               Class A
 Class B                                               Class B
 Class C                                               Class C
 Class R                                               Institutional Class

Montgomery Small Cap Fund                             WF Montgomery Small Cap Fund (New Fund)
 Class P/Class R                                       Class A

Montgomery Total Return Bond Fund                     WF Montgomery Total Return Bond Fund (New Fund)
 Class A                                               Class A
 Class B                                               Class B
 Class C                                               Class C
 Class R                                               Institutional Class
 Class I                                               Select Class

ADDITIONAL INFORMATION ABOUT THE FUNDS IS AVAILABLE IN THE:

     o    Prospectuses for the Montgomery Funds and for the Acquiring Funds;

     o Annual and Semi-Annual Reports to shareholders of the Montgomery Funds and of the Acquiring Funds; and

     o Statements of Additional Information, or SAIs, for the Montgomery Funds and for the Acquiring Funds.

     o Management's Discussion of Fund Performance for each of the existing Acquiring Funds contained in the most recent Annual Report which is included in Exhibit C.

     These documents are on file with the Securities and Exchange Commission, which we refer to as the SEC.

     The effective prospectuses of the Montgomery Funds and the Acquiring Funds are incorporated by reference and are legally deemed to be part of this Proxy/Prospectus. The SAI to this Proxy/Prospectus dated February 5, 2003 also is incorporated by reference and is legally deemed to be part of this document. There also is an Agreement and Plan of Reorganization between the Montgomery Funds and the Acquiring Funds that describes the technical details of how the Reorganization will be accomplished. The Agreement and Plan of Reorganization has been filed with the SEC and is available by any of the methods described below. Finally, there is an Interim Agreement between Wells Capital Management Incorporated ("Wells Capital") and each of the Montgomery

Funds covering investment advisory services for the interim period, which also has been filed with the SEC and is available by any of the methods described below.

     A prospectus for the Acquiring Fund(s) whose shares you would own after the Reorganization accompanies this Proxy/Prospectus. Each Montgomery Fund was previously advised by Montgomery Asset Management, LLC, which we refer to as MAM. The Boards of Trustees of the Montgomery Funds recently approved an Interim Agreement with Wells Capital, a wholly-owned subsidiary of Wells Fargo & Company. Wells Capital will only advise the Montgomery Funds during the interim period between the closing of the Acquisition and the closing of the Reorganization. Each Acquiring Fund is or will be advised by Wells Fargo Funds Management, LLC, an indirect wholly-owned subsidiary of Wells Fargo & Company, which we refer to as Funds Management. Thus, if the Reorganization is approved, Montgomery Fund shareholders will own shares in an Acquiring Fund that is advised by Funds Management. Each Acquiring Fund is or will be sub-advised by Wells Capital or another sub-adviser supervised and paid by Funds Management. The prospectus and the most recent annual report to shareholders of the Montgomery Funds, containing audited financial statements for the most recent fiscal year, have been previously mailed to shareholders.

     Copies of all of these documents are available upon request without charge by writing to or calling:

     Wells Fargo Funds         Montgomery Funds
     P.O. Box 8266             101 California Street, 35th Floor
     Boston, MA 02266-8266     San Francisco, CA 94111
     1-800-222-8222            1-800-572-FUND

     You also may view or obtain these documents from the SEC:

     In Person:                At the SEC's Public Reference Room in Washington,
                               D.C.

     By Phone:                 1-800-SEC-0330

     By Mail:                  Public Reference Section
                               Securities and Exchange Commission
                               450 5th Street, N.W.
                               Washington, DC 20549-6009
                               (duplicating fee required)

     By E-mail:                publicinfo@sec.gov
                               (duplicating fee required)

     By Internet:              www.sec.gov
                               (Wells Fargo Funds Trust for information on the Acquiring Funds)

                               (The Montgomery Funds II for information on the Montgomery Emerging Markets Focus Fund and the Montgomery Institutional Series: Emerging Markets Portfolio)

                               (The Montgomery Funds for information on the remaining Montgomery Funds)

OTHER IMPORTANT THINGS TO NOTE:

     o An investment in the Wells Fargo Funds is not a deposit with Wells Fargo Bank, N.A. or any other bank and is not insured or guaranteed by the FDIC or any other government agency.

     o    You may lose money by investing in the Funds.

                               TABLE OF CONTENTS

                                                                                          Page
                                                                                          ----
INTRODUCTION ...........................................................................     5

PROPOSAL 1: APPROVAL OF THE REORGANIZATION OF THE MONTGOMERY FUNDS .....................     5

 Summary ...............................................................................     5
 Reasons for the Reorganization ........................................................     5
 Comparison of Current Fees and Pro Forma Fees .........................................     6
 Comparison of Investment Objectives, Principal Investment Strategies and Policies .....     8
 Common and Specific Risk Considerations ...............................................    15
 Comparison of Shareholder Servicing and Distribution Plans ............................    19
 Comparison of Investment Advisors and Investment Advisory Fees ........................    21
 Other Principal Service Providers .....................................................    23
 Comparison of Business Structures .....................................................    24
 Terms of the Reorganization ...........................................................    24
 Board Consideration of the Reorganization .............................................    25
 Performance ...........................................................................    29
 Material U.S. Federal Income Tax Consequences and Federal Income Tax Opinions .........    30
 Fees and Expenses of the Reorganization ...............................................    32
 Existing and Pro Forma Capitalization .................................................    32

PROPOSAL 2: APPROVAL OF AN INTERIM AGREEMENT ...........................................    35

 Summary ...............................................................................    35
 Terms of the Interim Agreement and the Prior Agreement ................................    36
 Approval by the Boards of Trustees of the Montgomery Funds ............................    37

INFORMATION ON VOTING ..................................................................    38

OUTSTANDING SHARES .....................................................................    39

INTEREST OF CERTAIN PERSONS IN THE TRANSACTIONS ........................................    40

ANNUAL MEETINGS AND SHAREHOLDER MEETINGS ...............................................    51

EXHIBIT A EXPENSE SUMMARIES OF THE MONTGOMERY FUNDS AND ACQUIRING
          FUNDS ........................................................................   A-1

EXHIBIT B COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES ...........................   B-1

EXHIBIT C MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE FOR EACH OF THE
          WELLS FARGO FUNDS ............................................................   C-1

EXHIBIT D ADDITIONAL INFORMATION REGARDING WELLS CAPITAL ...............................   D-1

                                 INTRODUCTION

     On January 17, 2003, Wells Fargo & Company (the parent company of Funds Management), Funds Management and Wells Capital, purchased certain parts of the institutional and retail investment management business of MAM, the previous investment adviser to the Montgomery Funds. We refer to this purchase as the Acquisition. As part of the Acquisition, MAM agreed to use commercially reasonable efforts to obtain the Montgomery Funds' Boards' approval of the Agreement and Plan of Reorganization with the Wells Fargo Funds and of the interim advisory agreement with Wells Capital (the "Interim Agreement"). MAM also agreed to use commercially reasonable efforts to help prepare these proxy solicitation materials, process them through the SEC and obtain the necessary shareholder approvals. Under the Acquisition Agreement, MAM is entitled to compensation from Wells Fargo & Company and its affiliates, but not from the Montgomery Funds, which is payable following shareholder approval and the consummation of the Reorganization. The parties to the Acquisition Agreement have elected to keep the amount of the compensation confidential.

     In connection with the Acquisition, the Boards of the Montgomery Funds approved the reorganization of each of the Montgomery Funds into certain existing or newly-created Wells Fargo Funds, and approved an Interim Agreement with Wells Capital to provide advisory services to each of the affected Montgomery Funds from January 17, 2003 until the closing of the Reorganization. The Montgomery Funds called this special shareholders' meeting to allow the shareholders of each Montgomery Fund to vote on two proposals. The first proposal is the proposed reorganization of eleven of the Montgomery Funds into ten Wells Fargo Funds. The second proposal is the approval of the Interim Agreement between each Montgomery Fund and Wells Capital.

                                  PROPOSAL 1:
            APPROVAL OF THE REORGANIZATION OF THE MONTGOMERY FUNDS

Summary

     On December 16, 2002, the Montgomery Funds' Boards unanimously voted to approve the Reorganization, subject to approval by shareholders of each Montgomery Fund. In the Reorganization, each Montgomery Fund will transfer its assets to its corresponding Acquiring Fund, which will assume the liabilities of the Montgomery Fund. Upon this transfer of assets and assumption of liabilities, the Acquiring Fund will issue shares to the Montgomery Fund, which shares will be distributed to shareholders in liquidation of the Montgomery Fund. Any shares you own of a Montgomery Fund at the time of the Reorganization will be cancelled and you will receive shares in the same or a comparable class of the corresponding Acquiring Fund having a value equal to the value of your shares of the Montgomery Fund. The Reorganization is expected to be a tax-free transaction for U.S. federal income tax purposes. If approved by shareholders, the Reorganization is expected to occur on or about June 6, 2003.

Reasons for the Reorganization

     The Reorganization arises out of Commerzbank AG's decision to sell most of MAM's U.S. investment management business. Commerzbank AG is MAM's parent company. Management of the Montgomery Funds reviewed the product offerings of the Montgomery Funds and the asset size of the Funds to determine whether the Funds remained economically viable and whether shareholders of certain Montgomery Funds would be better served if the Funds were reorganized into a larger fund family with better distribution capabilities. Subsequently, the Boards of the Montgomery Funds approved the proposed Reorganization of the Montgomery Funds into series of the Wells Fargo Funds. The Boards concluded that participation in the proposed Reorganization is in the best interests of each Montgomery Fund and its shareholders. In reaching that conclusion, the Boards considered, among other things:

     1. The enhanced viability of the combined Funds due to larger asset size and access to multiple channels of distribution for the Wells Fargo Funds.

     2. The broader product array of the more than 70 mutual funds in the Wells Fargo Funds family, and the expanded range of investment options and exchange opportunities available to shareholders.

     3. The service capabilities of the Wells Fargo Funds, including 24-hour phone service, automated services, and greater assistance to better service the needs of shareholders.

     4. The compatibility of the investment objectives and principal investment strategies of the Acquiring Funds with those of the Montgomery Funds.

     5. The comparative performance of the Acquiring Funds into which the Montgomery Funds will be reorganized.

     6. The net and gross operating expense ratios of the Acquiring Funds as compared to their corresponding Montgomery Funds.

     7. The expected tax-free nature of the Reorganization for U.S. federal income tax purposes.

     8. The potential for greater operating efficiencies of the Wells Fargo Funds into which the Montgomery Funds will be reorganized.

     9. The decision by Commerzbank AG and MAM to sell much of MAM's U.S. investment management business, and the decision by Wells Capital to employ most of MAM's key investment management professionals who manage certain Montgomery Funds.

     10. The undertaking by Funds Management and Commerzbank AG to pay all expenses connected with the Reorganization so that shareholders of the Montgomery Funds will not bear these expenses.

     The Montgomery Funds' Boards also concluded that the economic interests of the shareholders of the Montgomery Funds would not be diluted as a result of the proposed Reorganization, since the number of Acquiring Fund shares to be issued to Montgomery Fund shareholders will be calculated based on the respective net asset value of the Funds. For a more complete discussion of the factors considered by the Montgomery Funds' Boards in approving the Reorganization, see the section entitled "Board Consideration of the Reorganization" in this Proxy/Prospectus.

     The following summary highlights differences between each Montgomery Fund and its corresponding Acquiring Fund. This summary is not complete and does not contain all of the information that you should consider before voting on the Reorganization. For more complete information, please read this entire document and the enclosed Acquiring Fund prospectus(es).

Comparison of Current Fees and Pro Forma Fees

     The following chart shows current expense ratios for each Montgomery Fund and Acquiring Fund, both before (gross) and after (net) expense waivers and reimbursements. It also shows the pro forma expense ratios, which show the anticipated effects, if any, of the Reorganization on both gross and net operating expense ratios.

     Net expenses are those expenses that a shareholder can expect to actually pay (after an adviser or other service provider has waived fees and/or reimbursed expenses). In 22 out of the 27 class Reorganizations involved, the pro forma Acquiring Fund class will have net operating expense ratios lower than or equal to the corresponding Montgomery Fund class. In five cases, the Acquiring Fund class has higher net operating expense ratios than its corresponding Montgomery Fund class. Those five cases have been highlighted in bold and italics in the chart below.

     Gross expenses are those expenses that can potentially be charged to a shareholder if waiver and expense reimbursements weren't in place (which they are). In 25 out of the 27 class Reorganizations involved, the pro forma Acquiring Fund class will have gross operating expense ratios lower than or equal to the corresponding Montgomery Fund class. In only two cases, the pro forma Acquiring Fund class has higher gross operating expense ratios than its corresponding Montgomery Fund class. In neither case, however, are the Acquiring Fund's net operating expense ratios higher. These two cases have also been highlighted in bold and italics in the chart below.

     In addition, the chart below assumes that both Montgomery Emerging Markets Focus Fund and Montgomery Emerging Markets Fund will reorganize into the WF Montgomery Emerging Markets Focus Fund.

The possibility exists that one Fund will approve the Reorganization, but not the other. For these scenarios and a breakdown of the specific fees charged for all Montgomery Funds and Acquiring Funds, and more information about expenses, see Exhibit A.

                                          Gross/                                                               Pro Forma
                                        Committed                                                           Gross/Committed
                                      Net Operating                                                          Net Operating
Montgomery Fund/Share Class           Expense Ratio                         Acquiring Fund/Share Class       Expense Ratio
---------------------------           -------------                         --------------------------       -------------
Montgomery Global Tech, Telecom                                          WF Specialized Technology Fund
 and Media Fund
   Class R                            1.94% / 1.90%     [right arrow]       Class A                          1.87% / 1.75%
--------------------------------------------------------------------------------------------------------------------------
Montgomery Government Money                                              WF Government Money Market
 Market Fund                                                              Fund
   Class R                            0.53% / 0.53%     [right arrow]       Service Class                    0.56% / 0.50%
--------------------------------------------------------------------------------------------------------------------------
Montgomery Growth Fund                                                   WF Large Company Growth Fund
   Class P                            1.79% / 1.75%                         Class A                          1.40% / 1.20%
   Class R                            1.55% / 1.50%     [right arrow]       Class A                          1.40% / 1.20%
--------------------------------------------------------------------------------------------------------------------------
Montgomery Int. Growth Fund                                              WF International Equity Fund
   Class P                            3.73% / 1.93%     [right arrow]       Class A                          1.72% / 1.50%
   Class R                            3.45% / 1.65%                         Class A                          1.72% / 1.50%
--------------------------------------------------------------------------------------------------------------------------
Montgomery Mid Cap Fund                                                  WF Mid Cap Growth Fund
   Class R                            3.10% / 1.50%     [right arrow]       Class A                          1.50% / 1.45%
--------------------------------------------------------------------------------------------------------------------------
Montgomery Emerging Markets
 Focus Fund
   Class A                            5.27% / 2.20%     [right and
   Class B                            5.38% / 2.31%      down arrow]
   Class C                            6.51% / 3.44%
   Class R (will become Acquiring     4.66% / 1.60%                      WF Montgomery Emerging Markets
    Fund's Institutional Class)                                           Focus Fund (new)
Montgomery Emerging Markets                                                 Class A                          2.04% / 1.90%
 Fund                                                                       Class B                          2.79% / 2.65%
   Class A                            2.95% / 2.08%     [right and          Class C                          2.79% / 2.65%
   Class B                            3.50% / 2.80%      up arrow]          Institutional Class              1.71% / 1.60%
   Class C                            3.40% / 2.53%
   Class R (will become Acquiring     2.82% / 1.95%
    Fund's Class A)
--------------------------------------------------------------------------------------------------------------------------
Montgomery Inst. Series: Emerging                                        WF Montgomery Institutional
 Markets Portfolio                                                        Emerging Markets Fund (new)
   Institutional Class                4.80% / 1.30%     [right arrow]       Select Class                     1.67% / 1.25%
--------------------------------------------------------------------------------------------------------------------------
Montgomery Short Duration                                                WF Montgomery Short Duration
 Government Bond Fund                                                     Government Bond Fund (new)
   Class A                            1.78% / 1.12%     [right arrow]       Class A                          1.15% / 0.90%
   Class B                            2.00% / 1.65%                         Class B                          1.90% / 1.65%
   Class C                            2.00% / 1.65%                         Class C                          1.90% / 1.65%
   Class R                            1.53% / 0.87%                         Institutional Class              0.82% / 0.60%
--------------------------------------------------------------------------------------------------------------------------
Montgomery Small Cap Fund                                                WF Montgomery Small Cap Fund
                                                                          (new)
   Class P                            1.73% / 1.63%     [right arrow]       Class A                          1.70% / 1.40%
   Class R                            1.51% / 1.40%                         Class A                          1.70% / 1.40%
--------------------------------------------------------------------------------------------------------------------------
Montgomery Total Return Bond                                             WF Montgomery Total Return Bond
 Fund                                                                     Fund (new)
   Class A                            1.95% / 0.96%     [right arrow]       Class A                          1.26% / 1.00%
   Class B                            2.46% / 1.71%                         Class B                          2.01% / 1.75%
   Class C                            2.46% / 1.71%                         Class C                          2.01% / 1.75%
   Class R                            1.42% / 0.71%                         Institutional Class              1.08% / 0.70%
   Class I                            1.71% / 0.47%                         Select Class                     0.83% / 0.42%

     Funds Management is contractually obligated to maintain a specific net operating expense ratio for each class of each Wells Fargo Fund. Thus, under normal circumstances, the net operating expenses of each Acquiring Fund listed above cannot exceed the percentage listed. Funds Management is obligated to maintain the net operating expense ratio of the WF Mid Cap Growth Fund, WF Montgomery Small Cap Fund, WF Large Company Growth Fund, WF Montgomery Emerging Markets Focus Fund, WF Montgomery Institutional

Emerging Markets Fund, WF International Equity Fund and the WF Specialized Technology Fund shown above through at least January 31, 2004, and to maintain the net operating expense ratio of the WF Government Money Market Fund shown above through at least July 31, 2004. Finally, Funds Management is contractually obligated to maintain the net operating expense ratio of the WF Montgomery Total Return Bond Fund and the WF Montgomery Short Duration Government Bond Fund through at least September 30, 2004. Upon the expiration of the applicable mandatory waiver period, the net operating expense ratios of each Acquiring Fund may be increased only with the approval of the Board of Trustees of the Wells Fargo Funds.

     MAM as the prior investment adviser, and Wells Capital as the interim adviser, are contractually obligated to maintain a net operating expense ratio (subject to certain expense exclusions) for each Montgomery Fund through June 30, 2003. Because the contract for the Montgomery Funds excludes certain expenses, the actual net operating expense ratio of each Montgomery Fund is less certain than its corresponding Wells Fargo Fund and could vary depending on the amount of excluded expenses incurred by a Montgomery Fund in a specific fiscal year. The net operating expense ratios for the Montgomery Funds listed in the chart above are based on the actual expenses charged in the last fiscal year. The contract is extendable on June 30, 2003, and the net operating expense ratio of each Montgomery Fund may be raised thereafter only with the approval of the Boards of the Montgomery Funds.

Comparison of Investment Objectives, Principal Investment Strategies and
Policies

     Each Montgomery Fund and its corresponding Acquiring Fund pursue similar investment objectives and hold substantially similar securities. As a result, the proposed Reorganization is not expected to cause significant portfolio turnover or transaction expenses from the sale of securities that are incompatible with the investment objective(s) of the Acquiring Fund.

     The Montgomery Funds have investment objectives that are classified as fundamental, which means that they cannot be changed without shareholder approval. The Wells Fargo Funds have investment objectives that are classified as non-fundamental, which means that the Wells Fargo Funds' Board of Trustees can change them without shareholder approval. Thus, the Reorganization will result in a change in the Montgomery Fund shareholders' right to vote to approve changes to the investment objectives of the Fund(s) in which they own shares.

     The Montgomery Funds and the Wells Fargo Funds have similar overall investment policies. However, the Montgomery Funds have classified more of their investment policies as fundamental policies, which can be changed only with shareholder approval, than the Wells Fargo Funds. Investment policies can restrict a fund's ability to respond to new developments and changing trends and prevent a portfolio manager from purchasing a security that is consistent with a fund's investment objective and principal strategies and otherwise an appropriate investment. Generally, the Wells Fargo Funds have adopted fewer fundamental investment policies because their policies were developed with a view to avoiding restrictions that unnecessarily hamper a portfolio manager's discretion, and to conforming such policies to the flexibility currently permitted under federal and state law. Generally, the Wells Fargo Funds have a combination of fundamental and non-fundamental investment policies that are substantially similar to the Montgomery Funds' fundamental policies. Many of the policies that are classified as fundamental by the Montgomery Funds and as non-fundamental by the Wells Fargo Funds involve limitations independently imposed under the Investment Company Act of 1940 (the "1940 Act"), the commodities laws or other federal securities laws. Thus, although Montgomery Fund shareholders have the right to vote to approve changes to more fundamental policies than Wells Fargo Funds' shareholders, this voting right is not significant to the Funds' day-to-day operations because many of the policies are followed by the Acquiring Funds and required under applicable law.

     Unlike other Acquiring Funds involved in the Reorganization, the WF Large Company Growth Fund is a mutual fund that does not invest directly in portfolio securities. Rather, it invests in a corresponding portfolio of Wells Fargo Master Trust that has the same investment objectives and strategies as those of the WF Large Company Growth Fund.

     The following charts compare the investment objective(s) and principal investment strategies of each Montgomery Fund and the corresponding Acquiring Fund, and describe the key differences between the Funds.

A more detailed comparison of the Funds' investment objectives, strategies and other investment policies can be found at Exhibit B. You also can find additional information about a specific Fund's investment objective(s), principal investment strategies and investment policies in its prospectus and SAI.

Fund Names               Objectives                  Principal Strategies                     Key Differences
--------------------------------------------------------------------------------------------------------------------------
Montgomery        Seeks long-term capital     The Fund invests at least 80% of      o The Montgomery Global Tech,
Global Tech,      appreciation.               its net assets in stocks of             Telecom and Media Fund primarily
Telecom and                                   companies of any size worldwide         invests in three related industries:
Media Fund                                    that are involved in technology,        technology, telecom and media,
                                              telecommunications, media,              whereas the WF Specialized
                                              broadcasting, publishing,               Technology Fund concentrates
                                              computer systems and the                solely in the technology sector.
                                              Internet. The Fund typically            Because most of the Montgomery
                                              invests in at least three countries     Fund's telecommunication and
                                              including the U.S., with no more        media holdings currently involve
                                              than 40% of its assets in any one       companies engaged in the
                                              foreign country.                        manufacture or development of
                                                                                      telecommunication equipment, they
                                                                                      fall within the WF Specialized
WF Specialized    Seeks long-term capital     The Fund invests principally in         Technology Fund's definition of
Technology Fund   appreciation by investing   equity securities of technology         technology companies and would be
                  in domestic and foreign     companies worldwide. The Fund           permissible investments under the
                  equity securities of        invests at least 80% of its net         Fund's 80% investment policy.
                  technology companies.       assets in securities of technology    o Both Funds may invest in foreign
                                              companies, which it defines as          securities, but the WF Specialized
                                              those with revenues primarily           Technology Fund may invest only
                                              generated by technology products        50% of its total assets in foreign
                                              and services, such as computer,         securities and no more than 25% of
                                              software and communications             its total assets in any one foreign
                                              equipment and services,                 country, although investments in
                                              semi-conductor, healthcare,             Japan may exceed this limitation. In
                                              biotechnology and defense and           contrast, the Montgomery Global
                                              aerospace. Because the Fund             Tech, Telecom and Media Fund does
                                              retains the flexibility to invest in    not have a mandatory ceiling on the
                                              a relatively small number of            amount of assets it may invest in
                                              stocks, it is also considered to be     foreign securities, but it may invest
                                              non-diversified. The Fund may           no more than 40% of its total assets
                                              invest up to 50% of its total           in any one foreign country.
                                              assets in foreign securities, but no  o The WF Specialized Technology
                                              more than 25% in any one                Fund is subject to express
                                              foreign country, except Japan.          capitalization requirements for the
                                              The Fund invests primarily in           companies in which it invests,
                                              issuers with an average market          whereas the Montgomery Global
                                              capitalization of $500 million or       Tech, Telecom and Media Fund is not
                                              more, although it may invest up         so limited.
                                              to 15% of its total assets in         o The Montgomery Global Tech,
                                              equity securities of companies          Telecom and Media Fund is a
                                              with market capitalizations below       diversified fund, which means it is
                                              $100 million.                           more limited in the amount it may
                                                                                      invest in any one issuer than is the
                                                                                      WF Specialized Technology Fund.

Fund Names               Objectives                 Principal Strategies                   Key Differences
--------------------------------------------------------------------------------------------------------------------
Montgomery      Seeks current income        The Fund's portfolio consists       o There are no material differences
Government      consistent with liquidity   entirely of high-quality, short-      between the two Funds because
Money Market    and capital preservation.   term money market instruments,        they have substantially similar
Fund                                        as required by Rule 2a-7 under        investment objectives, principal
                                            the 1940 Act. The Fund invests        strategies and investment policies
                                            at least 80% of its net assets in     and invest in substantially similar
                                            short-term U.S. Government            instruments.
                                            obligations, including
                                            repurchase agreements
                                            collateralized by U.S.
                                            Government obligations, and in
                                            similar money market funds.

WF Government   Seeks high current          The Fund's portfolio consists
Money Market    income, while preserving    entirely of high-quality, short-
Fund            capital and liquidity.      term money market instruments,
                                            as required by Rule 2a-7 under
                                            the 1940 Act. The Fund invests
                                            at least 80% of its net assets in
                                            U.S. Government obligations,
                                            including repurchase agreements
                                            collateralized by U.S.
                                            Government obligations.

Fund Names             Objectives                   Principal Strategies                       Key Differences
------------------------------------------------------------------------------------------------------------------------------
Montgomery    Seeks long-term capital      The Fund invests primarily in         o The two Funds have different
Growth Fund   appreciation.                U.S. growth companies with              selection criteria in that the
                                           market capitalizations of at least      Montgomery Growth Fund invests
                                           $1 billion at the time of               primarily in companies with market
                                           purchase. The Fund favors               capitalizations of at least $1 billion at
                                           companies that are well                 the time of purchase, whereas the
                                           managed, have a visible three-          WF Large Company Growth Fund
                                           year growth plan, are                   invests primarily in companies with
                                           reasonably valued relative to           market capitalizations of $3 billion or
                                           their peers and demonstrate             more. This difference provides the
                                           evidence of business momentum           Montgomery Growth Fund with more
                                           as a catalyst for growth and            flexibility in the size of companies in
                                           share-price appreciation. The           which the Fund invests. As a
                                           Fund seeks to be fully invested         practical matter, however, since 1999,
                                           and well diversified with high-         the Montgomery Growth Fund has
                                           quality holdings across a broad         typically held mostly growth-oriented
                                           range of sectors.                       securities of larger companies, i.e.,
                                                                                   those with market capitalizations in
WF Large      Seeks long-term capital      The Fund is a gateway fund              excess of $3 billion.
Company       appreciation by investing    that invests substantially all of     o The WF Large Company Growth
Growth Fund   primarily in large, high-    its assets in a diversified master      Fund may invest up to 20% of its
              quality domestic             portfolio of securities of large        assets in foreign securities, whereas
              companies that the           companies that are attractively         the Montgomery Growth Fund may
              adviser believes have        valued, with fundamental                invest only up to 5% of its assets in
              superior growth potential.   characteristics above the market        foreign securities. In practice,
                                           average and that support                however, the WF Large Company
                                           earnings growth capability. The         Growth Fund typically invests less
                                           Fund invests at least 80% of its        than 5% of its assets in foreign
                                           net assets in companies with            securities.
                                           market capitalizations of
                                           $3 billion or more.

Fund Names                 Objectives                 Principal Strategies                      Key Differences
------------------------------------------------------------------------------------------------------------------------------
Montgomery         Seeks long-term capital    The Fund invests in a                o The Funds have slightly different
International      appreciation.              diversified portfolio of medium-       investment objectives in that the
Growth Fund                                   and large-cap companies in             Montgomery International Growth
                                              developed markets outside the          Fund seeks long-term capital
                                              United States. The Fund invests        appreciation, whereas the WF
                                              primarily in companies whose           International Equity Fund seeks
                                              market capitalizations exceed $1       total return (which includes both
                                              billion at the time of purchase.       income and appreciation), with an
                                              The Fund currently concentrates        emphasis on long-term capital
                                              its investments in the stock           appreciation.
                                              markets of western Europe and        o The Funds utilize slightly different
                                              developed Asian markets, such          stock selection criteria in that the
                                              as Japan and Hong Kong. The            Montgomery International Growth
                                              Fund typically invests in at least     Fund normally invests in medium-
                                              three countries outside the U.S.,      and large-sized companies whose
                                              with no more than 40% of its           market capitalizations exceed $1
                                              assets concentrated in any one         billion at the time of purchase,
                                              country.                               whereas the WF International
                                                                                     Equity Fund expects that its
                                                                                     portfolio will maintain an average
                                                                                     market capitalization of $10 billion
                                                                                     or more, although it may invest in
                                                                                     equity securities of issuers with
WF International   Seeks total return, with   The Fund invests in a                  market capitalizations as low as
Equity Fund        an emphasis on capital     diversified portfolio of equity        $250 million.
                   appreciation, over the     securities of companies based in     o The WF International Equity Fund
                   long term.                 developed foreign countries,           may concentrate a higher percentage
                                              and in emerging markets. The           of its total assets in any one country
                                              Fund invests at least 80% of its       (50%) as compared with the
                                              net assets in equity securities of     Montgomery International Growth
                                              companies based outside the            Fund (40%), but the WF
                                              U.S. The Fund ordinarily               International Equity Fund is
                                              invests in a minimum of five           required to invest in more countries
                                              countries other than the U.S.,         (five) as compared with the
                                              and may invest up to 50% of its        Montgomery International Growth
                                              total assets in any one country,       Fund (three).
                                              and up to 25% of its total assets    o The WF International Equity Fund
                                              in emerging markets.                   may invest a higher percentage of
                                                                                     its assets in emerging markets
                                                                                     (25%) as compared with the
                                                                                     Montgomery International Growth
                                                                                     Fund (only 5%).

Fund Names                     Objectives               Principal Strategies                   Key Differences
------------------------------------------------------------------------------------------------------------------------------
Montgomery Mid         Seeks long-term capital   The Fund invests in a              o There are no material differences
Cap Fund               appreciation.             diversified portfolio of growth-     between the Montgomery Mid Cap
                                                 oriented equity securities of        Fund and the WF Mid Cap Growth
                                                 U.S. mid cap companies whose         Fund because both Funds follow
                                                 market capitalization is             substantially similar principal
                                                 consistent with the Russell          strategies and investment policies
                                                 Midcap Index. The Fund invests       and restrictions.
                                                 at least 80% of its net assets in
                                                 U.S. mid cap securities.

WF Mid Cap             Seeks long-term capital   The Fund invests in a
Growth Fund            appreciation.             diversified portfolio of growth-
(The Wells Fargo                                 oriented equity securities of
Funds' Board                                     U.S. mid cap companies whose
approved changing                                market capitalization is within
the name of the                                  the range of the Russell Midcap
Fund to the WF                                   Index. The Fund invests at least
Montgomery Mid                                   80% of its net assets in mid cap
Cap Growth Fund                                  securities.
if the Reorganization
is approved by
shareholders of the
Montgomery Mid
Cap Fund.)

Fund Names              Objectives                Principal Strategies                    Key Differences
--------------------------------------------------------------------------------------------------------------------
Montgomery      Seeks long-term capital    The Fund invests in a              o The principal strategies and
Emerging        appreciation.              concentrated portfolio of            investment approach of the WF
Markets Focus                              companies based or operating         Montgomery Emerging Markets
Fund                                       primarily in developing              Focus Fund will be substantially
                                           economies throughout the             similar to those of the Montgomery
                                           world. The Fund ordinarily           Emerging Markets Focus Fund, so
                                           concentrates its investment in       there will be no material differences
                                           20 to 40 companies. The Fund         between those two Funds.
                                           invests at least 80% of its net    o The principal difference between
                                           assets in equity securities of       the WF Montgomery Emerging
                                           companies based or operating         Markets Focus Fund and the
                                           primarily in no fewer than           Montgomery Emerging Markets
                                           three but no more than ten           Fund is that the WF Montgomery
                                           developing countries. The Fund       Emerging Markets Focus Fund may
                                           also may invest up to 50% of         concentrate a larger percentage of
                                           its total assets in a single         its assets in a single emerging
                                           emerging market.                     market (up to 50%) as compared
                                                                                with the Montgomery Emerging
Montgomery      Seeks total return, with   The Fund invests in a                Markets Fund (up to 35%), and it
Emerging        an emphasis on capital     diversified portfolio of             may concentrate its investments in a
Markets Fund    appreciation, over the     companies based or operating         smaller number of emerging market
                long-term.                 in developing economies              countries (at least three compared to
                                           throughout the world. The Fund       at least six for the Montgomery
                                           invests at least 80% of its net      Emerging Markets Fund).
                                           assets in the stocks of            o The WF Montgomery Emerging
                                           companies of any size, based         Markets Focus Fund, similar to the
                                           in the world's developing            Montgomery Emerging Markets
                                           countries. The Fund typically        Focus Fund, will tend to have fewer
                                           holds investments in at least six    holdings (20 to 40) than the
                                           countries, with no more than         Montgomery Emerging Markets
                                           35% of its assets in any one         Fund (which held about 90 holdings
                                           country.                             as of June 30, 2002).

WF Montgomery   Seeks long-term capital    The principal strategies of the
Emerging        appreciation.              Fund are substantially similar
Markets Focus                              to those of the Montgomery
Fund (New)                                 Emerging Markets Focus Fund.

Fund Names                  Objectives               Principal Strategies                   Key Differences
---------------------------------------------------------------------------------------------------------------------
Montgomery          Seeks long-term capital   The Fund invests in a              o There are no material differences
Institutional       appreciation.             diversified portfolio of             between the two Funds because
Series: Emerging                              companies based or operating in      they have substantially similar
Markets Portfolio                             developing economies                 investment objectives, principal
                                              throughout the world. The Fund       strategies and investment policies,
                                              invests at least 80% of its net      and invest in substantially similar
                                              assets in the stocks of              investments.
                                              companies of any size, based in
                                              the world's developing
                                              countries. The Fund typically
                                              holds investments in at least six
                                              countries, which may include
                                              certain countries located in
                                              Latin America, Asia, Europe,
                                              the Middle East and Africa,
                                              with no more than 35% of its
                                              assets in any one country.

WF Montgomery       Seeks long-term capital   The principal strategies of the
Institutional       appreciation.             Fund are substantially similar to
Emerging                                      those of the Montgomery
Markets Fund                                  Institutional Series: Emerging
(New)                                         Markets Portfolio.

Fund Names                Objectives               Principal Strategies                   Key Differences
---------------------------------------------------------------------------------------------------------------------
Montgomery        Seeks current income      The Fund invests at least 80%      o There are no material differences
Short Duration    consistent with capital   of its net assets in short-term      between the two Funds because
Government        preservation.             U.S. Government securities,          they have substantially similar
Bond Fund                                   which may include Treasuries         investment objectives, principal
                                            in addition to bonds and notes       strategies and investment policies,
                                            issued by various government         and invest in substantially similar
                                            agencies. The Fund may               investments.
                                            purchase bonds of any maturity,
                                            but the portfolio's dollar-
                                            weighted average maturity is
                                            less than three years. The
                                            portfolio's overall effective
                                            duration ordinarily is less than
                                            that of a three-year U.S.
                                            Treasury note.

WF Montgomery     Seeks current income      The principal strategies of the
Short Duration    consistent with capital   Fund are substantially similar to
Government Bond   preservation.             those of the Montgomery Short
Fund (New)                                  Duration Government Bond
                                            Fund.

Fund Names               Objectives                Principal Strategies                    Key Differences
---------------------------------------------------------------------------------------------------------------------
Montgomery       Seeks long-term capital   The Fund invests in a                o There are no material differences
Small Cap Fund   appreciation.             diversified portfolio of rapidly       between the two Funds because
                                           growing U.S. small cap                 they have substantially similar
                                           companies. The Fund invests at         investment objectives, principal
                                           least 80% of its net assets in the     strategies and investment policies,
                                           stocks of U.S. companies, each         and invest in substantially similar
                                           having a market capitalization         investments.
                                           of less than $2 billion at the
                                           time of purchase.

WF Montgomery    Seeks long-term capital   The Fund's principal strategies
Small Cap Fund   appreciation.             are substantially similar to the
(New)                                      principal strategies of the
                                           Montgomery Small Cap Fund.

Fund Names              Objectives                Principal Strategies                   Key Differences
---------------------------------------------------------------------------------------------------------------------
Montgomery      Seeks total return         The Fund invests at least 80%      o There are no material differences
Total Return    consisting of income and   of its net assets in a broad         between the two Funds because
Bond Fund       capital appreciation.      range of investment-grade            they have substantially similar
                                           bonds, including U.S.                investment objectives, principal
                                           government securities, corporate     strategies and investment policies,
                                           bonds, mortgage-related              and invest in substantially similar
                                           securities, asset-backed             investments.
                                           securities and money market
                                           securities. The Fund may invest
                                           in bonds of any maturity, but
                                           generally the portfolio's overall
                                           effective duration ranges
                                           between four and five-and-a-
                                           half years.

WF Montgomery   Seeks total return         The principal strategies of the
Total Return    consisting of income and   Fund are substantially similar to
Bond Fund       capital appreciation.      those of the Montgomery Total
(New)                                      Return Bond Fund.

Common and Specific Risk Considerations

     Because of the similarities in investment objectives and policies, the Montgomery Funds and the Acquiring Funds are subject to substantially similar investment risks. The following discussion describes the principal risks that may affect the Funds, and compares the principal risks associated with each Montgomery Fund and its corresponding Acquiring Fund. You will find additional descriptions of specific risks for each Fund below and in the prospectus for the particular Montgomery Fund or Acquiring Fund.

     Equity Securities. Funds that invest in equity securities are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stock and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. Funds that invest in mid cap and smaller companies, in foreign investments (including investments made through American Depository Receipts ("ADRs") and similar investments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. Stocks of smaller companies tend to be more volatile, have lower trading volume, and are less liquid than larger company stocks; and small companies generally have higher failure rates than larger companies.

     Debt Securities. Funds that invest in debt securities, such as notes and bonds, are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of the debt securities in a Fund's portfolio, including U.S. Government or municipal obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt securities held in a Fund, unless the securities have adjustable or variable rate features, which can reduce the effect of interest rate changes on the value of those securities. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, and affect their value and the return on a portfolio.

     Foreign Securities. A Fund's investments in foreign issuers, foreign companies and emerging markets also are subject to special risks associated with international investing, including those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently than U.S. markets. Emerging market securities typically present greater exposure to these same risks and can present additional risks, such as social unrest and political upheaval, which can make them more volatile than investments in more established foreign markets. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies thereby reducing their earnings potential. Direct investment in foreign securities involves exposure to other risks, including those related to fluctuations in foreign currency exchange rates, substantial withholding and other taxes, trade settlement, custodial and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. Indirect investments in foreign securities, through ADRs, involve exposure to all the foreign securities risks discussed above, except for the additional risks described for direct investments in foreign companies.

     Mortgage- and Asset-Backed Securities. Funds that invest in mortgage- and asset-backed securities are subject to additional risks besides interest rate and credit risk. Mortgage-backed securities may not be guaranteed by the U.S. Treasury. Mortgage- and asset-backed securities are subject to prepayment acceleration and extension risk, either of which can reduce the rate of return on a portfolio. Asset-backed securities also are subject to the risk of default on the underlying assets, particularly during periods of economic downturn.

     Montgomery Global Tech, Telecom and Media Fund / WF Specialized Technology Fund. Both the Montgomery Global Tech, Telecom and Media Fund and the WF Specialized Technology Fund are primarily subject to the risks associated with equity securities and foreign securities, as described above. Also, because both Funds concentrate their investments in the technology and related sectors, they are both subject to greater risk than more diversified funds because of the impact (positive or negative) that developments affecting the technology industry could have on their respective portfolios.

     The Montgomery Global Tech, Telecom and Media Fund concentrates its investments in three related industries, while the WF Specialized Technology Fund concentrates its investments in technology companies, which it defines as those companies with revenues primarily generated by technology products and services, such as computer, software, communications equipment and services, semi-conductor, healthcare, biotechnology and defense and aerospace. However, the two Funds invest in similar investments and most of the Montgomery Global Tech, Telecom and Media Fund's holdings would be consistent with the WF Specialized Technology Fund's definition of technology companies. As of June 30, 2002, the Montgomery Global Tech, Telecom and Media Fund held some positions in traditional media companies (approximately 10%) that, although not consistent with the WF Specialized Technology Fund's 80% investment policy to invest in technology companies, could be held by the WF Specialized Technology Fund.

     In addition, the WF Specialized Technology Fund is subject to an express limitation on the amount it may invest in foreign securities (50%), whereas the Montgomery Global Tech, Telecom and Media Fund is not subject to any similar limitation. Thus, to the extent that the Montgomery Global Tech, Telecom and Media Fund utilized this flexibility to invest a significantly larger percentage of its assets in foreign securities, it could be subject to increased risk from foreign securities than the WF Specialized Technology Fund. As of September 30, 2002, foreign securities comprised approximately 30% of the Montgomery Global Tech, Telecom and Media Fund's portfolio, as compared with 21% of the WF Specialized Technology Fund's portfolio.

     Finally, the WF Specialized Technology Fund, as a non-diversified fund, reserves the right to invest a larger percentage of its assets in the securities of a single issuer. If the WF Specialized Technology Fund chooses to exercise this right, it would be subject to relatively greater risk than the Montgomery Global Tech, Telecom and Media Fund because of the impact (positive or negative) that any one issuer could have on the Fund's portfolio. Historically, however, the WF Specialized Technology Fund has not exercised this right. As of September 30, 2002, none of the WF Specialized Technology Fund's holdings exceeded 10% of its total assets.

     Montgomery Government Money Market Fund / WF Government Money Market
Fund. Both Funds are subject to the same principal risks. Both Funds seek to preserve the value of shareholders' investments by maintaining a stable net asset value of $1.00 per share, however, there is no guarantee that either Fund will be able to do so. Both Funds also are subject to the risks associated with debt securities. Because both Funds maintain portfolios with short maturities, each is subject to less interest rate risk than funds with portfolios comprised of securities with longer maturities.

     Montgomery Growth Fund / WF Large Company Growth Fund. Both the Montgomery Growth Fund and the WF Large Company Growth Fund are primarily subject to equity market risk, as described above. Because the Montgomery Growth Fund may invest in companies with market capitalizations of $1 billion or more, as compared with the $3 billion minimum capitalization level for the WF Large Company Growth Fund, it may invest in smaller companies than the WF Large Company Growth Fund and thus, may have a higher risk profile. As a practical matter, however, both Funds invest in growth-oriented stocks of large companies. As of September 30, 2002, the average capitalization of the portfolio of the Montgomery Growth Fund was $52.2 billion, as compared with $32 billion for the WF Large Company Growth Fund. To the extent that the WF Large Company Growth Fund exercises its right to invest a larger percentage of its assets in securities of foreign companies (up to 20% of total assets) than the Montgomery Growth Fund (up to 5% of total assets), it may be subject to additional risks associated with foreign securities, described above. Historically, however, the WF Large Company Growth Fund generally invests its assets in securities of large U.S. companies. As of September 30, 2002, foreign securities comprised 2.8% of the WF Large Company Growth Fund's portfolio, as compared with 0% of the Montgomery Growth Fund's portfolio.

     Montgomery International Growth Fund / WF International Equity Fund. The principal risks associated with investing in the Montgomery International Growth Fund and the WF International Equity Fund are the risks associated with investments in equity securities and in foreign securities, as described above. Both Funds are diversified portfolios. Generally, the Montgomery International Growth Fund has greater flexibility to invest in companies with smaller capitalization levels than the WF International Equity Fund. To the extent that the Montgomery International Growth Fund invests a greater percentage of its assets in small- or medium-sized companies (capitalizations of $1 billion or more), it would be subject to greater small-cap and mid-cap risks than the WF International Equity Fund, which invests primarily in large companies (capitalizations of $10 billion or more), and thus, may have a higher risk profile. Securities of small- or medium-sized companies could trade less frequently and in more limited volume than those of larger more mature companies. As of September 30, 2002, however, the portfolio weighted average capitalization of the WF International Equity Fund portfolio was approximately $23.6 billion, as compared with $17.6 billion for the Montgomery International Growth Fund.

     The WF International Equity Fund may invest up to 25% of its total assets in emerging markets securities, whereas the Montgomery International Growth Fund may invest no more than 5% of its total assets in such securities. To the extent that the WF International Equity Fund invests a higher percentage of its assets in emerging market securities, it could be subject to greater volatility and greater risk emanating from such securities, including political and regulatory risks.

     Finally, the Montgomery International Growth Fund has a lower minimum number of countries in which it must invest (three) as compared to the WF International Equity Fund (five) and a lower ceiling (40%) in which it may invest in any one country, as compared with the WF International Equity Fund (50%). Although there are slight differences in these policies, historically the Montgomery International Growth Fund and the WF International Equity Funds have broadly diversified their investments across many countries. As of September 30, 2002, each Fund held investments in over 20 countries. To the extent, however, that either Fund concentrates its investments in a smaller number of countries or in one particular country, it would be subject to increased risk because of the impact (positive or negative) that developments in a particular country or market could have on its portfolio.

     Montgomery Mid Cap Fund / WF Mid Cap Growth Fund. Prior to the Reorganization, the WF Mid Cap Growth Fund adopted the Montgomery Mid Cap Fund's principal strategies and investment approach, and is now managed by the portfolio managers of the Montgomery Mid Cap Fund. If the Reorganization is approved, the name of the WF Mid Cap Growth Fund will be changed to the WF Montgomery Mid Cap Growth Fund. Thus, both Funds invest in similar securities and have similar risks. Specifically, the principal risks of investing in the Montgomery Mid Cap Fund and the WF Mid Cap Growth Fund are the risks associated with equity securities, as described above. In addition, both Funds are subject to the risks associated with investing in mid cap securities. Investments in mid cap companies may be more volatile and less liquid than securities of larger companies, in part, because the issuers may be more vulnerable to adverse business or economic conditions. Mid cap companies also may have more limited product lines, markets and financial resources, and more aggressive capital structures than larger companies, and may be involved in rapidly growing or changing industries and/or new technologies.

     Montgomery Emerging Markets Focus Fund & Montgomery Emerging Markets Fund / WF Montgomery Emerging Markets Focus Fund. All of these Funds are primarily subject to equity market risk, foreign security risk and, especially, emerging markets risk, as described above. The risks of investing in emerging markets are considerable. The WF Montgomery Emerging Markets Focus Fund will follow substantially similar investment policies and restrictions as the Montgomery Emerging Markets Focus Fund, and hence there will be no material difference in the risks associated with these two Funds. The WF Montgomery Emerging Markets Focus Fund may focus more assets in fewer emerging countries (3-10) as compared with the Montgomery Emerging Markets Fund that invests in a minimum of six emerging markets countries. For example, as of June 30, 2002, the Montgomery Emerging Markets Fund held investments in 22 countries, as compared with the Montgomery Emerging Markets Focus Fund that held investments in seven countries.

     The WF Montgomery Emerging Markets Focus Fund may concentrate a higher percentage of its total assets (50%) in a single emerging market, as compared with the Montgomery Emerging Markets Fund (up to 35% of its total assets). Accordingly, the WF Montgomery Emerging Markets Focus Fund would be subject to increased risk to the extent that it invests the maximum percentage of its total assets (50%) in a single emerging market because of the impact (positive or negative) that developments affecting that one market could have on the Fund's portfolio.

     Because the WF Montgomery Emerging Markets Focus Fund typically concentrates its investments in a smaller number of emerging countries and a smaller number of companies than the Montgomery Emerging Markets Fund, such narrow concentration may make the Fund's net asset value extremely volatile. If economic downturns or other events occur that adversely affect one or more of the countries or companies in which the Fund invests, such events' impact on the Fund will be more magnified than with a more diversified Fund like the Montgomery Emerging Markets Fund.

     Finally, the WF Montgomery Emerging Markets Focus Fund, like the Montgomery Emerging Markets Focus Fund, will tend to have fewer holdings (20 to 40) than the Montgomery Emerging Markets Fund (which held securities of about 90 different issuers as of June 30, 2002). This would make the concentration risk of the WF Montgomery Emerging Markets Focus Fund higher than that of the corresponding Montgomery Emerging Markets Fund. When a portfolio's holdings are more concentrated, the risks associated with those holdings (for example, foreign risk) also become more concentrated.

     Montgomery Institutional Series: Emerging Markets Portfolio / WF Montgomery Institutional Emerging Markets Fund. Because the WF Montgomery Institutional Emerging Markets Fund will follow substantially identical investment policies and restrictions as the Montgomery Institutional Series:
Emerging Markets Portfolio, there are no material differences in the risks associated with investing in the Funds. Both Funds are primarily subject to the risks associated with equity securities, foreign securities and emerging markets securities, as described above.

     Montgomery Short Duration Government Bond Fund / WF Montgomery Short Duration Government Bond Fund. Because the WF Montgomery Short Duration Government Bond Fund will follow substantially similar investment policies and restrictions as the Montgomery Short Duration Government Bond Fund, there are no material differences in the risks associated with investing in the Funds. Both Funds are primarily subject to the risks associated with debt securities, as described above. Because both Funds may invest in mortgage- and asset-backed securities, both Funds also are subject to mortgage- and asset-backed securities risk. Finally, because both Funds invest in short duration bonds, they will be subject to less interest rate risk than funds investing in longer duration instruments.

     Montgomery Small Cap Fund / WF Montgomery Small Cap Fund. Because the WF Montgomery Small Cap Fund will follow substantially similar investment policies and restrictions as the Montgomery Small Cap Fund, there are no material differences in the risks associated with investing in the Funds. Both Funds invest in similar securities and have similar risks. Specifically, both Funds are primarily subject to equity market risk, as described above. In addition, both Funds are subject to the risks associated with investing in smaller companies. Investments in smaller companies may be more volatile and less liquid than investments in larger companies. Smaller companies generally have higher failure rates and lower trading volumes than larger companies.

     Montgomery Total Return Bond Fund / WF Montgomery Total Return Bond
Fund. Because the WF Montgomery Total Return Bond Fund will follow substantially similar investment policies and restrictions as the Montgomery Total Return Bond Fund, there are no material differences in the risks associated with investing in the Funds. Both Funds are primarily subject to the risks associated with debt securities, as described above. Because both Funds may invest in mortgage- and asset-backed securities, both Funds also are subject to the mortgage- and asset-backed securities risks, as described above.

Comparison of Shareholder Servicing and Distribution Plans

     The Montgomery Funds and Wells Fargo Funds have similar shareholder services and procedures. The Wells Fargo Funds offer three retail classes:
Class A, Class B and Class C shares. Also, the Wells Fargo Funds offer Institutional Class, Service Class and Select Class shares of certain Funds. The Montgomery Funds offer four retail classes: Class A, Class B, Class C and Class R. In addition, the Montgomery Funds offer Class P and Class I shares (Institutional Class shares).

     The Wells Fargo Funds family generally charges a front-end sales load on Class A and Class C shares (except Class C shares of the new WF Montgomery Short Duration Government Bond Fund), a contingent deferred sales load on Class B and C shares, and no load on Service, Select and Institutional Class shares. The WF Montgomery Emerging Markets Focus Fund also will charge a redemption fee of 2.00% if shares are redeemed or exchanged within three months of purchase. The Montgomery Funds family generally charges a front-end sales load on Class A shares, a contingent deferred sales charge on Class B and Class C shares, and no load on Class P, Class R and Institutional Class shares. Class R and Class P shareholders in the Montgomery U.S. Equity Funds and the International Global Equity Funds are charged a 2% redemption fee if shares are redeemed or exchanged within three months after purchase. Thus, all the Montgomery Funds involved in the Reorganization charge this redemption fee on Class P and Class R shares except the Montgomery Total Return Bond Fund, Montgomery Short Duration Government Bond Fund and the Montgomery Government Money Market Fund.

     The Wells Fargo Funds family will permit former shareholders of Class P and Class R of Montgomery Funds participating in the Reorganization who purchased their shares directly from the Montgomery Funds to purchase Class A shares of any fund in the Wells Fargo Funds family, and unnamed shares of the WealthBuilder Portfolios of the Wells Fargo Funds family, at NAV without charging the customary sales load. In addition, Montgomery Fund shareholders participating in the Reorganization who purchased shares through certain mutual fund supermarkets will be permitted to make additional investments in the Acquiring Fund at NAV without customary sales loads. Both the Wells Fargo Funds and Montgomery Funds waive front-end sales loads for certain investors, including certain employees, officers and trustees of the Funds and various entities affiliated with the Funds. The fee tables in Exhibit A include comparative information about maximum sales charges on purchases and maximum deferred sales charges on redemptions for the Funds. For more detailed information on sales charges, including volume purchase sales charge breakpoints and waivers, and reductions of deferred sales charges over time, see the Funds' prospectuses. Shareholders of the Montgomery Funds will receive shares of the same or comparable class of the Acquiring Fund. The Reorganization will not trigger any sales charges for shareholders.

     The Wells Fargo Funds family also has adopted a multi-class plan, a distribution plan and shareholder servicing plan for its Funds. Class A shares generally are not charged a distribution fee, but are charged a shareholder servicing fee of 0.25%. Class B and Class C shares are charged a distribution fee of 0.75% and a shareholder servicing fee of 0.25%. Institutional Class shares are not charged distribution fees, and only in certain funds are these shares charged shareholder servicing fees. Such funds include the small cap style funds which carry a 0.10% shareholder servicing fee, and the WF Montgomery Total Return Bond Fund which carries a shareholder servicing fee of 0.15%. The WF Government Money Market Service Class shares currently are not charged a distribution fee or a shareholder servicing fee; however, the Board of Wells Fargo Funds has approved a shareholder servicing fee of 0.25% for the Service Class shares of the WF Government Money Market Fund and by the time of closing, this shareholder servicing fee will be in effect. Select Class shares are not charged a distribution fee or a shareholder servicing fee.

     The Montgomery Funds also have adopted distribution plans and shareholder servicing plans for their Funds. Class A shares are charged a distribution fee of 0.25% but are not charged a shareholder servicing fee. Class B and Class C are charged a 0.75% distribution fee, and 0.25% shareholder servicing fee. Class P shares are charged a distribution fee of 0.25% and shareholder servicing fee of 0.25%. Class R shares and Class I shares generally are not charged either a distribution fee or shareholder servicing fee, however the Montgomery Total Return Bond Fund Class I shares are charged a shareholder servicing fee of 0.25%. Because shareholders of each Montgomery Fund will receive shares in the same or a comparable class of the Acquiring Fund, the Reorganization generally will not change whether shareholders of the Montgomery Fund are charged a distribution fee or shareholder servicing fee, except that Class R shares of a Montgomery Fund converted into Class A shares of a Wells Fargo Fund will pay a new 0.25% shareholder servicing fee. However, even with the addition of a new servicing fee, in each instance, shareholders holding Class R shares of a Montgomery Fund that will be converted into Class A shares of an Acquiring Fund, will either pay the same or lower overall fees as a result of the Reorganization.

     The Montgomery Funds and Acquiring Funds have substantially similar policies with respect to redemption procedures and the pricing of fund shares. The Wells Fargo Funds and Montgomery Funds generally permit exchanges between like share classes of their Funds. For both the Montgomery Funds and the Acquiring Funds, an exchange of fund shares generally is taxable for federal income tax purposes. Both the Montgomery Funds and the Acquiring Funds permit systematic withdrawals from their respective funds.

     The Wells Fargo Funds and Montgomery Funds distribute capital gains, if any, to shareholders at least annually. The chart below summarizes when distributions of net investment income are declared and paid for the Montgomery Funds and the Acquiring Funds.

Name of Fund                                                Frequency Declared     Frequency Paid
------------                                                ------------------     --------------
Montgomery Global Tech, Telecom and Media Fund ..........   Annually               Annually
WF Specialized Technology Fund ..........................   Annually               Annually

Montgomery Government Money Market Fund .................   Daily                  Monthly
WF Government Money Market Fund .........................   Daily                  Monthly

Montgomery Growth Fund ..................................   Annually               Annually
WF Large Company Growth Fund ............................   Annually               Annually

Montgomery International Growth Fund ....................   Annually               Annually
WF International Equity Fund ............................   Annually               Annually

Montgomery Mid Cap Fund .................................   Annually               Annually
WF Mid Cap Growth Fund ..................................   Annually               Annually

Montgomery Emerging Markets Focus Fund ..................   Annually               Annually
WF Montgomery Emerging Markets Focus Fund ...............   Annually               Annually

Montgomery Emerging Markets Fund ........................   Annually               Annually
WF Montgomery Emerging Markets Focus Fund ...............   Annually               Annually

Name of Fund                                                            Frequency Declared     Frequency Paid
------------                                                            ------------------     --------------
Montgomery Institutional Series: Emerging Markets Portfolio .........   Annually               Annually
WF Montgomery Institutional Emerging Markets Fund ...................   Annually               Annually

Montgomery Short Duration Government Bond Fund ......................   Daily                  Monthly
WF Montgomery Short Duration Government Bond Fund ...................   Daily                  Monthly

Montgomery Small Cap Fund ...........................................   Annually               Annually
WF Montgomery Small Cap Fund ........................................   Annually               Annually

Montgomery Total Return Bond Fund ...................................   Daily                  Monthly
WF Montgomery Total Return Bond Fund ................................   Daily                  Monthly

     Both the Wells Fargo Funds retail classes and Service Class and the Montgomery Funds retail classes and Class P shares offer a choice between automatically reinvesting distributions in additional shares or receiving them by check. Shareholders of Institutional Classes of Montgomery Funds should contact their Institution or consult their prospectus for distribution options.

     The Montgomery Funds' prospectuses and SAIs and the Acquiring Funds' prospectuses and SAIs contain more detailed discussions of shareholder services and procedures.

Comparison of Investment Advisors and Investment Advisory Fees

     On December 16, 2002, the Boards approved an Interim Agreement with Wells Capital. Under the Interim Agreement effective January 17, 2003, Wells Capital became the adviser to each of the Montgomery Funds, with MAM providing some administrative and support services pursuant to a separate services agreement between Wells Capital and MAM. Prior to January 17, 2003, MAM served as the investment adviser for each Montgomery Fund.

     Funds Management currently serves, and after the Reorganization will continue to serve, as investment adviser to each of the Acquiring Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Wells Fargo Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Wells Fargo Funds. Thus, by approving the Reorganization, shareholders of the Montgomery Funds are, in effect, approving the existing advisory agreement between Funds Management and each Acquiring Fund.

     Funds Management assumed investment advisory responsibilities for the existing Acquiring Funds on March 1, 2001, and will assume investment advisory responsibilities for the WF Montgomery Emerging Markets Focus Fund, WF Montgomery Institutional Emerging Markets Fund, WF Montgomery Short Duration Government Bond Fund, WF Montgomery Small Cap Fund and the WF Montgomery Total Return Bond Fund when those Funds commence operations at the close of the Reorganization. Prior to March 1, 2001, Wells Fargo Bank, N.A., which we refer to as Wells Fargo Bank, a wholly-owned subsidiary of Wells Fargo & Company, served as the investment adviser to all of the Wells Fargo Funds. Funds Management was created to assume the mutual fund advisory responsibilities from Wells Fargo Bank. To accomplish this purpose, the mutual fund activities and personnel of Wells Fargo Bank were spun-off to Funds Management. Funds Management, through the former personnel of Wells Fargo Bank has substantial experience managing mutual funds. Funds Management and Wells Fargo Bank are affiliates. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States, and one of the largest banks in the United States. As of September 30, 2002, Funds Management and its affiliates provided advisory services for over $171 billion in assets.

     The following chart highlights the annual contractual rate of investment advisory fees paid by each Montgomery Fund and Acquiring Fund as a percentage of average daily net assets. In the last fiscal year, however, the only Montgomery Funds that reached breakpoint levels were the Montgomery Government Money Market Fund which paid an advisory fee of 0.30%, and the Montgomery Institutional Series: Emerging Markets Portfolio, which paid an advisory rate of 1.19%.

Montgomery Fund/Acquiring Fund                                         Advisory Fee (Contractual)
------------------------------                                  ---------------------------------------
Montgomery Global Tech, Telecom and Media Fund                  $0 - 200 million                  1.25%
                                                                >$200 million                     1.00%
WF Specialized Technology Fund                                                                    1.05%
-------------------------------------------------------------------------------------------------------
Montgomery Government Money Market Fund                         $0 - 250 million                  0.40%
                                                                $250 - 500 million                0.30%
                                                                >$500 million                     0.20%
WF Government Money Market Fund                                                                   0.35%
-------------------------------------------------------------------------------------------------------
Montgomery Growth Fund                                          $0 - 500 million                  1.00%
                                                                $500 million - 1 billion          0.90%
                                                                >$1 billion                       0.85%
WF Large Company Growth Fund                                                                      0.75%
-------------------------------------------------------------------------------------------------------
Montgomery International Growth Fund                            $0 - 500 million                  1.10%
                                                                $500 million - $1 billion         1.00%
                                                                >$1 billion                       0.90%
WF International Equity Fund                                                                      1.00%
-------------------------------------------------------------------------------------------------------
Montgomery Mid Cap Fund                                         $0 - 200 million                  1.40%
                                                                >$200 million                     1.25%
WF Mid Cap Growth Fund                                                                            0.75%
-------------------------------------------------------------------------------------------------------
Montgomery Emerging Markets Focus Fund                          $0 - 250 million                  1.10%
                                                                $250 - 500 million                1.00%
                                                                >$500 million                     0.90%
WF Montgomery Emerging Markets Focus Fund                                                         1.10%
-------------------------------------------------------------------------------------------------------
Montgomery Emerging Markets Fund                                $0 - 250 million                  1.25%
                                                                >$250 million                     1.00%
WF Montgomery Emerging Markets Focus Fund                                                         1.10%
-------------------------------------------------------------------------------------------------------
Montgomery Institutional Series: Emerging Markets Portfolio     $0 - 50 million                   1.25%
                                                                $50 - 100 million                 1.00%
                                                                >$100 million                     0.90%
WF Montgomery Institutional Emerging Markets Fund                                                 1.10%
-------------------------------------------------------------------------------------------------------
Montgomery Short Duration Government Bond Fund                  $0 - 500 million                  0.50%
                                                                >$500 million                     0.40%
WF Montgomery Short Duration Government Bond Fund                                                 0.50%
-------------------------------------------------------------------------------------------------------
Montgomery Small Cap Fund                                       $0 - 250 million                  1.00%
                                                                >$250 million                     0.80%
WF Montgomery Small Cap Fund                                                                      0.90%
-------------------------------------------------------------------------------------------------------
Montgomery Total Return Bond Fund                               $0 - 500 million                  0.30%
                                                                >$500 million                     0.25%
WF Montgomery Total Return Bond Fund                                                              0.50%
-------------------------------------------------------------------------------------------------------

     Wells Capital directly provides or will provide sub-advisory services to each of the Acquiring Funds, except the WF Large Company Growth Fund and the WF Specialized Technology Fund. As of September 30, 2002, Wells Capital provided advisory services for over $106 billion in assets.

     Peregrine Capital Management, Inc. ("Peregrine"), a wholly-owned subsidiary of Wells Fargo Bank Minnesota, N.A., indirectly provides sub-advisory services to the WF Large Company Growth Fund. Because the WF Large Company Growth Fund is a Gateway Fund, Peregrine provides its sub-advisory services to that Fund indirectly by providing sub-advisory services to the master portfolio in which the WF Large Company Growth Fund invests. Peregrine provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) plans, foundations and endowments. As of September 30, 2002, Peregrine provided advisory services for over $8 billion in assets.

     Dresdner RCM Global Investors LLC ("Dresdner"), an indirect wholly-owned subsidiary of Dresdner Bank AG, directly provides sub-advisory services to the WF Specialized Technology Fund, and is responsible for the day-to-day investment management activities of the Fund. As of September 30, 2002, Dresdner and its affiliates managed over $42 billion in assets.

Other Principal Service Providers

     The following is a list of principal service providers for the Montgomery Funds and the Acquiring Funds:

Service                              The Montgomery Funds                          Wells Fargo Funds
-------                      -----------------------------------   -------------------------------------------------
Previous Investment          Montgomery Asset Management, LLC      N/A
Adviser                      101 California St., 35th Floor
                             San Francisco, CA 94111

Current Investment           Wells Capital Management              Wells Fargo Funds Management, LLC
Adviser                      Incorporated                          525 Market Street
                             525 Market Street                     San Francisco, CA 94105
                             San Francisco, CA 94105

Sub-Advisers                 N/A                                   Wells Capital Management Incorporated
                                                                   525 Market Street
                                                                   San Francisco, CA 94105
                                                                   (Sub-Adviser to each Acquiring Fund except the
                                                                   Large Company Growth Fund and the Specialized
                                                                   Technology Fund)

                                                                   Peregrine Capital Management, Inc.
                                                                   LaSalle Plaza, 1800 LaSalle Avenue
                                                                   Suite 1850
                                                                   Minneapolis, MN 55402
                                                                   (Sub-Adviser to the Large Company Growth
                                                                   Fund)

                                                                   Dresdner RCM Global Investors LLC
                                                                   4 Embarcadero Center
                                                                   San Francisco, CA 94111
                                                                   (Sub-Adviser to the Specialized Technology Fund)

Distributor                  Funds Distributor, Inc.               Stephens Inc.
                             60 State Street                       111 Center Street
                             Boston, MA 02109                      Little Rock, AR 72201

Administrator                Montgomery Asset Management, LLC      Wells Fargo Funds Management, LLC

Custodian                    J.P. Morgan Chase Bank                Wells Fargo Bank Minnesota, N.A.

Fund Accountant              J.P. Morgan Investor Services Co.     Forum Accounting Services, LLC/
                                                                   PFPC, Inc.*

Transfer Agent and           DST Systems, Inc.                     Boston Financial Data Services, Inc.
Dividend Disbursing Agent

Independent Auditors         PricewaterhouseCoopers LLP            KPMG LLP

------------
* Beginning January 1, 2003, the Wells Fargo Funds began to transition fund accounting duties for all of its funds to PFPC. The conversion is expected to be completed by the end of the first quarter 2003.

Comparison of Business Structures

     Federal securities laws largely govern the way mutual funds operate, but they do not cover every aspect of a fund's existence and operation. State law and each Fund's governing documents create additional operating rules and restrictions that the Funds must follow. The Montgomery Funds is organized as a Massachusetts business trust whose operations are governed by its Amended and Restated Declaration of Trust and By-laws and applicable Massachusetts law. Both The Montgomery Funds II and Wells Fargo Funds Trust are organized as Delaware statutory trusts and are governed by their Amended and Restated Declarations of Trust and By-laws (if applicable) and applicable Delaware law. The difference between operating as a series of a Massachusetts business trust or a Delaware statutory trust will not significantly affect the operation of any Montgomery Fund or change the responsibilities, powers or the fiduciary duty owed to shareholders by a trust's board of trustees and officers.

     Under Massachusetts and Delaware law, business trusts and statutory trusts, respectively, are operated by their board of trustees and officers appointed by the board. The composition of the Board of Trustees for The Montgomery Funds and The Montgomery Funds II is identical. Wells Fargo Funds Trust has different Trustees and Officers than the Montgomery Funds. For more information about the current Trustees and Officers of the Montgomery Funds and Wells Fargo Funds Trust, you should consult the Funds' current Statement of Additional Information.

     Under Delaware and Massachusetts law, shareholders have the right to vote on matters as specified in the declaration of trust. The declarations of trust for The Montgomery Funds and Wells Fargo Funds Trust require shareholder approval of a matter only if required under the federal securities laws or if each respective board decides to submit the matter to shareholders; and permit the board of trustees to amend them without shareholder approval unless the federal securities laws expressly require it. Thus, under the organizational documents of Wells Fargo Funds Trust, shareholders of the Montgomery Funds will not suffer any material dilution in the voting rights that they currently have as shareholders of the Montgomery Funds.

Terms of the Reorganization

     At the effective time of the Reorganization, each Acquiring Fund will acquire all of the assets and assume all of the liabilities of the corresponding Montgomery Fund in exchange for shares of the corresponding class of the Acquiring Fund.

     Each Acquiring Fund will issue the number of full and fractional shares determined by dividing the net value of all the assets of each respective Montgomery Fund by the net asset value of one share of the Acquiring Fund. The Agreement and Plan of Reorganization, copies of which are available upon request, provides the time for and method of determining the net value of each of the Montgomery Fund's assets and the net asset value of a share of each of the Acquiring Funds. We refer to the Agreement and Plan of Reorganization as the Reorganization Plan. To determine the valuation of the assets transferred by each Montgomery Fund and the number of shares of each Acquiring Fund to be transferred, the parties will use the standard valuation methods used by the Acquiring Funds in determining daily net asset values, which are identical to the methods used by the Montgomery Funds. The valuation will be done immediately prior to the closing of the Reorganization, which is expected to occur on or about June 6, 2003, and will be done at the time of day the Montgomery Funds and Acquiring Funds ordinarily calculate their net asset values.

     Each Montgomery Fund will distribute the Acquiring Fund shares it receives in the Reorganization to its shareholders. Shareholders of record of each Montgomery Fund will be credited with shares of the corresponding Acquiring Fund having an aggregate value equal to the Montgomery Fund shares that the shareholders hold of record at the effective time of the Reorganization. At that time, the Montgomery Fund will redeem and cancel its outstanding shares and will wind-up its affairs and terminate as soon as is reasonably practicable after the Reorganization.

     A majority of the appropriate Board of Trustees may terminate the Reorganization Plan on behalf of a Montgomery Fund or Acquiring Fund under certain circumstances. The Montgomery Funds' Boards also reserved the right to terminate the Reorganization Plan and liquidate the Montgomery Funds during the interim period if the Montgomery Funds are not allocated sufficient resources, or if the Boards otherwise determine that such termination is in the best interests of shareholders of the Montgomery Funds. Completion of the Reorganization is subject to numerous conditions set forth in the Reorganization Plan. An important condition to closing is that the Wells Fargo Funds receive a tax opinion to the effect that the Reorganization will qualify as a "reorganization" for U.S. federal income tax purposes. As such, the Reorganization will not be taxable for such purposes to the Montgomery Funds, the Acquiring Funds or the Montgomery Funds' shareholders. Another condition is that each Montgomery Fund make or declare distributions to its shareholders to the extent of its previously undistributed income and realized capital gains prior to the closing of the Reorganization. Other material conditions include the receipt of legal opinions regarding the Montgomery Funds and Acquiring Funds and the Reorganization. Last, the closing is conditioned upon both the Montgomery Funds and Acquiring Funds receiving the necessary documents to transfer assets and liabilities in exchange for shares of the Acquiring Funds.

Board Consideration of the Reorganization

     The Montgomery Funds' Boards of Trustees considered the proposed Reorganization of the Montgomery Funds into the Acquiring Funds at meetings held in November and December 2002.

     Funds Management made a presentation to the Montgomery Funds' Boards of Trustees first at a meeting held on November 1, 2002. Funds Management provided materials on the proposed Reorganization to the Boards of Trustees. Those materials included information on the investment objectives and the strategies of the Acquiring Funds, comparative operating expense ratios and performance information, and an analysis of the projected benefits to Montgomery Fund shareholders from the proposed Reorganization. After discussing and considering these materials, the Boards determined that they needed more information, and also hired a consultant to review the proposed Reorganization. At a special meeting on December 16, 2002, the Montgomery Funds' Boards of Trustees considered the proposed Reorganization of the Montgomery Funds into the Acquiring Funds, evaluated the recommendations of the consultant hired to evaluate the proposed Reorganization and unanimously approved the Reorganization Plan. The Boards further determined that the Reorganization of the Montgomery Funds into the Acquiring Funds would be in the best interests of each Montgomery Fund and its shareholders, and that the interests of existing shareholders of each Montgomery Fund would not be diluted as a result of the Reorganization.

     In determining whether to approve the Reorganization Plan and to recommend approval of the Reorganization to shareholders of the Montgomery Funds, the Boards of Trustees (including the Independent Trustees) made inquiries into a number of matters and considered the following factors, among others:

     (i) the terms of the purchase agreement among MAM, Commerzbank AG and Wells Fargo & Company whereby Wells Fargo & Company agreed to pay MAM for certain investment management assets, including advisory agreements with certain Montgomery Funds and MAM's agreement to use commercially reasonable efforts to obtain Board and shareholder approval of the Reorganization;

     (ii) MAM's agreement to provide continuing administrative and operational services to the Montgomery Funds during the interim period until the closing of the Reorganization;

     (iii) the anticipated effect of the Reorganization on per-share expenses, both before and after waivers, of the Montgomery Funds;

     (iv) the expense ratios and available information regarding the fees and expenses of the Wells Fargo Funds;

     (v) the anticipated benefits of economies of scale for the Montgomery Funds and benefits to their shareholders of promoting more efficient operations and enabling greater diversification of investments--for more information on this consideration see "Gross and Net Operating Expenses of the Funds" below;

     (vi) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests;

     (vii) the past changes in asset levels and the past performance of the Montgomery Funds, and the potential benefits to Montgomery Funds' shareholders emanating from the Montgomery Funds' access to the larger distribution network and capability of the Wells Fargo Funds;

     (viii) the future prospects of the Montgomery Funds if the proposed Reorganization was not effected, including the possibility and effects of liquidating the Montgomery Funds;

     (ix) the compatibility of the investment objectives, policies and restrictions of the Montgomery Funds and their corresponding Wells Fargo Fund;

     (x) the service features and investment options available to shareholders of the Montgomery Funds and the Wells Fargo Funds;

     (xi) the reputation, financial strength and resources of the Wells Fargo Funds;

     (xii) the decision by Commerzbank AG to sell much of MAM's U.S. investment management business, and the decision by Wells Capital to employ most of the key investment management professionals who previously managed the Montgomery Funds;

     (xiii) Commerzbank AG's decision to concentrate its investment advisory activities in Europe, as opposed to the United States;

     (xiv) that the expense of the Reorganization would not be borne by Montgomery Funds' shareholders;

     (xv)   the U.S. federal tax consequences of the Reorganization;

     (xvi)  other indirect tax consequences of the Reorganization; and

     (xvii) the possible alternatives to the Reorganization.

     In reaching the decision to approve the Reorganization and to recommend that shareholders vote in favor of the Reorganization, the Montgomery Funds' Boards of Trustees, including the Independent Trustees, unanimously concluded that participation of the Montgomery Funds in the Reorganization is in the best interests of the shareholders of each Montgomery Fund and would not result in dilution of such shareholder's interests. Their conclusion was based on a number of factors, including the following common considerations:

     o GREATER PRODUCT ARRAY AND ENHANCED RANGE OF INVESTMENT OPTIONS.

     Investors in Wells Fargo Funds enjoy a wide array of investment options and strategies. At the closing of the Reorganization, Wells Fargo Funds is expected to have over 70 funds, including equity funds, international and emerging markets funds, asset allocation funds, tax-free funds, income funds and money market funds. The Montgomery Funds did not have the same range of choices within each category of funds that the Wells Fargo Funds offer. This broad range of investment options will permit an investor in Wells Fargo Funds to diversify his or her investments and to participate in investment styles currently prevalent in the market, including a new High Yield Bond Fund and a planned Inflation Protected Bond Fund. Shareholders are free, with a few exceptions, to make exchanges of the same class of shares between Wells Fargo Funds without additional charge. Thus, if the Reorganization is approved, Montgomery Fund shareholders will have increased investment options and greater flexibility to change investments through exchanges. Such exchanges generally are taxable.

     o WELLS FARGO FUNDS SHAREHOLDER SERVICE CAPABILITIES

     With over $73 billion in assets under management, as of January 1, 2003, Wells Fargo Funds is the 25th largest fund company in the United States. In addition, the scale and financial resources of Funds Management allows Wells Fargo Funds to provide increased sales and service capabilities to fund shareholders and their financial intermediaries. Investors in Wells Fargo Funds have access to a top-rated telephone service operation (for both shareholders and their financial intermediaries), automated services, and internet services. Further, Funds Management provides convenient branch locations and access to other financial products and services. These shareholder services will be available to Montgomery Fund shareholders if the Reorganization is approved.

     o IMPROVED OPERATING EFFICIENCIES

     Wells Fargo Funds have the potential to operate more efficiently than the Montgomery Funds by, among other things, having a larger group of funds with greater assets, thereby reducing certain fixed costs (such as legal, compliance and board of trustee expenses) as a percentage of fund assets.

     o PORTFOLIO MANAGEMENT

     Wells Fargo Funds has greater depth in its investment management personnel provided by Funds Management and the various sub-advisers that run the day-to-day operations of the Wells Fargo Funds. Also, Wells Capital has hired the small cap, mid cap, emerging markets and fixed income portfolio management teams that manage certain of the Montgomery Funds, and those portfolio managers will continue to manage the applicable Montgomery Funds as employees of Wells Capital, rather than as employees of MAM.

     o ENHANCED VIABILITY

     The Montgomery Funds will be more viable as part of Wells Fargo Funds Trust due to the larger asset size and the multiple channels of distribution available to Wells Fargo Funds. Shares of the Wells Fargo Funds are sold through 28 organizations affiliated with Wells Fargo & Company and through at least 350 third-party organizations. As a result of these relationships, sales of new shares of Wells Fargo Funds are significantly higher than sales of new shares of the Montgomery Funds. The multiple distribution channels available to the Wells Fargo Funds should enhance the market presence and facilitate operating efficiencies.

     o COMPATIBLE OBJECTIVES AND INVESTMENT STRATEGIES

     As discussed in the section entitled "Comparison of Investment Objectives, Principal Investment Strategies and Policies," each Acquiring Fund and corresponding Montgomery Fund have compatible investment objectives and strategies. As a result, the proposed Reorganization is not expected to cause significant portfolio turnover or transaction expenses from the sale of securities that are incompatible with the investment objective(s) of the Acquiring Fund, although it will be necessary for the WF Montgomery Emerging Markets Focus Fund to sell some positions to move the Fund to a more focused style by holding investments in fewer countries. It also is not expected to significantly alter the risk/potential return profile of any shareholder's investment except as described in the comparison section. Further, the continuation of the portfolio management teams for the Montgomery Mid Cap Fund, Montgomery Small Cap Fund, Montgomery Emerging Markets Fund, Montgomery Institutional Series: Emerging Markets Portfolio, Montgomery Emerging Markets Focus Fund, Montgomery Total Return Bond Fund and the Montgomery Short Duration Government Bond Fund as the management teams of the corresponding Wells Fargo Funds will maintain a consistent investment style between those Montgomery Funds and their corresponding Wells Fargo Funds.

     o COMPARATIVE PERFORMANCE

     Also, in each Reorganization, the Acquiring Fund has comparable or better performance than the corresponding Montgomery Fund. In the Reorganizations involving the Montgomery Institutional Series: Emerging Markets Portfolio, Montgomery Mid Cap Growth Fund, Montgomery Short Duration Government Bond Fund, Montgomery Small Cap Fund, Montgomery Emerging Markets Focus Fund and the Montgomery Total Return Bond Fund, the Acquiring Fund will assume the financial history, including the performance history of the predecessor Montgomery Fund at the closing of the Reorganization. Shareholders can consult the chart under the heading "Performance" in this Proxy/Prospectus for Fund specific performance comparisons.

     o GROSS AND NET OPERATING EXPENSES OF THE FUNDS

     The Boards also considered the net and gross operating expense ratios for each Montgomery Fund and corresponding Acquiring Fund and, at their meetings, noted the potential for future savings and reductions.

     As presented to shareholders in the Proxy/Prospectus, in 22 out of the 27 class Reorganizations involved, the pro forma Acquiring Fund class will have net operating expense ratios lower than or equal to the corresponding

Montgomery Fund class. In five cases, the Acquiring Fund class has higher net operating expense ratios than its corresponding Montgomery Fund class. In 25 out of the 27 class Reorganizations involved, the pro forma Acquiring Fund class will have gross operating expense ratios lower than or equal to the corresponding Montgomery Fund class. In only two cases, the pro forma Acquiring Fund class has higher gross operating expense ratios than its corresponding Montgomery Fund class. The Boards were apprised that, in limited cases, increases in gross or net expense ratios would be required in order to maintain continuity and pricing consistency across the Wells Fargo Fund complex. They were also apprised that lowering ratios for any single Wells Fargo Fund or class could either create eventual viability problems (i.e., they would not likely operate efficiently at lower ratios) or inhibit pricing consistency and make certain Acquiring Funds or classes less attractive to shareholders.

     o TAX-FREE CONVERSION OF THE MONTGOMERY FUND SHARES

     The Boards also considered the tax-free conversion of the Montgomery Fund shares. If you were to redeem your investment in the Montgomery Funds and invest the proceeds in another Fund or other investment product, you generally would recognize gain or loss for U.S. federal income tax purposes upon the redemption of the shares. By contrast, it is intended that: (1) you will not recognize a taxable gain or a loss on the transfer of your investment to the corresponding Acquiring Fund; (2) you will have the same tax cost basis in your Acquiring Fund shares as you had in your Montgomery Fund shares for U.S. federal income tax purposes; and (3) assuming that you hold your Montgomery Fund shares as a capital asset, you will have the same holding period for your Acquiring Fund shares as you had for your Montgomery Fund shares. As a shareholder of an open-end fund, you will continue to have the right to redeem any or all of your shares at net asset value at any time. At that time, you generally would recognize a gain or loss for federal income tax purposes.

     o EXPENSES OF THE REORGANIZATION

     Funds Management has agreed to pay all of the expenses of the Reorganization, so shareholders of the Montgomery Funds and Acquiring Funds will not bear these costs.

Performance

     The following table shows the average annual total returns of the class shares (as indicated in the table) of the Montgomery Funds and Acquiring Funds for 1, 3, 5 and 10 years, as applicable. The table also shows, if relevant, the current tax-equivalent yield for the Montgomery Funds and the Acquiring Funds. For more information regarding the total returns of each of the Funds, see the "Financial Highlights" in the Acquiring Funds' prospectuses accompanying this Proxy/Prospectus or your Montgomery Fund prospectus. Of course, past performance does not predict future results. All returns reflect the effect of fee waivers. Without these fee waivers, the average annual total returns for the Funds would have been lower. Total returns presented do not include the impact of sales charges. Performance information for the WF Montgomery Emerging Markets Focus Fund, WF Montgomery Institutional Emerging Markets Fund, WF Montgomery Short Duration Government Bond Fund, WF Montgomery Small Cap Fund and the WF Montgomery Total Return Bond Fund is the same as for their corresponding Montgomery Funds because they are new Funds with no assets that will assume the financial history of their corresponding Montgomery Fund at the closing of the Reorganization.

Average Annual Total Return                                                         1           3          5         10        SEC
As of September 30, 2002                                                           Year       Years      Years      Years     Yield
------------------------                                                           ----       -----      -----      -----     -----
Montgomery Global Tech, Telecom and Media Fund (Class R) .....................    (29.86)    (29.34)     (8.52)       N/A       N/A
WF Specialized Technology Fund (Class A) .....................................    (26.16)       N/A        N/A        N/A       N/A

Montgomery Government Money Market Fund (Class R) ............................      1.62       4.10       4.46       4.41      1.39
WF Government Money Market Fund (Service Class) ..............................      1.68       4.05       4.40       4.39      1.37

Montgomery Growth Fund (Class R) .............................................    (24.27)    (17.84)    (10.57)       N/A       N/A
WF Large Company Growth Fund (Class A) .......................................    (22.55)    (14.86)     (0.40)      8.45       N/A

Montgomery International Growth Fund (Class R) ...............................    (19.22)    (20.69)    (10.04)       N/A       N/A
WF International Equity Fund (Class A) .......................................    (19.47)    (16.26)     (4.67)       N/A       N/A

Montgomery Mid Cap Growth Fund (Class R) .....................................    (21.46)     (6.27)     (5.36)       N/A       N/A
WF Mid Cap Growth Fund (Class A)(1) ..........................................    (18.43)       N/A        N/A        N/A       N/A

Montgomery Emerging Markets Focus Fund (Class R) .............................     10.65       0.63        N/A        N/A       N/A
WF Montgomery Emerging Markets Focus Fund (Institutional Class)(2) ...........     10.65       0.63        N/A        N/A       N/A

Montgomery Emerging Markets Fund (Class R) ...................................      5.30      (9.29)    (14.44)     (1.74)      N/A
WF Montgomery Emerging Markets Focus Fund (Class A)(2) .......................      5.30      (9.29)    (14.44)     (1.74)      N/A

Montgomery Institutional Series: Emerging Markets Portfolio (Single Class) ...      5.74      (7.80)    (12.13)       N/A       N/A
WF Montgomery Institutional Emerging Markets Fund (Select Class)(3) ..........      5.74      (7.80)    (12.13)       N/A       N/A

Montgomery Short Duration Government Bond Fund (Class R) .....................      5.81       7.34       6.64        N/A      3.47
WF Montgomery Short Duration Government Bond Fund
 (Institutional Class)(3) ....................................................      5.81       7.34       6.64        N/A      3.47

Montgomery Small Cap Fund (Class R) ..........................................    (19.43)    (12.67)     (8.37)      5.49       N/A
WF Montgomery Small Cap Fund (Class A)(3) ....................................    (19.43)    (12.67)     (8.37)      5.49       N/A

Montgomery Total Return Bond Fund (Class R) ..................................      8.68       9.64       8.03        N/A      4.44
WF Montgomery Total Return Bond Fund (Institutional Class)(3) ................      8.68       9.64       8.03        N/A      4.44

------------
(1) The Wells Fargo Funds' Board of Trustees also approved changing the name of the WF Mid Cap Growth Fund to the WF Montgomery Mid Cap Growth Fund if the Reorganization is approved. The Wells Fargo Funds' Board of Trustees also approved changes to the investment policies and restrictions of the WF Mid Cap Growth Fund to make the Fund more closely parallel the investment style of the Montgomery Mid Cap Fund, and also named the Montgomery Mid Cap Fund's portfolio management team as the portfolio managers of the WF Mid Cap Growth Fund. The Montgomery Mid Cap Fund will be the accounting survivor of this Reorganization, and as such the WF Montgomery Mid Cap Growth Fund will assume the performance history of the Montgomery Mid Cap Fund at the closing of the Reorganization.
(2) The WF Montgomery Emerging Markets Focus Fund will commence operations at the closing of the Reorganization. Because the WF Montgomery Emerging Markets Focus Fund will be substantially identical to the Montgomery Emerging Markets Focus Fund, the Montgomery Emerging Markets Focus Fund will be the accounting survivor of the Reorganization of the Montgomery Emerging Markets Fund and the Montgomery Emerging Markets Focus Fund into the WF Montgomery Emerging Markets Focus Fund. As such, the WF Montgomery Emerging Markets Focus Fund will assume the performance history of the Montgomery Emerging Markets Focus Fund at the closing of the Reorganization.
(3) In each of these Reorganizations, the Montgomery Fund will be reorganized into a new Wells Fargo Fund created specifically to receive the assets and assume the liabilities of its corresponding Montgomery Fund. The corresponding Wells Fargo Fund will commence operations at the closing of the Reorganization. In each Reorganization, the Montgomery Fund will be the accounting survivor of the Reorganization and the corresponding Wells Fargo Fund will assume the performance history of the Montgomery Fund at the closing of the Reorganization.

Material U.S. Federal Income Tax Consequences and Federal Income Tax Opinions

     The following discussion summarizes the material U.S. federal income tax consequences of the Reorganization that are applicable to you as a Montgomery Fund shareholder. It is based on the Internal Revenue Code, applicable Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Proxy/Prospectus and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Reorganization. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of Montgomery Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a holder of Montgomery Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold Montgomery Fund shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes.

     Neither the Montgomery Funds nor Wells Fargo Funds has requested or will request an advance ruling from the Internal Revenue Service as to the U.S. federal income tax consequences of the Reorganization or any related transaction. The Internal Revenue Service could adopt positions contrary to that discussed below and there is a risk that such positions could be sustained. You are urged to consult with your own tax advisors and financial planners as to the particular tax consequences of the Reorganization to you, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

     The obligation of the Montgomery Funds and Wells Fargo Funds to consummate the Reorganization is conditioned upon their receipt of an opinion of Morrison & Foerster LLP substantially to the effect that the Reorganization with respect to each Acquiring Fund and its corresponding Montgomery Fund will be treated as a "reorganization" under Section 368(a) of the Internal Revenue Code and that each such Acquiring Fund and Montgomery Fund will be a "party to a reorganization," within the meaning of Section 368(b) of the Internal Revenue Code, with respect to the Reorganization. Provided that the Reorganization so qualifies and each Acquiring Fund and its corresponding Montgomery Fund are so treated, for U.S. federal income tax purposes, generally:

     o Neither an Acquiring Fund nor its corresponding Montgomery Fund will recognize any gain or loss as a result of the Reorganization.

     o A Montgomery Fund shareholder will not recognize any gain or loss as a result of the receipt of Acquiring Fund shares in exchange for such shareholder's Montgomery Fund shares pursuant to the Reorganization.

     o A Montgomery Fund shareholder's aggregate tax basis in the Acquiring Fund shares received pursuant to the Reorganization will equal such shareholder's aggregate tax basis in Montgomery Fund shares held immediately before the Reorganization.

     o A Montgomery Fund shareholder's holding period for Acquiring Fund shares received pursuant to the Reorganization will include the period during which the shareholder held Montgomery Fund shares.

     The tax opinion described above will be based upon facts, representations and assumptions to be set forth or referred to in the opinion and the continued accuracy and completeness of representations made by the Montgomery Funds and Wells Fargo Funds, including representations in a certificate to be delivered by the management of each of the Montgomery Funds and Wells Fargo Funds, which if incorrect in any material respect would jeopardize the conclusions reached in the opinion. The Wells Fargo Funds' certificate will include a representation to the effect that each Acquiring Fund will retain at least 34% of the corresponding Montgomery Fund's assets and generally not dispose of these retained assets for a specified period of time determined by the historic turnover ratios of the Acquired Fund and Montgomery Fund. This limitation may cause a portfolio security of a Montgomery Fund to be retained for a much longer period of time as a result of the Reorganization, and, as a consequence, detrimentally impact the performance of the corresponding Acquiring Fund.

     An Acquiring Fund's ability to use any capital loss carryforwards and, potentially, any unrealized capital losses, once realized in the hands of the Acquiring Fund, of the corresponding Montgomery Fund may be subject to an annual limitation, such that losses in excess of the limitation cannot be used in the taxable year and must be carried forward. The limitation generally equals the product of the net asset value of the Montgomery Fund immediately prior to the Reorganization and the "long-term tax-exempt rate," published by the Internal Revenue Service, in effect at such time. However, no assurance can be given as to what long-term tax exempt rate will be in effect at the time of the Reorganization. While the ability of an Acquiring Fund to absorb the corresponding Montgomery Fund's losses in the future depends upon a variety of factors that cannot be known in advance, because capital loss carryforwards generally expire eight taxable years following realization, including the short taxable year resulting from the Reorganization, it is expected that substantially all of a Montgomery Fund's losses will become permanently unavailable where the limitation applies.

     In general, the limitation will only apply to a Montgomery Fund where the net asset value of the corresponding Acquiring Fund's assets exceeds the net asset value of the Montgomery Fund's assets immediately before the Reorganization. No limitation will apply where only one Montgomery Fund is reorganized into a newly formed Acquiring Fund. Accordingly, it is expected that the limitation will apply to any losses of the Montgomery Growth Fund, Montgomery International Growth Fund and Montgomery Government Money Market Fund. It is also expected that the limitation will apply to any losses of the Montgomery Emerging Markets Focus Fund. In addition, a Montgomery Fund's losses that remain available to the corresponding Acquiring Fund will inure to the benefit of both the Montgomery Fund and Acquiring Fund shareholders following the Reorganization. Therefore, a Montgomery Fund shareholder may pay more taxes, or pay taxes sooner, than such shareholder otherwise would if the Reorganization did not occur.

     As of June 30, 2002, for U.S. federal income tax purposes, the Montgomery Growth Fund had capital loss carryforwards of approximately $32,228,264 and net unrealized losses of approximately $19,823,896, the Montgomery International Growth Fund had capital loss carryforwards of approximately $27,410,491 and net unrealized capital losses of approximately $2,168,450, the Montgomery Government Money Market Fund had unrealized capital losses of approximately $11,325 and no unrealized capital losses and the Montgomery Emerging Markets Focus Fund had capital loss carryforwards of approximately $6,738,152 and no unrealized capital losses.

     Although Montgomery Fund shareholders will benefit from any capital loss carryforwards and unrealized capital losses of the corresponding Acquiring Fund, the Acquiring Fund's ability to use its own capital loss carryforwards and, potentially, any unrealized capital losses, once realized, may be subject to an annual limitation as well, such that losses in excess of the limitation cannot be used in the taxable year and must be carried forward. The limitation generally equals the product of the net asset value of the Acquiring Fund immediately prior to the Reorganization and the long-term tax-exempt rate in effect at such time. While the ability of an Acquiring Fund to absorb its losses in the future depends upon a variety of factors that cannot be known in advance, because capital loss carryforwards generally expire eight taxable years following realization, it is expected that substantially all of its losses will become permanently unavailable where the limitation applies. In general, the limitation will only apply to a pre-existing Acquiring Fund where the net asset value of the Montgomery Fund exceeds the net asset value of the Acquiring Fund's assets immediately before the Reorganization. Accordingly, it is expected that the limitation will apply to any losses of the WF Mid Cap Growth Fund and WF Specialized Technology Fund. As of September 30, 2002, for U.S. federal income tax purposes, the WF Mid Cap Growth Fund had capital loss carryforwards of approximately $4,429,592 and net unrealized losses of approximately $1,599,415 and the WF Specialized Technology Fund has capital loss carryforwards of approximately $117,300,809 and unrealized capital losses of approximately $10,468,285.

     Since its formation, each of the Acquiring Funds and Montgomery Funds believes it has qualified as a separate "regulated investment company" under the Internal Revenue Code. Accordingly, each of the Acquiring Funds and Montgomery Funds believes that it has been, and expects to continue to be, relieved of federal income tax liability to the extent that it makes distributions of its taxable income and gains to its shareholders. Prior to the Reorganization, each Montgomery Fund generally is required to make or declare one or more distributions of its previously undistributed net investment income and realized capital gains, including capital gains on securities disposed of in connection with the Reorganization. A Montgomery Fund shareholder must include any such distributions in such shareholder's taxable income.

Fees and Expenses of the Reorganization

     All fees and expenses, including accounting expenses, legal expenses, proxy expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the completion of the Reorganization will be paid by Funds Management and/or Commerzbank AG.

Existing and Pro Forma Capitalization

     The following table sets forth as of September 30, 2002: (i) the capitalization of the Montgomery Funds, (ii) the capitalization of the Acquiring Funds, and (iii) the pro forma capitalization of the Acquiring Funds, adjusted to give effect to the proposed acquisition of assets at net asset value. Pro forma capitalization information is not included for the Reorganizations involving the Montgomery Short Duration Government Bond Fund, the Montgomery Institutional Series: Emerging Markets Portfolio and the Montgomery Total Return Bond Fund because each class of those Montgomery Funds are being reorganized into corresponding Classes of Wells Fargo Funds that currently have no assets. Pro forma capitalization information is provided for the Montgomery Small Cap Fund/WF Montgomery Small Cap Fund because two classes of the Montgomery Small Cap Fund will be reorganized into Class A of the WF Montgomery Small Cap Fund. There are no assets invested in the other classes of the WF Montgomery Small Cap Fund.

Montgomery Global Tech, Telecom and Media Fund/          Total            Shares       Net Asset Value
WF Specialized Technology Fund                         Net Assets      Outstanding        Per Share
-------------------------------------------------   ---------------   -------------   ----------------
Montgomery Global Tech, Telecom and Media Fund
 Class R ........................................     $64,741,016      10,811,899            $5.99

WF Specialized Technology Fund
 Class A ........................................      13,559,090       6,088,765             2.23
 Class B ........................................      20,949,091       9,554,449             2.19
 Class C ........................................       4,294,998       1,959,775             2.19

Pro Forma WF Specialized Technology Fund
 Class A ........................................      78,300,106      35,120,611             2.23
 Class B ........................................      20,949,091       9,554,449             2.19
 Class C ........................................       4,294,998       1,959,775             2.19

Montgomery Government Money Market Fund/           Total             Shares         Net Asset Value
WF Government Money Market Fund                 Net Assets         Outstanding         Per Share
------------------------------------------   ----------------   ----------------   ----------------
Montgomery Government Money Market Fund
 Class R .................................    $  195,810,874       195,755,734            $1.00

WF Government Money Market Fund
 Class A .................................       193,540,900       193,522,716             1.00
 Service Class ...........................     4,626,240,157     4,625,848,622             1.00

Pro Forma WF Government Money Market Fund
 Class A .................................       193,540,900       193,522,716             1.00
 Service Class ...........................     4,822,051,031     4,821,604,356             1.00

Montgomery Growth Fund/                        Total             Shares         Net Asset Value
WF Large Company Growth Fund                Net Assets         Outstanding         Per Share
--------------------------------------   ----------------   ----------------   ----------------
Montgomery Growth Fund
 Class P .............................    $       38,083             4,598           $ 8.28
 Class R .............................       129,605,967        15,695,608             8.26

WF Large Company Growth Fund
 Class A .............................       141,774,169         4,106,666            34.52
 Class B .............................       218,625,206         6,892,116            31.72
 Class C .............................        27,092,416           852,944            31.76
 Institutional Class .................     1,038,491,426        31,805,366            32.65

Pro Forma WF Large Company Growth Fund
 Class A .............................       271,418,219         7,862,287            34.52
 Class B .............................       218,625,206         6,892,116            31.72
 Class C .............................        27,092,416           852,944            31.76
 Institutional Class .................     1,038,491,426        31,805,366            32.65

Montgomery International Growth Fund/           Total              Shares        Net Asset Value
WF International Equity Fund                  Net Assets        Outstanding         Per Share
---------------------------------------   -----------------   ---------------   -----------------
Montgomery International Growth Fund
 Class P ..............................      $ 23,903,074          2,947,170           $8.11
 Class R ..............................         2,126,638            263,458            8.07

WF International Equity Fund
 Class A ..............................        22,805,758          2,696,891            8.46
 Class B ..............................        29,106,526          3,552,412            8.19
 Class C ..............................         2,167,071            264,860            8.18
 Institutional Class ..................       372,380,293         44,034,152            8.46

Pro Forma WF International Equity Fund
 Class A ..............................        48,835,470          5,773,689            8.46
 Class B ..............................        29,106,526          3,552,412            8.19
 Class C ..............................         2,167,071            264,860            8.18
 Institutional Class ..................       372,380,293         44,034,152            8.46

Montgomery Mid Cap Fund/                Total            Shares       Net Asset Value
WF Mid Cap Growth Fund                Net Assets      Outstanding        Per Share
--------------------------------   ---------------   -------------   ----------------
Montgomery Mid Cap Fund
 Class R .......................     $79,040,385       9,779,634            $8.08

WF Mid Cap Growth Fund
 Class A .......................       3,613,050         994,418             3.63
 Class B .......................       3,662,389       1,022,486             3.58
 Class C .......................         442,316         123,465             3.58

Pro Forma WF Mid Cap Growth Fund
 Class A .......................      82,653,435      22,768,629             3.63
 Class B .......................       3,662,389       1,022,486             3.58
 Class C .......................         442,316         123,465             3.58

Montgomery Emerging Markets Focus Fund/
Montgomery Emerging Markets Fund/                          Total           Shares       Net Asset Value
WF Montgomery Emerging Markets Focus Fund               Net Assets      Outstanding        Per Share
---------------------------------------------------   --------------   -------------   ----------------
Montgomery Emerging Markets Focus Fund
 Class A ..........................................    $     22,616          1,560           $14.50
 Class B ..........................................          11,385            784            14.52
 Class C ..........................................          12,629            872            14.48
 Class R ..........................................      22,973,591      1,594,138            14.41

Montgomery Emerging Markets Fund
 Class A ..........................................         437,633         52,095             8.40
 Class B ..........................................              12              1             8.70
 Class C ..........................................          23,526          2,727             8.63
 Class R ..........................................     134,622,135     15,588,356             8.64

Pro Forma WF Montgomery Emerging Markets Focus Fund
 Class A ..........................................     135,082,384      9,317,674            14.50
 Class B ..........................................          11,397            785            14.52
 Class C ..........................................          36,155          2,496            14.48
 Institutional Class ..............................      22,973,591      1,594,138            14.41

Montgomery Small Cap Fund/                    Total           Shares       Net Asset Value
WF Montgomery Small Cap Fund               Net Assets      Outstanding        Per Share
--------------------------------------   --------------   -------------   ----------------
Montgomery Small Cap Fund
 Class P .............................     $   786,966        112,938            $6.97
 Class R .............................      37,481,612      5,227,191             7.17

WF Montgomery Small Cap Fund
 Class A .............................               0              0                0

Pro Forma WF Montgomery Small Cap Fund
 Class A .............................      38,268,578      5,336,979             7.17

Montgomery Institutional Series: Emerging Markets Portfolio/          Total            Shares       Net Asset Value
WF Montgomery Institutional Emerging Markets Fund                   Net Assets      Outstanding        Per Share
--------------------------------------------------------------   ---------------   -------------   -----------------
Montgomery Institutional Series: Emerging Markets Portfolio
 Single Class ................................................     $64,674,438       1,974,189           $32.76

WF Montgomery Institutional Emerging Markets Fund
 Select Class ................................................               0               0                0

Pro Forma WF Montgomery Institutional Emerging Markets Fund
 Select Class ................................................      64,674,438       1,974,189            32.76

Montgomery Short Duration Government Bond Fund/                    Total           Shares       Net Asset Value
WF Montgomery Short Duration Government Bond Fund               Net Assets      Outstanding        Per Share
-----------------------------------------------------------   --------------   -------------   ----------------
Montgomery Short Duration Government Bond Fund
 Class A ..................................................    $  9,600,016        930,234           $10.32
 Class B ..................................................         274,472         26,570            10.33
 Class C ..................................................         936,985         90,617            10.34
 Class R ..................................................     534,140,839     51,657,721            10.34

WF Montgomery Short Duration Government Bond Fund
 Class A ..................................................               0              0                0
 Class B ..................................................               0              0                0
 Class C ..................................................               0              0                0
 Institutional Class ......................................               0              0                0

Pro Forma WF Montgomery Short Duration Government Bond Fund
 Class A ..................................................       9,600,016        930,234            10.32
 Class B ..................................................         274,472         26,570            10.33
 Class C ..................................................         936,985         90,617            10.34
 Institutional Class ......................................     534,140,839     51,657,721            10.34

Montgomery Total Return Bond Fund/                   Total           Shares       Net Asset Value
WF Total Return Bond Fund                          Net Assets     Outstanding        Per Share
----------------------------------------------   -------------   -------------   ----------------
Montgomery Total Return Bond Fund
 Class A .....................................    $   885,023         71,200           $12.43
 Class B .....................................         89,591          7,202            12.44
 Class C .....................................         35,952          2,906            12.37
 Class R .....................................     40,139,906      3,282,086            12.23
 Class I .....................................     25,498,312      2,084,899            12.23

WF Montgomery Total Return Bond Fund
 Class A .....................................              0              0                0
 Class B .....................................              0              0                0
 Class C .....................................              0              0                0
 Institutional Class .........................              0              0                0
 Select Class ................................              0              0                0

Pro Forma WF Montgomery Total Return Bond Fund
 Class A .....................................        885,023         71,200            12.43
 Class B .....................................         89,591          7,202            12.44
 Class C .....................................         35,952          2,906            12.37
 Institutional Class .........................     40,139,906      3,282,086            12.23
 Select Class ................................     25,498,312      2,084,899            12.23

                 PROPOSAL 2: APPROVAL OF AN INTERIM AGREEMENT

Summary

     At the meeting, shareholders also will be asked to consider and vote on an Interim Agreement between Wells Capital and each Montgomery Fund covering the interim period from January 17, 2003 to the closing date of the Reorganization. This proposal is being submitted to shareholders because of certain provisions of the federal securities laws discussed further below.

     Commerzbank AG, the parent company of MAM, decided to concentrate its investment advisory business exclusively in Europe and as a result, decided to sell MAM, its U.S. investment advisory subsidiary. Wells Fargo & Company agreed to purchase some of MAM's investment advisory business, in a transaction that we refer to as the Acquisition. The assets purchased in the Acquisition included, among others, the advisory agreements for the Montgomery Funds. Pursuant to the Acquisition Agreement, at the closing of the Acquisition, certain MAM investment advisory personnel, including the portfolio managers of the Montgomery Mid Cap Fund, Montgomery Small Cap Fund, Montgomery Short Duration Government Bond Fund, Montgomery Total Return Bond Fund and the Montgomery Emerging Markets investment team became employees of Wells Capital. Also, as part of the Acquisition, MAM agreed to use commercially reasonable efforts to obtain the Montgomery Funds' Boards approval of the Reorganization Agreement with the Wells Fargo Funds and of the Interim Agreement with Wells Capital. MAM also agreed to use commercially reasonable efforts to help prepare these proxy solicitation materials, process them through the SEC and obtain the necessary shareholder approvals. Under the Acquisition Agreement, MAM is entitled to compensation from Wells Fargo & Company and its affiliates, but not from the Montgomery Funds, which is payable following shareholder approval and the consummation of the Reorganization. The parties to the Acquisition Agreement have elected to keep the amount of the compensation confidential.

     Under the federal securities laws, the purchase by Wells Fargo of MAM's advisory agreements with the Montgomery Funds terminated those agreements. Generally, an advisory agreement must be approved by shareholders. However, there is an SEC rule that permits a fund board to approve an interim agreement, provided that certain conditions are met. One of these conditions is that all fees must be paid into an escrow account to be paid to the interim adviser only if shareholders approve a contract within 150 days of the termination of the previous agreement.

     In anticipation of the termination of the advisory agreement between MAM and the Montgomery Funds and the personnel changes at MAM and Wells Capital, the Boards of the Montgomery Funds approved an Interim Agreement with Wells Capital to ensure continuity of investment advisory services to the Montgomery Funds during the interim period. The Boards approved the Interim Agreement with Wells Capital, rather than MAM, because most of MAM's investment personnel became employees of Wells Capital, resigned or were reassigned, and thus MAM was not in a position to continue to provide high quality investment advisory services to the Montgomery Funds. Also, Wells Capital represented to the Montgomery Funds' Boards that it had the resources to dedicate experienced advisory personnel (including the former MAM employees) to manage the Montgomery Funds previously managed by MAM.

     The substantive terms, including the fee provisions, of the Interim Agreement are identical to the terms of an Amended and Restated Investment Management Agreement between MAM and The Montgomery Funds and The Montgomery Funds II, respectively, that was in effect immediately before the Transaction that was dated July 31, 1997, as amended and restated on August 30, 2002. On October 31, 2001, the Amended and Restated Investment Management Agreement with respect to the Total Return Bond Fund was restated in a Portfolio Management Agreement. We refer to the investment management agreement in effect between MAM and each Montgomery Fund as the Prior Agreement. The Boards of Trustees of the Montgomery Funds most recently reapproved the Prior Agreement at a meeting held in July of 2002. The only differences between the Interim Agreement and the Prior Agreement are those differences mandated by the SEC rule permitting interim advisory agreements, the dates of the agreements, and the identity of the investment adviser. The rule-mandated differences between the agreements relate to the term of the agreements, escrow provisions and a provision in the Interim Agreement permitting the Boards of Trustees or shareholders of a Montgomery Fund to terminate the

Interim Agreement on ten days' notice. Thus, unless otherwise specified, a description of the Prior Agreement also describes the Interim Agreement. The material provisions of the Prior Agreement are described below in the section entitled "Terms of the Interim Agreement and the Prior Agreement."

     At the closing of the Reorganization, shareholders of each Montgomery Fund will become shareholders of an existing Wells Fargo Fund that has an existing advisory agreement with Funds Management and a sub-advisory agreement with Wells Capital or another sub-adviser that has been approved by its shareholders. Thus, each Montgomery Fund needs an Interim Agreement only from January 17, 2003 through the closing date of the Reorganization. Accordingly, shareholders of each Montgomery Fund are being asked to approve an Interim Agreement between the Montgomery Fund and Wells Capital.

     Approval of the Interim Agreement will not result in any increase in the fees that would be paid by any Montgomery Fund during this interim period. If shareholders approve the Interim Agreement, Wells Capital will receive the same fees that MAM would have received for providing the same services to each Montgomery Fund until the closing of the Reorganization. If shareholders of any Montgomery Fund do not approve the Interim Agreement, Wells Capital may receive only its costs in providing advisory services to the Montgomery Funds during the period between January 17, 2003 and the closing of the Reorganization. If shareholders of any Montgomery Fund do not approve the Reorganization, the Interim Agreement will terminate with respect to that Fund, and the Board of Trustees of the affected Montgomery Fund will consider what further action is appropriate, including the possible liquidation of the Fund.

Terms of the Interim Agreement and the Prior Agreement

     The Prior Agreement provided that in exchange for providing investment advisory services, MAM was entitled to receive fees based on the average daily assets of the respective Montgomery Fund.

                                                                 Net Assets under
                                                                 Management as of
Name of Fund                                                      June 30, 2002      Management Fee
------------                                                    -----------------   ---------------
Emerging Markets Focus Fund ..............................         $ 23,020,221           1.10%
Emerging Markets Fund ....................................         $135,083,306           1.25%
Global Tech, Telecom & Media Fund ........................         $ 82,513,669           1.25%
Government Money Market Fund .............................         $239,690,963           0.40%
Growth Fund ..............................................         $163,014,542           1.00%
Institutional Series: Emerging Markets Portfolio .........         $ 66,510,546           1.19%
International Growth Fund ................................         $ 34,636,698           1.10%
Mid Cap Fund .............................................         $ 98,525,841           1.40%
Short Duration Government Bond Fund ......................         $455,681,826           0.50%
Small Cap Fund ...........................................         $ 47,685,163           1.00%
Total Return Bond Fund ...................................         $ 39,272,699           0.30%

     As stated before, under the Interim Agreement, the contractual investment advisory fees are the same as those under the Prior Agreement and listed in the chart above. In the past, MAM was contractually obligated to maintain a net operating expense ratio with certain expense exclusions for certain Montgomery Funds. During the interim period, Wells Capital is bound by the same contractual provisions.

     MAM also serves as administrator to the Montgomery Funds and in such capacity received the following fees from each Montgomery Fund for the last fiscal year in the amounts specified in the chart below.

                                                                  Aggregate
Name of Fund                                                     Amount Paid
------------                                                    ------------
Emerging Markets Focus Fund ..............................        $  7,366
Emerging Markets Fund ....................................        $103,520
Global Tech, Telecom and Media Fund ......................        $ 84,624
Government Money Market Fund .............................        $270,093
Growth Fund ..............................................        $147,889
Institutional Series: Emerging Markets Portfolio .........        $ 32,853
International Growth Fund ................................        $ 31,206
Mid Cap Fund .............................................        $ 87,341
Short Duration Government Bond Fund ......................        $183,626
Small Cap Fund ...........................................        $ 44,244
Total Return Bond Fund ...................................        $ 75,793

     From its administrative fee, MAM paid certain fees to J.P. Morgan Investor Services, Co. for serving as the sub-administrator to the Montgomery Funds.

     Other than the payments referenced above, the Montgomery Funds did not make any additional payments to MAM or any other entity affiliated with MAM.

     In the past fiscal year, the Montgomery Funds did not make any payment to Wells Capital or any other entity affiliated with Wells Capital. For more information on Wells Capital, including its officers, directors and significant shareholders, see Exhibit D.

Approval by the Boards of Trustees of the Montgomery Funds

     As described above, the Prior Agreement between MAM and the Montgomery Funds terminated on January 17, 2003. In anticipation of that termination, and the personnel changes at MAM, and to ensure continuity of the investment management services provided to the Montgomery Funds, on December 16, 2002 the Montgomery Funds' Boards of Trustees unanimously approved the Interim Agreement between Wells Capital and each Montgomery Fund.

     In considering whether to approve the Interim Agreement and whether to submit the agreement to shareholders for approval, the Montgomery Funds' Boards of Trustees considered the following factors: (1) Wells Capital's representations that it would provide investment management services to the Montgomery Funds of a scope and quality at least equal to the scope and quality of services provided under the Prior Agreement; (2) the substantially identical terms and conditions contained in the Interim Agreement as compared to the Prior Agreement; (3) the assurances provided to the Boards of Trustees that the Montgomery Funds would receive the same level and scope of investment management services that they received under the Prior Agreement; (4) the representations by Wells Capital that the portfolio management teams of the Montgomery Small Cap Fund, Montgomery Mid Cap Fund, Montgomery Emerging Markets Fund, Montgomery Institutional Series: Emerging Markets Portfolio and Montgomery Emerging Markets Focus Fund, Montgomery Total Return Bond Fund and Montgomery Short Duration Government Bond Fund would continue to provide management services to those affected Funds during the interim period as employees of Wells Capital, and that Wells Capital had the resources to manage the other Montgomery Funds during the interim period; (5) the representations that MAM would continue to provide critical operational and administrative services to the Montgomery Funds during the interim period; and (6) the assurances that a transition plan was in effect to ensure that the Montgomery Funds and their shareholders continued to receive adequate support and services during the interim period.

                              INFORMATION ON VOTING

     This Proxy/Prospectus is being provided in connection with the solicitation of proxies by the Boards to solicit your vote for two proposals at a meeting of shareholders of the Montgomery Funds, which we refer to as the Meeting. The Meeting will be held at 101 California Street, 35th Floor, San Francisco, California, 94111 on April 25, 2003 at 10:00 a.m. (Pacific Time).

     You may vote in one of three ways:

     o complete and sign the enclosed proxy ballot and mail it to us in the enclosed prepaid return envelope (if mailed in the United States)

     o vote on the Internet at the website address listed on your proxy ballot

     o    call the toll-free number printed on your proxy ballot

     Please note, to vote via the Internet or telephone, you will need the "control number" that appears on your proxy ballot.

     You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent proxy or a written notice of revocation to the appropriate Montgomery Fund. You may also give written notice of revocation in person at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each proposal.

     Only shareholders of record on January 27, 2003 are entitled to receive notice of and to vote at the Meeting. Each share held as of the close of business on January 27, 2003 is entitled to one vote. For each Montgomery Fund, the presence in person or by proxy of shareholders entitled to cast 40% of the votes eligible to be cast at the Meeting will constitute a quorum for the conduct of all business. When a quorum is present, approval of each proposal will require the affirmative vote of the lesser of (1) 67% or more of the shares of a Montgomery Fund present or represented by proxy at the Meeting, if holders of more than 50% of the Montgomery Fund's outstanding shares are present or represented by proxy, or (2) more than 50% of the Montgomery Fund's outstanding shares. The Meeting may be adjourned from time to time by a majority of the votes properly voting on the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. The persons named as proxies will vote those shares that they are entitled to vote in favor of adjournment if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal. If the adjournment requires setting a new record date or the adjournment is for more than 60 days from the date set for the original meeting (in which case the Boards of Trustees will set a new record date), the Montgomery Funds will give notice of the adjourned meeting to the shareholders. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting.

     All proxies voted, including abstentions and broker non-votes (where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares) will be counted towards establishing a quorum. Approval of each proposal will occur only if a sufficient number of votes at the Meeting are cast FOR that proposal. Abstentions do not constitute a vote "for" and effectively result in a vote "against" and are disregarded in determining whether a proposal has received enough votes. Broker non-votes do not represent a vote "for" or "against" and are disregarded in determining whether a proposal has received sufficient votes.

     The Boards know of no matters other than those described in this Proxy/Prospectus that will be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Boards' intention that proxies will be voted on such matters based on the judgment of the person named in the enclosed form of proxy.

     In addition to the solicitation of proxies by mail or expedited delivery service, the Wells Fargo Funds' Trustees, and employees and agents of Funds Management, Wells Fargo & Company and Wells Fargo Bank, N.A. and their affiliates may solicit proxies by telephone. The Funds have engaged the proxy solicitation firm of D.F. King, Inc. which, for its solicitation services, will receive a fee from Funds Management. Funds

Management also will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting material to their principals. The Montgomery Funds and the Acquiring Funds will not pay any of the costs associated with the preparation of this proxy statement or the solicitation of proxies.

                              OUTSTANDING SHARES

     As of January 27, 2003, each Montgomery Fund had the following numbers of shares outstanding:

     Montgomery Global Tech, Telecom and Media Fund ...............   10,294,332
     Montgomery Government Money Market Fund ......................  184,720,243
     Montgomery Growth Fund .......................................   14,655,393
     Montgomery International Growth Fund .........................    2,901,162
     Montgomery Mid Cap Fund ......................................    9,200,904
     Montgomery Emerging Markets Focus Fund .......................    1,548,706
     Montgomery Emerging Markets Fund .............................   13,731,367
     Montgomery Institutional Series: Emerging Markets Portfolio ..    1,981,080
     Montgomery Short Duration Government Bond Fund ...............   53,451,965
     Montgomery Small Cap Fund ....................................    5,129,637
     Montgomery Total Return Bond Fund ............................    6,926,062

                INTEREST OF CERTAIN PERSONS IN THE TRANSACTIONS

     To the knowledge of the Montgomery Funds and the Wells Fargo Funds, as of December 31, 2002, the following are the only persons who owned of record or beneficially, five percent or more of the outstanding shares of any Class of any Montgomery or Acquiring Fund:

                                                                          Class; Type of    % of     % of      % of Fund
Fund                                      Name & Address                     Ownership     Class     Fund     Post-Closing
----                      ----------------------------------------------  --------------  ------    ------    ------------
Montgomery Global Tech,   Charles Schwab & Co. Inc                        R Class          32.18%    32.18%      20.358%
Telecom and Media Fund    101 Montgomery St                               Record
                          San Francisco, CA 94104-4122

                          National Financial Services LLC                 R Class           5.36%     5.36%       3.391%
                          For the Exclusive Benefit of our Customers      Record
                          Att'n: Mutual Funds
                          P.O. Box 3730
                          Church Street Station
                          New York, NY 10008-3730

Montgomery Government     Banc of America Securities LLC                  R Class          61.43%    61.43%       1.877%
Money Market Fund         Omnibus Account for the exclusive benefit of    Record
                          our clients
                          200 N. College St, Fl 3
                          Charlotte, NC 28255-0001

Montgomery Growth Fund    FIServ Securities Purchase Account              P Class          44.53%    0.013%       0.001%
                          1 Commerce Square                               Beneficial
                          2005 Market St, Fl 12
                          Philadelphia, PA 19103-7042

                          Walter J. Klein Company, Ltd.                   P Class          17.11%    0.005%       0.000%
                          Profit Sharing Trust                            Beneficial
                          5033 Carillon Way
                          Charlotte, NC 28270-0432

                          National Investor Services Corp.                P Class           6.40%    0.002%       0.000%
                          For the Exclusive Benefit of our Customers      Record
                          55 Water St, 32nd Flr.
                          New York, NY 10041-0028

                          National Financial Services LLC                 P Class           5.45%    0.002%       0.000%
                          For the Exclusive Benefit of our Customers      Record
                          Att'n: Mutual Funds
                          P.O. Box 3730
                          Church Street Station
                          New York, NY 10008-3730

                          E*Trade Clearing LLC                            P Class           8.18%    0.002%       0.000%
                          a/c 1125-2123                                   Record
                          Jonathan Minyu Huang
                          10951 White Rock Road
                          Rancho Cordova, CA 95670-6029

                          Charles Schwab & Co. Inc                        R Class          26.88%   26.790%       1.917%
                          101 Montgomery St                               Record
                          San Francisco, CA 94104-4122

                          National Financial Services LLC                 R Class           7.55%    7.521%       0.538%
                          For the Exclusive Benefit of our Customers      Record
                          Att'n: Mutual Funds
                          P.O. Box 3730
                          Church Street Station
                          New York, NY 10008-3730

                                                                          Class; Type of    % of     % of      % of Fund
Fund                                      Name & Address                     Ownership     Class     Fund     Post-Closing
----                      ----------------------------------------------  --------------  ------    ------    ------------
Montgomery International  Merrill Lynch, Pierce, Fenner & Smith Inc.      P Class          99.08%    9.233%      0.512%
Growth Fund               For the Sole Benefit of its Clients             Record
                          4800 Deer Lake Dr. E., Bldg One
                          Jacksonville, FL 32246-6486

                          Charles Schwab & Co. Inc                        R Class          35.77%   32.238%      1.797%
                          101 Montgomery St                               Record
                          San Francisco, CA 94104-4122

Montgomery Mid Cap        Charles Schwab & Co. Inc                        R Class          25.99%    25.99%     23.252%
Fund                      101 Montgomery St                               Record
                          San Francisco, CA 94104-4122

                          National Financial Services LLC                 R Class           5.93%     5.93%      5.303%
                          For the Exclusive Benefit of our Customers      Record
                          Att'n: Mutual Funds
                          P.O. Box 3730
                          Church Street Station
                          New York, NY 10008-3730

Montgomery Emerging       Charles Schwab & Co. Inc                        R Class          45.38%   45.173%     45.173%
Markets Focus Fund        101 Montgomery St                               Record
                          San Francisco, CA 94104-4122

                          State Street Bank & Tr Co Cust IRA              R Class           6.41%    6.379%      6.379%
                          a/c Gordon A. Cox                               Beneficial
                          643 Gaylord St
                          Denver, CO 80206-3716

                          LPL Financial Services                          Class A          41.04%    0.043%      0.043%
                          A/C 4528-8308                                   Beneficial
                          9785 Towne Centre Dr.
                          San Diego, CA 92121-1968

                          Merrill Lynch, Pierce, Fenner & Smith Inc.      Class A          39.40%    0.041%      0.041%
                          for the Sole Benefit of its Clients             Record
                          Att'n: Service Team 97LJ4
                          4800 Deer Lake Dr. E., Fl. 2
                          Jacksonville, FL 32246-6484

                          Robert S. Schmauk                               Class A          14.77%    0.015%      0.015%
                          3914 Smith Rd                                   Beneficial
                          Furlong, PA 18925-1381

                          Merrill Lynch, Pierce, Fenner & Smith Inc.      Class B          20.35%    0.010%      0.010%
                          for the Sole Benefit of its Clients             Record
                          Att'n: Service Team 97LJ4
                          4800 Deer Lake Dr. E., Fl. 2
                          Jacksonville, FL 32246-6484

                          National Investor Services f/b/o                Class B          78.65%    0.040%      0.040%
                          820-06628-18                                    Record
                          55 Water Street, 32nd Floor
                          New York, NY 10041-0028

Montgomery Emerging       Charles Schwab & Co. Inc                        R Class          37.86%   37.680%     37.680%
Markets Fund              101 Montgomery St                               Record
                          San Francisco, CA 94104-4122

                          National Financial Services LLC                 R Class           7.41%    7.372%      7.372%
                          For the Exclusive Benefit of our Customers      Record
                          Att'n: Mutual Funds
                          P.O. Box 3730
                          Church Street Station
                          New York, NY 10008-3730

                                                                          Class; Type of    % of     % of      % of Fund
Fund                                      Name & Address                     Ownership     Class     Fund     Post-Closing
----                      ----------------------------------------------  --------------  ------    ------    ------------
                          Merrill Lynch, Pierce, Fenner & Smith Inc.      Class A          56.98%    0.179%      0.179%
                          For the Sole Benefit of its Clients             Record
                          4800 Deer Lake Dr. E., Bldg One
                          Jacksonville, FL 32246-6486

                          Donaldson Lufkin Jenrette                       Class A          13.95%    0.044%      0.044%
                          Securities Corp Inc.                            Record
                          P. O. Box 2052
                          Jersey City, NJ 07303-2052

                          Donaldson Lufkin Jenrette                       Class A          12.53%    0.039%      0.039%
                          Securities Corp Inc.                            Record
                          P. O. Box 2052
                          Jersey City, NJ 07303-2052

                          A. G. Edwards & Sons Inc Cust                   Class C          42.52%    0.001%      0.001%
                          f/b/o Rolf Thimm S/D IRA                        Beneficial
                          5782 Hickory St
                          Mays Landing, NJ 08330-3375

                          A. G. Edwards & Sons Inc Cust                   Class C          56.64%    0.001%      0.001%
                          f/b/o Dorothy M. Thimm S/D IRA                  Beneficial
                          5782 Hickory St
                          Mays Landing, NJ 08330-3375

Montgomery Institutional  Northern Trust Co. Cust. f/b/o Fireman's        n/a              30.37%    30.37%      30.37%
Series: Emerging Markets  Annuity & Benefit Fund of Chicago               Beneficial
Portfolio                 #5186041000
                          P.O. Box 92956
                          Chicago, IL 60675-2956

                          Middlesex County Retirement System              n/a              20.88%    20.88%      20.88%
                          Att'n: Nancy B. O'Neil                          Beneficial
                          40 Thorndike St.
                          New Superior Courthouse 3rd Level
                          Cambridge, MA 02141-1755

                          ASEA Brown Boveri master Trust                  n/a              19.88%    19.88%      19.88%
                          C/o Eric W. Wood                                Beneficial
                          P.O. Box 120071
                          Stamford, CT 06912-0071

                          Alstom Power Inc.                               n/a               9.36%     9.36%       9.36%
                          Alstom Master Trust                             Beneficial
                          Member -- Pension Fund
                          Investment Committee
                          2000 Day Hill Road
                          Windsor, CT 06095-1580

                          Haverhill Retirement Board                      n/a               9.16%     9.16%       9.16%
                          Att'n: Kathleen Gallant                         Beneficial
                          4 Summer St., Rm 303
                          Haverhill, MA 01830-5843

                          The McConnell Foundation                        n/a               7.76%     7.76%       7.76%
                          Att'n: Lee Salter                               Beneficial
                          P.O. Box 492050
                          Redding, CA 96049-2050

Montgomery Short          Charles Schwab & Co. Inc.                       R Class          42.00%   40.876%     40.876%
Duration Government       101 Montgomery St                               Record
Bond Fund                 San Francisco, CA 94104-4122

                                                                          Class; Type of    % of     % of      % of Fund
Fund                                      Name & Address                     Ownership     Class     Fund     Post-Closing
----                      ----------------------------------------------  --------------  ------    ------    ------------
                          Prudential Securities, Inc.                     R Class          9.31%     9.061%      9.061%
                          Special Custody Acct for the Exclusive Benefit  Record
                          of Customers -- PC
                          1 New York Plaza
                          Att'n: Mutual Funds
                          New York, NY 10004-1901

                          National Financial Services LLC                 R Class          8.56%     8.332%      8.332%
                          For the Exclusive Benefit of our Customers      Record
                          Att'n: Mutual Funds
                          P.O. Box 3730
                          Church Street Station
                          New York, NY 10008-3730

                          Merrill Lynch, Pierce, Fenner & Smith Inc.      Class A         50.56%     1.071%      1.071%
                          For the Sole Benefit of its Clients             Record
                          4800 Deer Lake Dr. E., Bldg One
                          Jacksonville, FL 32246-6486

                          NFSC FEBO # 0C8-239305                          Class A         16.37%     0.347%      0.347%
                          John Quinn TTEE                                 Beneficial
                          Credit Lyonnais Mny Prchs Pl
                          Credit Lyonnais M P Plan
                          1301 Avenue of the Americas
                          New York, NY 10019-6022

                          Wells Fargo Investments LLC                     Class A         12.06%     0.255%      0.255%
                          a/c 1995-1564                                   Record
                          608 Second Avenue S, Fl 8
                          Minneapolis, MN 55402-1916

                          A. G. Edwards & Sons, Inc. Cust.                Class B         15.03%     0.015%      0.015%
                          F/b/o Jeanette E. Lawrence S/D IRA R/O          Beneficial
                          6315 Roberto Drive
                          Huntington, WV 25705-2529

                          A. G. Edwards & Sons, Inc. Cust.                Class B         13.15%     0.013%      0.013%
                          f/b/o Everette A. Craig S/D IRA R/O             Beneficial
                          490 Arbuckle Creek Rd.
                          Leon, WV 25123-9242

                          A. G. Edwards & Sons, Inc. Cust.                Class B         10.34%     0.010%      0.010%
                          f/b/o Betty H. White S/D IRA R/O                Beneficial
                          A/C
                          5303 Tyler Creek
                          P. O. Box 155
                          Salt Rock WV 25559-0155

                          A. G. Edwards & Sons, Inc. Cust.                Class B         10.32%     0.010%      0.010%
                          f/b/o Stephen Ray Caudill, Jr.                  Beneficial
                          A/C 0815-028589
                          1 N. Jefferson Ave.
                          Saint Louis, MO 63103-2287

                          A. G. Edwards & Sons, Inc. Cust.                Class B          8.46%     0.008%      0.008%
                          f/b/o Timothy K. Gerlach S/D IRA R/O            Beneficial
                          6227 Walmott Dr.
                          Huntington, WV 25705-2437

                          A. G. Edwards & Sons, Inc. Cust.                Class B          7.98%     0.008%      0.008%
                          f/b/o Roberta Hall S/D IRA R/O                  Beneficial
                          3053 Ousley Gap Rd.
                          Barboursville, WV 25504-8717

                                                                          Class; Type of    % of     % of      % of Fund
Fund                                      Name & Address                     Ownership     Class     Fund     Post-Closing
----                      ----------------------------------------------  --------------  ------    ------    ------------
                          Wells Fargo Investments LLC                     Class B          6.34%     0.006%      0.006%
                          A/C 1305-0726                                   Record
                          608 Second Ave. S, Fl 8
                          Minneapolis, MN 55402-1916

                          A. G. Edwards & Sons, Inc. Cust.                Class B          5.68%     0.006%      0.006%
                          f/b/o Joseph J. Sabo S/D IRA R/O                Beneficial
                          27 Samuel Dr.
                          South River, NJ 08882-2600

                          Donaldson Lufkin Jenrette                       Class C         22.25%     0.055%      0.055%
                          Securities Corp Inc.                            Record
                          P.O. Box 2052
                          Jersey City, NJ 06303-2052

                          NFSC FEBO # AC 4-127760                         Class C         14.79%     0.036%      0.036%
                          David P Schintgen                               Beneficial
                          Merrie Schintgen
                          P.O. Box 637
                          34970 E. Shore Blvd
                          Crosslake, MN 56442-2789

                          NFSC FEBO # AC HDM-741159                       Class C         11.18%     0.028%      0.028%
                          Leslie Teicholz                                 Beneficial
                          320 Central Park W, Apt. 17A
                          New York, NY 10025-7659

                          NFSC FEBO # AC 345-447323                       Class C          5.26%     0.013%      0.013%
                          FMT Co Cust IRA R/O                             Beneficial
                          f/b/o Georgia Mae Penno
                          11260 Lakeshore Dr.
                          Grand Haven, MI 49417-8825

Montgomery Small Cap      State Street Bank & Trust Co.                   P Class         53.93%     1.317%      1.317%
Fund                      U/A Jan 4 1999                                  Beneficial
                          GE Railcar Savings Plan
                          Att'n: Ken Hartford
                          105 Rosemont Ave.
                          Westwood, MA 02090-2318

                          State Street Bank & Trust Co.                   P Class         46.00%     1.123%      1.123%
                          U/A Jan 4 1999                                  Beneficial
                          GE Industrial Systems Solutions
                          Att'n: Ken Hartford
                          105 Rosemont Ave.
                          Westwood, MA 02090-2318

                          Northern Trust Bank of Texas Cust               R Class         13.19%    12.872%     12.872%
                          f/b/o Dallas Symphony Foundation                Beneficial
                          A/C # 26-00195
                          P. O. Box 92956
                          Chicago, IL 60675-2956

                          Charles Schwab & Co.                            R Class         12.02%    11.728%     11.728%
                          101 Montgomery St.                              Record
                          San Francisco, CA 94104-4122

Montgomery Total Return   Charles Schwab & Co. Inc                        R Class         55.06%    33.932%     33.932%
Bond Fund                 101 Montgomery St                               Record
                          San Francisco, CA 94104-4122

                                                                          Class; Type of    % of     % of      % of Fund
Fund                                      Name & Address                     Ownership     Class     Fund     Post-Closing
----                      ----------------------------------------------  --------------  ------    ------    ------------
                          National Financial Services LLC                 R Class          11.65%    7.178%      7.178%
                          For the Exclusive Benefit of our Customers      Record
                          Att'n: Mutual Funds
                          P.O. Box 3730
                          Church Street Station
                          New York, NY 10008-3730

                          Bear Stearns Securities Corp.                   Class A          26.49%    0.082%      0.082%
                          f/b/o 459-58695-14                              Record
                          1 Metrotech Ctr. N
                          Brooklyn, NY 11201-3870

                          LPL Financial Services                          Class A          18.59%    0.058%      0.058%
                          A/C 3906-0894                                   Record
                          9785 Towne Centre Dr
                          San Diego, CA 92121-1968

                          Merrill Lynch, Pierce, Fenner & Smith Inc.      Class A          17.48%    0.054%      0.054%
                          Merrill Lynch Financial Data Svcs               Record
                          Att'n: Service Team 97LJ4
                          4800 Deer Lake Dr. E., Fl 2
                          Jacksonville, FL 32246-6484

                          Janney Montgomery Scott LLC                     Class A          11.79%    0.037%      0.037%
                          A/C 8293-5679                                   Beneficial
                          Patrick J. Trioli &
                          1801 Market St
                          Philadelphia, PA 19103-1628

                          Bear Stearns Securities Corp.                   Class A           7.21%    0.022%      0.022%
                          f/b/o 459-58471-14                              Record
                          1 Metrotech Ctr. N
                          Brooklyn, NY 11201-3870

                          Merrill Lynch Pierce Fenner & Smith             Class B          48.07%    0.096%      0.096%
                          For the sole Benefit of Its Customers           Record
                          4800 Deer Lake Dr. E., Fl 2
                          Jacksonville, FL 32246-6484

                          Wells Fargo Investments LLC                     Class B          25.42%    0.051%      0.051%
                          A/C 6449-9310                                   Record
                          608 Second Avenue S, Fl 8
                          Minneapolis, MN 55402-1916

                          Bear Stearns Securities Corp.                   Class B           9.33%    0.019%      0.019%
                          f/b/o 459-92092-12                              Record
                          1 Metrotech Ctr. North
                          Brooklyn, NY 11201-3870

                          Wells Fargo Investments LLC                     Class B           8.69%    0.017%      0.017%
                          A/C 7417-3481                                   Record
                          608 Second Avenue S, Fl 8
                          Minneapolis, MN 55402-1916

                          Bear Stearns Securities Corp.                   Class B           7.78%    0.016%      0.016%
                          f/b/o 459-92144-10                              Record
                          1 Metrotech Ctr. N
                          Brooklyn, NY 11201-3870

                          Christine McBride                               Class C          43.76%    0.023%      0.023%
                          12567 Summerwood Dr.                            Beneficial
                          Fort Myers, FL 33908-1897

                                                                          Class; Type of    % of     % of      % of Fund
Fund                                      Name & Address                     Ownership     Class     Fund     Post-Closing
----                      ----------------------------------------------  --------------  ------    ------    ------------
                          Janney Montgomery Scott LLC                     Class C          29.17%    0.016%      0.016%
                          A/C 6469-2137                                   Record
                          Steve Pasich
                          1801 Market St.
                          Philadelphia, PA 19103-1628

                          Merrill Lynch Pierce Fenner & Smith             Class C          22.53%    0.012%      0.012%
                          For the sole Benefit of Its Customers           Record
                          4800 Deer Lake Dr. E., Fl 2
                          Jacksonville, FL 32246-6484

                          Methuen Contributory Retirement System          Institutional    80.50%   30.716%     30.716%
                          41 Pleasant St., Ste 303                        Class
                          Methuen, MA 01844-3179                          Beneficial

                          Local 813 Insurance Trust Fund                  Institutional    18.79%    7.169%      7.169%
                          U/A 07/12/2000                                  Class
                          MPP Plan                                        Beneficial
                          52-35 Barnett Ave.
                          Long Island City, NY 11104-1017

WF Large Company          Wells Fargo Bank MN, NA f/b/o                   Institutional    62.87%   46.772%     43.426%
Growth Fund               Large Company Growth I                          Class
                          Att'n: Mutual Funds Ops                         Record
                          P.O. Box 1533
                          Minneapolis, MN 55480-1533

                          Wells Fargo Bank MN, NA f/b/o                   Institutional    17.24%   12.828%     11.910%
                          Large Company Growth I                          Class
                          Att'n: Mutual Funds Ops                         Record
                          P.O. Box 1533
                          Minneapolis, MN 55480-1533

                          Wells Fargo Bank MN, NA f/b/o                   Institutional     6.96%    5.179%      4.808%
                          Large Company Growth I                          Class
                          Att'n: Mutual Funds Ops                         Record
                          P.O. Box 1533
                          Minneapolis, MN 55480-1533

                          Charles Schwab & Co, Inc.                       Class A          21.21%    2.262%      2.100%
                          Special Custody Account                         Record
                          Exclusively f/b/o The Customers
                          101 Montgomery St
                          San Francisco, CA 94104-4122

                          State Street Corp. f/b/o                        Class A           8.14%    0.868%      0.806%
                          First Data Corporation                          Record
                          12500 E. Belford Ave.
                          Englewood, CO 80112-5939

                          MLPF&S for the Sole Benefit of Its Customers    Class A           7.10%    0.757%      0.703%
                          Att'n: Mutual Fund Administration               Record
                          4800 Deer Lake Dr. East, Fl 3
                          Jacksonville, FL 32246-6484

                          MLPF&S for the Sole Benefit of Its Customers    Class C          18.15%    0.352%      0.327%
                          Att'n: Service Team                             Record
                          4800 Deer Lake Dr. East, Fl 3
                          Jacksonville, FL 32246-6484

                          EmjayCo                                         Class C          16.36%    0.318%      0.295%
                          Omnibus Account                                 Record
                          P.O. Box 170910
                          Milwaukee, WI 53217-0909

                                                                            Class; Type of    % of     % of      % of Fund
Fund                                        Name & Address                     Ownership     Class     Fund     Post-Closing
----                        ----------------------------------------------  --------------  ------    ------    ------------
WF International Equity     Wells Fargo Bank MN, NA f/b/o                   Institutional    73.48%    69.315%     65.453%
Fund                        Wells Fargo Int'l Equity Fd, Cl I               Class
                            Att'n: Mutual Funds Ops                         Record
                            P.O. Box 1533
                            Minneapolis, MN 55480-1533

                            Wells Fargo Bank MN, NA f/b/o                   Institutional    20.80%    19.622%     18.529%
                            Wells Fargo Int'l Equity Fd, Cl I               Class
                            Att'n: Mutual Funds Ops                         Record
                            P.O. Box 1533
                            Minneapolis, MN 55480-1533

                            MLPF&S for the Sole Benefit of Its Customers    Class A          12.50%     0.708%      0.668%
                            Att'n: Mutual Fund Administration               Record
                            4800 Deer Lake Dr. East, Fl 3
                            Jacksonville, FL 32246-6484

                            Charles Schwab & Co, Inc.                       Class A          12.07%     0.683%      0.645%
                            Special Custody Account                         Record
                            Exclusively f/b/o The Customers
                            101 Montgomery St
                            San Francisco, CA 94104-4122

                            EmjayCo                                         Class C          33.24%     0.197%      0.186%
                            Omnibus Account                                 Record
                            P.O. Box 170910
                            Milwaukee, WI 53217-0909

WF Mid Cap Growth           Stephens Group                                  Class A           5.08%     2.382%      0.240%
Fund                        Att'n: Jolene Johnson                           Record
                            111 Center St
                            Little Rock, AR 72201-4402

                            Wells Fargo Investments, LLC                    Class C          25.23%     1.494%      0.150%
                            a/c 6265-1577                                   Record
                            608 Second Ave S., 8th Fl
                            Minneapolis, MN 55402-1916

                            Wells Fargo Investments, LLC                    Class C           6.17%     0.366%      0.037%
                            a/c 2043-0091                                   Record
                            608 Second Ave S., 8th Fl
                            Minneapolis, MN 55402-1916

WF Specialized Technology   Charles Schwab & Co, Inc.                       Class A           7.91%     2.714%      0.990%
                            Special Custody Account                         Record
                            Exclusively f/b/o The Customers
                            Att'n: Mutual Funds
                            101 Montgomery St
                            San Francisco, CA 94104-4122

                            Wells Fargo Investments, LLC                    Class C          12.39%     1.422%      0.519%
                            a/c 4207-8735                                   Record
                            608 Second Ave. South, 8th Fl
                            Minneapolis, MN 55402-1916

                            MLPF&S for the Sole Benefit of Its Customers    Class C           6.78%     0.778%      0.284%
                            Att'n: Mutual Fund Administration               Record
                            4800 Deer Lake Dr. East, Fl 3
                            Jacksonville, FL 32246-6484

WF Government Money         Norwest Investment Services                     Class A          59.69%     2.206%      2.139%
Market Fund                 c/o Alex O'Connor                               Record
                            608 Second Ave S., 8th Fl
                            Minneapolis, MN 55402-1916

                                                                          Class; Type of    % of     % of      % of Fund
Fund                                      Name & Address                     Ownership     Class     Fund     Post-Closing
----                      ----------------------------------------------  --------------  ------    ------    ------------
                          Wells Fargo Bank MN, NA f/b/o                   Class A          32.17%    1.189%      1.153%
                          Retirement Plan Services                        Record
                          99020308
                          P.O. Box 1533
                          Minneapolis, MN 55480-1533

                          Norwest Bank MN, N.A.                           Service Class    81.97%   77.835%     75.458%
                          Att'n: Cash Sweep Dept.                         Record
                          MAC N9303-111
                          608 Second Ave S., 8th Fl
                          Minneapolis, MN 55479-0001

                          Wells Fargo Brokerage Services                  Service Class    13.37%   12.696%     12.309%
                          C/o Sean O'Farrell                              Record
                          608 Second Ave S; MAC N9303-054
                          Minneapolis, MN 55479-0001

                          Merrill Lynch, Pierce, Fenner & Smith Inc.      Class A          56.98%
                          For the Sole Benefit of its Clients             Record
                          4800 Deer Lake Dr. E., Bldg One
                          Jacksonville, FL 32246-6486

     To the knowledge of the Montgomery Funds and the Wells Fargo Funds, as of December 31, 2002, the following are the only persons who owned of record or beneficially, more than 25% of the outstanding shares of any Montgomery Fund or Acquiring Fund:

                                                                          Class; Type of    % of     % of      % of Fund
Fund                                      Name & Address                     Ownership     Class     Fund     Post-Closing
----                      ----------------------------------------------  --------------  ------    ------    ------------
Montgomery Global Tech,   Charles Schwab & Co. Inc                        R Class          32.18%    32.18%      20.358%
Telecom and Media Fund    101 Montgomery St                               Record
                          San Francisco, CA 94104-4122

Montgomery Government     Banc of America Securities LLC                  R Class          61.43%    61.43%       1.877%
Money Market Fund         Omnibus Account for the exclusive benefit of    Record
                          our clients
                          200 N. College St, Fl 3
                          Charlotte, NC 28255-0001

Montgomery Growth Fund    FIServ Securities Purchase Account              P Class          44.53%    0.013%       0.001%
                          1 Commerce Square                               Record
                          2005 Market St, Fl 12
                          Philadelphia, PA 19103-7042

                          Charles Schwab & Co. Inc                        R Class          26.88%   26.790%       1.917%
                          101 Montgomery St                               Record
                          San Francisco, CA 94104-4122

Montgomery International  Merrill Lynch, Pierce, Fenner & Smith Inc.      P Class          99.08%    9.233%       0.512%
Growth Fund               For the Sole Benefit of its Clients             Record
                          4800 Deer Lake Dr. E., Bldg One
                          Jacksonville, FL 32246-6486

                          Charles Schwab & Co. Inc                        R Class          35.77%   32.238%       1.797%
                          101 Montgomery St                               Record
                          San Francisco, CA 94104-4122

Montgomery Mid Cap        Charles Schwab & Co. Inc                        R Class          25.99%    25.99%      23.252%
Fund                      101 Montgomery St                               Record
                          San Francisco, CA 94104-4122

Montgomery Emerging       Charles Schwab & Co. Inc                        R Class          45.38%   45.173%      45.173%
Markets Focus Fund        101 Montgomery St                               Record
                          San Francisco, CA 94104-4122

                                                                          Class; Type of    % of     % of      % of Fund
Fund                                      Name & Address                     Ownership     Class     Fund     Post-Closing
----                      ----------------------------------------------  --------------  ------    ------    ------------
                          LPL Financial Services                          Class A          41.04%    0.043%      0.043%
                          A/C 4528-8308                                   Record
                          9785 Towne Centre Dr.
                          San Diego, CA 92121-1968

                          Merrill Lynch, Pierce, Fenner & Smith Inc.      Class A          39.40%    0.041%      0.041%
                          for the Sole Benefit of its Clients             Record
                          Att'n: Service Team 97LJ4
                          4800 Deer Lake Dr. E., Fl. 2
                          Jacksonville, FL 32246-6484

                          National Investor Services f/b/o                Class B          78.65%    0.040%      0.040%
                          820-06628-18                                    Record
                          55 Water Street, 32nd Floor
                          New York, NY 10041-0028

Montgomery Emerging       Charles Schwab & Co. Inc                        R Class          37.86%   37.680%     37.680%
Markets Fund              101 Montgomery St                               Record
                          San Francisco, CA 94104-4122

                          Merrill Lynch, Pierce, Fenner & Smith Inc.      Class A          56.98%    0.179%      0.179%
                          For the Sole Benefit of its Clients             Record
                          4800 Deer Lake Dr. E., Bldg One
                          Jacksonville, FL 32246-6486

                          A. G. Edwards & Sons Inc Cust                   Class C          42.52%    0.001%      0.001%
                          f/b/o Rolf Thimm S/D IRA                        Beneficial
                          5782 Hickory St
                          Mays Landing, NJ 08330-3375

                          A. G. Edwards & Sons Inc Cust                   Class C          56.64%    0.001%      0.001%
                          f/b/o Dorothy M. Thimm S/D IRA                  Beneficial
                          5782 Hickory St
                          Mays Landing, NJ 08330-3375

Montgomery Institutional  Northern Trust Co. Cust. f/b/o Fireman's        Single Class     30.37%    30.37%      30.37%
Series: Emerging Markets  Annuity & Benefit Fund of Chicago               Beneficial
Portfolio                 #5186041000
                          P.O. Box 92956
                          Chicago, IL 60675-2956

Montgomery Short          Charles Schwab & Co. Inc.                       R Class          42.00%   40.876%     40.876%
Duration Government       101 Montgomery St                               Record
Bond Fund                 San Francisco, CA 94104-4122

                          Merrill Lynch, Pierce, Fenner & Smith Inc.      Class A          50.56%    1.071%      1.071%
                          For the Sole Benefit of its Clients             Record
                          4800 Deer Lake Dr. E., Bldg One
                          Jacksonville, FL 32246-6486

Montgomery Small Cap      State Street Bank & Trust Co.                   P Class          53.93%    1.317%      1.317%
Fund                      U/A Jan 4 1999                                  Beneficial
                          GE Railcar Savings Plan
                          Att'n: Ken Hartford
                          105 Rosemont Ave.
                          Westwood, MA 02090-2318

                          State Street Bank & Trust Co.                   P Class          46.00%    1.123%      1.123%
                          U/A Jan 4 1999                                  Beneficial
                          GE Industrial Systems Solutions
                          Att'n: Ken Hartford
                          105 Rosemont Ave.
                          Westwood, MA 02090-2318

                                                                          Class; Type of    % of     % of      % of Fund
Fund                                      Name & Address                     Ownership     Class     Fund     Post-Closing
----                      ----------------------------------------------  --------------  ------    ------    ------------
Montgomery Total Return   Charles Schwab & Co. Inc                        R Class          55.06%    33.932%     33.932%
Bond Fund                 101 Montgomery St                               Record
                          San Francisco, CA 94104-4122

                          Bear Stearns Securities Corp.                   Class A          26.49%     0.082%      0.082%
                          f/b/o 459-58695-14                              Record
                          1 Metrotech Ctr. N
                          Brooklyn, NY 11201-3870

                          Merrill Lynch Pierce Fenner & Smith             Class B          48.07%     0.096%      0.096%
                          For the sole Benefit of Its Customers           Record
                          4800 Deer Lake Dr. E., Fl 2
                          Jacksonville, FL 32246-6484

                          Wells Fargo Investments LLC                     Class B          25.42%     0.051%      0.051%
                          A/C 6449-9310                                   Record
                          608 Second Avenue S, Fl 8
                          Minneapolis, MN 55402-1916

                          Christine McBride                               Class C          43.76%     0.023%      0.023%
                          12567 Summerwood Dr.                            Beneficial
                          Fort Myers, FL 33908-1897

                          Janney Montgomery Scott LLC                     Class C          29.17%     0.016%      0.016%
                          A/C 6469-2137                                   Record
                          Steve Pasich
                          1801 Market St.
                          Philadelphia, PA 19103-1628

                          Methuen Contributory Retirement System          Institutional    80.50%    30.716%     30.716%
                          41 Pleasant St., Ste 303                        Class
                          Methuen, MA 01844-3179                          Beneficial

WF Large Company          Wells Fargo Bank MN, NA f/b/o                   Institutional    62.87%    46.772%     43.426%
Growth Fund               Large Company Growth I                          Class
                          Att'n: Mutual Funds Ops                         Record
                          P.O. Box 1533
                          Minneapolis, MN 55480-1533

WF International Equity   Wells Fargo Bank MN, NA f/b/o                   Institutional    73.48%    69.315%     65.453%
Fund                      Wells Fargo Int'l Equity Fd, Cl I               Class
                          Att'n: Mutual Funds Ops                         Record
                          P.O. Box 1533
                          Minneapolis, MN 55480-1533

                          EmjayCo                                         Class C          33.24%     0.197%      0.186%
                          Omnibus Account                                 Record
                          P.O. Box 170910
                          Milwaukee, WI 53217-0909

WF Mid Cap Growth         Wells Fargo Investments, LLC                    Class C          25.23%     1.494%      0.150%
Fund                      a/c 6265-1577                                   Record
                          608 Second Ave S., 8th Fl
                          Minneapolis, MN 55402-1916

WF Government Money       Norwest Investment Services                     Class A          59.69%     2.206%      2.139%
Market Fund               c/o Alex O'Connor                               Record
                          608 Second Ave S., 8th Fl
                          Minneapolis, MN 55402-1916

                          Wells Fargo Bank MN, NA f/b/o                   Class A          32.17%     1.189%      1.153%
                          Retirement Plan Services                        Record
                          99020308
                          P.O. Box 1533
                          Minneapolis, MN 55480-1533

                                                                          Class; Type of    % of     % of      % of Fund
Fund                                      Name & Address                     Ownership     Class     Fund     Post-Closing
----                      ----------------------------------------------  --------------  ------    ------    ------------
                          Norwest Bank MN, N.A.                           Service Class    81.97%    77.835%     75.458%
                          Att'n: Cash Sweep Dept.                         Record
                          MAC N9303-111
                          608 Second Ave S., 8th Fl
                          Minneapolis, MN 55479-0001

                          Merrill Lynch, Pierce, Fenner & Smith Inc.      Class A          56.98%
                          For the Sole Benefit of its Clients             Record
                          4800 Deer Lake Dr. E., Bldg One
                          Jacksonville, FL 32246-6486

     As of January 27, 2003, the officers and Trustees of Wells Fargo Funds as a group owned less than 1% of each Montgomery Fund and each Acquiring Fund.

                    ANNUAL MEETINGS AND SHAREHOLDER MEETINGS

     Montgomery Funds normally will not hold meetings of shareholders except as required under the 1940 Act and the laws applicable to Massachusetts and Delaware. Wells Fargo Funds does not presently hold annual meetings of shareholders for the election of Trustees and other business unless otherwise required by the 1940 Act. Any shareholder proposal for a shareholder meeting must be presented to the Montgomery Funds or the Wells Fargo Funds within a reasonable time before proxy materials for the next meeting are sent to shareholders. Because the Montgomery Funds and Wells Fargo Funds do not hold regular shareholder meetings, no anticipated date of the next meeting can be provided.

                                   EXHIBIT A

         EXPENSE SUMMARIES OF THE MONTGOMERY FUNDS AND ACQUIRING FUNDS

     The following tables describe the current fees and expenses associated with holding Montgomery Fund and Acquiring Fund shares. In particular, the tables (a) compare the current fees and expenses, for each class of each Montgomery Fund and the corresponding class of the Acquiring Fund, and (b) show the estimated fees and expenses for each combined Acquiring Fund on a pro forma basis after giving effect to the Reorganization. Pro forma expense levels shown should not be considered an actual representation of future expenses or performance. Such pro forma expense levels project anticipated levels but may be greater or less than those shown.

Class R/Class A

                                                                                                      WF Spec. Tech
                                                                                                     Fund Pro Forma
                                                                Montgomery                    -----------------------------
                                                               Global Tech,                      Existing
                                                                 Telecom &       WF Spec.       Montgomery          New
                                                                Media Fund       Tech Fund     Shareholders      Investors
                                                              --------------   ------------   --------------   ------------
Shareholder Fees (fees paid directly from your investment):
 Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price) .....................       None            5.75%(1)        None            5.75%(1)
 Maximum Deferred Sales Charge (Load)
  (as a percentage of the lower of the NAV at purchase or
  the NAV at redemption) ..................................       None            None(2)         None(2)         None(2)
 Redemption Fee ...........................................       2.00%(3)        None            None            None
Annual Fund Operating Expenses (expenses that are deducted
 from fund assets, as a percentage of average net assets)
 Management fee ...........................................       1.25%           1.05%           1.05%           1.05%
 Distribution (Rule 12b-1) fee ............................       0.00%           0.00%           0.00%           0.00%
 Other expenses ...........................................       0.69%           0.86%           0.82%           0.82%(4)
                                                                 -----           -----           ------          -----
 Total Annual Fund Operating Expenses (Gross) .............       1.94%           1.91%           1.87%           1.87%
 Fee Waiver ...............................................      (0.04)%         (0.16)%         (0.12)%         (0.12)%
                                                                 -----           -----           ------          -----
 Net Annual Fund Operating Expenses .......................       1.90%(4)        1.75%(5)        1.75%(5)        1.75%(5)

------------
(1)  Sales charges are reduced and/or eliminated for purchases over $50,000.
(2) Class A shares that are purchased at net asset value in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase.
(3) Redemption fee is deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10.00 will be deducted from redemption proceeds sent by wire or overnight carrier.
(4) MAM has contractually agreed to waive fees and/or absorb expenses to limit the Fund's total operating expense ratio (excluding interest, tax expenses, brokerage commissions, short-sale dividend expenses, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 1.90%. The contract has a one year term extendable at the end of the fiscal year.
(5) Funds Management has committed through January 31, 2004 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio of the Fund may be increased only with the approval of the Board of Trustees.

Example of Expenses:

     You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same whether or not you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

Class R/Class A

                                                           WF Specialized
                                                           Technology Fund
                                                             Pro Forma*
                         Montgomery                  ---------------------------
                        Global Tech,                    Existing
                          Telecom &      WF Spec.      Montgomery         New
                         Media Fund     Tech Fund     Shareholders     Investors
                       --------------  -----------   --------------   ----------
One Year ...........       $  193         $  743         $  178         $  743
Three Year .........       $  605         $1,126         $  576         $1,118
Five Year ..........       $1,043         $1,533         $1,000         $1,517
Ten Year ...........       $2,261         $2,667         $2,181         $2,630

------------
* Because Montgomery Fund Class P and Class R shareholders participating in the Reorganization may purchase additional Class A shares at NAV, i.e. without a front-end sales load, the "Existing Montgomery Shareholders" column shows the expenses, excluding sales load, that an existing Montgomery Fund shareholders would pay and the "New Investors" column shows the expenses, including sales load, that new investors would pay.

Class R/Service Class
                                                                                      Montgomery        WF Govt MM
                                                                                     Govt MM Fund     Fund Pro Forma
                                                                                    --------------   ---------------
Shareholder Fees (fees paid directly from your investment):
 Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price) ...........................................       None              None
 Maximum Deferred Sales Charge (Load)
  (as a percentage of the lower of the NAV at purchase or the NAV at redemption)        None              None
Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average net assets)
 Management fee .................................................................       0.30%             0.35%(1)
 Distribution (Rule 12b-1) fee ..................................................       0.00%             0.00%
 Other expenses .................................................................       0.23%             0.21%
                                                                                        ----             -----
 Total Annual Fund Operating Expenses (Gross) ...................................       0.53%(2)          0.56%
 Fee Waivers ....................................................................       0.00%            (0.06)%
                                                                                        ----             -----
 Net Annual Fund Operating Expenses .............................................       0.53%             0.50%(3)

------------
(1) The Acquiring Fund's Board has approved a reduction of the investment advisory fee from 0.35% to 0.10% and the institution of a shareholder servicing fee of 0.25%. These changes are expected to go into effect in late July 2003. These changes would not affect either the gross or net operating expense ratio of the Acquiring Fund.
(2) MAM has contractually agreed to waive fees and/or absorb expenses to limit the Fund's total operating expense ratio (excluding interest, tax expenses, brokerage commissions, short-sale dividend expenses, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 0.60%. The contract has a one year term extendable at the end of the fiscal year. In the last fiscal year, MAM voluntarily waived fees to bring the net operating expense ratio for the last fiscal year to 0.49%.
(3) Funds Management has committed through July 31, 2004 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio of the Fund may be increased only with the approval of the Board of Trustees.

Example of Expenses:

     You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, whether or not you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

Class R/Service Class

                                  Montgomery Govt       WF Govt MM
                                      MM Fund         Fund Pro Forma
                                  ---------------     --------------
One Year .....................         $  54              $  51
Three Year ...................         $ 170              $ 173
Five Year ....................         $ 296              $ 307
Ten Year .....................         $ 665              $ 696

Class P/Class A
                                                                                                    WF Large Company
                                                                                                       Growth Fund
                                                                                                        Pro Forma
                                                                                              -----------------------------
                                                                                 WF Large        Existing
                                                                Montgomery       Company        Montgomery          New
                                                               Growth Fund     Growth Fund     Shareholders      Investors
                                                              -------------   -------------   --------------   ------------
Shareholder Fees (fees paid directly from your investment):
 Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price) .....................       None            5.75%(1)       None             5.75%(1)
 Maximum Deferred Sales Charge (Load)
  (as a percentage of the lower of the NAV at purchase
  or the NAV at redemption) ...............................       None            None(2)        None(2)          None(2)
 Redemption Fee ...........................................       2.00%(3)        None           None             None
Annual Fund Operating Expenses (expenses that are deducted
 from fund assets, as a percentage of average net assets)
 Management fee ...........................................       1.00%           0.75%          0.75%            0.75%
 Distribution (Rule 12b-1) fee ............................       0.25%           0.00%          0.00%            0.00%
 Other expenses ...........................................       0.54%           0.65%          0.65%            0.65%
                                                                 -----           -----          -----            -----
 Total Annual Fund Operating Expenses (Gross) .............       1.79%           1.40%          1.40%            1.40%
 Waivers ..................................................      (0.04)%         (0.20)%        (0.20)%          (0.20)%
                                                                 -----           -----          -----            -----
 Net Annual Fund Operating Expenses .......................       1.75%(4)        1.20%(5)       1.20%(5)         1.20%(5)

Class R/Class A
                                                                                                    WF Large Company
                                                                                                       Growth Fund
                                                                                                        Pro Forma
                                                                                              -----------------------------
                                                                                 WF Large        Existing
                                                                Montgomery       Company        Montgomery          New
                                                               Growth Fund     Growth Fund     Shareholders      Investors
                                                              -------------   -------------   --------------   ------------
Shareholder Fees (fees paid directly from your investment):
 Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price) .....................       None            5.75%(1)       None             5.75%(1)
 Maximum Deferred Sales Charge (Load)
  (as a percentage of the lower of the NAV at purchase
  or the NAV at redemption) ...............................       None            None(2)        None(2)          None(2)
 Redemption Fee ...........................................       2.00%(3)        None           None             None
Annual Fund Operating Expenses (expenses that are deducted
 from fund assets, as a percentage of average net assets)
 Management fee ...........................................       1.00%           0.75%          0.75%            0.75%
 Distribution (Rule 12b-1) fee ............................       0.00%           0.00%          0.00%            0.00%
 Other expenses ...........................................       0.55%           0.65%          0.65%            0.65%
                                                                 -----           -----          -----            -----
 Total Annual Fund Operating Expenses (Gross) .............       1.55%           1.40%          1.40%            1.40%
 Waivers ..................................................      (0.05)%         (0.20)%        (0.20)%          (0.20)%
                                                                 -----           -----          -----            -----
 Net Annual Fund Operating Expenses .......................       1.50%(4)        1.20%(5)       1.20%(5)         1.20%(5)

------------
(1)  Sales charge is reduced and/or eliminated for purchases of over $50,000.
(2) Class A shares that are purchased at net asset value in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase.
(3) Redemption fee is deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10.00 will be deducted from redemption proceeds sent by wire or overnight carrier.
(4) MAM has contractually agreed to waive fees and/or absorb expenses to limit the Fund's total operating expense ratio (excluding interest, tax expenses, brokerage commissions, short-sale dividend expenses, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 1.50% for Class P and Class R shares. The contract has a one year term extendable at the end of the fiscal year.
(5) Funds Management has committed through January 31, 2004 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio of the Fund may be increased only with the approval of the Board of Trustees.

Example of Expenses:

     You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same whether or not you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

Class P/Class A
                                                         WF Large Company
                                                            Growth Fund
                                                            Pro Forma*
                                                    ---------------------------
                                       WF Large        Existing
                      Montgomery       Company        Montgomery         New
                     Growth Fund     Growth Fund     Shareholders     Investors
                    -------------   -------------   --------------   ----------
One Year ........       $  178          $  690          $  122         $  690
Three Year ......       $  559          $  974          $  423         $  974
Five Year .......       $  966          $1,279          $  747         $1,279
Ten Year ........       $2,102          $2,142          $1,662         $2,142

Class R/Class A
                                                         WF Large Company
                                                            Growth Fund
                                                            Pro Forma*
                                                    ---------------------------
                                       WF Large        Existing
                      Montgomery       Company        Montgomery         New
                     Growth Fund     Growth Fund     Shareholders     Investors
                    -------------   -------------   --------------   ----------
One Year ........       $  153          $  690          $  122         $  690
Three Year ......       $  485          $  974          $  423         $  974
Five Year .......       $  840          $1,279          $  747         $1,279
Ten Year ........       $1,841          $2,142          $1,662         $2,142

------------
* Because Montgomery Fund Class P and Class R shareholders participating in the Reorganization may purchase additional Class A shares at NAV, i.e., without a front-end sales load, the "Existing Montgomery Shareholders" column shows the expenses, excluding sales load, that an existing Montgomery Fund shareholders would pay and the "New Investors" column shows the expenses, including sales load, that new investors would pay.

Class P/Class A

                                                                                                    WF International
                                                                                                       Equity Fund
                                                                                                        Pro Forma
                                                                                               ---------------------------
                                                               Montgomery                         Existing
                                                             International   WF International    Montgomery        New
                                                              Growth Fund       Equity Fund     Shareholders    Investors
                                                            ---------------  ----------------   ------------   -----------
Shareholder Fees (fees paid directly from your investment):
 Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price) .....................       None            5.75%(1)         None           5.75%(1)
 Maximum Deferred Sales Charge (Load)
  (as a percentage of the lower of the NAV on the
  date of original purchase or the NAV on the date
  of the redemption) ......................................       None            None(2)          None(2)        None(2)
 Redemption Fee ...........................................       2.00%(3)        None             None           None
Annual Fund Operating Expenses (expenses that are deducted
 from fund assets, as a percentage of average net assets)
 Management fee ...........................................       1.10%           1.00%            1.00%          1.00%
 Distribution (Rule 12b-1) fee ............................       0.25%           0.00%            0.00%          0.00%
 Other expenses ...........................................       2.38%           0.71%            0.72%          0.72%
                                                                 -----           -----            -----          -----
 Total Annual Fund Operating Expenses (Gross) .............       3.73%           1.71%            1.72%          1.72%
 Waivers ..................................................      (1.80)%         (0.21)%          (0.22)%        (0.22)%
                                                                 -----           -----            -----          -----
 Net Annual Fund Operating Expenses .......................       1.93%(4)        1.50%(5)         1.50%(5)       1.50%(5)

Class R/Class A
                                                                                                    WF International
                                                                                                       Equity Fund
                                                                                                        Pro Forma
                                                                                               ---------------------------
                                                               Montgomery                         Existing
                                                             International   WF International    Montgomery        New
                                                              Growth Fund       Equity Fund     Shareholders    Investors
                                                            ---------------  ----------------   ------------   -----------
Shareholder Fees (fees paid directly from your investment):
 Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price) .....................       None            5.75%(1)         None           5.75%(1)
 Maximum Deferred Sales Charge (Load)
  (as a percentage of the lower of the NAV at purchase or
  the NAV at redemption) ..................................       None            None(2)          None(2)        None(2)
 Redemption Fee ...........................................       2.00%(3)        None             None           None
Annual Fund Operating Expenses (expenses that are deducted
 from fund assets, as a percentage of average net assets)
 Management fee ...........................................       1.10%           1.00%            1.00%          1.00%
 Distribution (Rule 12b-1) fee ............................       0.00%           0.00%            0.00%          0.00%
 Other expenses ...........................................       2.35%           0.71%            0.72%          0.72%
                                                                --------          --------         -----         --------
 Total Annual Fund Operating Expenses (Gross) .............       3.45%           1.71%            1.72%          1.72%
 Waivers ..................................................      (1.80)%         (0.21)%          (0.22)%        (0.22)%
                                                                --------          --------         ------        --------
 Net Annual Fund Operating Expenses .......................       1.65%(4)        1.50%(5)         1.50%(5)       1.50%(5)

------------
(1)  Sales charge is reduced and/or eliminated for purchases of over $50,000.
(2) Class A shares that are purchased at net asset value in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase.
(3) Redemption fee is deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10.00 will be deducted from redemption proceeds sent by wire or overnight carrier.
(4) MAM has contractually agreed to waive fees and/or absorb expenses to limit the Fund's total operating expense ratio (excluding interest, tax expenses, brokerage commissions, short-sale dividend expenses, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 1.65% for Class P and Class R shares. The contract has a one year term extendable at the end of the fiscal year.
(5) Funds Management has committed through January 31, 2004 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio of the Fund may be increased only with the approval of the Board of Trustees.

Example of Expenses:

     You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same whether or not you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

Class P/Class A
                                                          WF International
                                                            Equity Fund
                                                             Pro Forma*
                                                     ---------------------------
                     Montgomery           WF            Existing
                   International    International      Montgomery         New
                    Growth Fund      Equity Fund      Shareholders     Investors
                  ---------------  ---------------   --------------   ----------
One Year ......        $  196           $  719           $  153         $  719
Three Year ....        $  975           $1,064           $  520         $1,066
Five Year .....        $1,773           $1,431           $  913         $1,435
Ten Year ......        $3,860           $2,462           $2,012         $2,471

Class R/Class A
                                                           WF International
                                                             Equity Fund
                                                              Pro Forma*
                                                     ---------------------------
                     Montgomery           WF            Existing
                   International    International      Montgomery         New
                    Growth Fund      Equity Fund      Shareholders     Investors
                  ---------------  ---------------   --------------   ----------
One Year ......        $  168           $  719           $  153         $  719
Three Year ....        $  892           $1,064           $  520         $1,066
Five Year .....        $1,639           $1,431           $  913         $1,435
Ten Year ......        $3,610           $2,462           $2,012         $2,471

------------
* Because Montgomery Fund Class P and Class R shareholders participating in the Reorganization may purchase additional Class A shares at NAV, i.e., without a front-end sales load, the "Existing Montgomery Shareholders" column shows the expenses, excluding sales load, that an existing Montgomery Fund shareholders would pay and the "New Investors" column shows the expenses, including sales load, that new investors would pay.

Class R/Class A
                                                                                                         WF Mid Cap
                                                                                                         Growth Fund
                                                                                                          Pro Forma
                                                                                                 ---------------------------
                                                                                                    Existing
                                                                      Montgomery     WF Mid Cap    Montgomery        New
                                                                     Mid Cap Fund   Growth Fund   Shareholders    Investors
                                                                     ------------   -----------   ------------   -----------
Shareholder Fees (fees paid directly from your investment):
 Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price) .............................    None           5.75%(1)      None           5.75%(1)
 Maximum Deferred Sales Charge (Load)
  (as a percentage of the lower of the NAV at purchase
  or the NAV at redemption) .......................................    None           None(2)       None(2)        None(2)
 Redemption Fee ...................................................    2.00%(3)       None          None           None
Annual Fund Operating Expenses (expenses that are deducted
 from fund assets, as a percentage of average net assets) .........
 Management fee ...................................................    1.40%          0.75%         0.75%          0.75%
 Distribution (Rule 12b-1) fee ....................................    0.00%          0.00%         0.00%          0.00%
 Other expenses ...................................................    1.70%          1.35%         0.75%          0.75%
                                                                      -----          -----         -----          -----
 Total Annual Fund Operating Expenses (Gross) .....................    3.10%          2.10%         1.50%          1.50%
 Waivers ..........................................................   (1.60)%        (0.65)%       (0.05)%        (0.05)%
                                                                      -----          -----         -----          -----
 Net Annual Fund Operating Expenses ...............................    1.50%(4)       1.45%(5)      1.45%(5)       1.45%(5)

------------
(1)  Sales charge is reduced and/or eliminated for purchases of over $50,000.
(2) Class A shares that are purchased at net asset value in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase.
(3) Redemption fee is deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10.00 will be deducted from redemption proceeds sent by wire or overnight carrier.
(4) MAM has contractually agreed to waive fees and/or absorb expenses to limit the Fund's total operating expense ratio (excluding interest, tax expenses, brokerage commissions, short-sale dividend expenses, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 1.50%. The contract has a one year term extendable at the end of the fiscal year.
(5) Funds Management has committed through January 31, 2004 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio of the Fund may be increased only with the approval of the Board of Trustees.

Example of Expenses:

     You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same whether or not you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

Class R/Class A
                                                             WF Mid Cap
                                                             Growth Fund
                                                             Pro Forma*
                                                     ---------------------------
                                                        Existing
                      Montgomery       WF Mid Cap      Montgomery         New
                     Mid Cap Fund     Growth Fund     Shareholders     Investors
                    --------------   -------------   --------------   ----------
One Year ........       $  153           $  714          $  148         $  714
Three Year ......       $  807           $1,136          $  469         $1,017
Five Year .......       $1,486           $1,583          $  814         $1,342
Ten Year ........       $3,299           $2,818          $1,786         $2,259

------------
* Because Montgomery Fund Class P and Class R shareholders participating in the Reorganization may purchase additional Class A shares at NAV, i.e., without a front-end sales load, the "Existing Montgomery Shareholders" column shows the expenses, excluding sales load, that an existing Montgomery Fund shareholders would pay and the "New Investors" column shows the expenses, including sales load, that new investors would pay.

    If both the Montgomery Emerging Markets Fund and the Montgomery Emerging
       Markets Focus Fund are reorganize, the following fee tables apply:

Class A
                                                                                                     WF Mont.
                                                                    Montgomery                       Emerging
                                                                     Emerging       Montgomery       Markets
                                                                     Markets         Emerging       Focus Fund
                                                                    Focus Fund     Markets Fund     Pro Forma
                                                                  -------------   --------------   -----------
Shareholder Fees (fees paid directly from your investment):
 Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price) .........................      5.75%(1)        5.75%(1)         5.75%(1)
 Maximum Deferred Sales Charge (Load)
  (as a percentage of the lower of the NAV at purchase or
  the NAV at redemption) ......................................      None(2)         None(2)          None(2)
 Redemption Fee ...............................................      None            None             2.00%(3)
Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average net assets)
 Management fee ...............................................      1.10%           1.25%            1.10%
 Distribution (Rule 12b-1) fee ................................      0.25%           0.25%            0.00%
 Other expenses ...............................................      3.92%           1.45%            0.94%
                                                                    -----           -----            -----
 Total Annual Fund Operating Expenses (Gross) .................      5.27%           2.95%            2.04%
 Waivers ......................................................     (3.07)%         (0.87)%          (0.14)%
                                                                    -----           -----            -----
 Net Annual Fund Operating Expenses ...........................      2.20%(4)        2.08%(4)         1.90%(5)

Class B
                                                                                                    WF Mont.
                                                                   Montgomery                       Emerging
                                                                    Emerging       Montgomery       Markets
                                                                     Markets        Emerging       Focus Fund
                                                                   Focus Fund     Markets Fund     Pro Forma
                                                                  ------------   --------------   -----------
Shareholder Fees (fees paid directly from your investment):
 Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price) .........................      None            None             None
 Maximum Deferred Sales Charge (Load)
  (as a percentage of the lower of the NAV at purchase or
  the NAV at redemption) ......................................      5.00%(6)        5.00%(6)         5.00%(6)
 Redemption Fee ...............................................      None            None             2.00%(3)
Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average net assets)
 Management fee ...............................................      1.10%           1.25%            1.10%
 Distribution (Rule 12b-1) fee ................................      0.75%           0.75%            0.75%
 Other expenses ...............................................      3.53%           1.50%(7)         0.94%
                                                                    -----           -----            -----
 Total Annual Fund Operating Expenses (Gross) .................      5.38%           3.50%            2.79%
 Waivers ......................................................     (3.07)%         (0.70)%          (0.14)%
                                                                    -----           -----            -----
 Net Annual Fund Operating Expenses ...........................      2.31%(4)        2.80%(4)         2.65%(5)

------------
(1)  Sales charge is reduced and/or eliminated for purchases over $50,000.
(2) Each Fund may charge a 1.00% contingent deferred sales charge to certain purchases of $1,000,000 or more made at NAV, if they are redeemed within one year of purchase.
(3) Redemption fee is deducted from net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund.
(4) MAM has contractually agreed to waive fees and/or absorb expenses to limit the Fund's total operating expense ratio (excluding interest, tax expenses, brokerage commissions, short-sale dividend expenses, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 1.80% for Class A shares and 2.05% for Class B shares. The contract has a one year term extendable at the end of the fiscal year.
(5) Funds Management has committed through January 31, 2004 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio of the Fund may be increased only with the approval of the Board of Trustees.
(6) Deferred sales charges are reduced after one year, and eliminated after six years.
(7) Due to the relatively low amount of assets invested in Class B shares, estimated amounts of other expenses shown above for the current fiscal year are more representative of expected operating expenses for Class B shares than expenses allocated to that share class in the past fiscal year.

Class C
                                                                                                            WF Mont.
                                                                           Montgomery                       Emerging
                                                                            Emerging       Montgomery       Markets
                                                                             Markets        Emerging       Focus Fund
                                                                           Focus Fund     Markets Fund     Pro Forma
                                                                          ------------   --------------   -----------
Shareholder Fees (fees paid directly from your investment):
 Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price) .................................     None           None             1.00%(1)
 Maximum Deferred Sales Charge (Load)
  (as a percentage of the lower of the NAV on the date of
  original purchase or the NAV on the date of the redemption) .........     1.00%(2)       1.00%(2)         1.00%(2)
 Redemption Fee .......................................................     None           None             2.00%(3)
Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average net assets)
 Management fee .......................................................     1.10%          1.25%            1.10%
 Distribution (Rule 12b-1) fee ........................................     0.75%          0.75%            0.75%
 Other expenses .......................................................     4.66%          1.40%            0.94%
                                                                           -----          -----            -----
 Total Annual Fund Operating Expenses (Gross) .........................     6.51%          3.40%            2.79%
 Waivers ..............................................................    (3.07)%        (0.87)%          (0.14)%
                                                                           -----          -----            -----
 Net Annual Fund Operating Expenses ...................................     3.44%(4)       2.53%(4)         2.65%(5)

------------
(1)  Sales charge is reduced and/or eliminated for purchases over $50,000.
(2)  Deferred sales charge is eliminated after one year.
(3) Redemption fee is deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund.
(4) MAM has contractually agreed to waive fees and/or absorb expenses to limit the Fund's total operating expense ratio (excluding interest, tax expenses, brokerage commissions, short-sale dividend expenses, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 2.05% for Class C shares. The contract has a one year term extendable at the end of the fiscal year.
(5) Funds Management has committed through January 31, 2004 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio of the Fund may be increased only with the approval of the Board of Trustees.

Class R/Class A
                                                                                                    WF Mont. Emerging
                                                                                                   Markets Focus Fund
                                                                                                        Pro Forma
                                                                                              ----------------------------
                                                               Montgomery
                                                                Emerging       Montgomery        Existing
                                                                 Markets        Emerging        Montgomery         New
                                                               Focus Fund     Markets Fund     Shareholders     Investors
                                                              ------------   --------------   --------------   -----------
Shareholder Fees (fees paid directly from your investment):
 Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price) .....................       N/A            None             None            5.75%(1)
 Maximum Deferred Sales Charge (Load)
  (as a percentage of the lower of the NAV at purchase or
  the NAV at redemption) ..................................       N/A            None             None(2)         None(2)
 Redemption Fee ...........................................       N/A            2.00%(3)         2.00%(3)        2.00%(3)
Annual Fund Operating Expenses (expenses that are deducted
 from fund assets, as a percentage of average net assets)
 Management fee ...........................................       N/A            1.25%            1.10%           1.10%
 Distribution (Rule 12b-1) fee ............................       N/A            0.00%            0.00%           0.00%
 Other expenses ...........................................       N/A            1.57%            0.94%           0.94%
                                                                                -----            -----           -----
 Total Annual Fund Operating Expenses (Gross) .............       N/A            2.82%            2.04%           2.04%
 Waivers ..................................................       N/A           (0.87)%          (0.14)%         (0.14)%
                                                                                -----            -----           -----
 Net Annual Fund Operating Expenses .......................       N/A            1.95%(4)         1.90%(5)        1.90%(5)

Class R/Institutional Class
                                                                                                    WF Mont.
                                                                   Montgomery                       Emerging
                                                                    Emerging       Montgomery       Markets
                                                                     Markets        Emerging       Focus Fund
                                                                   Focus Fund     Markets Fund     Pro Forma
                                                                  ------------   --------------   -----------
Shareholder Fees (fees paid directly from your investment):
 Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price) .........................     None              N/A              None
 Maximum Deferred Sales Charge (Load)
  (as a percentage of the lower of the NAV at purchase or
  the NAV at redemption) ......................................     None              N/A              None
 Redemption Fee ...............................................     2.00%(3)          N/A              2.00%(3)
Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average net assets)
 Management fee ...............................................     1.10%             N/A              1.10%
 Distribution (Rule 12b-1) fee ................................     0.00%             N/A              0.00%
 Other expenses ...............................................     3.56%             N/A              0.61%
                                                                   -----                              -----
 Total Annual Fund Operating Expenses (Gross) .................     4.66%             N/A              1.71%
 Waivers ......................................................    (3.06)%            N/A             (0.11)%
                                                                   -----                              -----
 Net Annual Fund Operating Expenses ...........................     1.60%(4)          N/A              1.60%(5)

------------
(1)  Sales charge is reduced and/or eliminated for purchases over $50,000.
(2) The Fund may charge a 1.00% contingent deferred sales charge to certain purchases of $1,000,000 or more made at NAV, if they are redeemed within one year of purchase.
(3) Redemption fee is deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund.
(4) MAM has contractually agreed to waive fees and/or absorb expenses to limit the Fund's total operating expense ratio (excluding interest, tax expenses, brokerage commissions, short-sale dividend expenses, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 1.90% for Class R shares of the Montgomery Emerging Markets Fund and 1.60% for Class R shares of the Montgomery Emerging Markets Focus Fund. The contract has a one year term extendable at the end of the fiscal year.
(5) Funds Management has committed through January 31, 2004 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio of the Fund may be increased only with the approval of the Board of Trustees.

Example of Expenses:

     You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

Class A
                                                         WF Mont.
                        Montgomery                       Emerging
                         Emerging       Montgomery       Markets
                          Markets        Emerging       Focus Fund
                        Focus Fund     Markets Fund     Pro Forma
                       ------------   --------------   -----------
One Year ...........      $  785          $  774          $  757
Three Year .........      $1,804          $1,358          $1,165
Five Year ..........      $2,817          $1,966          $1,598
Ten Year ...........      $5,325          $3,600          $2,797

Class B
                                                         WF Mont.
                        Montgomery                       Emerging
                         Emerging       Montgomery       Markets
                          Markets        Emerging       Focus Fund
                        Focus Fund     Markets Fund     Pro Forma
                       ------------   --------------   -----------
One Year ...........      $  734          $  783          $  768
Three Year .........      $1,635          $1,309          $1,152
Five Year ..........      $2,527          $1,857          $1,662
Ten Year ...........      $5,101          $3,605          $2,845

Class C
                                                         WF Mont.
                        Montgomery                       Emerging
                         Emerging       Montgomery       Markets
                          Markets        Emerging       Focus Fund
                        Focus Fund     Markets Fund     Pro Forma
                       ------------   --------------   -----------
One Year ...........      $  347          $  256          $  465
Three Year .........      $1,649          $  964          $  943
Five Year ..........      $2,912          $1,695          $1,547
Ten Year ...........      $5,908          $3,627          $3,177

Class R/Institutional Class
                                                       WF Mont.
                        Montgomery     Montgomery      Emerging
                         Emerging       Emerging       Markets
                          Markets        Markets      Focus Fund
                        Focus Fund        Fund        Pro Forma
                       ------------   ------------   -----------
One Year ...........      $  162          N/A           $  163
Three Year .........      $1,129          N/A           $  528
Five Year ..........      $2,102          N/A           $  918
Ten Year ...........      $4,566          N/A           $2,010

Class R/Class A
                                              WF Mont.
                                          Emerging Markets
                                             Focus Fund
                                             Pro Forma*
                        Montgomery   ---------------------------
                         Emerging       Existing
                         Markets       Montgomery         New
                           Fund       Shareholders     Investors
                       -----------   --------------   ----------
One Year ...........      $  198         $  193         $  757
Three Year .........      $  792         $  626         $1,165
Five Year ..........      $1,412         $1,085         $1,598
Ten Year ...........      $3,085         $2,358         $2,797

------------
* Because Montgomery Fund Class P and Class R shareholders participating in the Reorganization may purchase additional Class A shares at NAV, i.e., without a front-end sales load, the "Existing Montgomery Shareholders" column shows the expenses, excluding sales load, that an existing Montgomery Fund shareholders would pay and the "New Investors" column shows the expenses, including sales load, that new investors would pay.

Example of Expenses:

     You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you do not redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

Class A
                                                       WF Mont.
                        Montgomery     Montgomery      Emerging
                         Emerging       Emerging       Markets
                          Markets        Markets      Focus Fund
                        Focus Fund        Fund        Pro Forma
                       ------------   ------------   -----------
One Year ...........      $  785         $  774         $  757
Three Year .........      $1,804         $1,358         $1,165
Five Year ..........      $2,817         $1,966         $1,598
Ten Year ...........      $5,325         $3,600         $2,797

Class B
                                                         WF Mont.
                        Montgomery                       Emerging
                         Emerging       Montgomery       Markets
                          Markets        Emerging       Focus Fund
                        Focus Fund     Markets Fund     Pro Forma
                       ------------   --------------   -----------
One Year ...........      $  234          $  283          $  268
Three Year .........      $1,335          $1,009          $  852
Five Year ..........      $2,427          $1,757          $1,462
Ten Year ...........      $5,101          $3,605          $2,845

Class C
                                                       WF Mont.
                        Montgomery     Montgomery      Emerging
                         Emerging       Emerging       Markets
                          Markets        Markets      Focus Fund
                        Focus Fund        Fund        Pro Forma
                       ------------   ------------   -----------
One Year ...........      $  347         $  256         $  365
Three Year .........      $1,649         $  964         $  943
Five Year ..........      $2,912         $1,695         $1,547
Ten Year ...........      $5,908         $3,627         $3,177

Class R/Institutional Class
                                                       WF Mont.
                        Montgomery     Montgomery      Emerging
                         Emerging       Emerging       Markets
                          Markets        Markets      Focus Fund
                        Focus Fund        Fund        Pro Forma
                       ------------   ------------   -----------
One Year ...........      $  162          N/A           $  163
Three Year .........      $1,129          N/A           $  528
Five Year ..........      $2,102          N/A           $  918
Ten Year ...........      $4,566          N/A           $2,010

Class R/Class A
                                          WF Mont. Emerging
                                       Markets Fund Pro Forma*
                        Montgomery   ---------------------------
                         Emerging       Existing
                         Markets       Montgomery         New
                           Fund       Shareholders     Investors
                       -----------   --------------   ----------
One Year ...........      $  198         $  193         $  757
Three Year .........      $  792         $  626         $1,165
Five Year ..........      $1,412         $1,085         $1,598
Ten Year ...........      $3,085         $2,358         $2,797

------------
* Because Montgomery Fund Class P and Class R shareholders participating in the Reorganization may purchase additional Class A shares at NAV, i.e., without a front-end sales load, the "Existing Montgomery Shareholders" column shows the expenses, excluding sales load, that an existing Montgomery Fund shareholders would pay and the "New Investors" column shows the expenses, including sales load, that new investors would pay.

       If only the Montgomery Emerging Markets Focus Fund is reorganized, the following fee tables apply:

Class A
                                                                                                        WF Mont.
                                                                                       Montgomery       Emerging
                                                                                        Emerging        Markets
                                                                                        Markets        Focus Fund
                                                                                       Focus Fund      Pro Forma
                                                                                    ---------------   -----------
Shareholder Fees (fees paid directly from your investment):
 Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price) ...........................................       5.75%(1)        5.75%(1)
 Maximum Deferred Sales Charge (Load)
  (as a percentage of the lower of the NAV at purchase or the NAV at redemption)        None(2)         None(2)
 Redemption Fee .................................................................       None            2.00%(3)
Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average net assets)
 Management fee .................................................................       1.10%           1.10%
 Distribution (Rule 12b-1) fee ..................................................       0.25%           0.00%
 Other expenses .................................................................       3.92%           1.38%
                                                                                       -----           -----
 Total Annual Fund Operating Expenses (Gross) ...................................       5.27%           2.48%
 Waivers ........................................................................      (3.07)%         (0.58)%
                                                                                       -----           -----
 Net Annual Fund Operating Expenses .............................................       2.20%(4)        1.90%(5)

Class B
                                                                                                        WF Mont.
                                                                                       Montgomery       Emerging
                                                                                        Emerging        Markets
                                                                                        Markets        Focus Fund
                                                                                       Focus Fund      Pro Forma
                                                                                    ---------------   -----------
Shareholder Fees (fees paid directly from your investment):
 Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price) ...........................................       None            None
 Maximum Deferred Sales Charge (Load)
  (as a percentage of the lower of the NAV at purchase or the NAV at redemption)        5.00%(6)        5.00%(6)
 Redemption Fee .................................................................       None            2.00%(3)
Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average net assets)
 Management fee .................................................................       1.10%           1.10%
 Distribution (Rule 12b-1) fee ..................................................       0.75%           0.75%
 Other expenses .................................................................       3.53%           1.38%
                                                                                       -----           -----
 Total Annual Fund Operating Expenses (Gross) ...................................       5.38%           3.23%
 Waivers ........................................................................      (3.07)%         (0.58)%
                                                                                       ------          -----
 Net Annual Fund Operating Expenses .............................................       2.31%(4)        2.65%(5)

------------
(1)  Sales charge is reduced and/or eliminated for purchases over $50,000.
(2) Both Funds may charge a 1.00% contingent deferred sales charge to certain purchases of $1,000,000 or more made at NAV, if they are redeemed within one year of purchase.
(3) Redemption fee is deducted from net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund.
(4) MAM has contractually agreed to waive fees and/or absorb expenses to limit the Fund's total operating expense ratio (excluding interest, tax expenses, brokerage commissions, short-sale dividend expenses, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 1.80% for Class A shares and 2.05% for Class B shares. The contract has a one year term extendable at the end of the fiscal year.
(5) Funds Management has committed through January 31, 2004 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio of the Fund may be increased only with the approval of the Board of Trustees.
(6) Deferred sales charges are reduced after one year, and eliminated after six years.

Class C
                                                                                                        WF Mont.
                                                                                       Montgomery       Emerging
                                                                                        Emerging        Markets
                                                                                        Markets        Focus Fund
                                                                                       Focus Fund      Pro Forma
                                                                                    ---------------   -----------
Shareholder Fees (fees paid directly from your investment):
 Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price) ...........................................        None           1.00%
 Maximum Deferred Sales Charge (Load)
  (as a percentage of the lower of the NAV at purchase or the NAV at redemption)         1.00%(1)       1.00%(1)
 Redemption Fee .................................................................        None           2.00%(2)
Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average net assets)
 Management fee .................................................................        1.10%          1.10%
 Distribution (Rule 12b-1) fee ..................................................        0.75%          0.75%
 Other expenses .................................................................        4.66%          1.38%
                                                                                        -----          -----
 Total Annual Fund Operating Expenses (Gross) ...................................        6.51%          3.23%
 Waivers ........................................................................       (3.07)%        (0.58)%
                                                                                        -----          -----
 Net Annual Fund Operating Expenses .............................................        3.44%(3)       2.65%(4)

Class R/Institutional Class
                                                                                                  WF Mont.
                                                                                  Montgomery      Emerging
                                                                                   Emerging       Markets
                                                                                    Markets      Focus Fund
                                                                                  Focus Fund     Pro Forma
                                                                                 ------------   -----------
Shareholder Fees (fees paid directly from your investment):
 Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price) ........................................     None           None
 Maximum Deferred Sales Charge (Load)
  (as a percentage of the lower of the NAV on the date of original purchase or
  the NAV on the date of the redemption) .....................................     None           None
 Redemption Fee ..............................................................     2.00%(2)       2.00%(2)
Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average net assets)
 Management fee ..............................................................     1.10%          1.10%
 Distribution (Rule 12b-1) fee ...............................................     0.00%          0.00%
 Other expenses ..............................................................     3.56%          1.05%
                                                                                  -----          -----
 Total Annual Fund Operating Expenses (Gross) ................................     4.66%          2.15%
 Waivers .....................................................................    (3.06)%        (0.55)%
                                                                                  -----          -----
 Net Annual Fund Operating Expenses ..........................................     1.60%(3)       1.60%(4)

------------
(1)  Deferred sales charge is eliminated after one year.
(2) Redemption fee is deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund.
(3) MAM has contractually agreed to waive fees and/or absorb expenses to limit the Fund's total operating expense ratio (excluding interest, tax expenses, brokerage commissions, short-sale dividend expenses, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 2.05% for Class C shares and 1.60% for Class R shares. The contract has a one year term extendable at the end of the fiscal year.
(4) Funds Management has committed through January 31, 2004 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio of the Fund may be increased only with the approval of the Board of Trustees.

Example of Expenses:

     You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

Class A
                                        WF Mont.
                        Montgomery      Emerging
                         Emerging       Markets
                          Markets      Focus Fund
                        Focus Fund     Pro Forma
                       ------------   -----------
One Year ...........      $  785         $  757
Three Year .........      $1,804         $1,251
Five Year ..........      $2,817         $1,770
Ten Year ...........      $5,325         $3,188

Class B
                                        WF Mont.
                        Montgomery      Emerging
                         Emerging       Markets
                          Markets      Focus Fund
                        Focus Fund     Pro Forma
                       ------------   -----------
One Year ...........      $  734         $  768
Three Year .........      $1,635         $1,241
Five Year ..........      $2,527         $1,838
Ten Year ...........      $5,101         $3,238

Class C
                                        WF Mont.
                        Montgomery      Emerging
                         Emerging       Markets
                          Markets      Focus Fund
                        Focus Fund     Pro Forma
                       ------------   -----------
One Year ...........      $  347        $   465
Three Year .........      $1,649        $ 1,032
Five Year ..........      $2,912        $ 1,722
Ten Year ...........      $5,908        $ 3,556

Class R/Institutional Class
                                        WF Mont.
                        Montgomery      Emerging
                         Emerging       Markets
                          Markets      Focus Fund
                        Focus Fund     Pro Forma
                       ------------   -----------
One Year ...........      $  162         $  163
Three Year .........      $1,129         $  620
Five Year ..........      $2,102         $1,104
Ten Year ...........      $4,566         $2,439

Example of Expenses:

     You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you do not redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

Class A
                                        WF Mont.
                        Montgomery      Emerging
                         Emerging       Markets
                          Markets      Focus Fund
                        Focus Fund     Pro Forma
                       ------------   -----------
One Year ...........      $  785         $  757
Three Year .........      $1,804         $1,251
Five Year ..........      $2,817         $1,778
Ten Year ...........      $5,325         $3,188

Class B
                                        WF Mont.
                        Montgomery      Emerging
                         Emerging       Markets
                          Markets      Focus Fund
                        Focus Fund     Pro Forma
                       ------------   -----------
One Year ...........      $  234         $  268
Three Year .........      $1,335         $  941
Five Year ..........      $2,427         $1,638
Ten Year ...........      $5,101         $3,238

Class C
                                        WF Mont.
                        Montgomery      Emerging
                         Emerging       Markets
                          Markets      Focus Fund
                        Focus Fund     Pro Forma
                       ------------   -----------
One Year ...........      $  347         $  365
Three Year .........      $1,649         $1,032
Five Year ..........      $2,912         $1,722
Ten Year ...........      $5,908         $3,556

Class R/Institutional Class
                                        WF Mont.
                        Montgomery      Emerging
                         Emerging       Markets
                          Markets      Focus Fund
                        Focus Fund     Pro Forma
                       ------------   -----------
One Year ...........      $  162         $  163
Three Year .........      $1,129         $  620
Five Year ..........      $2,102         $1,104
Ten Year ...........      $4,566         $2,439

          If only the Montgomery Emerging Markets Fund is reorganized, the following fee tables apply:

Class A
                                                                                                        WF Mont.
                                                                                       Montgomery       Emerging
                                                                                        Emerging        Markets
                                                                                        Markets        Focus Fund
                                                                                          Fund         Pro Forma
                                                                                    ---------------   -----------
Shareholder Fees (fees paid directly from your investment):
 Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price) ...........................................     5.75%(1)          5.75%(1)
 Maximum Deferred Sales Charge (Load)
  (as a percentage of the lower of the NAV at purchase or the NAV at redemption)      None(2)           None(2)
Redemption Fee ..................................................................     None              2.00%(3)
Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average net assets)
 Management fee .................................................................     1.25%             1.10%
 Distribution (Rule 12b-1) fee ..................................................     0.25%             0.00%
 Other expenses .................................................................     1.45%             0.95%
                                                                                     -----             -----
 Total Annual Fund Operating Expenses (Gross) ...................................     2.95%             2.05%
 Waivers ........................................................................    (0.87)%           (0.15)%
                                                                                     -----             -----
 Net Annual Fund Operating Expenses .............................................     2.08%(4)          1.90%(5)

Class B
                                                                                                        WF Mont.
                                                                                       Montgomery       Emerging
                                                                                        Emerging        Markets
                                                                                        Markets        Focus Fund
                                                                                          Fund         Pro Forma
                                                                                    ---------------   -----------
Shareholder Fees (fees paid directly from your investment):
 Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price) ...........................................       None            None
 Maximum Deferred Sales Charge (Load)
  (as a percentage of the lower of the NAV at purchase or the NAV at redemption)        5.00%(6)        5.00%(6)
 Redemption Fee .................................................................       None            2.00%(3)
Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average net assets)
 Management fee .................................................................       1.25%           1.10%
 Distribution (Rule 12b-1) fee ..................................................       0.75%           0.75%
 Other expenses .................................................................       1.50%(7)        0.95%
                                                                                       -----           -----
 Total Annual Fund Operating Expenses (Gross) ...................................       3.50%           2.80%
 Waivers ........................................................................      (0.70)%         (0.15)%
                                                                                       -----           -----
 Net Annual Fund Operating Expenses .............................................       2.80%(4)        2.65%(5)

------------
(1)  Sales charge is reduced and/or eliminated for purchases over $50,000.
(2) Both Funds may charge a 1.00% contingent deferred sales charge on certain purchases of $1,000,000 or more made at NAV, if they are redeemed within one year of purchase.
(3) Redemption fee is deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund.
(4) MAM has contractually agreed to waive fees and/or absorb expenses to limit the Fund's total operating expense ratio (excluding interest, tax expenses, brokerage commissions, short-sale dividend expenses, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 1.80% for Class A shares and 2.05% for Class B shares. The contract has a one year term extendable at the end of the fiscal year.
(5) Funds Management has committed through January 31, 2004 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio of the Fund may be increased only with the approval of the Board of Trustees.
(6) Deferred sales charges are reduced after one year, and eliminated after six years.
(7) Due to the relatively low amount of assets invested in Class B shares, estimated amounts of other expenses shown above for the current fiscal year are more representative of expected operating expenses for Class B shares than expenses allocated to that share class in the past fiscal year.

Class C
                                                                                                        WF Mont.
                                                                                       Montgomery       Emerging
                                                                                        Emerging        Markets
                                                                                        Markets        Focus Fund
                                                                                          Fund         Pro Forma
                                                                                    ---------------   -----------
Shareholder Fees (fees paid directly from your investment):
 Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price) ...........................................      None             1.00%
 Maximum Deferred Sales Charge (Load)
  (as a percentage of the lower of the NAV at purchase or the NAV at redemption)       1.00%(1)         1.00%(1)
 Redemption Fee .................................................................      None             2.00%(2)
Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average net assets)
 Management fee .................................................................      1.25%            1.10%
 Distribution (Rule 12b-1) fee ..................................................      0.75%            0.75%
 Other expenses .................................................................      1.40%            0.95%
                                                                                      -----            -----
 Total Annual Fund Operating Expenses (Gross) ...................................      3.40%            2.80%
 Waivers ........................................................................     (0.87)%          (0.15)%
                                                                                      -----            -----
 Net Annual Fund Operating Expenses .............................................      2.53%(3)         2.65%(4)

Class R/Class A
                                                                                           WF Mont. Emerging
                                                                                          Markets Focus Fund
                                                                                               Pro Forma
                                                                                     -----------------------------
                                                                        Montgomery
                                                                         Emerging       Existing
                                                                         Markets       Montgomery          New
                                                                           Fund       Shareholders      Investors
                                                                       -----------   --------------   ------------
Shareholder Fees (fees paid directly from your investment):
 Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price) ..............................     None            None           5.75%(5)
 Maximum Deferred Sales Charge (Load)
  (as a percentage of the lower of the NAV at purchase or the NAV
  at redemption) ...................................................     None            None           None
 Redemption Fee ....................................................     2.00%(2)        2.00%(2)       2.00%(2)
Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average net assets)
 Management fee ....................................................     1.25%           1.10%          1.10%
 Distribution (Rule 12b-1) fee .....................................     0.00%           0.00%          0.00%
 Other expenses ....................................................     1.57%           0.95%          0.95%
                                                                        -----           -----          -----
 Total Annual Fund Operating Expenses (Gross) ......................     2.82%           2.05%          2.05%
 Waivers ...........................................................    (0.87)%         (0.15)%        (0.15)%
                                                                        -----           -----          -----
 Net Annual Fund Operating Expenses ................................     1.95%(3)        1.90%(4)       1.90%(4)

------------
(1)  Deferred sales charge is eliminated after one year.
(2) Redemption fee is deducted from net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund.
(3) MAM has contractually agreed to waive fees and/or absorb expenses to limit the Fund's total operating expense ratio (excluding interest, tax expenses, brokerage commissions, short-sale dividend expenses, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 2.05% for Class C shares and 1.90% for Class R shares. The contract has a one year term extendable at the end of the fiscal year.
(4) Funds Management has committed through January 31, 2004 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio of the Fund may be increased only with the approval of the Board of Trustees.
(5)  Sales charge is reduced and/or eliminated for purchases over $50,000.

Example of Expenses:

     You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

Class A
                                        WF Mont.
                        Montgomery      Emerging
                         Emerging       Markets
                          Markets      Focus Fund
                           Fund        Pro Forma
                       ------------   -----------
One Year ...........      $  774         $  757
Three Year .........      $1,358         $1,167
Five Year ..........      $1,966         $1,602
Ten Year ...........      $3,600         $2,806

Class B
                                        WF Mont.
                        Montgomery      Emerging
                         Emerging       Markets
                          Markets      Focus Fund
                           Fund        Pro Forma
                       ------------   -----------
One Year ...........      $  783         $  768
Three Year .........      $1,309         $1,154
Five Year ..........      $1,857         $1,666
Ten Year ...........      $3,605         $2,854

Class C
                                        WF Mont.
                        Montgomery      Emerging
                         Emerging       Markets
                          Markets      Focus Fund
                           Fund        Pro Forma
                       ------------   -----------
One Year ...........      $  256         $  465
Three Year .........      $  964         $  945
Five Year ..........      $1,695         $1,551
Ten Year ...........      $3,627         $3,186

Class R/Class A
                                        WF Mont. Emerging Markets
                                          Focus Fund Pro Forma*
                                     -------------------------------
                        Montgomery
                         Emerging       Existing
                         Markets       Montgomery
                           Fund       Shareholders     New Investors
                       -----------   --------------   --------------
One Year ...........      $  198         $  193           $  757
Three Year .........      $  792         $  628           $1,167
Five Year ..........      $1,412         $1,090           $1,602
Ten Year ...........      $3,085         $2,367           $2,806

------------
* Because Montgomery Fund Class P and Class R shareholders participating in the Reorganization may purchase additional Class A shares at NAV, i.e., without a front-end sales load, the "Existing Montgomery Shareholders" column shows the expenses, excluding sales load, that an existing Montgomery Fund shareholders would pay and the "New Investors" column shows the expenses, including sales load, that new investors would pay.

Example of Expenses:

     You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you do not redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

Class A
                                        WF Mont.
                        Montgomery      Emerging
                         Emerging       Markets
                          Markets      Focus Fund
                           Fund        Pro Forma
                       ------------   -----------
One Year ...........      $  774         $  757
Three Year .........      $1,358         $1,167
Five Year ..........      $1,966         $1,602
Ten Year ...........      $3,600         $2,806

Class B
                                        WF Mont.
                        Montgomery      Emerging
                         Emerging       Markets
                          Markets      Focus Fund
                           Fund        Pro Forma
                       ------------   -----------
One Year ...........      $  283         $  268
Three Year .........      $1,009         $  854
Five Year ..........      $1,757         $1,466
Ten Year ...........      $3,605         $2,854

Class C
                                        WF Mont.
                        Montgomery      Emerging
                         Emerging       Markets
                          Markets      Focus Fund
                           Fund        Pro Forma
                       ------------   -----------
One Year ...........      $  256         $  365
Three Year .........      $  964         $  945
Five Year ..........      $1,695         $1,551
Ten Year ...........      $3,627         $3,186

Class R/Class A
                                        WF Mont. Emerging
                                  Markets Focus Fund Pro Forma*
                                  -----------------------------
                      Montgomery
                       Emerging      Existing
                       Markets      Montgomery
                         Fund      Shareholders   New Investors
                      ----------  --------------  -------------
One Year ...........    $  198        $  193         $  757
Three Year .........    $  792        $  628         $1,167
Five Year ..........    $1,412        $1,090         $1,602
Ten Year ...........    $3,085        $2,367         $2,806

------------
* Because Montgomery Fund Class P and Class R shareholders participating in the Reorganization may purchase additional Class A shares at NAV, i.e., without a front-end sales load, the "Existing Montgomery Shareholders" column shows the expenses, excluding sales load, that an existing Montgomery Fund shareholders would pay and the "New Investors" column shows the expenses, including sales load, that new investors would pay.

Single Unnamed Class/Select Class
                                                                                               WF Montgomery
                                                                                Montgomery     Institutional
                                                                                 Emerging        Emerging
                                                                                  Markets      Markets Fund
                                                                                 Portfolio       Pro Forma
                                                                               ------------   --------------
Shareholder Fees (fees paid directly from your investment):
 Investment Expense Reimbursement Fee ......................................     0.75%(1)          None
Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average net assets)
 Management fee ............................................................     1.19%             1.10%
 Distribution (Rule 12b-1) fee .............................................     0.00%             0.00%
 Other expenses ............................................................     3.61%             0.57%
                                                                                -----             -----
 Total Annual Fund Operating Expenses (Gross) ..............................     4.80%             1.67%
 Waivers ...................................................................    (3.50)%           (0.42)%
                                                                                -----             -----
 Net Annual Fund Operating Expenses ........................................     1.30%(2)          1.25%(3)

------------
(1) The investment expense reimbursement fee is paid to the Portfolio to offset certain costs, such as brokers' commissions, incurred by the Portfolio in investing in cash received from shareholders. This fee is paid directly to the Portfolio.
(2) MAM has contractually agreed to waive fees and/or absorb expenses to limit the Fund's total operating expense ratio (excluding interest, tax expenses, brokerage commissions, short-sale dividend expenses, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 1.25%. The contract has a one year term extendable at the end of the fiscal year.
(3) Funds Management has committed through January 31, 2004 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio of the Fund may be increased only with the approval of the Board of Trustees.

Example of Expenses:

     You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same whether or not you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

Single Unnamed Class/Select Class
                                       WF Montgomery
                        Montgomery     Institutional
                         Emerging        Emerging
                          Markets      Markets Fund
                         Portfolio       Pro Forma
                       ------------   --------------
One Year ...........      $  132          $  127
Three Year .........      $1,130          $  486
Five Year ..........      $2,131          $  868
Ten Year ...........      $4,653          $1,941

Class A
                                                                                                        WF Montgomery
                                                                                       Montgomery       Short Duration
                                                                                     Short Duration     Govt Bond Fund
                                                                                     Govt Bond Fund       Pro Forma
                                                                                    ----------------   ---------------
Shareholder Fees (fees paid directly from your investment):
 Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price) ...........................................       3.00%(1)           3.00%(1)
 Maximum Deferred Sales Charge (Load)
  (as a percentage of the lower of the NAV at purchase or the NAV at redemption)        None(2)            None(2)
Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average net assets)
 Management fee .................................................................       0.50%              0.50%
 Distribution (Rule 12b-1) fee ..................................................       0.25%              0.00%
 Other expenses .................................................................       1.03%              0.65%
                                                                                       -----              -----
 Total Annual Fund Operating Expenses (Gross) ...................................       1.78%              1.15%
 Waivers ........................................................................      (0.66)%            (0.25)%
                                                                                       -----              -----
 Net Annual Fund Operating Expenses .............................................       1.12%(3)           0.90%(4)

Class B
                                                                                                        WF Montgomery
                                                                                       Montgomery       Short Duration
                                                                                     Short Duration     Govt Bond Fund
                                                                                     Govt Bond Fund       Pro Forma
                                                                                    ----------------   ---------------
Shareholder Fees (fees paid directly from your investment):
 Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price) ...........................................       None               None
 Maximum Deferred Sales Charge (Load)
  (as a percentage of the lower of the NAV at purchase or the NAV at redemption)        5.00%(5)           3.00%(5)
Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average net assets)
 Management fee .................................................................       0.50%              0.50%
 Distribution (Rule 12b-1) fee ..................................................       0.75%              0.75%
 Other expenses .................................................................       0.75%(6)           0.65%
                                                                                       -----              -----
 Total Annual Fund Operating Expenses (Gross) ...................................       2.00%              1.90%
 Waivers ........................................................................      (0.35)%            (0.25)%
                                                                                       -----              -----
 Net Annual Fund Operating Expenses .............................................       1.65%(3)           1.65%(4)

------------
(1) Both Funds reduce and/or eliminate the sales charge for purchases of $50,000 or more.
(2) The Montgomery Short Duration Government Bond Fund may charge a 0.75% contingent deferred sales charge to certain purchases of $250,000 or more made at NAV, if they are redeemed within 18 months of purchase. The WF Montgomery Short Duration Government Bond Fund may charge a 0.50% CDSC to certain purchases of $1,000,000 or more made at NAV if they are redeemed within one year of purchase.
(3) MAM has contractually agreed to waive fees and/or absorb expenses to limit the Fund's total operating expense ratio (excluding interest, tax expenses, brokerage commissions, short-sale dividend expenses, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 0.65% for Class A shares and 0.90% for Class B shares. The contract has a one-year term extendable at the end of each fiscal year.
(4) Funds Management has committed through September 30, 2004 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio of the Fund may be increased only with the approval of the Board of Trustees.
(5) Deferred sales charges are reduced after one year and eliminated after six years.
(6) Due to relatively low amounts of assets invested in Class B shares, estimated amounts of other expenses shown above for the current fiscal year are more representative of expected operating expenses for that share class than expenses allocated to that share class in the past fiscal year.

Class C
                                                                                                        WF Montgomery
                                                                                       Montgomery       Short Duration
                                                                                     Short Duration     Govt Bond Fund
                                                                                     Govt Bond Fund       Pro Forma
                                                                                    ----------------   ---------------
Shareholder Fees (fees paid directly from your investment):
 Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price) ...........................................       None               None
 Maximum Deferred Sales Charge (Load)
  (as a percentage of the lower of the NAV at purchase or the NAV at redemption)        1.00%(1)           1.00%(1)
 Redemption Fee .................................................................       None               None
Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average net assets)
 Management fee .................................................................       0.50%              0.50%
 Distribution (Rule 12b-1) fee ..................................................       0.75%              0.75%
 Other expenses .................................................................       0.75%(2)           0.65%
                                                                                       -----              -----
 Total Annual Fund Operating Expenses (Gross) ...................................       2.00%              1.90%
 Waivers ........................................................................      (0.35)%            (0.25)%
                                                                                       -----              -----
 Net Annual Fund Operating Expenses .............................................       1.65%(3)           1.65%(4)

Class R/Institutional Class
                                                                                                        WF Montgomery
                                                                                       Montgomery       Short Duration
                                                                                     Short Duration     Govt Bond Fund
                                                                                     Govt Bond Fund       Pro Forma
                                                                                    ----------------   ---------------
Shareholder Fees (fees paid directly from your investment):
 Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price) ...........................................       None               None
 Maximum Deferred Sales Charge (Load)
  (as a percentage of the lower of the NAV at purchase or the NAV at redemption)        None               None
Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average net assets)
 Management fee .................................................................       0.50%              0.50%
 Distribution (Rule 12b-1) fee ..................................................       0.00%              0.00%
 Other expenses .................................................................       1.03%              0.32%
                                                                                       -----              -----
 Total Annual Fund Operating Expenses (Gross) ...................................       1.53%              0.82%
 Waivers ........................................................................      (0.66)%            (0.22)%
                                                                                       -----              -----
 Net Annual Fund Operating Expenses .............................................       0.87%(5)           0.60%(4)

------------
(1)  Deferred sales charge is eliminated after one year.
(2) Due to relatively low amounts of assets invested in Class C shares, estimated amounts of other expenses shown above for the current fiscal year are more representative of expected operating expenses for that share class than expenses allocated to that share class in the past fiscal year.
(3) MAM has contractually agreed to waive fees and/or absorb expenses to limit the Fund's total operating expense ratio (excluding interest, tax expenses, brokerage commissions, short-sale dividend expenses, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 0.90% for Class C shares. The contract has a one year term extendable at the end of the fiscal year.
(4) Funds Management has committed through September 30, 2004 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio of the Fund may be increased only with the approval of the Board of Trustees.
(5) MAM has contractually agreed to waive fees and/or absorb expenses to limit the Fund's total operating expense ratio (excluding interest, tax expenses, brokerage commissions, short-sale dividend expenses, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 0.60% for Class R shares. The contract has a one year term extendable at the end of the fiscal year. Montgomery Asset Management enters into certain transactions that are expected to increase the net income yield of the Fund (such as reverse repurchase transactions). These transactions also generate interest charges, however, which are reflected in the expense ratio above. The interest charges generated for the period presented were 0.27%. The operating expense ratio excluding these interest charges is 0.60%. For a full discussion of the waiver commitments in place for the Montgomery Funds and the Acquiring Funds, see the discussion following the chart under "Comparison of Current Fees and Pro Forma Fees."

Example of Expenses:

     You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

Class A
                                           WF Montgomery
                          Montgomery       Short Duration
                        Short Duration     Govt Bond Fund
                        Govt Bond Fund       Pro Forma
                       ----------------   ---------------
One Year ...........        $  411             $  389
Three Year .........        $  781             $  630
Five Year ..........        $1,176             $  891
Ten Year ...........        $2,279             $1,634

Class B
                                           WF Montgomery
                          Montgomery       Short Duration
                        Short Duration     Govt Bond Fund
                        Govt Bond Fund       Pro Forma
                       ----------------   ---------------
One Year ...........        $  668             $  468
Three Year .........        $  894             $  673
Five Year ..........        $1,145             $  917
Ten Year ...........        $2,243             $1,647

Class C
                                           WF Montgomery
                          Montgomery       Short Duration
                        Short Duration     Govt Bond Fund
                        Govt Bond Fund       Pro Forma
                       ----------------   ---------------
One Year ...........        $  168             $  268
Three Year .........        $  594             $  573
Five Year ..........        $1,045             $1,003
Ten Year ...........        $2,299             $2,202

Class R/Institutional Class
                                           WF Montgomery
                          Montgomery       Short Duration
                        Short Duration     Govt Bond Fund
                        Govt Bond Fund       Pro Forma
                       ----------------   ---------------
One Year ...........        $   89             $   61
Three Year .........        $  419             $  240
Five Year ..........        $  772             $  433
Ten Year ...........        $1,767             $  993

Example of Expenses:

     You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you do not redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

Class A
                                           WF Montgomery
                          Montgomery       Short Duration
                        Short Duration     Govt Bond Fund
                        Govt Bond Fund       Pro Forma
                       ----------------   ---------------
One Year ...........        $  411             $  389
Three Year .........        $  781             $  630
Five Year ..........        $1,176             $  891
Ten Year ...........        $2,279             $1,634

Class B
                                              WF Mont.
                          Montgomery       Short Duration
                        Short Duration     Govt Bond Fund
                        Govt Bond Fund       Pro Forma
                       ----------------   ---------------
One Year ...........        $  168             $  168
Three Year .........        $  594             $  573
Five Year ..........        $1,045             $  917
Ten Year ...........        $2,243             $1,647

Class C
                                           WF Montgomery
                          Montgomery       Short Duration
                        Short Duration     Govt Bond Fund
                        Govt Bond Fund       Pro Forma
                       ----------------   ---------------
One Year ...........        $  168             $  168
Three Year .........        $  594             $  573
Five Year ..........        $1,045             $1,003
Ten Year ...........        $2,299             $2,202

Class R/Institutional Class
                                           WF Montgomery
                          Montgomery       Short Duration
                        Short Duration     Govt Bond Fund
                        Govt Bond Fund       Pro Forma
                       ----------------   ---------------
One Year ...........        $   89             $   61
Three Year .........        $  419             $  240
Five Year ..........        $  772             $  433
Ten Year ...........        $1,767             $  993

Class R/Class A
                                                                                               WF Montgomery
                                                                                              Small Cap Fund
                                                                                                 Pro Forma
                                                                                       -----------------------------
                                                                                          Existing
                                                                       Montgomery        Montgomery          New
                                                                     Small Cap Fund     Shareholders      Investors
                                                                    ----------------   --------------   ------------
Shareholder Fees (fees paid directly from your investment):
 Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price) ...........................      None               None             5.75%(1)
 Maximum Deferred Sales Charge (Load)
  (as a percentage of the lower of the NAV at purchase or the NAV
  at redemption) ................................................      None               None(2)          None(2)
 Redemption Fee .................................................      2.00%(3)           None             None
Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average net assets)
 Management fee .................................................      1.00%              0.90%            0.90%
 Distribution (Rule 12b-1) fee ..................................      0.00%              0.00%            0.00%
 Other expenses .................................................      0.51%              0.80%            0.80%
                                                                      -----              -----            -----
 Total Annual Fund Operating Expenses (Gross) ...................      1.51%              1.70%            1.70%
 Waivers ........................................................     (0.11)%            (0.30)%          (0.30)%
                                                                      -----              -----            -----
 Net Annual Fund Operating Expenses .............................      1.40%(4)           1.40%(5)         1.40%(5)

Class P/Class A
                                                                                               WF Montgomery
                                                                                              Small Cap Fund
                                                                                                 Pro Forma
                                                                                       -----------------------------
                                                                                          Existing
                                                                       Montgomery        Montgomery          New
                                                                     Small Cap Fund     Shareholders      Investors
                                                                    ----------------   --------------   ------------
Shareholder Fees (fees paid directly from your investment):
 Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price) ...........................      None               None            5.75%(1)
 Maximum Deferred Sales Charge (Load)
  (as a percentage of the lower of the NAV at purchase or the NAV
  at redemption) ................................................      None               None(2)         None(2)
 Redemption Fee .................................................      2.00%(3)           None            None
Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average net assets)
 Management fee .................................................      1.00%              0.90%           0.90%
 Distribution (Rule 12b-1) fee ..................................      0.25%              0.00%           0.00%
 Other expenses .................................................      0.48%              0.80%           0.80%
                                                                      -----              -----           -----
 Total Annual Fund Operating Expenses (Gross) ...................      1.73%              1.70%           1.70%
 Waivers ........................................................     (0.10)%            (0.30)%         (0.30)%
                                                                      -----              -----           -----
 Net Annual Fund Operating Expenses .............................      1.63%(4)           1.40%(5)        1.40%(5)

------------
(1)  Sales charges are reduced and/or eliminated for purchases over $50,000.
(2) Class A shares that are purchased at net asset value in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase.
(3) Redemption fee is deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10.00 will be deducted from redemption proceeds sent by wire or overnight carrier.
(4) MAM has contractually agreed to waive fees and/or absorb expenses to limit the Fund's total operating expense ratio (excluding interest, tax expenses, brokerage commissions, short-sale dividend expenses, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 1.40%. The contract has a one year term extendable at the end of the fiscal year.
(5) Funds Management has committed through January 31, 2004 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio of the Fund may be increased only with the approval of the Board of Trustees.

Example of Expenses:

     You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same whether or not you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

Class R/Class A
                                                   WF Montgomery
                                                  Small Cap Fund
                                                    Pro Forma*
                                          -------------------------------
                                             Existing
                          Montgomery        Montgomery
                        Small Cap Fund     Shareholders     New Investors
                       ----------------   --------------   --------------
One Year ...........        $  143            $  143           $  709
Three Year .........        $  466            $  506           $1,052
Five Year ..........        $  813            $  895           $1,418
Ten Year ...........        $1,792            $1,984           $2,445

Class P/Class A
                                                   WF Montgomery
                                                  Small Cap Fund
                                                    Pro Forma*
                                          -------------------------------
                                             Existing
                          Montgomery        Montgomery
                        Small Cap Fund     Shareholders     New Investors
                       ----------------   --------------   --------------
One Year ...........        $  166            $  143           $  709
Three Year .........        $  535            $  506           $1,052
Five Year ..........        $  929            $  895           $1,418
Ten Year ...........        $2,033            $1,984           $2,445

------------
* Because Montgomery Fund Class P and Class R shareholders participating in the Reorganization may purchase additional Class A shares at NAV, i.e., without a front-end sales load, the "Existing Montgomery Shareholders" column shows the expenses, excluding sales load, that an existing Montgomery Fund shareholders would pay and the "New Investors" column shows the expenses, including sales load, that new investors would pay.

Class A
                                                                                                      WF Montgomery
                                                                                      Montgomery      Total Return
                                                                                     Total Return       Bond Fund
                                                                                       Bond Fund        Pro Forma
                                                                                    --------------   --------------
Shareholder Fees (fees paid directly from your investment):
 Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price) ...........................................       4.50%(1)         4.50%(1)
 Maximum Deferred Sales Charge (Load)
  (as a percentage of the lower of the NAV at purchase or the NAV at redemption)        None(2)          None(2)
Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average net assets)
 Management fee .................................................................       0.30%            0.50%
 Distribution (Rule 12b-1) fee ..................................................       0.25%            0.00%
 Other expenses .................................................................       1.40%            0.76%
                                                                                       -----            -----
 Total Annual Fund Operating Expenses (Gross) ...................................       1.95%            1.26%
 Waivers ........................................................................      (0.99)%          (0.26)%
                                                                                       -----            -----
 Net Annual Fund Operating Expenses .............................................       0.96%(3)         1.00%(4)

Class B
                                                                                                      WF Montgomery
                                                                                      Montgomery      Total Return
                                                                                     Total Return       Bond Fund
                                                                                       Bond Fund        Pro Forma
                                                                                    --------------   --------------
Shareholder Fees (fees paid directly from your investment):
 Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price) ...........................................       None             None
 Maximum Deferred Sales Charge (Load)
  (as a percentage of the lower of the NAV at purchase or the NAV at redemption)        5.00%(5)         5.00%(5)
Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average net assets)
 Management fee .................................................................       0.30%            0.50%
 Distribution (Rule 12b-1) fee ..................................................       0.75%            0.75%
 Other expenses .................................................................       1.41%(6)         0.76%
                                                                                       -----            -----
 Total Annual Fund Operating Expenses (Gross) ...................................       2.46%            2.01%
 Waivers ........................................................................      (0.75)%          (0.26)%
                                                                                       -----            -----
 Net Annual Fund Operating Expenses .............................................       1.71%(3)         1.75%(4)

------------
(1) Both Funds reduce and/or eliminate the sales charge for purchases of $50,000 or more.
(2) Both Funds may charge a 1.00% contingent deferred sales charge to certain purchases of $1 million or more made at NAV if they are redeemed within one year of purchase.
(3) MAM has contractually agreed to waive fees and/or absorb expenses to limit the Fund's total operating expense ratio (excluding interest, tax expenses, brokerage commissions, short-sale dividend expenses, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 0.65% for Class A shares and 0.90% for Class B shares. The contract has a one year term extendable at the end of the fiscal year.
(4) Funds Management has committed through September 30, 2004 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio of the Fund may be increased only with the approval of the Board of Trustees.
(5) Deferred sales charges are reduced after one year and eliminated after six years.
(6) Due to the relatively low amount of assets invested in Class B shares, estimated amounts of others expenses shown above for the current fiscal year are more representative of expected operating expenses for that share class than expenses allocated to that share class in the past fiscal year.

Class C
                                                                                                   WF Montgomery
                                                                                   Montgomery      Total Return
                                                                                  Total Return       Bond Fund
                                                                                    Bond Fund        Pro Forma
                                                                                 --------------   --------------
Shareholder Fees (fees paid directly from your investment):
 Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price) ........................................       None             1.00%
 Maximum Deferred Sales Charge (Load)
  (as a percentage of the lower of the NAV on the date of original purchase or
  the NAV on the date of the redemption) .....................................       1.00%(1)         1.00%(1)
Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average net assets)
 Management fee ..............................................................       0.30%            0.50%
 Distribution (Rule 12b-1) fee ...............................................       0.75%            0.75%
 Other expenses ..............................................................       1.41%(2)         0.76%
                                                                                    -----            -----
 Total Annual Fund Operating Expenses (Gross) ................................       2.46%            2.01%
 Waivers .....................................................................      (0.75)%          (0.26)%
                                                                                    -----            -----
 Net Annual Fund Operating Expenses ..........................................       1.71%(3)         1.75%(4)

Class R/Institutional Class
                                                                                                   WF Montgomery
                                                                                   Montgomery      Total Return
                                                                                  Total Return       Bond Fund
                                                                                    Bond Fund        Pro Forma
                                                                                 --------------   --------------
Shareholder Fees (fees paid directly from your investment):
 Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price) ........................................       None             None
 Maximum Deferred Sales Charge (Load)
  (as a percentage of the lower of the NAV on the date of original purchase or
  the NAV on the date of the redemption) .....................................       None             None
Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average net assets)
 Management fee ..............................................................       0.30%            0.50%
 Distribution (Rule 12b-1) fee ...............................................       0.00%            0.00%
 Other expenses ..............................................................       1.12%            0.58%
                                                                                    -----            -----
 Total Annual Fund Operating Expenses (Gross) ................................       1.42%            1.08%
 Waivers .....................................................................      (0.71)%          (0.38)%
                                                                                    -----            -----
 Net Annual Fund Operating Expenses ..........................................       0.71%(3)         0.70%(4)

------------
(1)  Deferred sales charge is eliminated after one year.
(2) Due to the relatively low amount of assets invested in Class C shares, estimated amounts of others expenses shown above for the current fiscal year are more representative of expected operating expenses for that share class than expenses allocated to that share class in the past fiscal year.
(3) MAM has contractually agreed to waive fees and/or absorb expenses to limit the Fund's total operating expense ratio (excluding interest, tax expenses, brokerage commissions, short-sale dividend expenses, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 0.90% for Class C shares and 0.70% for Class R shares. The contract has a one year term extendable at the end of the fiscal year.
(4) Funds Management has committed through September 30, 2004 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio of the Fund may be increased only with the approval of the Board of Trustees.

Class I/Select Class
                                                                                                   WF Montgomery
                                                                                   Montgomery      Total Return
                                                                                  Total Return       Bond Fund
                                                                                    Bond Fund        Pro Forma
                                                                                 --------------   --------------
Shareholder Fees (fees paid directly from your investment):
 Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price) ........................................       None             None
 Maximum Deferred Sales Charge (Load)
  (as a percentage of the lower of the NAV on the date of original purchase or
  the NAV on the date of the redemption) .....................................       None             None
Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average net assets)
 Management fee ..............................................................       0.30%            0.50%
 Distribution (Rule 12b-1) fee ...............................................       0.00%            0.00%
 Other expenses ..............................................................       1.41%            0.33%
                                                                                    -----            -----
 Total Annual Fund Operating Expenses (Gross) ................................       1.71%            0.83%
 Waivers .....................................................................      (1.24)%          (0.41)%
                                                                                    -----            -----
 Net Annual Fund Operating Expenses ..........................................       0.47%(1)         0.42%(2)

------------
(1) MAM has contractually agreed to waive fees and/or absorb expenses to limit the Fund's total operating expense ratio shown (excluding interest, tax expenses, brokerage commissions, short-sale dividend expenses, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 0.42%. The contract has a one year term extendable at the end of the fiscal year.
(2) Funds Management has committed through September 30, 2004 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating ratio shown. After this time, the net operating expense ratio of the Fund may be increased only with the approval of the Board of Trustees.

Example of Expenses:

     You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

Class A
                                           WF Mont.
                         Montgomery      Total Return
                        Total Return      Bond Fund
                          Bond Fund       Pro Forma
                       --------------   -------------
One Year ...........       $  544           $  547
Three Year .........       $  943           $  807
Five Year ..........       $1,367           $1,087
Ten Year ...........       $2,546           $1,882

Class B
                                           WF Mont.
                         Montgomery      Total Return
                        Total Return      Bond Fund
                          Bond Fund       Pro Forma
                       --------------   -------------
One Year ...........       $  585           $  678
Three Year .........       $  801           $  905
Five Year ..........       $1,044           $1,259
Ten Year ...........       $2,177           $2,032

Class C
                                           WF Mont.
                         Montgomery      Total Return
                        Total Return      Bond Fund
                          Bond Fund       Pro Forma
                       --------------   -------------
One Year ...........       $   97           $  376
Three Year .........       $  511           $  699
Five Year ..........       $  951           $1,148
Ten Year ...........       $2,174           $2,394

Class R/Institutional Class
                                           WF Mont.
                         Montgomery      Total Return
                        Total Return      Bond Fund
                          Bond Fund       Pro Forma
                       --------------   -------------
One Year ...........       $   73           $   72
Three Year .........       $  379           $  306
Five Year ..........       $  709           $  559
Ten Year ...........       $1,641           $1,283

Class I/Select Class
                                           WF Mont.
                         Montgomery      Total Return
                        Total Return      Bond Fund
                          Bond Fund       Pro Forma
                       --------------   -------------
One Year ...........       $   48           $   43
Three Year .........       $  417           $  224
Five Year ..........       $  811           $  420
Ten Year ...........       $1,916           $  987

Example of Expenses:

     You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you do not redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

Class A
                                           WF Mont.
                         Montgomery      Total Return
                        Total Return      Bond Fund
                          Bond Fund       Pro Forma
                       --------------   -------------
One Year ...........       $  544           $  547
Three Year .........       $  943           $  807
Five Year ..........       $1,367           $1,087
Ten Year ...........       $2,546           $1,882

Class B
                                           WF Mont.
                         Montgomery      Total Return
                        Total Return      Bond Fund
                          Bond Fund       Pro Forma
                       --------------   -------------
One Year ...........       $   85           $  178
Three Year .........       $  501           $  605
Five Year ..........       $  944           $1,059
Ten Year ...........       $2,177           $2,032

Class C
                                           WF Mont.
                         Montgomery      Total Return
                        Total Return      Bond Fund
                          Bond Fund       Pro Forma
                       --------------   -------------
One Year ...........       $   97           $  276
Three Year .........       $  511           $  699
Five Year ..........       $  951           $1,148
Ten Year ...........       $2,174           $2,394

Class R/Institutional Class
                                           WF Mont.
                         Montgomery      Total Return
                        Total Return      Bond Fund
                          Bond Fund       Pro Forma
                       --------------   -------------
One Year ...........       $   73           $   72
Three Year .........       $  379           $  306
Five Year ..........       $  709           $  559
Ten Year ...........       $1,641           $1,283

Class I/Select Class
                                           WF Mont.
                         Montgomery      Total Return
                        Total Return      Bond Fund
                          Bond Fund       Pro Forma
                       --------------   -------------
One Year ...........       $   48           $   43
Three Year .........       $  417           $  224
Five Year ..........       $  811           $  420
Ten Year ...........       $1,916           $  987

                                    EXHIBIT B

               COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES

Wells Fargo Specialized Technology Fund

Comparison of:                      which will reorganize into
MONTGOMERY GLOBAL TECH, TELECOM     WELLS FARGO SPECIALIZED TECHNOLOGY
AND MEDIA FUND                      FUND

Objectives:
-----------
Montgomery Global Tech,       o seeks long-term capital appreciation.
Telecom and Media Fund
WF Specialized Technology     o seeks long-term capital appreciation by
Fund investing in domestic and foreign equity securities of technology companies.

Investment Strategies:
----------------------
Montgomery         The Montgomery Global Tech, Telecom and Media Fund invests in companies involved in
Global Tech,       the technology, telecommunications and media industries in the United States and abroad.
Telecom and        The Fund seeks well-managed technology, telecommunications and media companies that
Media Fund         it believes will be able to increase their sales and corporate earnings on a sustained basis.
                   The Fund favors companies that it considers to be under- or reasonably valued relative to their long-term prospects and favors companies that it believes have a competitive advantage, offer innovative products or services and may profit from such trends as digitalization of communication technologies and services. The Fund's assets may be allocated among countries in an attempt to take advantage of market trends. Under normal conditions, the Fund invests at least 80% of its net assets in the stocks of companies of any size worldwide that are involved in technology, telecommunications, media, broadcasting, publishing, computer systems and the Internet, among other industries. The
                   Fund defines a "technology, telecommunications or media company" as a company engaged in the development or sale of technology, telecommunications or media equipment or services that derived at least 50% of revenue or earnings from such activities, or devoted at least 50% of its assets to those activities. The Fund typically invests in at least three countries, which may include the United States, with no more than 40% of its assets in any one country other than the United States.

WF Specialized     The WF Specialized Technology Fund invests principally in equity securities of technology
Technology         companies worldwide. The Fund defines technology companies as those with revenues
Fund               primarily generated by technology products and services, such as computer, software, communications equipment and services, semi-conductor, healthcare, biotechnology and defense and aerospace. The Fund concentrates its investments in the technology sector, and because it retains the flexibility to invest in a relatively small number of stocks, it is also considered to be non-diversified. The adviser evaluates the fundamental value and prospects for growth of individual companies and focuses on technology companies that it expects will have higher than average rates of growth and strong potential for capital appreciation. Under normal circumstances, the Fund invests:

                   o at least 80% of its net assets in securities of technology companies;

                   o up to 50% of total assets in foreign securities;

                   o up to 25% of total assets in any one foreign country, although investments in Japan may exceed this limitation;

                   o primarily in issuers with an average market capitalization of $500 million or more, although we may invest up to 15% of total assets in equity securities of issuers with market capitalizations below $100 million; and

                   o principally in equity securities including common stocks, and preferred stocks, and in warrants, convertible debts securities, ADRs (and similar investments), shares of other mutual funds, and regular shares of foreign companies traded and settled on
                     U.S. exchanges and over-the-counter markets.
                     The Fund may hedge the portfolio's foreign currency exposure by purchasing or selling foreign currency futures and foreign currency forward contracts.

Portfolio Managers:
-------------------
Montgomery Global Tech, Telecom and Media Fund             Stephen Parlett, CFA
WF Specialized Technology Fund                             Walter Price, Jr. CFA
                                                           Huachen Chen, CFA

Wells Fargo Government Money Market Fund

Comparison of:                  which will reorganize into
MONTGOMERY GOVERNMENT MONEY     WELLS FARGO GOVERNMENT MONEY
MARKET FUND                     MARKET FUND

Objectives:
-----------
Montgomery Government          o seeks current income consistent with liquidity
Money Market Fund                and capital preservation.
WF Government Money Market     o seeks high current income, while preserving
Fund                             capital and liquidity.

Investment Strategies:
----------------------
Montgomery        The Montgomery Government Money Market Fund invests in money market-eligible
Government        U.S. government securities, as defined in Rule 2a-7 under 1940 Act. The Fund invests
Money Market      in short-term U.S. government securities that it believes offers attractive yields and are
Fund              undervalued relative to issues of similar credit quality and interest rate sensitivity. The
                  Fund invests in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments. Under normal conditions, the Fund invests at least 80% of its net assets in short-term U.S.
                  Government securities, which may include bills, notes and bonds issued by government agencies such as the Federal Home Loan Bank, Federal National Mortgage Association
                  and Student Loan Marketing Association, in repurchase agreements for U.S.
                  Government securities and in similar money market funds.

WF Government     The WF Government Money Market Fund invests in money market-eligible U.S.
Money Market      government securities, as defined in Rule 2a-7 under 1940 Act. It is an actively
Fund              managed portfolio composed substantially of short-term U.S. Government obligations, including repurchase agreements collateralized by U.S. Government obligations. Under normal circumstances, the Fund invests:

                  o 100% of total assets in high-quality, short-term money market instruments; and

                  o at least 80% of net assets in U.S. Government obligations, including repurchase agreements collateralized by U.S. Government obligations.

Portfolio Managers:
-------------------
Montgomery Government Money Market Fund       William Stevens
                                               Marie Chandoha
WF Government Money Market Fund              David D. Sylvester
                                                Laurie White

Wells Fargo Large Company Growth Fund

Comparison of:             which will reorganize into
MONTGOMERY GROWTH FUND     WELLS FARGO LARGE COMPANY GROWTH
                           FUND

Objectives:
-----------
Montgomery Growth Fund      o seeks long-term capital appreciation.
WF Large Company Growth     o seeks long-term capital appreciation by investing
Fund primarily in large, high-quality domestic companies that the adviser believes have superior growth potential.

Investment Strategies:
----------------------
Montgomery      The Montgomery Growth Fund invests in U.S. growth companies. The Fund seeks to
Growth Fund     identify well-managed U.S. companies that are expected to increase their sales and corporate earnings on a sustained basis. The Fund seeks companies that have a visible three-year growth plan, that are reasonably valued relative to their peers, and that demonstrate evidence of business momentum as a catalyst for growth and share-price appreciation. The Fund seeks to be fully invested and well diversified with high-quality holdings across a broad range of sectors. Under normal conditions, the Fund invests primarily in stocks of U.S. companies with market capitalizations of at least $1 billion at the time of purchase.

WF Large        The WF Large Company Growth Fund is a gateway fund that invests substantially all
Company         of its assets in a master portfolio with a substantially similar investment objective and
Growth Fund     investment strategies. The Fund seeks issuers whose stocks it believes are attractively valued, with fundamental characteristics above the market average and that support earnings growth capability. The Fund also may invest in the securities of companies whose growth potential it believes is generally unrecognized or misperceived by the market. Under normal circumstances, the Fund invests:

                o at least 80% of its net assets in securities of companies with market capitalizations of $3 billion or more; and

                o up to 20% of its total assets in foreign companies.

                The Fund will not invest more than 10% of its total assets in the securities of a single issuer. In addition, the Fund may invest in additional master portfolios and other Wells
                Fargo Funds, or invest directly in a portfolio of securities.

Portfolio Managers:
-------------------
Montgomery Growth Fund            Deborah Meacock, CFA
WF Large Company Growth Fund        John S. Dale, CFA
                                  Gary E. Nussbaum, CFA

Wells Fargo International Equity Fund

Comparison of:                        which will reorganize into
o MONTGOMERY INTERNATIONAL GROWTH     WELLS FARGO INTERNATIONAL EQUITY
  FUND                                FUND

Objectives:
-----------
Montgomery International         o seeks long-term capital appreciation.
Growth Fund
WF International Equity Fund     o seeks total return, with an emphasis on
                                   capital appreciation, over the long term, by investing primarily in securities of non-U.S. companies.

Investment Strategies:
----------------------
Montgomery        The Montgomery International Growth Fund invests primarily in medium- and large-
International     cap companies based in developed markets outside the United States. The Fund seeks
Growth Fund       investment in well-managed companies that the adviser believes will be able to increase their sales and corporate earnings on a sustained basis, and that are under- or reasonably valued relative to their long-term prospects. The Fund favors companies that the adviser believes have a competitive advantage, offer innovative products or services and may profit from such trends as deregulation and privatization. The Fund's assets may be allocated among countries in an attempt to take advantage of market trends. Under normal conditions, the Fund invests primarily in the common stocks of companies based outside the United States with market capitalizations that exceed $1 billion at the time of purchase. The Fund currently concentrates its investment in the stock markets of western Europe, particularly France, Germany, Italy, the Netherlands and the United Kingdom, as well as the developed markets in Asia, such as Japan and
                  Hong Kong. The Fund typically invests in at least three countries outside the United
                  States, with no more than 40% of its assets in any one country.

WF                The WF International Equity Fund invests principally in equity securities of companies
International     based in developed foreign countries and emerging markets. The Fund applies a
Equity Fund       fundamentals-driven, value-oriented analysis to identify companies that it believes have above-average potential for long-term growth and total return capabilities. Financial data examined includes both the company's historical performance results and its projected future earnings. The Fund also considers, among other criteria, a company's franchise, management, revenues and earnings growth, and prudent financial and accounting policies. Under normal circumstances, the Fund invests:

                  o at least 80% of its net assets in equity securities;

                  o at least 80% of total assets in equity securities of companies based outside the U.S.;

                  o in a minimum of five countries exclusive of the U.S.;

                  o up to 50% of total assets in any one country;

                  o up to 25% of total assets in emerging markets; and

                  o in equity securities including common stocks and preferred stocks, and in warrants, convertible debt securities, ADRs (and similar investments) and shares of other mutual funds.

                  The Fund expects that its portfolio will maintain an average market capitalization of
                  $10 billion or more, although it may invest in equity securities of issuers with market capitalizations as low as $250 million.

                  The Fund expects that the securities it holds will be traded on a stock exchange or other market in the country in which the issuer is based, but the securities also may be traded in other countries, including the U.S. The Fund also reserves the right to hedge the portfolio's foreign currency exposure by purchasing or selling foreign currency futures and foreign currency forward contracts.

Portfolio Managers:
-------------------
Montgomery International Growth Fund      Sabrina Yih, CFA
WF International Equity Fund              Sabrina Yih, CFA

Wells Fargo Mid Cap Growth Fund

Comparison of:              which will reorganize into
MONTGOMERY MID CAP FUND     WELLS FARGO
                            MID CAP GROWTH FUND

Objectives:
-----------
Montgomery Mid Cap Fund     o seeks long-term capital appreciation.
WF Mid Cap Growth Fund      o seeks long-term capital appreciation.

Investment Strategies:
----------------------
Montgomery       The Montgomery Mid Cap Fund invests in U.S. mid-cap companies. The Fund invests
Mid Cap Fund     in mid-cap companies that have the potential to gain market share within their industries; to deliver consistently high profits to shareholders; to increase their corporate earnings each quarter; and to provide solutions for current or impending problems in their respective industries or in society overall. Under normal conditions, the Fund invests at least 80% of its net assets in the stocks of U.S. mid-cap companies that generally have a market capitalization consistent with the Russell Midcap Index
                 (which as of November 30, 2002, had a weighted average market capitalization of $4.6 billion and a median market capitalization of $2.1 billion).

WF Mid Cap       The WF Mid Cap Growth Fund manages a diversified portfolio of common stocks of
Growth Fund      U.S. companies that it believes have above-average growth potential. The Fund focuses its investment strategy on identifying and investing in medium-sized companies that are relatively established but that it believes can continue to provide consistent growth potential. Generally, such stocks have a total stock market value (market capitalization)
                 within the range of the Russell Midcap Index, which was $180 million to $12.45 billion as of November 30, 2002. (This index has a weighted average market capitalization of $4.6 billion and a median market capitalization of $2.1 billion on
                 November 30, 2002). Under normal circumstances, the Fund invests at least 80% of its assets in mid cap securities.

                 The Wells Fargo Funds' Board approved changing the name of the Fund to the WF
                 Montgomery Mid Cap Growth Fund if the Reorganization is approved by shareholders of the Montgomery Mid Cap Fund.

Portfolio Managers:
-------------------
Montgomery Mid Cap Fund      Jerome "Cam" Philpott, CFA
                                   Stuart Roberts
WF Mid Cap Growth Fund       Jerome "Cam" Philpott, CFA
                                   Stuart Roberts

Wells Fargo Emerging Markets Focus Fund

Comparison of:                                   which will reorganize into
o MONTGOMERY EMERGING MARKETS  [right and
  FUND                          down arrow]      WELLS FARGO MONTGOMERY EMERGING
                                                 MARKETS FOCUS FUND
o MONTGOMERY EMERGING MARKETS  [right and
  FOCUS FUND                    up arrow]

Objectives:
-----------
Montgomery Emerging Markets     o seeks long-term capital appreciation.
Fund
Montgomery Emerging Markets     o seeks long-term capital appreciation.
Focus Fund
WF Montgomery Emerging          o seeks long-term capital appreciation.
Markets Focus Fund


Investment Strategies:
----------------------
Montgomery        The Montgomery Emerging Markets Fund invests in companies based or operating in
Emerging          developing economies throughout the world. Under normal conditions, the Fund invests at
Markets Fund      least 80% of its assets in the stocks of companies of any size, based in the world's developing economies. The Fund typically maintains investments in at least six countries, with no more than 35% of its assets in any one country, which may include Latin
                  America, Asia, Europe, the Middle East and Africa. The Fund's strategy combines in-depth financial review with on-site analysis of companies, countries and regions to identify potential investments. The portfolio managers and analysts frequently travel to the emerging markets to gain firsthand insight into the economic, political and social trends that affect investments in those countries. The Fund allocates its assets among emerging countries with stable or improving macroeconomic environments and invests in companies within those countries that the portfolio managers believe have high capital appreciation potential without excessive risks. (hereafter, the "Stock Selection Criteria"). The portfolio managers strive to keep the Fund well diversified across individual stocks, industries and countries to reduce their overall risk.

Montgomery        The Montgomery Emerging Markets Focus Fund invests in a concentrated portfolio of
Emerging          companies based or operating primarily in developing economies throughout the world.
Markets Focus     Under normal conditions, the Fund concentrates its investment in 20 to 40 companies and
Fund              invests at least 80% of its assets in equity securities of no fewer than three but no more than 10 developing countries in Latin America, Asia, Europe, the Middle East and Africa.
                  The Fund may invest up to 50% of its total assets in a single emerging market. The Fund uses the same Stock Selection Criteria as the Montgomery Emerging Markets Fund. The
                  portfolio manager may sell stocks "short" in an effort to partially hedge the Fund's other investments or to garner returns from insights made from research.

WF                The Fund invests in a focused equity portfolio of companies tied economically to
Montgomery        emerging market countries. The adviser combines in-depth financial review with on-
Emerging          site analysis of companies, countries and regions to identify potential investments. The
Markets Focus     Fund allocates its assets among emerging markets with stable or improving
Fund              macroeconomic environments and invests in companies within those countries that the adviser believes have high capital appreciation potential without excessive risks. Under normal circumstances, the Fund invests at least 80% of its assets in emerging markets securities. The Fund concentrates its investments in 20-40 companies and invests in a minimum of three but no more than 10 emerging markets in Latin America, Asia,
                  Europe, Africa and the Middle East. The Fund may invest up to 50% of its total assets in a single emerging market.

Portfolio Managers:
-------------------
Montgomery Emerging Markets Fund               Josephine Jimenez, CFA
                                                    Frank Chiang
Montgomery Emerging Markets Focus Fund         Josephine Jimenez, CFA
WF Montgomery Emerging Markets Focus Fund      Josephine Jimenez, CFA

Wells Fargo Montgomery Institutional Emerging Markets Fund

Comparison of:                       which will reorganize into
MONTGOMERY INSTITUTIONAL SERIES:     WELLS FARGO MONTGOMERY
EMERGING MARKETS PORTFOLIO           INSTITUTIONAL EMERGING MARKETS FUND

Objectives:
-----------
Montgomery Institutional Series:     o seeks long-term capital appreciation.
Emerging Markets Portfolio
WF Montgomery Institutional          o seeks long-term capital appreciation.
Emerging Markets Fund

Investment Strategies:
----------------------
Montgomery        The Fund invests in companies based or operating in developing economies throughout
Institutional     the world. Under normal conditions, the Fund invests at least 80% of its assets in the
Series:           stocks of companies of any size, based in the world's developing economies. The Fund
Emerging          typically maintains investments in at least six countries, with no more than 35% of its
Markets           assets in any one country, which may include Latin America, Asia, Europe, the Middle
Portfolio         East and Africa. The Fund's strategy combines in-depth financial review with on-site analysis of companies, countries and regions to identify potential investments. The portfolio managers and analysts frequently travel to the emerging markets to gain firsthand insight into the economic, political and social trends that affect investments in those countries. The Fund allocates its assets among emerging countries with stable or improving macroeconomic environments and invests in companies within those countries that the portfolio managers believe have high capital appreciation potential without excessive risks. (hereafter, the "Stock Selection Criteria"). The portfolio managers strive to keep the Fund well diversified across individual stocks, industries and countries to reduce their overall risk.

WF                The Fund invests in a diversified equity portfolio of companies tied economically to
Montgomery        emerging market countries. The Fund allocates its assets among emerging markets with
Institutional     stable or improving macroeconomic environments and invests in companies within
Emerging          those countries that the portfolio managers believe have high capital appreciation
Markets Fund      potential without excessive risks. Under normal circumstances, the Fund invests at least 80% of its assets in emerging market securities. The Fund typically maintains investments in at least six countries, with no more than 35% of its assets in any one country, which may include Latin America, Asia, Europe, the Middle East and Africa.

Portfolio Managers:
-------------------
Montgomery Institutional Series: Emerging Markets      Josephine Jimenez, CFA
Portfolio                                                   Frank Chiang
WF Montgomery Institutional Emerging Markets           Josephine Jimenez, CFA
Fund                                                        Frank Chiang

Wells Fargo Short Duration Government Bond Fund

Comparison of:                which will reorganize into
MONTGOMERY SHORT DURATION     WELLS FARGO MONTGOMERY SHORT
GOVERNMENT BOND FUND          DURATION GOVERNMENT BOND FUND

Objectives:
-----------
Montgomery Short Duration     o seeks current income consistent with capital
Government Bond Fund            preservation.
WF Montgomery Short           o seeks current income consistent with capital
Duration Government Bond        preservation.
Fund

Investment Strategies:
----------------------
Montgomery         The Montgomery Short Duration Government Bond Fund invests in short-term U.S.
Short Duration     government securities. The Fund may purchase bonds of any maturity, but the
Government         portfolio's dollar-weighted average maturity is less than three years. Generally, the
Bond Fund          portfolio's overall effective duration is less than that of a three-year U.S. Treasury note. The Fund invests in bonds that it believes offers attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity.
                   Under normal conditions, the Fund invests at least 80% of its net assets in short-term
                   U.S. government securities, which may include Treasuries in addition to bonds and notes issued by government agencies such as the Federal Home Loan Bank, the
                   Government National Mortgage Association, the Federal National Mortgage
                   Association and the Student Loan Marketing Association.

WF                 The WF Montgomery Short Duration Government Bond Fund seeks current income by
Montgomery         managing a portfolio consisting mostly of short-term U.S. Government obligations.
Short Duration     The Fund invests in debt securities that the adviser believes offers attractive yields and
Government         are undervalued relative to issuers of similar credit quality and interest rate sensitivity.
Bond Fund          Generally, the Fund's overall effective duration is less than that of a 3-year Treasury note. Under normal circumstances, the Fund invests:

                   o at least 80% of the Fund's assets in U.S. Government obligations;

                   o up to 20% of the Fund's total assets in asset-backed securities, other than mortgage-
                     backed securities.

Portfolio Managers:
-------------------
Montgomery Short Duration Government Bond Fund      William Stevens
                                                    Marie Chandoha
WF Montgomery Short Duration Government Bond        William Stevens
Fund                                                Marie Chandoha

Wells Fargo Montgomery Small Cap Fund

Comparison of:                which will reorganize into
MONTGOMERY SMALL CAP FUND     WELLS FARGO MONTGOMERY SMALL CAP
                              FUND

Objectives:
-----------
Montgomery Small Cap Fund     o seeks long-term capital appreciation.
WF Montgomery Small Cap       o seeks long-term capital appreciation.
Fund


Investment Strategies:
----------------------
Montgomery         The Montgomery Small Cap Fund invests in rapidly growing U.S. small-cap
Small Cap Fund     companies. The Fund follows a stock selection philosophy that identifies and invests in growth companies that are at an early or transitional stage of their development, before their potential is discovered by the market. The Fund seeks companies that can thrive even in adverse economic conditions and have the potential to gain market share within their industries; deliver consistently high profits to shareholders; increase their corporate earnings each quarter; and provide solutions for current or impending problems in their respective industries or in society overall. Under normal conditions, the Fund invests at least 80% of its assets in the stocks of U.S. companies, each having a market capitalization of less than $2 billion at the time of purchase.

WF                 The Fund is an actively managed diversified portfolio of common stocks of U.S.
Montgomery         companies that the adviser believes have above-average growth potential. The Fund
Small Cap Fund     invests principally in small-sized companies that have a market capitalization of less than $2 billion at the time of purchase. The Fund focuses on identifying and investing in rapidly growing small-sized companies that are in early or transitional stage of development. Under normal circumstances, the Fund invests at least 80% of its assets in small cap securities.

Portfolio Managers:
-------------------
Montgomery Small Cap Fund         Jerome "Cam" Philpott, CFA
                                     Charles I. Reed, CFA
                                        Stuart Roberts
WF Montgomery Small Cap Fund      Jerome "Cam" Philpott, CFA
                                     Charles I. Reed, CFA
                                        Stuart Roberts

Wells Fargo Total Return Bond Fund

Comparison of:                        which will reorganize into
MONTGOMERY TOTAL RETURN BOND FUND     WELLS FARGO MONTGOMERY TOTAL
                                      RETURN BOND FUND

Objectives:
-----------
Montgomery Total Return Bond     o seeks total return consisting of income and
Fund                               capital appreciation.
WF Montgomery Total Return       o seeks total return consisting of income and
Bond Fund                          capital appreciation.

Investment Strategies:
----------------------
Montgomery       The Montgomery Total Return Bond Fund invests in investment-grade bonds. From
Total Return     time to time, the Fund may also invest in unrated bonds that the portfolio managers
Bond Fund        believe are comparable to investment-grade bonds. The Fund may include bonds of any maturity, but generally the portfolio's overall effective duration ranges between 4 and 51/2 years. The Fund invests in bonds that the adviser believes offers attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. Under normal conditions, the Fund invests at least 80% of its assets in a broad range of investment-grade bonds, including U.S. government securities, corporate bonds, mortgage-related securities, asset-backed securities and money market securities.

WF               The WF Montgomery Total Return Bond Fund invests in a broad range of investment-
Montgomery       grade debt securities, including U.S. Government obligations, corporate bonds, asset-
Total Return     backed securities and money market instruments. The Fund invests in debt securities
Bond Fund        that the adviser believes offers attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. Under normal circumstances, the
                 Fund expects to maintain an overall effective duration of between 4 and 51/2 years.
                 Under normal circumstances, the Fund invests:

                 o at least 80% of its assets in bonds;

                 o at least 80% of total assets in investment-grade debt securities;

                 o up to 25% of total assets in asset-backed securities; and

                 o up to 20% of total assets in dollar-denominated obligations of foreign issuers.

Portfolio Managers:
-------------------
Montgomery Total Return Bond Fund         William Stevens
                                          Marie Chandoha
WF Montgomery Total Return Bond Fund      William Stevens
                                          Marie Chandoha

                                    EXHIBIT C

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                        FOR EACH OF THE WELLS FARGO FUNDS

MONEY MARKET FUNDS                                        PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

GOVERNMENT MONEY MARKET FUND -- SERVICE CLASS

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
   The Wells Fargo Government Money Market Fund (the Fund) seeks high current income, while preserving capital and liquidity.

FUND MANAGERS
   Dave Sylvester
   Laurie White

INCEPTION DATE
   11/16/87

   AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF MARCH 31, 2002)
------------------------------------------------------------------------------------
                                                             1-Year  5-Year  10-Year
Wells Fargo Government Money Market Fund - Service Class      2.86    4.78     4.49
Benchmark
   iMoneyNet Government Institutional Money Fund Average(2)   2.48    5.14     5.50

FUND YIELD SUMMARY (AS OF MARCH 31, 2002)
----------------------------------------------
7-Day Current Yield                      1.54%
7-Day Compound Yield                     1.55%
30-Day Simple Yield                      1.53%
30-Day Compound Yield                    1.54%

CHARACTERISTICS (AS OF MARCH 31, 2002)
----------------------------------------------
Average Maturity                       55 days
Number of Holdings                        86

[THE FOLLOWING DATA WAS REPRESENTED AS PIE CHARTS IN THE PRINTED MATERIAL]

PORTFOLIO COMPOSITION(3) (AS OF MARCH 31, 2002)
-----------------------------------------------
Repurchase Agreements                       42%
FNMA                                        23%
FHLMC                                       20%
FHLB                                        11%
FFCB                                         4%

MATURITY DISTRIBUTION (AS OF MARCH 31, 2002)
--------------------------------------------
2-14 days                              54.0%
15-29 days                              7.2%
30-59 days                              9.7%
60-89 days                              8.1%
90-179 days                            10.0%
180+ days                              11.0%

--------------------------------------------------------------------------------
     The Fund is sold without a front-end sales charge or contingent deferred sales charge. Other fees and expenses apply to a continued investment in the Fund and are described in the Fund's Statement of Additional Information. An investment in a Wells Fargo Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds.

(1) Figures quoted represent past performance, which is no guarantee of future results. Investment returns will fluctuate. The Fund's yield figures more closely reflect the current earnings of the Fund than the total return figures. The Fund's Adviser has committed through July 31, 2002, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

     Performance shown for the Service Class shares of the Wells Fargo Government Money Market Fund for periods prior to November 8, 1999, reflects performance of the Service Class (formerly Single Class) shares, adjusted for expenses, of the Norwest Advantage U.S. Government Fund (the accounting survivor of a merger of the Norwest Advantage U.S. Government Fund and the Stagecoach Government Money Market), its predecessor fund. Effective at the close of business November 5, 1999, the Stagecoach Funds and the Norwest Advantage Funds were reorganized into the Wells Fargo Funds.

(2) The iMoneyNet Government Institutional Money Fund Average is an average of all governmental institutional funds.

(3) Portfolio holdings are subject to change.

STOCK FUNDS                                               PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
   The Wells Fargo International Equity Fund (the Fund) seeks total return, with an emphasis on capital appreciation, over the long term, by investing primarily in equity securities of non-U.S. companies.

ADVISER
   Wells Fargo Funds Management, LLC

SUB-ADVISER
   Wells Capital Management Incorporated

FUND MANAGERS
   Cynthia A.Tusan, CFA
   Sabrina Yih, CFA

INCEPTION DATE
   09/24/97

PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------
     The Fund's Class A shares returned (19.43)%(1) for the 12-month period ended September 30, 2002, excluding sales charges, underperforming the MSCI/EAFE Index(2), which returned (15.53)%. The Fund's Class A shares distributed no dividend income and no capital gains during the period.

     The Fund had an excellent start at the beginning of the fiscal year, as our expectation of a strong global economic recovery in early 2002 appeared largely intact. However, global markets faced an unprecedented number of distractions during the period, such as accounting irregularities that called into question whether corporations could be trusted to report accurate results. In addition, economic data at the end of the period suggested that the recovery was more muted than previously expected, and that a solid recovery may not materialize until sometime in 2003.

     The Fund's overweight in consumer staples areas, such as food, beverage and personal care was helpful to performance, as was its de-emphasis on areas such as technology and telecommunications. Despite the difficulties faced by the global airline industry, the Fund's top performing stock was Ryanair Holdings PLC, an Irish airline that emphasized discount airfares and utilization of regional airports throughout Europe. However, the German stock market was particularly weak, with such weak performers as Allianz, a leading insurance company, and SAP, a leading software provider, both holdings of the Fund.

STRATEGIC OUTLOOK
--------------------------------------------------------------------------------
     In a bear market, it is hard to predict the timing of a rebound since valuations often have to become inexpensive before a turnaround takes place. For example, a war or a further spike in oil prices may heighten investor concerns about global economic growth. However, we believe that eventually investors may react to positive developments in Asia's economies, ongoing fiscal discipline in Europe, inexpensive technology, as well as low interest rates and low inflation throughout most of the world.

--------------------------------------------------------------------------------
(1) Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's Adviser has committed through January 31, 2003, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

     Performance shown for Class A, Class B and Class C shares of the Wells Fargo International Equity Fund for periods prior to November 8, 1999, reflects performance of the Class A, Class B and Class C shares of the Stagecoach International Equity Fund, its predecessor fund. Effective at the close of business November 5, 1999, the Stagecoach and Norwest Advantage Funds were reorganized into the Wells Fargo Funds. Performance shown for the Class C shares for periods prior to April 1, 1998, reflects performance of the Class B shares of the Stagecoach Fund, adjusted for Class C sales charges and expenses. Performance shown for the Institutional Class shares for periods prior to November 8, 1999, reflects performance of the Class A shares, adjusted to reflect the expenses of the Institutional Class shares.

     For Class A shares, the maximum front-end sales charge is 5.75%. The maximum contingent-deferred sales charge (CDSC) for Class B shares is 5.00%. For Class C shares, the maximum front-end sales charge is 1.00% and the maximum CDSC is 1.00%. Performance including sales charges assumes the maximum sales charge for the corresponding time period. Institutional Class shares are sold without sales charges.

PERFORMANCE HIGHLIGHTS                                               STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF SEPTEMBER 30, 2002)
--------------------------------------------------------------------------------

                                                       Including Sales Charge           Excluding Sales Charge
                                                   ------------------------------   ------------------------------
                                                   1-Year   5-Year   Life of Fund   1-Year   5-Year   Life of Fund
Wells Fargo International Equity Fund - Class A    (24.06)  (3.93)      (3.73)      (19.43)  (2.77)      (2.59)
Wells Fargo International Equity Fund - Class B    (24.09)  (3.87)      (3.50)      (20.10)  (3.49)      (3.31)
Wells Fargo International Equity Fund - Class C    (21.68)  (3.68)      (3.50)      (20.12)  (3.49)      (3.31)
Wells Fargo International Equity
   Fund - Institutional Class                                                       (19.20)  (2.60)      (2.42)
Benchmark
   MSCI/EAFE Index                                                                  (15.53)  (5.65)      (5.65)

CHARACTERISTICS (AS OF SEPTEMBER 30, 2002)
-----------------------------------------------------
Beta*                                           0.88
Price to Earnings Ratio (trailing 12 months)    25.9x
Price to Book Ratio                              1.9x
Median Market Cap. ($B)                         13.9
Number of Holdings                                92
Portfolio Turnover                                52%

* A measure of the Fund' s sensitivity to market movements. The benchmark beta is 1.00 by definition.

TEN LARGEST EQUITY HOLDINGS(3) (AS OF SEPTEMBER 30, 2002)
---------------------------------------------------------
Goldman Sachs Group Inc                         3.84%
Nestle S.A.                                     3.67%
Total Fina Elf                                  3.22%
Diageo PLC                                      3.08%
Toyota Motor Corporation                        2.81%
Loblaw Cos Ltd                                  2.59%
Royal Dutch Petroleum Company                   2.27%
BHP Billiton Ltd                                2.24%
Nintendo Co Ltd                                 2.20%
Walmart de Mexico                               2.17%

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

PORTFOLIO COMPOSITION(4) (AS OF SEPTEMBER 30, 2002)
---------------------------------------------------
Continental Europe                              34%
United Kingdom                                  22%
Japan                                           19%
Emerging Markets                                 9%
Southeast Asia                                   5%
Australia                                        4%
Cash                                             4%
Canada                                           3%

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

GROWTH OF $10,000 INVESTMENT(5)
---------------------------------------------------

                         Wells Fargo International                               Wells Fargo International
                            Equity Fund Class A           MSCI EAFE Index           Equity Fund Class I
   9/24/97                       $ 9,425                      $10,000                      $10,000
  09/30/97                       $ 9,510                       10,560                      $10,090
  10/31/97                       $ 8,954                        9,748                      $ 9,500
  11/30/97                       $ 9,029                        9,649                      $ 9,580
  12/31/97                       $ 9,116                        9,732                      $ 9,672
  01/31/98                       $ 9,323                       10,177                      $ 9,892
  02/28/98                       $ 9,955                       10,831                      $10,562
  03/31/98                       $10,417                       11,164                      $11,052
 4/30/1998                       $10,605                       11,255                      $11,252
 5/31/1998                       $10,596                       11,203                      $11,242
 6/30/1998                       $10,746                       11,290                      $11,402
 7/31/1998                       $10,869                       11,408                      $11,532
 8/31/1998                       $ 9,135                        9,997                      $ 9,692
 9/30/1998                       $ 8,823                        9,693                      $ 9,362
10/31/1998                       $ 9,606                       10,706                      $10,192
11/30/1998                       $10,162                       11,257                      $10,782
12/31/1998                       $10,577                       11,704                      $11,222
 1/31/1999                       $10,756                       11,672                      $11,412
 2/28/1999                       $10,567                       11,397                      $11,212
 3/31/1999                       $10,897                       11,875                      $11,562
 4/30/1999                       $11,312                       12,359                      $12,002
 5/29/1999                       $10,926                       11,725                      $11,592
 6/30/1999                       $11,548                       12,184                      $12,252
 7/31/1999                       $11,906                       12,550                      $12,632
 8/31/1999                       $11,802                       12,599                      $12,522
 9/30/1999                       $11,972                       12,729                      $12,702
10/31/1999                       $12,670                       13,206                      $13,442
11/30/1999                       $14,065                       13,664                      $14,933
12/31/1999                       $15,988                       14,891                      $17,002
 1/31/2000                       $15,310                       13,946                      $16,286
 2/29/2000                       $16,638                       14,321                      $17,697
 3/31/2000                       $16,839                       14,876                      $17,922
 4/30/2000                       $15,807                       14,094                      $16,828
 5/31/2000                       $14,822                       13,750                      $15,774
 6/30/2000                       $15,606                       14,288                      $16,613
 7/31/2000                       $15,291                       13,689                      $16,286
 8/31/2000                       $15,568                       13,808                      $16,582
 9/30/2000                       $14,564                       13,136                      $15,518
10/31/2000                       $14,172                       12,826                      $15,099
11/30/2000                       $13,408                       12,345                      $14,291
12/31/2000                       $13,878                       12,783                      $14,792
 1/31/2001                       $14,220                       12,776                      $15,169
 2/28/2001                       $13,106                       11,818                      $13,977
 3/31/2001                       $12,208                       11,030                      $13,026
 4/30/2001                       $12,813                       11,796                      $13,674
 5/31/2001                       $12,706                       11,380                      $13,559
 6/30/2001                       $12,315                       10,915                      $13,151
 7/31/2001                       $11,983                       10,716                      $12,785
 8/31/2001                       $11,524                       10,445                      $12,304
 9/30/2001                       $10,255                        9,387                      $10,945
10/31/2001                       $10,635                        9,627                      $11,364
11/30/2001                       $11,085                        9,982                      $11,834
12/31/2001                       $11,329                       10,041                      $12,106
01/31/2002                       $10,782                        9,508                      $11,531
02/28/2002                       $10,635                        9,575                      $11,364
03/31/2002                       $11,173                       10,093                      $11,949
 4/30/2002                       $11,173                       10,159                      $11,959
 5/31/2002                       $11,075                       10,288                      $11,855
 6/30/2002                       $10,567                        9,879                      $11,311
 7/31/2002                       $ 9,463                        8,904                      $10,120
 8/31/2002                       $ 9,356                        8,883                      $10,005
 9/30/2002                       $ 8,262                        7,929                      $ 8,844

--------------------------------------------------------------------------------
(2) The Morgan Stanley Capital International/Europe, Australasia and Far East Index (MSCI/EAFE) is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.

(3) The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the portfolio.

(4) Portfolio holdings are subject to change.

(5) The chart compares the performance of the Wells Fargo International Equity Fund Class A and Institutional Class shares for the life of the Fund with the MSCI/EAFE Index. The chart assumes a hypothetical investment of $10,000 in Class A and Institutional Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%

STOCK FUNDS                                               PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

LARGE COMPANY GROWTH FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
   The Wells Fargo Large Company Growth Fund (the Fund) seeks long-term capital appreciation by investing primarily in large, high-quality domestic companies that the Adviser believes have superior growth potential.

ADVISER
   Wells Fargo Funds Management, LLC

SUB-ADVISER
   Peregrine Capital Management, Inc.

FUND MANAGERS
   John Dale, CFA
   Gary Nussbaum, CFA

INCEPTION DATE
   12/31/82

PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------
     The Fund's Class A shares returned (22.55)%(1) for the 12-month period ended September 30, 2002, excluding sales charges, underperforming the S&P 500 Index(2), which returned (20.47)% during the period.

     During the fiscal year, the decline in stock prices was partly due to weak corporate profits. However, investor fear and uncertainty also influenced the stock market decline. The uncertainties included a possible war with Iraq, the lingering concerns over terrorism, and a distrust of corporate management in light of well-publicized business scandals.

     We believe that the companies in the Fund's portfolio have the potential to grow future earnings at a strong rate. However, during the period, investors generally favored slower-growing companies in such areas as consumer staples that do not meet our investment criteria. In such an environment of economic uncertainty, investors generally have resisted paying for growth prospects that are well into the future. Therefore, faster-growing companies were hit especially hard in the past several months.

     During the fiscal year, the Fund added to its portfolio of holdings: Amgen, a leading biotechnology company; eBay, the fast-growing online auction house; Kohl's, a respected department store chain; Lowe's, a leading home improvement retailer; and Wal-Mart, which continues to grow despite already being one of the largest companies in America. We believe these companies are likely to do well in most economic environments.

STRATEGIC OUTLOOK
--------------------------------------------------------------------------------
     We believe that the U.S. has a resilient financial system that has shown the ability to provide long-term investment returns in the face of adversity. Historically, stocks often provide some of the best returns during the least likely periods. Currently, stocks are selling at what we believe are attractive valuations, making the risk of investing in stocks potentially lower today than it has been in a long time. In addition, we believe that low inflation and strong productivity in this economy may provide a strong underpinning for the stock market in the future.

--------------------------------------------------------------------------------
(1) Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's Adviser has committed through January 31, 2003 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

     Performance shown for the Class A, Class B and Institutional Class shares of the Wells Fargo Large Company Growth Fund for periods prior to November 8, 1999, reflects performance of the Class A, Class B and Institutional Class shares of the Norwest Advantage Large Company Growth Fund, its predecessor fund. Effective at the close of business November 5, 1999, the Stagecoach and Norwest Advantage Funds were reorganized into the Wells Fargo Funds. Performance shown for the Class A shares of the Fund prior to October 1, 1998, reflects the performance of the Institutional Class shares of the Fund, adjusted to reflect Class A sales charges and expenses. Performance shown for the Class B shares of the Fund prior to October 1, 1998, reflects the performance of the Institutional Class shares of the Fund, adjusted to reflect Class B sales charges and expenses. Performance shown for the Class C shares for periods prior to November 8, 1999, reflects performance of the Class B shares, adjusted for Class C sales charges and expenses. Performance of the Institutional Class shares of the Fund, prior to November 11, 1994, reflects the performance of a collective investment fund, adjusted to reflect Institutional Class expenses. Wells Fargo Bank Minnesota, N.A., formerly Norwest Bank Minnesota, N.A., managed the collective investment fund with an investment objective and principal investment strategy that were substantially similar to those of the Fund. The collective investment fund's performance was adjusted to reflect the Fund's 1994 estimate of its expense ratio for the first year of operations as a mutual fund, including any applicable sales load (without giving effect to any fee waivers or expense reimbursements). The collective investment fund was not registered under the Investment Company Act of 1940 ("1940 Act") nor subject to certain investment limitations, diversification requirements or other restrictions imposed by the 1940 Act or the Internal Revenue Code, which, if applicable, may have adversely affected the Fund's performance results.

     For Class A shares, the maximum front-end sales charge is 5.75%. The maximum contingent-deferred sales charge (CDSC) for Class B shares is 5.00%. For Class C shares, the maximum front-end sales charge is 1.00% and the maximum CDSC is 1.00%. Performance including sales charges assumes the maximum sales charge for the corresponding time period. Institutional Class shares are sold without sales charges.

PERFORMANCE HIGHLIGHTS                                               STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF SEPTEMBER 30, 2002)
--------------------------------------------------------------------------------

                                                     Including Sales Charge    Excluding Sales Charge
                                                    ------------------------  ------------------------
                                                     1-Year  5-Year  10-Year   1-Year  5-Year  10-Year
Wells Fargo Large Company Growth Fund - Class A     (27.00)  (1.57)    7.81   (22.55)  (0.40)    8.45
Wells Fargo Large Company Growth Fund - Class B     (26.82)  (1.32)    7.74   (22.97)  (0.97)    7.74
Wells Fargo Large Company Growth Fund - Class C     (24.48)  (1.17)    7.64   (22.95)  (0.97)    7.74
Wells Fargo Large Company Growth Fund -
   Institutional Class                                                        (22.37)  (0.24)    8.54
Benchmark
   S&P 500 Index                                                              (20.47)  (1.62)    8.99

CHARACTERISTICS (AS OF SEPTEMBER 30, 2002)
--------------------------------------------
Beta*                                  1.24
Price to Earnings Ratio (trailing 12     23x
months)
Price to Book Ratio                     3.7x
Median Market Cap ($B)                 17.7
Portfolio Turnover                       18%

* A measure of the Fund' s sensitivity to market movements. The benchmark beta is 1.00 by definition.

TEN LARGEST EQUITY HOLDINGS(3) (AS OF SEPTEMBER 30, 2002)
---------------------------------------------------------
Medtronic Incorporated                          6.63%
Microsoft Corporation                           6.33%
Goldman Sachs Group Incorporated                5.32%
First Data Corporation                          5.03%
Pfizer Incorporated                             4.98%
American International Group Incorporated       4.86%
Intel Corporation                               4.48%
eBay Incorporated                               4.14%
Paychex Incorporated                            3.96%
Costco Wholesale Corporation                    3.74%

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

SECTOR DISTRIBUTION(4) (AS OF SEPTEMBER 30, 2002
------------------------------------------------
Industrials                                  22%
Consumer Discretionary                       21%
Health Care                                  20%
Information Technology                       19%
Financial Services                           16%
Cash                                          2%

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

GROWTH OF $10,000 INVESTMENT(5)
-------------------------------

                        Wells Fargo Large Company                                   Wells Fargo Large Company
                           Growth Fund Class A            S&P 500 Index                Growth Fund Class I
 9/30/1992                        9,425                       10,000                         10,000
10/31/1992                        9,647                       10,035                         10,236
11/30/1992                       10,275                       10,376                         10,902
12/31/1992                       10,275                       10,503                         10,902
 1/31/1993                       10,196                       10,591                         10,818
 2/28/1993                        9,790                       10,736                         10,387
 3/31/1993                       10,145                       10,962                         10,763
 4/30/1993                        9,283                       10,697                          9,849
 5/31/1993                        9,738                       10,983                         10,333
 6/30/1993                        9,613                       11,016                         10,200
 7/31/1993                        9,701                       10,971                         10,293
 8/31/1993                       10,057                       11,388                         10,670
 9/30/1993                       10,151                       11,300                         10,771
10/31/1993                       10,303                       11,534                         10,932
11/30/1993                       10,031                       11,424                         10,643
12/31/1993                       10,238                       11,562                         10,863
 1/31/1994                       10,613                       11,955                         11,261
 2/28/1994                       10,514                       11,631                         11,155
 3/31/1994                       10,045                       11,124                         10,658
 4/30/1994                        9,985                       11,266                         10,594
 5/31/1994                       10,081                       11,451                         10,696
 6/30/1994                        9,509                       11,171                         10,090
 7/31/1994                        9,983                       11,537                         10,592
 8/31/1994                       10,419                       12,010                         11,055
 9/30/1994                       10,233                       11,717                         10,857
10/31/1994                       10,465                       11,980                         11,103
11/30/1994                       10,022                       11,544                         10,634
12/31/1994                       10,129                       11,715                         10,747
 1/31/1995                       10,336                       12,019                         10,967
 2/28/1995                       10,595                       12,486                         11,241
 3/31/1995                       10,909                       12,854                         11,574
 4/28/1995                       11,195                       13,233                         11,878
 5/31/1995                       11,543                       13,760                         12,247
 6/30/1995                       12,379                       14,080                         13,134
 7/31/1995                       12,985                       14,546                         13,777
 8/31/1995                       13,103                       14,583                         13,902
 9/29/1995                       13,659                       15,198                         14,492
10/31/1995                       13,237                       15,144                         14,045
11/30/1995                       13,507                       15,808                         14,331
12/29/1995                       13,090                       16,112                         13,889
 1/31/1996                       13,435                       16,660                         14,255
 2/29/1996                       14,064                       16,815                         14,922
 3/31/1996                       14,223                       16,976                         15,091
 4/30/1996                       14,806                       17,226                         15,710
 5/31/1996                       15,276                       17,669                         16,208
 6/30/1996                       15,073                       17,736                         15,992
 7/31/1996                       14,234                       16,952                         15,103
 8/31/1996                       14,387                       17,310                         15,265
 9/30/1996                       15,724                       18,282                         16,683
10/31/1996                       15,599                       18,787                         16,551
11/30/1996                       16,591                       20,205                         17,603
12/31/1996                       16,377                       19,805                         17,376
 1/31/1997                       17,690                       21,041                         18,769
 2/28/1997                       17,290                       21,207                         18,345
 3/31/1997                       16,063                       20,338                         17,043
 4/30/1997                       17,319                       21,550                         18,375
 5/31/1997                       18,626                       22,867                         19,762
 6/30/1997                       19,608                       23,884                         20,804
 7/31/1997                       21,417                       25,783                         22,724
 8/31/1997                       20,236                       24,339                         21,470
 9/30/1997                       21,646                       25,671                         22,966
10/31/1997                       20,829                       24,813                         22,100
11/30/1997                       21,469                       25,962                         22,779
12/31/1997                       21,839                       26,409                         23,171
 1/31/1998                       22,413                       26,699                         23,780
 2/28/1998                       24,189                       28,624                         25,665
 3/31/1998                       24,813                       30,090                         26,326
 4/30/1998                       25,460                       30,397                         27,014
 5/31/1998                       24,640                       29,874                         26,143
 6/30/1998                       26,885                       31,087                         28,526
 7/31/1998                       26,941                       30,757                         28,585
 8/31/1998                       22,443                       26,313                         23,813
 9/30/1998                       24,554                       27,999                         26,051
10/31/1998                       26,353                       30,276                         27,963
11/30/1998                       28,856                       32,111                         30,627
12/31/1998                       32,315                       33,960                         34,295
 1/31/1999                       34,949                       35,390                         37,100
 2/28/1999                       33,478                       34,286                         35,540
 3/31/1999                       35,554                       35,657                         37,749
 4/30/1999                       35,702                       37,037                         37,916
 5/29/1999                       34,457                       36,163                         36,591
 6/30/1999                       37,488                       38,130                         39,824
 7/31/1999                       35,655                       36,940                         37,890
 8/31/1999                       35,744                       36,757                         37,983
 9/30/1999                       34,379                       35,749                         36,544
10/31/1999                       37,345                       38,012                         39,697
11/30/1999                       38,709                       38,784                         41,156
12/31/1999                       42,966                       41,068                         45,684
 1/31/2000                       41,861                       39,007                         44,525
 2/29/2000                       42,644                       38,269                         45,362
 3/31/2000                       47,665                       42,012                         50,713
 4/30/2000                       45,819                       40,748                         48,751
 5/31/2000                       42,765                       39,912                         45,513
 6/30/2000                       46,056                       40,898                         49,025
 7/31/2000                       46,202                       40,260                         49,183
 8/31/2000                       48,970                       42,760                         52,140
 9/30/2000                       45,552                       40,503                         48,511
10/31/2000                       45,528                       40,332                         48,490
11/30/2000                       41,673                       37,154                         44,394
12/31/2000                       41,327                       36,998                         44,031
 1/31/2000                       41,978                       38,312                         44,733
 2/28/2000                       35,610                       34,818                         37,948
 3/31/2000                       31,873                       32,610                         33,979
 4/30/2001                       35,290                       35,144                         37,629
 5/31/2001                       34,965                       35,379                         37,295
 6/30/2001                       33,981                       34,520                         36,252
 7/31/2001                       33,372                       34,181                         35,606
 8/31/2001                       30,348                       32,042                         32,387
 9/30/2001                       27,397                       29,453                         29,238
10/31/2001                       28,664                       30,015                         30,601
11/30/2001                       32,020                       32,317                         34,195
12/31/2001                       32,327                       32,602                         34,528
 1/31/2002                       32,125                       32,126                         34,313
 2/28/2002                       29,979                       31,506                         32,026
 3/31/2002                       31,313                       32,690                         33,465
 4/30/2002                       28,867                       30,709                         30,851
 5/31/2002                       27,988                       30,482                         29,912
 6/30/2002                       26,150                       28,312                         27,952
 7/31/2002                       23,586                       26,106                         25,220
 8/31/2002                       23,863                       26,276                         25,519
 9/30/2002                       21,220                       23,422                         22,697

--------------------------------------------------------------------------------

(2) The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.

(3) The ten largest equity holdings are calculated based on the market value of the Core Trust portfolio securities allocable to the Fund divided by total market value of the portfolio of investments of the Fund. See Notes to the Financial Statements for a discussion of the Core Trust.

(4) Sector distribution is subject to change.

(5) The chart compares the performance of the Wells Fargo Large Company Growth Fund Class A and Institutional Class shares for the most recent ten years with the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A and Institutional Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

STOCK FUNDS                                               PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

MID CAP GROWTH FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
   The Wells Fargo Mid Cap Growth Fund (the Fund) seeks long-term capital appreciation.

ADVISER
   Wells Fargo Funds Management, LLC

SUB-ADVISER
   Wells Capital Management Incorporated

FUND MANAGERS
   Thomas Zeifang, CFA
   Christopher Greene

INCEPTION DATE
   10/16/00

PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------
     The Fund's Class A shares returned (18.43)%(1) for the 12-month period ended September 30, 2002, excluding sales charges, underperforming the Russell Midcap(R) Index(2), which returned (15.50)%. The Fund's Class A shares distributed no dividend income and no capital gains during the period.

     The primary reason for the Fund's underperformance of the benchmark was our tendency to invest in high "beta" stocks, that is stocks that tend to do better than average when the market is rising, but tend to do worse than average when the market is falling. A good example of a high beta stock held by the Fund is VeriSign, a provider of services that enable Web site owners to engage in secure electronic commerce and communications. The company's stock declined significantly as profit expectations were not realized.

     On the other hand, many consumer-oriented stocks were relatively immune to the sluggish economy during the first nine months of 2002. Indeed, gaming recovered following a sharp post-September 11 sell off that briefly affected all travel-related industries. One of the Fund's best performers was Harrah's Entertainment, which operates gaming casinos and racetracks. The Fund's portfolio turnover increased over the reporting period due, in part, to the volatility of the market.

STRATEGIC OUTLOOK
--------------------------------------------------------------------------------
     Although we believe that technology spending is likely to remain sluggish, companies that offer cost reduction technologies may see steady growth. For example, a large part of the homeland security budget will be spent on border patrol and airport security-related technologies, potentially creating opportunities for investors in those stocks. It is our view that technology and health care stocks in the mid-cap asset class are no more expensive than stocks in the classic value sectors such as industrials or financial services. This view is based, in part, on the pessimism shown for growth stocks that may set the stage for some companies to post large gains as pockets of the economy begin to show growth relative to lowered expectations. The Fund will continue to invest selectively in stocks that we believe may offer superior growth and margin opportunities.

--------------------------------------------------------------------------------
(1) Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's Adviser has committed through January 31, 2003 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

     For Class A shares, the maximum front-end sales charge is 5.75%. The maximum contingent-deferred sales charge (CDSC) for Class B shares is 5.00%. For Class C shares, the maximum front-end sales charge is 1.00% and the maximum CDSC is 1.00%. Performance including sales charges assumes the maximum sales charge for the corresponding time period.

PERFORMANCE HIGHLIGHTS                                               STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF SEPTEMBER 30, 2002)
--------------------------------------------------------------------------------

                                                Including Sales Charge   Excluding Sales Charge
                                                ----------------------   ----------------------
                                                 1-Year   Life of Fund    1-Year   Life of Fund
Wells Fargo Mid Cap Growth Fund - Class A       (23.12)      (42.21)     (18.43)      (40.43)
Wells Fargo Mid Cap Growth Fund - Class B       (23.05)      (42.07)     (19.00)      (40.85)
Wells Fargo Mid Cap Growth Fund - Class C       (20.62)      (41.15)     (19.00)      (40.85)
Benchmark
   Russell Midcap(R) Index                                               (15.50)      (15.89)

CHARACTERISTICS (AS OF SEPTEMBER 30, 2002)
--------------------------------------------------
Price to Earnings (trailing 12 months)       31.9x
Price to Book Ratio                           2.8x
Median Market Cap. ($B)                       3.0
Number of Holdings                            112
Portfolio Turnover                            340%

TEN LARGEST EQUITY HOLDINGS(3) (AS OF SEPTEMBER 30, 2002)
---------------------------------------------------------
Universal Health Services Incorporated          2.16%
Health Management Association                   2.12%
St Jude Medical Incorporated                    1.90%
Priority Healthcare Corporation                 1.87%
King Pharmaceuticals Incorporated               1.84%
Goldman Sachs & Company                         1.78%
Varian Medical Systems Incorporated             1.71%
Nike Incorporated - Class B                     1.63%
MedImmune, Incorporated                         1.50%
Boston Scientific Corporation                   1.48%

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

SECTOR DISTRIBUTION(4) (AS OF SEPTEMBER 30, 2002)
-------------------------------------------------
Health Care                                   27%
Consumer Discretionary                        25%
Information Technology                        22%
Financial Services                             7%
Industrials                                    7%
Energy                                         6%
Cash                                           4%
Materials                                      2%

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

GROWTH OF $10,000 INVESTMENT(5)
-------------------------------

                            Wells Fargo Mid Cap                       Russell Mid Cap
                            Growth Fund Class A                         Growth Index
10/16/2000                        $9,425                                   10000
10/31/2000                        $9,255                                   9,316
11/30/2000                        $7,276                                   7,292
12/31/2000                        $7,710                                   7,676
 1/31/2001                        $7,710                                   8,114
 2/28/2001                        $6,145                                   6,710
 3/31/2001                        $5,127                                   5,750
 4/30/2001                        $6,107                                   6,709
 5/31/2001                        $6,079                                   6,677
 6/30/2001                        $6,079                                   6,681
 7/31/2001                        $5,730                                   6,230
 8/31/2001                        $5,221                                   5,779
 9/30/2001                        $4,194                                   4,823
10/31/2001                        $4,807                                   5,330
11/30/2001                        $5,410                                   5,904
12/31/2001                        $5,627                                   6,129
 1/31/2002                        $5,429                                   5,930
 2/28/2002                        $4,863                                   5,593
 3/31/2002                        $5,297                                   6,020
 4/30/2002                        $5,024                                   5,702
 5/31/2002                        $4,778                                   5,532
 6/30/2002                        $4,307                                   4,921
 7/31/2002                        $3,845                                   4,443
 8/31/2002                        $3,751                                   4,427
 9/30/2002                        $3,421                                   4,076

--------------------------------------------------------------------------------

(2) The Russell Midcap(R) Index consists of the bottom 800 securities of the Russell 1000 Index with higher-than-average growth orientation as ranked by the total market capitalization. Securities in this index generally have higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values. You cannot invest directly in an index.

(3) The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the Fund.

(4) Sector distribution is subject to change.

(5) The chart compares the performance of the Wells Fargo Mid Cap Growth Fund Class A shares for the life of the Fund with the Russell Midcap(R) Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

STOCK FUNDS                                               PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

SPECIALIZED TECHNOLOGY FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
   The Wells Fargo Specialized Technology Fund (the Fund) seeks long-term capital appreciation by investing in domestic and foreign equity securities of technology companies.

ADVISER
   Wells Fargo Funds Management, LLC

SUB-ADVISER
   Dresdner RCM Global Investors LLC

FUND MANAGERS
   Huachen Chen, CFA
   Walter Price, Jr., CFA

INCEPTION DATE
   09/18/00

PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------
     The Fund's Class A shares returned (26.16)%(1) for the 12-month period ended September 30, 2002, excluding sales charges, underperforming the S&P 500 Index(2), which returned (20.47)%. The Fund distributed no dividend income and no capital gains during the period.

     The technology sector continued to lag the broader market averages during the fiscal period as the business climate worsened, dimming the prospects for a revival of capital spending. The Fund was especially affected by investments in storage and semiconductor stocks, as investors became increasingly concerned about the durability of the economic recovery.

     On the plus side, the Fund's relative performance was boosted by holdings in technology stocks related to computer security. For example, Symantec, which provides a broad range of network security software solutions such as anti-virus products to individuals and businesses, performed relatively well during the period. In a challenging time for software companies, Symantec's business continues to grow as the government promotes the use of Symantec's products to prevent the spread of viruses through computer networks.

     We also began to add Internet stocks to the Fund, since the growth of these companies continued despite the cyclical concerns of the economy. One of these additions, Yahoo Japan, a leader in Internet auctions, broadband access, and Internet advertising, is growing its earnings despite a very weak Japanese economy.

STRATEGIC OUTLOOK
--------------------------------------------------------------------------------

     In our view, technology stocks appear much more reasonably priced today than at any time in the past several years. Moreover, we do not believe that rising interest rates pose a substantial threat to the market, amid sluggish economic growth and subdued inflation. Pessimism over the earnings outlook has been the main obstacle to a sustained rally in stocks. However, aggressive cost cutting has lifted profit margins, boosting earnings growth potential as the pace of economic activity improves and pricing power is slowly restored.

PERFORMANCE HIGHLIGHTS                                               STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF SEPTEMBER 30, 2002)
--------------------------------------------------------------------------------

                                                      Including Sales Charge   Excluding Sales Charge
                                                      ----------------------   ----------------------
                                                       1-Year   Life of Fund    1-Year   Life of Fund
Wells Fargo Specialized Technology Fund - Class A     (30.31)      (53.57)     (26.16)      (52.20)
Wells Fargo Specialized Technology Fund - Class B     (30.65)      (53.33)     (27.00)      (52.62)
Wells Fargo Specialized Technology Fund - Class C     (28.45)      (52.86)     (27.00)      (52.62)
Benchmark
   S&P 500 Index                                                               (20.47)      (23.06)

CHARACTERISTICS (AS OF SEPTEMBER 30, 2002)
----------------------------------------------
Beta*                                    1.3
Price to Earnings Ratio (trailing 12    24.9x
months)
Price to Book Ratio                      5.9x
Median Market Cap. ($B)                  3.5
Number of Holdings                        81
Portfolio Turnover                       388%

* A measure of the Fund' s sensitivity to market movements. The benchmark beta is 1.00 by definition.

TEN LARGEST EQUITY HOLDINGS(3) (AS OF SEPTEMBER 30, 2002)
---------------------------------------------------------
Goldman Sachs & Company                         9.42%
Microsoft Corporation                           7.09%
Affiliated Computer Services                    4.99%
EBay, Incorporated                              4.04%
Yahoo Japan Corporation                         3.82%
UTStarcom, Incorporated                         3.33%
Overture Services, Incorporated                 3.03%
Intuit, Incorporated                            2.92%
Cisco Systems, Incorporated                     2.75%
Expedia, Incorporated                           2.68%

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

SECTOR DISTRIBUTION(4) (AS OF SEPTEMBER 30, 2002)
-------------------------------------------------
Information Technology                       59%
Cash                                         21%
Industrials                                  12%
Consumer Discretionary                        6%
Health Care                                   2%

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

GROWTH OF $10,000 INVESTMENT(5)
-------------------------------

                          Wells Fargo Specialized
                             Technology Class A               S&P 500 Index
 9/18/2000                         $9,425                        $10,000
 9/30/2000                         $9,529                         9,472
10/31/2000                         $8,426                         9,432
11/30/2000                         $6,909                         8,689
12/31/2000                         $6,437                         8,652
 1/31/2001                         $6,795                         8,960
 2/28/2001                         $5,014                         8,143
 3/31/2001                         $4,326                         7,626
 4/30/2001                         $4,637                         8,219
 5/31/2001                         $4,373                         8,274
 6/30/2001                         $4,232                         8,073
 7/31/2001                         $3,827                         7,994
 8/31/2001                         $3,327                         7,493
 9/30/2001                         $2,846                         6,888
10/31/2001                         $3,261                         7,019
11/30/2001                         $3,789                         7,558
12/31/2001                         $3,968                         7,624
 1/31/2002                         $3,817                         7,513
 2/28/2002                         $3,252                         7,368
 3/31/2002                         $3,582                         7,645
 4/30/2002                         $3,167                         7,182
 5/31/2002                         $2,950                         7,129
 6/30/2002                         $2,686                         6,621
 7/31/2002                         $2,432                         6,105
 8/31/2002                         $2,375                         6,145
 9/30/2002                         $2,102                         5,478

--------------------------------------------------------------------------------

(1) Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's Adviser has committed through January 31, 2003 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

     For Class A shares, the maximum front-end sales charge is 5.75%. The maximum contingent-deferred sales charge (CDSC) for Class B shares is 5.00%. For Class C shares, the maximum front-end sales charge is 1.00% and the maximum CDSC is 1.00%. Performance including sales charge assumes the maximum sales charge for the corresponding time period.

(2) The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.

(3) The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the portfolio.

(4) Sector distribution is subject to change.

(5) The chart compares the performance of the Wells Fargo Specialized Technology Fund Class A shares for the life of the Fund with the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

                                    EXHIBIT D

                 ADDITIONAL INFORMATION REGARDING WELLS CAPITAL

     Wells Capital Management Incorporated ("Wells Capital") was originally formed as an operating division of Wells Fargo Bank, N.A. in 1986, and was established as a wholly-owned investment adviser subsidiary in 1997. Wells Capital is located at 525 Market Street, 10th Floor, San Francisco, CA 94105.

     The owners and principal executive officers of Wells Capital are listed below. Unless otherwise indicated, the address for each is 525 Market Street, 10th Floor, San Francisco, CA 94150. No officers or trustees of the Montgomery Funds are officers, directors, employees, shareholders or general partners of Wells Capital. No officers or trustees of the Montgomery Funds have any material interest in Wells Capital, or in any material transaction in which Wells Capital or an affiliate is a party.

Name                        Position at Wells Capital              Principal Occupation(s)
----                        -------------------------              -----------------------
David A. Hoyt               Director                               Executive Vice President, Group
                                                                   Head, Wholesale Banking,
                                                                   Wells Fargo Bank, N.A.

Robert W. Bissell           Director and President                 Same as position at Wells Capital

J. Mari Casas               Executive Vice President,              Same as position at Wells Capital
                            Chief Information Officer

Kirk Hartman                Executive Vice President,              Same as position at Wells Capital
                            Director of Portfolio Management

William L. Timoney          Executive Vice President,              Same as position at Wells Capital
                            Client Services

Amru A. Khan                Executive Vice President,              Same as position at Wells Capital
                            Sales and Marketing

David O'Keefe               Chief Financial Officer                Same as position at Wells Capital

Thomas M. O'Malley          Executive Vice President,              Same as position at Wells Capital
                            Short Duration/Liquidity Management

James W. Paulsen            Executive Vice President,              Same as position at Wells Capital
                            Chief Investment Officer

Monica W. Poon              Chief Compliance Officer               Same as position at Wells Capital

Name and Address            Relationship to Wells Capital
-------------------------   ------------------------------------
Wells Fargo Bank, N.A.      Direct Parent Company
420 Montgomery Street       Controlling Owner
San Francisco, CA 94163

Wells Fargo & Company       Ultimate Parent Company
420 Montgomery Street       Controlling Owner
San Francisco, CA 94163

     Wells Capital serves as the sub-adviser to certain Funds in the Wells Fargo Funds family that have similar investment objectives and styles as certain Montgomery Funds. The chart below lists certain required information about similar funds advised by Wells Capital. Because Wells Capital does not provide the same range of services to these Funds as a sub-adviser that it will provide to the Montgomery Funds during the interim period, the chart below also lists the advisory fee for each of the Funds below, which is a more complete comparison of comparative costs given the broader range of services that Wells Capital will perform as the adviser of the Montgomery Funds. Wells Capital did not waive or otherwise reduce the compensation to which it was entitled for providing investment sub-advisory services to the Funds listed below.

                                                                                 Current Sub-Advisory
                                          Asset Size as of        Current        Fee Based on Average
Name of Fund                             November 30, 2002     Advisory Fee        Daily Net Assets
-------------------------------------   -------------------   --------------   -----------------------
Government Money Market Fund            $4,987,579,562         0.35%(1)        0-1 billion     0.05%
                                                                               > 1 billion     0.04%

Intermediate Government Income Fund     $  766,982,181         0.50%           0-400 million   0.15%
                                                                               400-800 million 0.125%
                                                                               >800 million    0.10%

Limited Term Government Income Fund     $  245,209,002         0.50%           0-400 million   0.15%
                                                                               400-800 million 0.125%
                                                                               >800 million    0.10%

Mid Cap Growth Fund                     $    9,276,583         0.75%           0-200 million   0.25%
                                                                               >200 million    0.20%

Small Cap Growth Fund                   $  197,674,967         0.90%           0-200 million   0.25%
                                                                               >200 million    0.20%

------------
(1) The Acquiring Fund's Board has approved a reduction of the investment advisory fee from 0.35% to 0.10% and the institution of a shareholder servicing fee of 0.25%. These changes are expected to go into effect in late July 2003. These changes would not affect either the gross or net operating expense ratio of the Acquiring Fund.

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION
                                February 5, 2003

                              THE MONTGOMERY FUNDS
                             THE MONTGOMERY FUNDS II
                              101 CALIFORNIA STREET
                         SAN FRANCISCO, CALIFORNIA 94111

               April 25, 2003 Special Meeting of the Shareholders
                                     of the

                        Montgomery Emerging Markets Fund
                 Montgomery Global Tech, Telecom and Media Fund
                     Montgomery Government Money Market Fund
                             Montgomery Growth Fund
                      Montgomery International Growth Fund
                             Montgomery Mid Cap Fund
                 Montgomery Short Duration Government Bond Fund
                            Montgomery Small Cap Fund
                          Montgomery Total Return Fund

                         Series of The Montgomery Funds

                                       and

                     Montgomery Emerging Markets Focus Fund
           Montgomery Institutional Series: Emerging Markets Portfolio

                        Series of The Montgomery Funds II

      This Statement of Additional Information or SAI is not a prospectus but should be read in conjunction with the Combined Proxy Statement/Prospectus dated February 5, 2003, which we refer to as the Proxy/Prospectus, for the Special Meeting of Shareholders of the eleven Montgomery Funds listed above, which we call the Montgomery Funds, to be held on Friday, April 25, 2003. The Proxy/Prospectus may be obtained without charge by calling 1-800-572-FUND or writing to The Montgomery Funds, 101 California Street, 35th Floor, San Francisco, California 94111, or calling 1-800-222-8222 or writing to Wells Fargo Funds Trust, P.O. Box 8266, Boston, MA 02266-8266. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy/Prospectus.

Incorporation of Documents by Reference in Statement of Additional Information

The following documents are hereby incorporated into this SAI by reference:

(1) The SAI for the Montgomery Institutional Series: Emerging Markets Portfolio, dated October 31, 2002.

(2) The SAI for the Montgomery Emerging Markets Focus Fund, Montgomery Emerging Markets Fund, Montgomery Global Tech, Telecom and Media Fund, Montgomery Government Money Market, Montgomery Growth Fund, Montgomery International Growth Fund, Montgomery Mid Cap Fund, Montgomery Short Duration Government Bond Fund, Montgomery Small Cap Fund and Montgomery Total Return Bond Fund, dated October 31, 2002.

(3) The SAI for the Wells Fargo International Equity Fund, Wells Fargo Large Company Growth Fund, Wells Fargo Mid Cap Growth Fund, and the Wells Fargo Specialized Technology Fund, dated as of February 1, 2003.

(4) The SAI for the Wells Fargo Government Money Market Fund, dated as of August 1, 2002, as supplemented August 23, 2002, September 6, 2002, and September 10, 2002.

(5) Report of Independent Auditor and audited report financial statements of the Montgomery Institutional Series: Emerging Markets Portfolio, dated as of June 30, 2002.

(6) Report of Independent Auditors and audited annual report financial statements of the Montgomery Emerging Markets Focus Fund, Montgomery Emerging Markets Fund, Montgomery Global Tech, Telecom and Media Fund, Montgomery Government Money Market, Montgomery Growth Fund, Montgomery International Growth Fund, Montgomery Mid Cap Fund, Montgomery Short Duration Government Bond Fund, Montgomery Small Cap Fund and Montgomery Total Return Bond Fund, dated as of June 30, 2002.

(7) Report of the Independent Auditors and audited annual report financial statements of the Wells Fargo International Equity Fund, Wells Fargo Large Company Growth Fund, Wells Fargo Mid Cap Growth Fund, and the Wells Fargo Specialized Technology Fund, dated as of September 30, 2002.

(8) Report of Independent Auditors and audited annual report financial statements of the Wells Fargo Government Money Market Fund, dated as of March 31, 2002.

(9) Unaudited financial report statements of the Wells Fargo Government Money Market Fund, dated as of September 30, 2002.

                                Table of Contents

General Information ..................................................    B-4

Explanatory Note to Pro Forma Financial Statements ...................    B-5

Pro-Forma Financial Statements and Schedules

Notes to Pro Forma Financial Statements*

*THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE PRO FORMA FINANCIAL STATEMENTS AND SCHEDULES.

General Information

      This SAI relates to the Reorganization of eleven Montgomery Funds listed below, which we refer to as the Montgomery Funds, with ten funds of Wells Fargo Funds listed below, which we refer to as the Acquiring Funds (the
"Reorganization").

                      MONTGOMERY FUND                                                   ACQUIRING FUND
-----------------------------------------------------------------------------------------------------------------------------
 Montgomery Global Tech, Telecom and Media Fund                    WF Specialized Technology Fund
               Class R                                                            Class A
-----------------------------------------------------------------------------------------------------------------------------
Montgomery Government Money Market Fund                            WF Government Money Market Fund
               Class R                                                            Service Class
-----------------------------------------------------------------------------------------------------------------------------
Montgomery Growth Fund                                             WF Large Company Growth Fund
               Class P/Class R                                                    Class A
-----------------------------------------------------------------------------------------------------------------------------
Montgomery International Growth Fund                               WF International Equity Fund
               Class P/Class R                                                    Class A
-----------------------------------------------------------------------------------------------------------------------------
Montgomery Mid Cap Fund                                            WF Mid Cap Growth Fund
               Class R                                                            Class A
-----------------------------------------------------------------------------------------------------------------------------
Montgomery Emerging Markets Focus Fund                             WF Montgomery Emerging Markets Focus Fund (New Fund)
               Class A                                                            Class A
               Class B                                                            Class B
               Class C                                                            Class C
               Class R                                                            Institutional Class
-----------------------------------------------------------------------------------------------------------------------------
Montgomery Emerging Markets Fund                                   WF Montgomery Emerging Markets Focus Fund (New Fund)
               Class A                                                            Class A
               Class B                                                            Class B
               Class C                                                            Class C
               Class R                                                            Class A
-----------------------------------------------------------------------------------------------------------------------------
Montgomery Institutional Series: Emerging Markets Portfolio        WF Montgomery Institutional Emerging Markets Fund (New
                                                                         Fund), Select Class
-----------------------------------------------------------------------------------------------------------------------------
Montgomery Short Duration Government Bond Fund                    WF Montgomery Short Duration Government Bond Fund (New
                                                                         Fund)
               Class A                                                            Class A
               Class B                                                            Class B
               Class C                                                            Class C
               Class R                                                            Institutional Class
-----------------------------------------------------------------------------------------------------------------------------
Montgomery Small Cap Fund                                          WF Montgomery Small Cap Fund (New Fund)
               Class P/Class R                                                    Class A
-----------------------------------------------------------------------------------------------------------------------------
Montgomery Total Return Bond Fund                                  WF Montgomery Total Return Bond Fund (New Fund)
               Class A                                                            Class A
               Class B                                                            Class B
               Class C                                                            Class C
               Class R                                                            Institutional Class
               Class I                                                            Select Class

The Reorganization of each Montgomery Fund will involve the following three steps:

      o the transfer of the assets and liabilities of the Montgomery Fund to its corresponding Acquiring Fund in exchange for designated classes of the corresponding Acquiring Fund having equivalent value to the net assets transferred;

      o the pro rata distribution of the Acquiring Fund shares to the shareholders of record of the Montgomery Fund as of the effective date of the Reorganization in full redemption of all shares of the Montgomery Fund; and

      o     the liquidation and termination of the Montgomery Funds.

      As a result of the Reorganization, shareholders of each Montgomery Fund will become a shareholder of the corresponding Acquiring Fund having the same total value of shares as the shares of the Montgomery Fund that they held immediately before the Reorganization. If a majority of the shares of one of the Montgomery Funds does not approve the Reorganization, that Fund will not participate in the Reorganization. In such a case, the Montgomery Fund will continue its operations beyond the date of the Reorganization and the Board of Trustees of the affected Montgomery Fund will consider what further action is appropriate, including the possible liquidation of the Fund.

      For further information about the transaction, see the Proxy/Prospectus.

      Pro Forma Financial Statements

      Explanatory Note

      Pro Forma financial statements for the Montgomery Government Money Market Fund/Wells Fargo Government Money Market Fund Reorganization are not included because as of February 1, 2003, the assets of the Montgomery Government Money Market Fund constituted less than 10% of the assets of the Wells Fargo Government Money Market Fund.

      The Montgomery Institutional Series: Emerging Markets Portfolio, Montgomery Short Duration Government Bond Fund, Montgomery Small Cap Fund and the Montgomery Total Return Bond Fund will be reorganized into the Wells Fargo Montgomery Institutional Emerging Markets Fund, Wells Fargo Montgomery Short Duration Government Bond Fund, Wells Fargo Montgomery Small Cap Fund, and Wells Fargo Montgomery Total Return Bond Fund, respectively, four newly-created funds which currently have no assets or liabilities. Pro forma combining financial statements for these funds are not included in the Proxy/Prospectus because the only significant pro forma financial statement impact relates to the fees and expenses of the Funds, which are summarized in the Fee Tables contained in Exhibit A of Part A of the Proxy/Prospectus. Shareholders of these four Montgomery Funds should review the Fee Tables in Exhibit A of the Proxy/Prospectus to compare the fees and expenses of the Wells Fargo Montgomery Institutional Emerging Markets Fund, Wells Fargo Montgomery Short Duration Government Bond Fund, Wells Fargo Montgomery Small Cap Fund, and/or the Wells Fargo Montgomery Total Return Bond Fund with those of their corresponding Montgomery Fund.

      The Montgomery Emerging Markets Fund and the Montgomery Emerging Markets Focus Fund will be reorganized into the Wells Fargo Montgomery Emerging Markets Focus Fund, a newly-created Fund which currently has no assets or liabilities. Pro forma combining financial statements as of June 30, 2002 are included to show the pro forma effect of combining the two Montgomery Funds into the new Wells Fargo Montgomery Emerging Markets Focus Fund.

Wells Fargo Montgomery Emerging Markets Focus Fund
PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2002  (Unaudited)

                                                              Montgomery           Montgomery
                                                           Emerging Markets      Emerging Markets
                                                              Focus Fund            Fund
                                                           ----------------      ----------------
ASSETS
Investments:
      In securities, at market value (see cost below)     $ 24,845,097          $ 135,791,635
Collateral for Securities Loaned                               176,575             17,507,250
Foreign currency, at value                                     655,881                129,236
Receivables:                                                      --
      Dividends, interest, other receivables                    30,830                294,766
      Fund shares sold                                          15,888                 20,373
      Investment securities sold                               468,015              2,968,218
Prepaid expenses and other assets                               14,149                    265
Total Assets                                                26,206,435            156,711,743
LIABILITIES
Net unrealized depreciation of forward foreign-
  currency exchange contracts                                    7,492                  4,445
Payables:                                                         --
      Collateral payable to broker                             176,575             17,507,250
      Borrowing on line of credit                                    0              3,000,000
      Investment securities purchased                        2,124,794                165,002
      Fund shares redeemed                                     229,030                554,624
      Due to other related parties                                 793                 19,436
      Due to advisor and affiliates                             46,465                 89,942
      Other                                                    601,065                287,738
Total Liabilities                                            3,186,214             21,628,437
TOTAL NET ASSETS                                          $ 23,020,221          $ 135,083,306

Net assets consist of:
      Paid-in capital                                     $ 28,179,833          $ 472,596,915
      Undistributed net investment income (loss)              (119,813)              (361,298)
      Undistributed net realized gain (loss)                      --
           on investments and foreign currencies            (6,738,153)          (342,897,744)
      Net unrealized appreciation (depreciation)                  --
           of investments and foreign currencies             1,698,354              5,745,433
TOTAL NET ASSETS                                          $ 23,020,221          $ 135,083,306

COMPUTATION OF NET ASSET VALUE
   AND OFFERING PRICE PER SHARE
Net assets - Class A                                      $     22,616           $    437,633
Shares outstanding - Class A                                     1,560                 52,095
Net asset value per share - Class A                       $      14.50           $       8.40
Maximum offering price per share - Class A (2)            $      15.38           $       8.91
Net assets - Class B                                      $     11,385           $         12
Shares outstanding - Class B                                       784                      1
Net asset value and offering price per
     share - Class B                                      $      14.52           $       8.70
Net assets - Class C                                      $     12,629           $     23,526
Shares outstanding - Class C                                       872                  2,727
Net asset value and offering price per
     share - Class C                                      $      14.48           $       8.63
Net assets - Class R                                      $ 22,973,591           $134,622,135
Shares outstanding - Class  R                                1,594,138             15,588,356
Net asset value and offering price per
     share - Class R                                      $      14.41           $       8.64

INVESTMENTS AT COST                                       $ 23,146,034           $130,054,535
--------------------------------------------------------------------------------------------------

                                                                                     WF Montgomery
                                                                                     Emerging Markets
                                                             Pro Forma             Focus Fund Pro Forma
                                                             Adjustments              Combined
                                                             -----------           --------------------
ASSETS
Investments:
      In securities, at market value (see cost below)                              $ 160,636,732
Collateral for Securities Loaned                                                      17,683,825
Foreign currency, at value                                                               785,117
Receivables:
      Dividends, interest, other receivables                                             325,596
      Fund shares sold                                                                    36,261
      Investment securities sold                                                       3,436,233
Prepaid expenses and other assets                                                         14,414
Total Assets                                                  --                     182,918,178
LIABILITIES
Net unrealized depreciation of forward foreign-
  currency exchange contracts                                                             11,937
Payables:
      Collateral payable to broker                                                    17,683,825
      Borrowing on line of credit                                                      3,000,000
      Investment securities purchased                                                  2,289,796
      Fund shares redeemed                                                               783,654
      Due to other related parties                                                        20,229
      Due to advisor and affiliates                                                      136,407
      Other                                                                              888,803
Total Liabilities                                             --                      24,814,651
TOTAL NET ASSETS                                             $--                   $ 158,103,527

Net assets consist of:
      Paid-in capital                                                              $ 500,776,748
      Undistributed net investment income (loss)                                        (481,111)
      Undistributed net realized gain (loss)
           on investments and foreign currencies                                    (349,635,897)
      Net unrealized appreciation (depreciation)
           of investments and foreign currencies                                       7,443,787
TOTAL NET ASSETS                                             $--                   $ 158,103,527

COMPUTATION OF NET ASSET VALUE
   AND OFFERING PRICE PER SHARE
Net assets - Class A                                       $134,622,135             $135,082,384
Shares outstanding - Class A                                  9,264,019 (1)            9,317,674
Net asset value per share - Class A                                                 $      14.50
Maximum offering price per share - Class A (2)                                      $      15.38
Net assets - Class B                                                                $     11,397
Shares outstanding - Class B                                                                 785
Net asset value and offering price per
     share - Class B                                                                $      14.52
Net assets - Class C                                                                $     36,155
Shares outstanding - Class C                                     (1,103)(1)                2,496
Net asset value and offering price per
     share - Class C                                                                $      14.48
Net assets - Class R                                      $(134,622,135)            $ 22,973,591
Shares outstanding - Class  R                               (15,588,356)(1)         $  1,594,138
Net asset value and offering price per
     share - Class R                                                                $      14.41

INVESTMENTS AT COST                                                                 $153,200,569
--------------------------------------------------------------------------------------------------

(1) Share adjustments based on surviving Fund NAV.
(2) Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more the offering price is reduced.

[THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Wells Fargo Montgomery Emerging Markets Focus Fund
PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended June 30, 2002 (Unaudited)


                                                                 Montgomery               Montgomery
                                                              Emerging Markets         Emerging Markets
                                                                 Focus Fund                 Fund
                                                              ----------------         ----------------

INVESTMENT INCOME
  Dividends                                                          $  218,462         $3,381,107
  Interest                                                               33,170             33,204
  Security Lending Income                                                   672             45,633
  Foreign taxes withheld                                                 (7,369)          (173,652)
Total Investment Income                                                 244,935          3,286,292

EXPENSES
  Advisory fees                                                         116,076          2,854,433
  Administration fees                                                     7,366            103,520
      Class A                                                                 0                  0
      Class B                                                                 0                  0
      Class C                                                                 0                  0
      Inst Class                                                              0                  0
  Custody fees                                                           18,338            191,931
  Shareholder servicing fees                                                  0                  0
  Portfolio accounting fees                                               4,903             67,371
  Transfer agency fees
      Class A                                                            26,483            521,089
      Class B                                                                 0                  0
      Class C                                                                 0                  0
      Inst Class                                                              0                  0
  Distribution fees
      Class A                                                                 9                921
      Class B                                                                10                  0
      Class C                                                                34                 37
  Legal and audit fees                                                   49,000            144,203
  Registration fees                                                      28,407             29,409
  Directors' fees                                                         2,179             15,520
  Shareholder reports                                                    49,419             95,520
  Other                                                                 203,949            147,464
Total Expenses                                                          506,173          4,171,418
Less:
      Waived fees and reimbursed expenses fees                         (324,058)        (1,282,152)
Net expenses                                                            182,115          2,889,266
NET INVESTMENT INCOME (LOSS)                                             62,820            397,026

REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS
  Net realized gain (loss) on sale of investments                      (884,132)       (18,688,055)
  Net realized gain (loss) on foreign currency
       transactions                                                    (137,232)          (596,141)
  Net change in unrealized appreciation
      or depreciation of investments                                  1,400,013         13,580,154
   Net change in unrealized appreciation or depreciation
       of foreign currency transactions                                   7,709             18,262
   Net change in unrealized appreciation or depreciation
       of forward foreign currency exchange contracts                    (7,953)            (4,445)
Net Gain (Loss) on Investments                                          378,405         (5,690,225)
NET INCREASE(DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                           $  441,225        $(5,293,199)
-------------------------------------------------------------------------------------------------------

                                                                                      WF Montgomery
                                                                                    Emerging Markets
                                                               Pro Forma          Focus Fund Pro Forma
                                                              Adjustments              Combined
                                                              -----------         --------------------

INVESTMENT INCOME
  Dividends                                                                        $3,599,569
  Interest                                                                             66,374
  Security Lending Income                                                              46,305
  Foreign taxes withheld                                                             (181,021)
Total Investment Income                                             --              3,531,227

EXPENSES
  Advisory fees                                               (1,227,726)(1)        1,742,783
  Administration fees                                            (31,669)(1)           79,217
      Class A                                                    147,875(1)           147,875
      Class B                                                          2(1)                 2
      Class C                                                         14(1)                14
      Inst Class                                                   7,380(1)             7,380
  Custody fees                                                   185,818(1)           396,087
  Shareholder servicing fees                                     369,729              369,729
  Portfolio accounting fees                                      (25,243)(1)           47,031
  Transfer agency fees
      Class A                                                   (281,397)(1)          266,175
      Class B                                                          4(1)                 4
      Class C                                                         26(1)                26
      Inst Class                                                  13,706(1)            13,706
  Distribution fees
      Class A                                                       (930)(1)             --
      Class B                                                          5(1)                15
      Class C                                                         36(1)               107
  Legal and audit fees                                          (143,203)(1)           50,000
  Registration fees                                              (27,816)(1)           30,000
  Directors' fees                                                (11,973)(1)            5,726
  Shareholder reports                                            (94,939)(1)           50,000
  Other                                                         (151,413)(1)          200,000
Total Expenses                                                (1,271,714)           3,405,877
Less:
      Waived fees and reimbursed expenses fees                 1,179,086(1)          (427,124)
Net expenses                                                     (92,628)           2,978,753
NET INVESTMENT INCOME (LOSS)                                      92,628              552,474

REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS
  Net realized gain (loss) on sale of investments                                  (19,572,187)
  Net realized gain (loss) on foreign currency
       transactions                                                                  (733,373)
  Net change in unrealized appreciation
      or depreciation of investments                                               14,980,167
   Net change in unrealized appreciation or depreciation
       of foreign currency transactions                                                25,971
   Net change in unrealized appreciation or depreciation
       of forward foreign currency exchange contracts                                 (12,398)
Net Gain (Loss) on Investments                                                     (5,311,820)
NET INCREASE(DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                        92,628           $(4,759,346)
-------------------------------------------------------------------------------------------------------

(1) To adjust expenses to reflect the Combined Fund's estimated fees and expenses, based on contractual rates or elimination of duplicative services.

[THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Wells Fargo Montgomery Emerging Markets Focus Fund
Pro Forma Portfolio of Investments
For the Year Ended June 30, 2002 (Unaudited)(Note 1)

                   Shares                                         Security Name
---------------------------------------------------------------------------------------------------------------

                                     WF
                                  Montgomery
                                   Emerging
                   Montgomery       Markets
     Montgomery    Emerging       Focus Fund
      Emerging      Markets        Pro Forma
   Markets Fund    Focus Fund       Combined
                                                  Common Stock  - 94.88%
                                                  Argentina - 0.61%
         35,900                       35,900      Quilmes Industrial S.A., ADR
                                                    (Beverages: Alcoholic)
         39,200                       39,200      Siderca S.A.I.C., ADR (Steel)




                                                  Brazil - 4.06%
         44,400        34,400         78,800      Aracruz Celulose S.A., Sponsored ADR (Pulp & Paper)
     41,000,000    40,000,000     81,000,000      Companhia Siderurgica Nacional S.A. (Steel)
        121,900        35,400        157,300      Petroleo Brasileiro S.A. (Integrated Oil)
        130,800                      130,800      Tele Centro Oeste Celular Participacoes S.A.,
                                                    ADR (Wireless Telecommunications)




                                                  China/Hong Kong - 8.02%
        183,100                      183,100      China Mobile Ltd., Sponsored ADR
                                                    (Wireless Telecommunications)
        238,500                      238,500      China Mobile Ltd.+ (Wireless Telecommunications)
     10,578,000     3,816,000     14,394,000      China Petroleum & Chemical Corporation, Class H
                                                    (Integrated Oil)
        610,000                      610,000      China Unicom Ltd.+ (Major Telecommunications)
        627,000                      627,000      CNOOC Ltd. (Oil & Gas Production)
      3,561,000                    3,561,000      PetroChina Company Ltd., Class H+ (Integrated Oil)
         86,700        27,200        113,900      UTStarcom, Inc.+ (Telecommunications Equipment)
      6,591,000     8,200,000     14,791,000      Wah Sang Gas Holdings Ltd.+ (Oil & Gas Pipelines)




                                                  Czech Republic - 2.69%
         83,300                       83,300      Komercni Banka A.S.+ (Regional Banks)


                                                  Hungary - 1.87%
        376,500                      376,500      OTP Bank Rt. (Regional Banks)


                                                  India - 3.34%
        101,095                      101,095      Hindalco Industries Ltd. (Aluminum)
        233,000                      233,000      Hindustan Lever Ltd.+ (Household/Personal Care)
        233,000                      233,000      Mahanagar Telephone Nigam Ltd. (Specialty Telecommunications)
        323,975                      323,975      Reliance Industries Ltd.+ (Chemicals: Major Diversified)
         85,000                       85,000      State Bank of India (Regional Banks)




                                                  Indonesia - 1.52%
      1,937,000                    1,937,000      PT Ramayana Lestari Sentosa Tbk (Department Stores)
      3,409,000                    3,409,000      PT Telekomunikasi Indonesia (Specialty Telecommunications)




                                                  Israel - 0.97%
         64,000                       64,000      Check Point Software Technologies Ltd.+
                                                    (Internet Software Services)
         10,000                       10,000      Teva Pharmaceutical Industries Ltd., Sponsored ADR
                                                    (Pharmaceuticals: Other)




                                                  Korea - 13.10%
         29,159         3,420         32,579      Samsung Electronics Company Ltd.
                                                    (Electronic Equipment/Instruments)
                        6,200          6,200      Samsung Electronics Company Ltd., GDR
                                                    (Electronic Equipment/Instruments)
         71,210                       71,210      Hyundai Motor Company Ltd. (Motor Vehicles)
         53,114                       53,114      Kookmin Bank (Major Banks)
         72,170                       72,170      Koram Bank+ (Regional Banks)
         46,070                       46,070      LG Chem Ltd. (Chemicals: Specialty)
         53,400        17,800         71,200      LG Electronics, Inc.+ (Electronics/Appliances)
         14,530         7,880         22,410      POSCO (Steel)
         33,200        14,400         47,600      POSCO, ADR (Steel)
         80,100                       80,100      Shinhan Financial Group Company Ltd. (Regional Banks)
          9,150         4,070         13,220      Shinsegae Company Ltd. (Specialty Stores)
         16,450                       16,450      SK Telecom Company Ltd. (Wireless Telecommunications)

                Security Name                                                      Market Value
-------------------------------------------------------------------------------------------------------------

                                                                                                      WF
                                                                                                  Montgomery
                                                                                                   Emerging
                                                                                    Montgomery      Markets
                                                                   Montgomery       Emerging      Focus Fund
                                                                     Emerging        Markets       Pro Forma
                                                                   Markets Fund     Focus Fund      Combined
Common Stock  - 94.88%
Argentina - 0.61%
Quilmes Industrial S.A., ADR                                            351,102                     351,102
  (Beverages: Alcoholic)
Siderca S.A.I.C., ADR (Steel)                                           619,752                     619,752
                                                                  -------------------------------------------
                                                                        970,854             0       970,854
                                                                  -------------------------------------------

Brazil - 4.06%
Aracruz Celulose S.A., Sponsored ADR (Pulp & Paper)                     888,000       688,000     1,576,000
Companhia Siderurgica Nacional S.A. (Steel)                             653,097       637,168     1,290,265
Petroleo Brasileiro S.A. (Integrated Oil)                             2,308,549       670,407     2,978,956
Tele Centro Oeste Celular Participacoes S.A.,                           579,444                     579,444
  ADR (Wireless Telecommunications)
                                                                  -------------------------------------------
                                                                      4,429,090     1,995,575     6,424,665
                                                                  -------------------------------------------

China/Hong Kong - 8.02%
China Mobile Ltd., Sponsored ADR                                      2,676,922                   2,676,922
  (Wireless Telecommunications)
China Mobile Ltd.+ (Wireless Telecommunications)                        706,345                     706,345
China Petroleum & Chemical Corporation, Class H                       1,885,102       680,048     2,565,150
  (Integrated Oil)
China Unicom Ltd.+ (Major Telecommunications)                           469,243                     469,243
CNOOC Ltd. (Oil & Gas Production)                                       840,041                     840,041
PetroChina Company Ltd., Class H+ (Integrated Oil)                      757,873                     757,873
UTStarcom, Inc.+ (Telecommunications Equipment)                       1,747,438       548,216     2,295,654
Wah Sang Gas Holdings Ltd.+ (Oil & Gas Pipelines)                     1,056,277     1,314,136     2,370,413
                                                                  -------------------------------------------
                                                                     10,139,241     2,542,400    12,681,641
                                                                  -------------------------------------------

Czech Republic - 2.69%
Komercni Banka A.S.+ (Regional Banks)                                 4,257,815                   4,257,815
                                                                  -------------------------------------------

Hungary - 1.87%
OTP Bank Rt. (Regional Banks)                                         2,957,283                   2,957,283
                                                                  -------------------------------------------

India - 3.34%
Hindalco Industries Ltd. (Aluminum)                                   1,470,181                   1,470,181
Hindustan Lever Ltd.+ (Household/Personal Care)                         922,034                     922,034
Mahanagar Telephone Nigam Ltd. (Specialty Telecommunications)           678,828                     678,828
Reliance Industries Ltd.+ (Chemicals: Major Diversified)              1,786,968                   1,786,968
State Bank of India (Regional Banks)                                    418,389                     418,389
                                                                  -------------------------------------------
                                                                      5,276,400             0     5,276,400
                                                                  -------------------------------------------

Indonesia - 1.52%
PT Ramayana Lestari Sentosa Tbk (Department Stores)                     928,150                     928,150
PT Telekomunikasi Indonesia (Specialty Telecommunications)            1,467,204                   1,467,204
                                                                  -------------------------------------------
                                                                      2,395,354             0     2,395,354
                                                                  -------------------------------------------

Israel - 0.97%
Check Point Software Technologies Ltd.+                                 867,520                     867,520
  (Internet Software Services)
Teva Pharmaceutical Industries Ltd., Sponsored ADR                      667,850                     667,850
  (Pharmaceuticals: Other)
                                                                  -------------------------------------------
                                                                      1,535,370             0     1,535,370
                                                                  -------------------------------------------

Korea - 13.10%
Samsung Electronics Company Ltd.                                      7,974,490       935,312     8,909,802
  (Electronic Equipment/Instruments)
Samsung Electronics Company Ltd., GDR                                                 851,260       851,260
  (Electronic Equipment/Instruments)
Hyundai Motor Company Ltd. (Motor Vehicles)                           2,139,852                   2,139,852
Kookmin Bank (Major Banks)                                            2,578,435                   2,578,435
Koram Bank+ (Regional Banks)                                            644,911                     644,911
LG Chem Ltd. (Chemicals: Specialty)                                   1,665,873                   1,665,873
LG Electronics, Inc.+ (Electronics/Appliances)                        2,130,673       710,225     2,840,898
POSCO (Steel)                                                         1,612,431       874,464     2,486,895
POSCO, ADR (Steel)                                                      905,364       392,688     1,298,052
Shinhan Financial Group Company Ltd. (Regional Banks)                 1,131,920                   1,131,920
Shinsegae Company Ltd. (Specialty Stores)                             1,551,621       690,174     2,241,795
SK Telecom Company Ltd. (Wireless Telecommunications)                 3,685,183                   3,685,183
                                                                  -------------------------------------------
                                                                     18,046,263     2,667,551    20,713,814
                                                                  -------------------------------------------

                                            Malaysia - 1.96%
        128,000                    128,000  Maxis Communications Berhad (Wireless Telecommunications)
      1,504,600                  1,504,600  Public Bank Berhad (Regional Banks)
        215,000                    215,000  Resorts World Berhad (Hotels/Resorts/Cruiselines)
        249,000                    249,000  Telekom Malaysia Berhad (Major Telecommunications)
        168,000                    168,000  Tenaga Nasional Berhad+ (Electric Utilities)


                                            Mexico - 8.14%
        479,100                    479,100  Alfa S.A., Series A+ (Industrial Conglomerates)
         86,600                     86,600  America Movil S.A. de C.V., Series L (Wireless Telecommunications)
        185,600                    185,600  Apasco S.A. de C.V. (Construction Materials)
         43,300      18,600         61,900  Fomento Economico Mexicano S.A. de C.V., Sponsored ADR
                                               (Beverages: Alcoholic)
      3,306,700   1,376,000      4,682,700  Grupo Financiero BBVA Bancomer S.A. de C.V., Series O+
                                               (Regional Banks)
        416,000                    416,000  Grupo Mexico S.A., Series B (Other Metals/Minerals)
        224,400                    224,400  Organizacion Soriana S.A. de C.V., Series B+ (Specialty Stores)
         75,880                     75,880  Telefonos de Mexico S.A. de C.V., Series L, Sponsored ADR+
                                               (Major Telecommuni

                                            Pakistan - 0.29%
      1,185,000                  1,185,000  Hub Power Company Ltd. (The) (Electric Utilities)

                                            Peru - 1.02%
         62,900                     62,900  Compania de Minas Buenaventura S.A., ADR (Precious Metals)
              1                          1  Ferreyros Enrique S.A., ADR+ (Trucks/Construction/Farm Machine)

                                            Philippines - 1.51%
      5,432,000                  5,432,000  Ayala Land, Inc. (Real Estate Development)
        239,600                    239,600  Philippine Long Distance Telephone Company, Sponsored
                                               ADR (Specialty Telecomns)

                                            Poland - 0.32%
         22,380                     22,380  Bank Pekao S.A. (Regional Banks)

                                            Russia - 6.41%
         55,200      32,100         87,300  Gazprom, Sponsored ADR, Series S (Oil & Gas Pipelines)
         39,600                     39,600  Lukoil Holding Company Sponsored ADR (Integrated Oil)
         59,800                     59,800  Mobile Telesystems, ADR (Wireless Telecommunications)
         23,000       8,000         31,000  YUKOS, ADR (Integrated Oil)

                                            South Africa - 15.33%
         87,300      16,600        103,900  Anglo American Platinum Corporation Ltd. (Precious Metals)
        326,432                    326,432  Anglo American PLC (Other Metals/Minerals)
        257,700      92,800        350,500  Gold Fields Ltd. (Precious Metals)
         44,700      41,700         86,400  Harmony Gold Mining Company Ltd. (Precious Metals)
         54,930                     54,930  Impala Platinum Holdings Ltd. (Precious Metals)
         18,970                     18,970  Pepsi International Bottlers (Beverages: Non-Alcoholic)
         96,800                     96,800  Sappi Ltd. (Pulp & Paper)
        400,336      59,200        459,536  Sasol Ltd. (Chemicals: Major Diversified)

                                            Taiwan - 16.19%
        463,000                    463,000  Asustek Computer, Inc.+ (Computer Processing Hardware)
        570,058                    570,058  Cathay Financial Holding Company Ltd.+ (Life/Health Insurance)
      3,439,000   1,668,000      5,107,000  China Steel Corporation (Steel)
      1,520,000     765,000      2,285,000  Chinatrust Financial Holding Company Ltd.+ (Regional Banks)
      1,589,250                  1,589,250  Compal Electronics, Inc. (Computer Processing Hardware)
      2,244,000     925,000      3,169,000  Formosa Chemicals & Fibre Corporation (Chemicals: Major Diversified)
        716,000                    716,000  Formosa Plastic Corporation (Chemicals: Specialty)
        459,600     185,000        644,600  Hon Hai Precision Industry Company Ltd. (Computer Peripherals)
        187,000                    187,000  Quanta Computer, Inc. (Computer Processing Hardware)
        156,000                    156,000  Realtek Semiconductor Corporation (Semiconductors)
      3,049,017     555,280      3,604,297  Taiwan Semiconductor Manufacturing Company Ltd.+ (Semiconductors)
      1,255,490                  1,255,490  United Microelectronics Corporation+ (Semiconductors)
      1,425,000                  1,425,000  Yuanta Core Pacific Securities Company+ (Investment Banks/Brokers)

                                            Thailand - 1.02%
        480,100                    480,100  Bangkok Bank Public Company Ltd.+ (Regional Banks)
         31,800                     31,800  Siam Cement Public Company Ltd. (The) (Construction Materials)


                                            Turkey - 0.33%

Malaysia - 1.96%
Maxis Communications Berhad (Wireless Telecommunications)                       163,368                    163,368
Public Bank Berhad (Regional Banks)                                           1,369,978                  1,369,978
Resorts World Berhad (Hotels/Resorts/Cruiselines)                               599,737                    599,737
Telekom Malaysia Berhad (Major Telecommunications)                              520,934                    520,934
Tenaga Nasional Berhad+ (Electric Utilities)                                    442,105                    442,105
                                                                         -----------------------------------------
                                                                              3,096,122             0    3,096,122
                                                                         -----------------------------------------

Mexico - 8.14%
Alfa S.A., Series A+ (Industrial Conglomerates)                                 806,824                    806,824
America Movil S.A. de C.V., Series L (Wireless Telecommunications)            1,160,440                  1,160,440
Apasco S.A. de C.V. (Construction Materials)                                  1,088,372                  1,088,372
Fomento Economico Mexicano S.A. de C.V., Sponsored ADR                        1,698,226       729,492    2,427,718
   (Beverages: Alcoholic)
Grupo Financiero BBVA Bancomer S.A. de C.V., Series O+                        2,691,500     1,120,000    3,811,500
   (Regional Banks)
Grupo Mexico S.A., Series B (Other Metals/Minerals)                             583,801                    583,801
Organizacion Soriana S.A. de C.V., Series B+ (Specialty Stores)                 556,726                    556,726
Telefonos de Mexico S.A. de C.V., Series L, Sponsored ADR+                    2,434,231                  2,434,231
   (Major Telecommuni
                                                                         -----------------------------------------
                                                                             11,020,120     1,849,492   12,869,612
                                                                         -----------------------------------------

Pakistan - 0.29%
Hub Power Company Ltd. (The) (Electric Utilities)                               458,162                    458,162
                                                                         -----------------------------------------

Peru - 1.02%
Compania de Minas Buenaventura S.A., ADR (Precious Metals)                    1,610,240                  1,610,240
Ferreyros Enrique S.A., ADR+ (Trucks/Construction/Farm Machine)          -                                       0
                                                                         -----------------------------------------
                                                                              1,610,240             0    1,610,240
                                                                         -----------------------------------------

Philippines - 1.51%
Ayala Land, Inc. (Real Estate Development)                                      604,455                    604,455
Philippine Long Distance Telephone Company, Sponsored                         1,787,416                  1,787,416
   ADR (Specialty Telecomns)
                                                                         -----------------------------------------
                                                                              2,391,871             0    2,391,871
                                                                         -----------------------------------------

Poland - 0.32%
Bank Pekao S.A. (Regional Banks)                                                512,990                    512,990
                                                                         -----------------------------------------

Russia - 6.41%
Gazprom, Sponsored ADR, Series S (Oil & Gas Pipelines)                          910,800       529,650    1,440,450
Lukoil Holding Company Sponsored ADR (Integrated Oil)                         2,574,000                  2,574,000
Mobile Telesystems, ADR (Wireless Telecommunications)                         1,811,342                  1,811,342
YUKOS, ADR (Integrated Oil)                                                   3,197,690     1,112,240    4,309,930
                                                                         -----------------------------------------
                                                                              8,493,832     1,641,890   10,135,722
                                                                         -----------------------------------------

South Africa - 15.33%
Anglo American Platinum Corporation Ltd. (Precious Metals)                    3,403,696       647,209    4,050,905
Anglo American PLC (Other Metals/Minerals)                                    5,414,350                  5,414,350
Gold Fields Ltd. (Precious Metals)                                            3,214,322     1,157,505    4,371,827
Harmony Gold Mining Company Ltd. (Precious Metals)                              612,169       571,084    1,183,253
Impala Platinum Holdings Ltd. (Precious Metals)                               3,001,080                  3,001,080
Pepsi International Bottlers (Beverages: Non-Alcoholic)                           5,691                      5,691
Sappi Ltd. (Pulp & Paper)                                                     1,353,690                  1,353,690
Sasol Ltd. (Chemicals: Major Diversified)                                     4,231,661       625,760    4,857,421
                                                                         -----------------------------------------
                                                                             21,236,659     3,001,558   24,238,217
                                                                         -----------------------------------------

Taiwan - 16.19%
Asustek Computer, Inc.+ (Computer Processing Hardware)                        1,392,742                  1,392,742
Cathay Financial Holding Company Ltd.+ (Life/Health Insurance)                  839,475                    839,475
China Steel Corporation (Steel)                                               1,770,452       858,713    2,629,165
Chinatrust Financial Holding Company Ltd.+ (Regional Banks)                   1,342,113       675,471    2,017,584
Compal Electronics, Inc. (Computer Processing Hardware)                       1,526,936                  1,526,936
Formosa Chemicals & Fibre Corporation (Chemicals: Major Diversified)          2,041,832       841,664    2,883,496
Formosa Plastic Corporation (Chemicals: Specialty)                              859,371                    859,371
Hon Hai Precision Industry Company Ltd. (Computer Peripherals)                1,877,743       755,837    2,633,580
Quanta Computer, Inc. (Computer Processing Hardware)                            526,130                    526,130
Realtek Semiconductor Corporation (Semiconductors)                              557,977                    557,977
Taiwan Semiconductor Manufacturing Company Ltd.+ (Semiconductors)             6,205,721     1,130,172    7,335,893
United Microelectronics Corporation+ (Semiconductors)                         1,506,889                  1,506,889
Yuanta Core Pacific Securities Company+ (Investment Banks/Brokers)              882,894                    882,894
                                                                         -----------------------------------------
                                                                             21,330,275     4,261,857   25,592,132
                                                                         -----------------------------------------

Thailand - 1.02%
Bangkok Bank Public Company Ltd.+ (Regional Banks)                              791,310                    791,310
Siam Cement Public Company Ltd. (The) (Construction Materials)                  823,311                    823,311
                                                                         -----------------------------------------
                                                                              1,614,621             0    1,614,621
                                                                         -----------------------------------------

Turkey - 0.33%

    126,368,000                 126,368,000  Tupras-Turkie Petrol Rafinerileri A.S. (Oil Refining/Marketing)

                                             United Kingdom 0.00%
              1                           1  Liberty International PLC+ (Finance/Rental/Leasing)


                                             Total Common Stocks (Cost $140,484,756)


                                             Preferred Stock - 3.71%
                 101,500,000    101,500,000  Banco do Brasil S.A. (Major Banks)
    108,800,000                 108,800,000  Centrais Eletricas Brasileiras S.A., Series B+
                                                (Electric Utilities)
         73,700                      73,700  Companhia de Bebidas das Americas, ADR (Beverages: Alcoholic)
        211,400                     211,400  Companhia Paranaense de Energia-Copel, Sponsored ADR
                                                (Electric Utilities)
         40,500                      40,500  Telecomunicacoes Brasileiras S.A., Sponsored ADR
                                                (Major Telecommunications)
     53,200,000                  53,200,000  Telemar Norte Leste S.A., Series A (Major Telecommunications)
        256,000                     256,000  Usinas Siderurgicas de Minas Gerais S.A., Class A (Steel)
        487,888                     487,888  Vale do Rio Doce, Series B (Other Metals/Minerals)


                                             Total Preferred Stock (Cost $7,961,813)

                                             Short-Term Investments - 3.01%
                   1,188,500      1,188,500  Bear Stearns Securities, Inc. 1.89% dated 06/28/02, due 07/01/02
                   1,188,500      1,188,500  Countrywide Securities, Inc. 2.03% dated 06/28/02, due 07/01/02
                   1,188,500      1,188,500  Greenwich Capital Securities, Inc. 2.03% dated 6/28/02, due 7/1/02
                   1,188,500      1,188,500  J.P. Morgan Securities, Inc. 2.0% dated 6/28/02, due 7/1/02

                                             Total Short-Term Investments (Cost $4,754,000)


                                             Total Investment in Securities (Cost $153,200,569)
                                             Other Assets and Liabilities, Net

                                             Total Net Assets


Tupras-Turkie Petrol Rafinerileri A.S. (Oil Refining/Marketing)                   518,065                       518,065
                                                                              -----------------------------------------

United Kingdom 0.00%
Liberty International PLC+ (Finance/Rental/Leasing)                                     9                             9
                                                                              -----------------------------------------

Total Common Stocks (Cost $140,484,756)                                       130,265,126    19,746,895     150,012,021
                                                                              -----------------------------------------

Preferred Stock - 3.71%
Banco do Brasil S.A. (Major Banks)                                                              344,202
Centrais Eletricas Brasileiras S.A., Series B+                                  1,036,007                     1,036,007
   (Electric Utilities)
Companhia de Bebidas das Americas, ADR (Beverages: Alcoholic)                   1,145,298                     1,145,298
Companhia Paranaense de Energia-Copel, Sponsored ADR                              856,170                       856,170
   (Electric Utilities)
Telecomunicacoes Brasileiras S.A., Sponsored ADR                                  918,540                       918,540
   (Major Telecommunications)
Telemar Norte Leste S.A., Series A (Major Telecommunications)                     941,593                       941,593
Usinas Siderurgicas de Minas Gerais S.A., Class A (Steel)                         628,899                       628,899
Vale do Rio Doce, Series B (Other Metals/Minerals)                                      2                             2
                                                                              -----------------------------------------

Total Preferred Stock (Cost $7,961,813)                                         5,526,509       344,202       5,870,711

Short-Term Investments - 3.01%
Bear Stearns Securities, Inc. 1.89% dated 06/28/02,                                           1,188,500       1,188,500
   due 07/01/02
Countrywide Securities, Inc. 2.03% dated 06/28/02,                                            1,188,500       1,188,500
   due 07/01/02
Greenwich Capital Securities, Inc. 2.03% dated 6/28/02,                                       1,188,500       1,188,500
   due 7/1/02
J.P. Morgan Securities, Inc. 2.0% dated 6/28/02, due 7/1/02                                   1,188,500       1,188,500
                                                                              -----------------------------------------
Total Short-Term Investments (Cost $4,754,000)                                         -      4,754,000       4,754,000
                                                                              -----------------------------------------

Total Investment in Securities (Cost $153,200,569)                101.60%     135,791,635    24,845,097     160,636,732
Other Assets and Liabilities, Net                                  (1.60)%       (708,329)   (1,824,876)     (2,533,205)
                                                                              -----------------------------------------
Total Net Assets                                                  100.00%     135,083,306    23,020,221     158,103,527
                                                                              =========================================

(1) It is expected that some security positions will be sold over time after the Reorganization to make the Wells Fargo Montgomery Emerging Markets Focus Fund's investments more focused among a smaller number of emerging markets countries.

[THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WF International Equity Fund
PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
As of September 30, 2002  (Unaudited)


                                                            Wells Fargo           Montgomery
                                                            International        International
                                                            Equity Fund          Growth Fund
                                                            -------------        -------------
ASSETS
Investments:
      In securities, at market value (see cost below)       $ 419,464,141        $ 25,921,813
      Cash                                                         50,000              39,651
      Foreign currency                                                  0                   7
Collateral for Securities Loaned                                6,984,351                   0
Receivables:
      Dividends, interest, other receivables                    1,259,930              55,706
      Fund shares sold                                          6,584,158                   0
      Investment securities sold                                  121,130                   0
      For options and short sales                                       0             300,507
Prepaid expenses and other assets                                  37,116             121,394
Total Assets                                                  434,500,826          26,439,078
LIABILITIES
Net unrealized depreciation of forward foreign-
currency exchange contracts                                             0               2,386
Payables:
      Payable for securities loaned                             6,984,351                   0
      Investment securities purchased                                   0              81,694
      Fund shares redeemed                                        371,107                   0
      Due to other related parties                                121,716              66,368
      Due to advisor and affiliates                               327,176              49,913
      Other accrued liabilities and expenses                      236,828             209,005
Total Liabilities                                               8,041,178             409,366
TOTAL NET ASSETS                                            $ 426,459,648        $ 26,029,712

Net assets consist of:
      Paid-in capital                                       $ 645,281,468        $ 67,781,795
      Undistributed net investment income (loss)                  542,963             (28,307)
      Undistributed net realized gain (loss)
           on investments and foreign currencies              (84,090,356)        (36,348,076)
      Net unrealized appreciation (depreciation)
           of investments and foreign currencies             (135,274,427)         (5,375,700)
TOTAL NET ASSETS                                            $ 426,459,648        $ 26,029,712

COMPUTATION OF NET ASSET VALUE
   AND OFFERING PRICE PER SHARE
Net assets - Class A                                        $  22,805,758                  NA
Shares outstanding - Class A                                    2,696,891                  NA
Net asset value per share - Class A                         $        8.46                  NA
Maximum offering price per share - Class A (2)              $        8.97                  NA
Net assets - Class B                                        $  29,106,526                  NA
Shares outstanding - Class B                                    3,552,412                  NA
Net asset value and offering price per
     share - Class B                                        $        8.19                  NA
Net assets - Class C                                        $   2,167,071                  NA
Shares outstanding - Class C                                      264,860                  NA
Net asset value and offering price per
     share - Class C                                               $ 8.18                  NA
Maximum offering price per share - Class C (3)                     $ 8.26                  NA
Net assets - Institutional Class                            $ 372,380,293                  NA
Shares outstanding - Institutional Class                       44,034,152                  NA
Net asset value and offering price per
     share - Institutional Class                                   $ 8.46                  NA
Net assets - Class R                                                   NA        $ 23,903,074
Shares outstanding - Class R                                           NA           2,947,170
Net asset value and offering price per
     share - Class R                                                   NA              $ 8.11
Net assets - Class P                                                   NA         $ 2,126,638
Shares outstanding - Class P                                           NA             263,458
Net asset value and offering price per
     share - Class P                                                   NA              $ 8.07

INVESTMENTS AT COST                                         $ 554,785,523        $ 31,297,513
----------------------------------------------------------------------------------------------

                                                                                       Wells Fargo
                                                                                   International Equity
                                                            Pro Forma                Fund Pro Forma
                                                            Adjustments                 Combined
                                                            -----------            --------------------
ASSETS
Investments:
      In securities, at market value (see cost below)                              $ 445,385,954
      Cash                                                                                89,651
      Foreign currency                                                                         7
Collateral for Securities Loaned                                                       6,984,351
Receivables:
      Dividends, interest, other receivables                                           1,315,636
      Fund shares sold                                                                 6,584,158
      Investment securities sold                                                         121,130
      For options and short sales                                                        300,507
Prepaid expenses and other assets                                                        158,510
Total Assets                                                    -                    460,939,904
LIABILITIES
Net unrealized depreciation of forward foreign-
currency exchange contracts                                                                2,386
Payables:
      Payable for securities loaned                                                    6,984,351
      Investment securities purchased                                                     81,694
      Fund shares redeemed                                                               371,107
      Due to other related parties                                                       188,084
      Due to advisor and affiliates                                                      377,089
      Other accrued liabilities and expenses                                             445,833
Total Liabilities                                               -                      8,450,544
TOTAL NET ASSETS                                            $   -                  $ 452,489,360

Net assets consist of:
      Paid-in capital                                                              $ 713,063,263
      Undistributed net investment income (loss)                                         514,656
      Undistributed net realized gain (loss)
           on investments and foreign currencies                                    (120,438,432)
      Net unrealized appreciation (depreciation)
           of investments and foreign currencies                                    (140,650,127)
TOTAL NET ASSETS                                            $   -                  $ 452,489,360

COMPUTATION OF NET ASSET VALUE
   AND OFFERING PRICE PER SHARE
Net assets - Class A                                        $  26,029,712          $  48,835,470
Shares outstanding - Class A                                    3,076,798 (1)          5,773,689
Net asset value per share - Class A                                                $        8.46
Maximum offering price per share - Class A (2)                                     $        8.97
Net assets - Class B                                                               $  29,106,526
Shares outstanding - Class B                                                           3,552,412
Net asset value and offering price per
     share - Class B                                                               $        8.19
Net assets - Class C                                                               $   2,167,071
Shares outstanding - Class C                                                             264,860
Net asset value and offering price per
     share - Class C                                                               $        8.18
Maximum offering price per share - Class C (3)                                     $        8.26
Net assets - Institutional Class                                                   $ 372,380,293
Shares outstanding - Institutional Class                                              44,034,152
Net asset value and offering price per
     share - Institutional Class                                                   $        8.46
Net assets - Class R                                        $ (23,903,074)                    NA
Shares outstanding - Class R                                   (2,947,170) (1)                NA
Net asset value and offering price per
     share - Class R                                                                          NA
Net assets - Class P                                        $  (2,126,638)                    NA
Shares outstanding - Class P                                     (263,458) (1)                NA
Net asset value and offering price per
     share - Class P                                                                          NA

INVESTMENTS AT COST                                                                $ 586,083,036
------------------------------------------------------------------------------------------------

(1)   Share adjustments based on surviving Fund NAV.
(2) Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more the offering price is reduced.
(3)   Maximum offering price is computed as 100/99 of net asset value.

[THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WF International Equity Fund
PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended September 30, 2002 (Unaudited)


                                                                Wells Fargo          Montgomery
                                                                International       International
                                                                Equity Fund         Growth Fund
                                                              ---------------       -------------
INVESTMENT INCOME
  Dividends (1)                                                  $ 4,500,346        $    547,850
  Interest                                                           243,942              24,647
  Security Lending Income                                             79,797              27,175
Total Investment Income                                            4,824,085             599,672

EXPENSES
  Advisory fees                                                    2,792,423           1,002,218
  Administration fees                                                418,863              25,413
      Class A                                                              0                   0
      Class B                                                              0                   0
      Class C                                                              0                   0
      Institutional Class                                                  0                   0
  Custody fees                                                       646,723              33,946
  Shareholder servicing fees                                         184,582                   0
  Portfolio accounting fees                                           63,907              15,297
  Transfer agency fees
      Class A/Class R/Class P                                         88,767             193,639
      Class B                                                        251,736                   0
      Class C                                                         15,511                   0
      Institutional Class                                             73,439                   0
  Distribution fees
      Class A/Class P                                                      0               7,362
      Class B                                                        300,810                  NA
      Class C                                                         22,330                  NA
  Legal and audit fees                                                34,987              45,407
  Registration fees                                                   10,671              19,397
  Directors' fees                                                      5,726               5,059
  Shareholder reports                                                  8,003              36,629
  Other                                                                4,912              33,699
Total Expenses                                                     4,923,390           1,418,066
Less:
      Waived fees and reimbursed expenses fees                      (360,711)           (768,469)
Net expenses                                                       4,562,679             649,597
NET INVESTMENT INCOME (LOSS)                                         261,406             (49,925)

REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS
  Net realized gain (loss) on sale of investments                (26,630,138)        (11,196,656)
  Net realized gain (loss) on foreign currency
       transactions                                                      429            (278,653)
  Net change in unrealized appreciation
      or depreciation of investments                             (85,117,991)         42,827,236
   Net change in unrealized appreciation or depreciation
      on foreign currency contracts                                   17,712                   0
   Net change in unrealized appreciation or depreciation
      on forward foreign-currency exchange contracts                       0             (20,796)
   Net change in unrealized appreciation or depreciation
      on foreign-currency transactions and other assets
      and liabilities                                                      0              16,396
Net Gain (Loss) on Investments                                  (111,729,988)         31,347,527
NET INCREASE(DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                    $ (111,468,582)       $ 31,297,602
-------------------------------------------------------------------------------------------------

                                                                                       Wells Fargo
                                                                                   International Equity
                                                              Pro Forma              Fund Pro Forma
                                                              Adjustments              Combined
                                                              -----------          --------------------

INVESTMENT INCOME
  Dividends (1)                                                       --           $   5,048,196
  Interest                                                            --                 268,589
  Security Lending Income                                             --                 106,972
Total Investment Income                                               --               5,423,757

EXPENSES
  Advisory fees                                                 (615,764) (2)          3,178,877
  Administration fees                                           (285,332) (2)            158,944
      Class A                                                     69,396  (2)             69,396
      Class B                                                     40,107  (2)             40,107
      Class C                                                      2,977  (2)              2,977
      Institutional Class                                        143,785  (2)            143,785
  Custody fees                                                  (362,781) (2)            317,888
  Shareholder servicing fees                                      96,618  (2)            281,200
  Portfolio accounting fees                                      (23,084) (2)             56,120
  Transfer agency fees
      Class A/Class R/Class P                                   (157,494) (2)            124,912
      Class B                                                   (179,543) (2)             72,193
      Class C                                                    (10,152) (2)              5,359
      Institutional Class                                        193,591  (2)            267,030
  Distribution fees
      Class A/Class P                                             (7,362) (2)                 --
      Class B                                                                            300,810
      Class C                                                                             22,330
  Legal and audit fees                                           (40,565) (2)             39,829
  Registration fees                                              (17,920) (2)             12,148
  Directors' fees                                                 (5,059) (2)              5,726
  Shareholder reports                                            (35,521) (2)              9,111
  Other                                                          (33,019) (2)              5,592
Total Expenses                                                (1,227,122) (2)          5,114,334
Less:
      Waived fees and reimbursed expenses fees                   592,777  (2)           (536,403)
Net expenses                                                    (634,345)              4,577,931
NET INVESTMENT INCOME (LOSS)                                     634,345                 845,826

REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS
  Net realized gain (loss) on sale of investments                                    (37,826,794)
  Net realized gain (loss) on foreign currency
       transactions                                                                     (278,224)
  Net change in unrealized appreciation
      or depreciation of investments                                                 (42,290,755)
   Net change in unrealized appreciation or depreciation
      on foreign currency contracts                                                       17,712
   Net change in unrealized appreciation or depreciation
      on forward foreign-currency exchange contracts                                     (20,796)
   Net change in unrealized appreciation or depreciation
      on foreign-currency transactions and other assets
      and liabilities                                                                     16,396
Net Gain (Loss) on Investments                                        --             (80,382,461)
NET INCREASE(DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                       634,345           $ (79,536,635)
-------------------------------------------------------------------------------------------------

(1)   Net of foreign withholding taxes of $80,470
(2) To adjust expenses to reflect the Combined Fund's estimated fees and expenses, based on contractual rates or elimination of duplicative services.

[THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Wells Fargo International Equity Fund
Pro Forma Portfolio of Investments
As of September 30, 2002 (Unaudited) (Note 1)

                 Shares                                          Security Name
--------------------------------------------------------------------------------------------------

                               Wells Fargo
                               International
   Wells Fargo  Montgomery     Equity Fund
 International  International  Pro Forma
   Equity Fund  Growth Fund    Combined
 -------------  -------------  ------------

                                              Common Stock - 94.73%
                                              Australia - 4.15%
                      14,900         14,900   Australia & New Zealand Banking Group Ltd.
                                                  (Major Banks)
                      42,393         42,393   News Corporation Ltd. (The) (Media Conglomerates)
     1,914,750                    1,914,750   BHP Billiton Limited (Oil & Gas Extraction)
     1,643,600                    1,643,600   Foster's Group Limited (Food & Kindred Products)
     1,022,040                    1,022,040   News Corporation Limited (Printing, Publishing
                                                  & Allied Industries)





                                              Belgium - 0.09%
                      17,490         17,490   Interbrew (Beverages: Alcoholic)


                                              Brazil - 0.68%
       209,300                      209,300   Aracruz Celulose SA  ADR (Paper & Allied Products)


                                              Canada - 2.62%
       146,666                      146,666   Bombardier Incorporated (Transportation Equipment) +
       306,700        16,700        323,400   Loblaw Companies Limited (Food Stores)




                                              Finland -1.13%
       112,348        31,350        143,698   Nokia Oyj (Services)
       329,400                      329,400   Stora Enso Oyj (Paper & Allied Products)




                                              France - 8.88%
                      13,000         13,000   Autoroutes du Sud de la France
                                                  (Other Transportation)
       138,444         7,000        145,444   Aventis S.A. (Pharmaceuticals: Major)
                       8,680          8,680   BNP Paribas S.A. (Major Banks)
        46,317                       46,317   Cap Gemini SA (Business Services)
       197,271                      197,271   Groupe Danone ADR (Food & Kindred Products)
        48,550                       48,550   Lafarge SA (Business Services/Computer Software)
                       5,700          5,700   L'Oreal S.A. (Household/Personal Care)
        46,950         2,700         49,650   Sanofi-Synthelabo S.A. (Pharmaceuticals: Major)
                      13,290         13,290   Societe Television Francaise 1 (Broadcasting)
       187,400                      187,400   Suez Lyonnaise des Eaux
                                                  (Electric, Gas & Sanitary Services)
        94,898                       94,898   Television Francaise (TF1) (Communications)
       102,660         4,500        107,160   Total Fina Elf (Oil & Gas Extraction)




                                              Germany - 4.00%
        46,900                       46,900   Allianz AG (Insurance Carriers)
        63,106                       63,106   Deutsche Bank AG (Foreign Depository Institutions)
                      17,300         17,300   Deutsche Telekom AG (Other Telephone/Communication)
        98,400         8,800        107,200   E.ON AG (Electric, Gas & Sanitary Services)
        22,410         2,580         24,990   Muenchener Rueckversicherungs-Gesellschaft AG
                                                  (Business Services)
        63,100         1,900         65,000   SAP AG (Services)
                       8,400          8,400   Schering AG (Pharmaceuticals: Major)
                       4,600          4,600   Siemens AG (Electronic Equipment/Instruments)





                                              Hong Kong - 1.80%
       629,927                      629,927   Cheung Kong Holdings Limited (Real Estate)
     1,700,348                    1,700,348   China Mobile Limited (Communications) +
                      46,000         46,000   Hutchison Whampoa Ltd. (Industrial Conglomerates)





                                              Hungary - 0.65%
       173,600                      173,600   Magyar Tavkozlesi Rt (Matav) ADR (Communications)
                      15,200         15,200   OTP Bank Rt., Sponsored GDR (Regional Banks)

                   Security Name                                        Market Value
---------------------------------------------------------------------------------------------------

                                                                                      Wells Fargo
                                                                                      International
                                                       Wells Fargo     Montgomery     Equity Fund
                                                       International   International  Pro Forma
                                                       Equity Fund     Growth Fund    Combined
                                                       -------------   -------------  -------------

Common Stock - 94.73%
Australia - 4.15%
Australia & New Zealand Banking Group Ltd.                                 $ 142,814     $  142,814
    (Major Banks)
News Corporation Ltd. (The) (Media Conglomerates)                            202,359        202,359
BHP Billiton Limited (Oil & Gas Extraction)              $ 9,415,354                      9,415,354
Foster's Group Limited (Food & Kindred Products)           4,116,926                      4,116,926
News Corporation Limited (Printing, Publishing             4,881,269                      4,881,269
    & Allied Industries)
                                                       ---------------------------------------------

                                                          18,413,549         345,173     18,758,722
                                                       ---------------------------------------------

Belgium - 0.09%
Interbrew (Beverages: Alcoholic)                                             414,251        414,251
                                                       ---------------------------------------------

Brazil - 0.68%
Aracruz Celulose SA  ADR (Paper & Allied Products)         3,068,338                      3,068,338
                                                       ---------------------------------------------

Canada - 2.62%
Bombardier Incorporated (Transportation Equipment) +         403,137                        403,137
Loblaw Companies Limited (Food Stores)                    10,881,893         592,570     11,474,463
                                                       ---------------------------------------------
                                                          11,285,030         592,570     11,877,600
                                                       ---------------------------------------------

Finland -1.13%
Nokia Oyj (Services)                                       1,493,325         416,471      1,909,796
Stora Enso Oyj (Paper & Allied Products)                   3,190,189                      3,190,189
                                                       ---------------------------------------------
                                                           4,683,514         416,471      5,099,985
                                                       ---------------------------------------------

France - 8.88%
Autoroutes du Sud de la France                                               346,683        346,683
    (Other Transportation)
Aventis S.A. (Pharmaceuticals: Major)                      7,251,314         366,437      7,617,751
BNP Paribas S.A. (Major Banks)                                               282,745        282,745
Cap Gemini SA (Business Services)                            741,519                        741,519
Groupe Danone ADR (Food & Kindred Products)                4,746,340                      4,746,340
Lafarge SA (Business Services/Computer Software)           3,876,746                      3,876,746
L'Oreal S.A. (Household/Personal Care)                                       410,982        410,982
Sanofi-Synthelabo S.A. (Pharmaceuticals: Major)            2,647,024         152,140      2,799,164
Societe Television Francaise 1 (Broadcasting)                                282,089        282,089
Suez Lyonnaise des Eaux                                    2,948,352                      2,948,352
    (Electric, Gas & Sanitary Services)
Television Francaise (TF1) (Communications)                2,015,395                      2,015,395
Total Fina Elf (Oil & Gas Extraction)                     13,513,635         592,028     14,105,663
                                                       ---------------------------------------------
                                                          37,740,325       2,433,104     40,173,429
                                                       ---------------------------------------------

Germany - 4.00%
Allianz AG (Insurance Carriers)                            4,036,990                      4,036,990
Deutsche Bank AG (Foreign Depository Institutions)         2,887,476                      2,887,476
Deutsche Telekom AG (Other Telephone/Communication)                          146,096        146,096
E.ON AG (Electric, Gas & Sanitary Services)                4,638,528         414,597      5,053,125
Muenchener Rueckversicherungs-Gesellschaft AG              2,285,537         262,981      2,548,518
    (Business Services)
SAP AG (Services)                                          2,806,135          84,448      2,890,583
Schering AG (Pharmaceuticals: Major)                                         393,263        393,263
Siemens AG (Electronic Equipment/Instruments)                                154,249        154,249

                                                       ---------------------------------------------
                                                          16,654,666       1,455,634     18,110,300
                                                       ---------------------------------------------

Hong Kong - 1.80%
Cheung Kong Holdings Limited (Real Estate)                 3,973,610                      3,973,610
China Mobile Limited (Communications) +                    3,924,101                      3,924,101
Hutchison Whampoa Ltd. (Industrial Conglomerates)                            266,585        266,585

                                                       ---------------------------------------------
                                                           7,897,711         266,585      8,164,296
                                                       ---------------------------------------------

Hungary - 0.65%
Magyar Tavkozlesi Rt (Matav) ADR (Communications)          2,690,800                      2,690,800
OTP Bank Rt., Sponsored GDR (Regional Banks)                                 248,976        248,976
                                                       ---------------------------------------------

                                      Ireland - 1.37%
                   77,500    77,500   Anglo Irish Bank Corporation PLC (Regional Banks)
       157,958     10,700   168,658   Ryanair Holdings plc  ADR (Transportation By Air) +




                                      Italy - 3.23%
                   45,700    45,700   Banco Popolare di Verona e Novara Scrl (Regional Banks)
       614,150     28,100   642,250   ENI SpA (Oil & Gas Extraction)
                    1,800     1,800   Gucci Group N.V. (Apparel/Footwear)
                   47,600    47,600   Riunione Adriatica di Sicurta SpA (Multi-Line Insurance)
       641,500              641,500   San Paolo IMI SpA (Nondepository Credit Institutions)
                   71,000    71,000   Snam Rete Gas SpA (Oil & Gas Pipelines)
                   34,600    34,600   Telecom Italia SpA (Major Telecommunications)
                  136,100   136,100   UniCredito Italiano SpA (Major Banks)

                                      Japan - 18.35%
        34,180               34,180   Aiful Corporation (Foreign Depository Institutions)
                                      Canon Incorporated (Measuring, Analyzing, & Controlling
       244,435              244,435   Instruments; Photographic, Medical &Optical Goods
                   12,000    12,000   Canon, Inc. (Electronic Equipment/Instruments)
                   10,000    10,000   Denso Corporation (Auto Parts: O.E.M.)
                    6,000     6,000   Fanuc Ltd. (Industrial Machinery)
                                      Fuji Photo Film Company (Measuring, Analyzing, & Controlling
       173,935              173,935   Instruments; Photographic Medical &optical Goods
                                      Fujisawa Pharmaceutical Company Limited (Chemicals & Allied
       130,185              130,185   Products)
                   13,900    13,900   Honda Motor Company Ltd. (Motor Vehicles)
                   12,300    12,300   ITO EN Ltd. (Beverages: Non-Alcoholic)
                                      Konami Corporation (Electronic & Other Electrical Equipment &
       116,555              116,555   Components, Except computer Equipment)
            58                   58   Mitsubishi Tokyo Financial Group, Inc. (Major Banks)
                                      Murata Manufacturing Company Limited (Electronic &
        21,845               21,845   Other Electrical Equipment & Components, Except Computer Equipment
                   79,245    79,245   Nintendo Company Limited (Miscellaneous Manufacturing Industries)
                                      Nomura Holdings Incorporated (Security & Commodity Brokers,
       396,660              396,660   Dealers, Exchanges & Services)
         1,476                1,476   NTT DoCoMo Incorporated (Services)
                    5,200     5,200   Oriental Land Company Ltd. (Movies/Entertainment)
                                      Ricoh Company Limited (Electronic & Other Electrical Equipment &
       141,305              141,305   Components, Except Computer Equipment
                                      Rinnai Corporation (Building Materials, Hardware, Garden Supply &
        68,670               68,670   Mobile Home Dealers)
                    1,800     1,800   Rohm Company Ltd. (Semiconductors)
       110,970              110,970   Secom Company Limited (Security Systems Services)
                   20,400    20,400   Sega Enterprises (Recreational Products)
       220,900     19,000   239,900   Seven-Eleven Japan Company Limited (Miscellaneous Retail)
                                      Sharp Corporation (Electronic & Other Electrical Equipment &
       241,985              241,985   Components, Except Computer Equipment
       126,245      8,400   134,645   Sony Corporation (Capital Equipment)
        69,480     10,000    79,480   Takeda Chemical Industries (Chemicals & Allied Products)
                                      Tostem Inax Holding Corporation (Building Materials, Hardware,
        92,480               92,480   Garden Supply & Mobile Home Dealers)
       458,900              458,900   Toyota Motor Corporation (Transportation Equipment)

                                      Korea, Republic of - 2.20%
        90,300               90,300   Kookmin Bank  ADR (Domestic Depository Institutions)
        27,650               27,650   KT Corporation  ADR (Communications)
        75,540               75,540   KT Corporation (Communications)
                                      Samsung Electronics GDR (Electronic & Other Electrical Equipment
        42,200      2,200   44,400    & Components Except Computer Equipment




                                      Luxembourg - 0.44%
       196,306              196,306   Arcelor (Primary Metal Industries) +


                                      Mexico - 4.15%

                                                                         ----------------------------------------
                                                                           2,690,800    248,976        2,939,776
                                                                         ----------------------------------------

Ireland - 1.37%
Anglo Irish Bank Corporation PLC (Regional Banks)                                       464,639          464,639
Ryanair Holdings plc  ADR (Transportation By Air) +                        5,353,196    362,302        5,715,498
                                                                         ----------------------------------------
                                                                           5,353,196    826,941        6,180,137
                                                                         ----------------------------------------

Italy - 3.23%
Banco Popolare di Verona e Novara Scrl (Regional Banks)                                 522,245          522,245
ENI SpA (Oil & Gas Extraction)                                             8,424,238    386,063        8,810,301
Gucci Group N.V. (Apparel/Footwear)                                                     151,474          151,474
Riunione Adriatica di Sicurta SpA (Multi-Line Insurance)                                557,122          557,122
San Paolo IMI SpA (Nondepository Credit Institutions)                      3,607,245                   3,607,245
Snam Rete Gas SpA (Oil & Gas Pipelines)                                                 210,380          210,380
Telecom Italia SpA (Major Telecommunications)                                           244,689          244,689
UniCredito Italiano SpA (Major Banks)                                                   494,688          494,688
                                                                         ----------------------------------------
                                                                          12,031,483  2,566,661       14,598,144
                                                                         ----------------------------------------

Japan - 18.35%
Aiful Corporation (Foreign Depository Institutions)                        1,973,758                   1,973,758
Canon Incorporated (Measuring, Analyzing, & Controlling
Instruments; Photographic Medical &Optical Goods                           7,991,219                   7,991,219
Canon, Inc. (Electronic Equipment/Instruments)                                          392,150          392,150
Denso Corporation (Auto Parts: O.E.M.)                                                  162,657          162,657
Fanuc Ltd. (Industrial Machinery)                                                       268,002          268,002
Fuji Photo Film Company (Measuring, Analyzing, & Controlling
Instruments; Photographic Medical &optical Goods                           5,186,330                   5,186,330
Fujisawa Pharmaceutical Company Limited (Chemicals & Allied
Products)                                                                  2,673,422                   2,673,422
Honda Motor Company Ltd. (Motor Vehicles)                                               562,665          562,665
ITO EN Ltd. (Beverages: Non-Alcoholic)                                                  438,312          438,312
Konami Corporation (Electronic & Other Electrical Equipment &
Components, Except computer Equipment)                                     2,996,690                   2,996,690
Mitsubishi Tokyo Financial Group, Inc. (Major Banks)                                    428,130          428,130
Murata Manufacturing Company Limited (Electronic &
Other Electrical Equipment & Components, Except Computer Equipment         1,112,526                   1,112,526
Nintendo Company Limited (Miscellaneous Manufacturing Industries)          9,230,275                   9,230,275
Nomura Holdings Incorporated (Security & Commodity Brokers,
Dealers, Exchanges & Services)                                             5,213,207                   5,213,207
NTT DoCoMo Incorporated (Services)                                         2,521,833                   2,521,833
Oriental Land Company Ltd. (Movies/Entertainment)                                       332,178          332,178
Ricoh Company Limited (Electronic & Other Electrical Equipment &
Components, Except Computer Equipment                                      2,454,904                   2,454,904
Rinnai Corporation (Building Materials, Hardware, Garden Supply &
Mobile Home Dealers)                                                       1,610,422                   1,610,422
Rohm Company Ltd. (Semiconductors)                                                      211,200          211,200
Secom Company Limited (Security Systems Services)                          4,439,163                   4,439,163
Sega Enterprises (Recreational Products)                                                381,066          381,066
Seven-Eleven Japan Company Limited (Miscellaneous Retail)                  7,475,831    642,746        8,118,577
Sharp Corporation (Electronic & Other Electrical Equipment &
Components, Except Computer Equipment                                      2,323,644                   2,323,644
Sony Corporation (Capital Equipment)                                       5,299,094    352,443        5,651,537
Takeda Chemical Industries (Chemicals & Allied Products)                   2,802,256    403,153        3,205,409
Tostem Inax Holding Corporation (Building Materials, Hardware,
Garden Supply & Mobile Home Dealers)                                       1,348,381                   1,348,381
Toyota Motor Corporation (Transportation Equipment)                       11,798,559                  11,798,559
                                                                         ----------------------------------------
                                                                          78,451,514  4,574,702       83,026,216
                                                                         ----------------------------------------

Korea, Republic of - 2.20%
Kookmin Bank  ADR (Domestic Depository Institutions)                       3,199,329                   3,199,329
KT Corporation  ADR (Communications)                                         613,277                     613,277
KT Corporation (Communications)                                            3,371,690                   3,371,690
Samsung Electronics GDR (Electronic & Other Electrical
Equipment & Components, Except Computer Equipment                          2,526,328    260,700        2,787,028
                                                                         ----------------------------------------
                                                                           9,710,624    260,700        9,971,324
                                                                         ----------------------------------------

Luxembourg - 0.44%
Arcelor (Primary Metal Industries) +                                       1,990,433                   1,990,433
                                                                         ----------------------------------------

Mexico - 4.15%



     3,034,100               3,034,100 America Movil SA de CV (Communications)
                  310,000      310,000 Grupo Financiero (Regional Banks)
     2,426,400               2,426,400 Grupo Televisa SA Series CPO (Communications) +
     3,248,800               3,248,800 Telefonos de Mexico SA de CV Series L (Communications)
     3,755,400               3,755,400 Wal-Mart de Mexico SA de CV Series V (General Merchandise Stores)

  America Movil SA de CV (Communications)                                 1,835,974                1,835,974
  Grupo Financiero (Regional Banks)                                                     220,063      220,063
  Grupo Televisa SA Series CPO (Communications) +                         3,064,580                3,064,580
  Telefonos de Mexico SA de CV Series L (Communications)                  4,582,847                4,582,847
  Wal-Mart de Mexico SA de CV Series V (General Merchandise Stores)       9,086,098                9,086,098
                                                                         ------------------------------------
                                                                         18,569,499     220,063   18,789,562
                                                                         ------------------------------------

                                         Netherlands - 5.78%
       247,100                           ASML Holding NV (Electronic & Other Electrical Equipment &
                               247,100   Components, Except Equipment)+
        67,884                  67,884   Heineken NV (Food & Kindred Products)
       448,300      9,500                Koninklijke (Royal) Philips Electronics NV NY Shares (Electronic &
                                         Other Electical Equipment & Components, Except Computer
                               457,800   Equipment)
       235,900     10,700      246,600   Royal Dutch Petroleum Company (Petroleum Refining & Related Industries)
       319,600                 319,600   TNT Post Group NV (Transportation Services)

                                         Norway - 0.09%
                   39,400       39,400   Tandberg ASA (Telecommunication Equipment)

                                         Singapore - 1.50%
     1,077,900               1,077,900   DBS Group Holdings Limited (Nondepository Credit Institutions)

                                         Spain - 1.80%
                  129,800                Amadeus Global Travel Distribution S.A., Class A (Miscellaneous
                               129,800   Commercial Service)
                   33,500       33,500   Banco Bilbao Vizcaya Argentaria S.A. (Major Banks)
                   11,100       11,100   Banco Popular Espanol S.A. (Regional Banks)
       669,231                           Banco Santander Central Hispano SA (Foreign Depository
                               669,231   Institutions)
                   19,200       19,200   Iberdrola S.A. (Electric Utilities)
       387,471     49,400      436,871   Telefonica SA (Communications) +

                                         Sweden - 0.07%
                   26,000       26,000   Securitas AB, Class B (Miscellaneous Commercial Service)

                                         Switzerland - 9.56%
       153,979      9,109      163,088   Adecco SA (Business Services)
       126,092                 126,092   Credit Suisse Group (Foreign Depository Institutions)
        70,486      2,496       72,982   Nestle SA (Food & Kindred Products)
       198,271     10,700      208,971   Novartis AG (Chemicals & Allied Products)
                    5,000        5,000   Roche Holdings Corporation (Pharmaceuticals: Major)
       268,600                           STMicroelectronics NV (Electronic & Other Electrical Equipment &
                               268,600   Components,Except Computer Equipment)
        55,230                  55,230   Swiss Reinsurance (Financial)
        87,622      8,395       96,017   UBS AG (Financial)

                                         Taiwan - 0.55%
       704,700                           Ase Test Limited (Electronic & Other Electrical Equipment &
                               704,700   Components, Except Computer Equipment Computer Equipment)

                                         United Kingdom - 21.64%
       114,700                           Amvescap plc (Security & Commodity Brokers, Dealers, Exchanges
                               114,700   & Services)
     1,030,299                           ARM Holdings plc (Electronic & Other Electrical Equipment &
                             1,030,299   Components, Except Computer Equipment) +
     1,095,576                           BAE Systems plc (Fabricated Metal Products, Except Machinery &
                             1,095,576   Transportation Equipment)
       923,355     71,000      994,355   Barclays plc (Foreign Depository Institutions)
       538,800                 538,800   Boots Company plc (Retail)
     1,107,393               1,107,393   BP Amoco plc (Oil & Gas Extraction)
                   98,600       98,600   BP PLC (Integrated Oil)
       250,407                 250,407   British Sky Broadcasting Group plc (Communications) +
                   65,500       65,500   Burberry Group PLC (Apparel/Footwear)
       984,200                 984,200   Capita Group plc (Health Services)
       850,703    120,100      970,803   Centrica plc (Electric, Gas & Sanitary Services)
     1,033,400     85,100    1,118,500   Compass Group plc (Eating & Drinking Places)
     1,043,300     26,400    1,069,700   Diageo plc (Eating & Drinking Places)
        10,000                  10,000   GlaxoSmithKline plc  ADR (Chemicals & Allied Products)
       325,117     36,381      361,498   GlaxoSmithKline plc (Chemicals & Allied Products)
     1,420,783    127,700    1,548,483   Granada plc (Communications)
       468,565     52,400      520,965   HSBC Holdings plc (Nondepository Credit Institutions) +
       847,400                 847,400   Lloyds TSB Group plc (Foreign Depository Institutions)
                   40,000       40,000   Matalan PLC (Apparel/Footwear Retail)

 Netherlands - 5.78%
 ASML Holding NV (Electronic & Other Electrical Equipment &
 Components, Except Equipment)+                                                1,518,902                   1,518,902
 Heineken NV (Food & Kindred Products)                                         2,663,999                   2,663,999
 Koninklijke (Royal) Philips Electronics NV NY Shares (Electronic &
 Other Electical Equipment & Components, Except Computer
 Equipment)                                                                    6,513,799       137,932     6,651,731
 Royal Dutch Petroleum Company (Petroleum Refining & Related Industries)       9,523,283       431,719     9,955,002
 TNT Post Group NV (Transportation Services)                                   5,356,725                   5,356,725
                                                                           -----------------------------------------
                                                                              25,576,708       569,651    26,146,359
                                                                           -----------------------------------------

 Norway - 0.09%
 Tandberg ASA (Telecommunication Equipment)                                                    385,498       385,498
                                                                           -----------------------------------------

 Singapore - 1.50%
 DBS Group Holdings Limited (Nondepository Credit Institutions)                6,792,825                   6,792,825
                                                                           -----------------------------------------

 Spain - 1.80%
 Amadeus Global Travel Distribution S.A., Class A (Miscellaneous                               543,583       543,583
 Commercial Service)
 Banco Bilbao Vizcaya Argentaria S.A. (Major Banks)                                            250,145       250,145
 Banco Popular Espanol S.A. (Regional Banks)                                                   427,356       427,356
 Banco Santander Central Hispano SA (Foreign Depository                        3,419,269                   3,419,269
 Institutions)
 Iberdrola S.A. (Electric Utilities)                                                           248,426       248,426
 Telefonica SA (Communications) +                                              2,887,203       367,895     3,255,098
                                                                           -----------------------------------------
                                                                               6,306,472     1,837,405     8,143,877
                                                                           -----------------------------------------

 Sweden - 0.07%
 Securitas AB, Class B (Miscellaneous Commercial Service)                                      322,268       322,268
                                                                           -----------------------------------------

 Switzerland - 9.56%
 Adecco SA (Business Services)                                                 5,210,256       307,645     5,517,901
 Credit Suisse Group (Foreign Depository Institutions)                         2,473,533                   2,473,533
 Nestle SA (Food & Kindred Products)                                          15,406,044       544,520    15,950,564
 Novartis AG (Chemicals & Allied Products)                                     7,839,485       422,273     8,261,758
 Roche Holdings Corporation (Pharmaceuticals: Major)                                           337,568       337,568
 STMicroelectronics NV (Electronic & Other Electrical Equipment &
 Components,Except Computer Equipment)                                         3,612,691                   3,612,691
 Swiss Reinsurance (Financial)                                                 3,105,989                   3,105,989
 UBS AG (Financial)                                                            3,645,911       348,654     3,994,565
                                                                           -----------------------------------------
                                                                              41,293,909     1,960,660    43,254,569
                                                                           -----------------------------------------

 Taiwan - 0.55%
 Ase Test Limited (Electronic & Other Electrical Equipment &
 Components, Except Computer Equipment Computer Equipment)                     2,487,591                   2,487,591
                                                                           -----------------------------------------

 United Kingdom - 21.64%
 Amvescap plc (Security & Commodity Brokers, Dealers, Exchanges
 & Services)                                                                     542,944                     542,944
 ARM Holdings plc (Electronic & Other Electrical Equipment &
 Components, Except Computer Equipment) +                                      2,009,138                   2,009,138
 BAE Systems plc (Fabricated Metal Products, Except Machinery &
 Transportation Equipment)                                                     3,308,023                   3,308,023
 Barclays plc (Foreign Depository Institutions)                                5,394,514       411,642     5,806,156
 Boots Company plc (Retail)                                                    4,478,137                   4,478,137
 BP Amoco plc (Oil & Gas Extraction)                                           7,401,428                   7,401,428
 BP PLC (Integrated Oil)                                                                       654,875       654,875
 British Sky Broadcasting Group plc (Communications) +                         2,018,205                   2,018,205
 Burberry Group PLC (Apparel/Footwear)                                                         202,090       202,090
 Capita Group plc (Health Services)                                            3,064,597                   3,064,597
 Centrica plc (Electric, Gas & Sanitary Services)                              2,217,463       311,149     2,528,612
 Compass Group plc (Eating & Drinking Places)                                  4,306,646       353,758     4,660,404
 Diageo plc (Eating & Drinking Places)                                        12,945,268       325,812    13,271,080
 GlaxoSmithKline plc  ADR (Chemicals & Allied Products)                          384,300                     384,300
 GlaxoSmithKline plc (Chemicals & Allied Products)                             6,288,827       694,052     6,982,879
 Granada plc (Communications)                                                  1,502,605       136,346     1,638,951
 HSBC Holdings plc (Nondepository Credit Institutions) +                       4,821,085       539,157     5,360,242
 Lloyds TSB Group plc (Foreign Depository Institutions)                        6,256,751                   6,256,751
 Matalan PLC (Apparel/Footwear Retail)                                                          96,250        96,250


                     11,100       11,100   Next PLC (Apparel/Footwear Retail)
       460,680                   460,680   Pearson plc (Printing, Publishing & Allied Industries)
       463,500       29,750      493,250   Royal Bank of Scotland Group plc (Foreign Depository Institutions)
       184,400                   184,400   Shire Pharmaceuticals Group plc (Chemicals & Allied Products) +
       704,800      141,100      845,900   Tesco plc (Food & Kindred Products)
     3,439,229      530,299    3,969,528   Vodafone Airtouch plc (Communications)
       386,800                   386,800   William Morrison Supermarkets plc (Food & Kindred Products)
       522,600                   522,600   WPP Group plc (Communications)




                                           Total Common Stock (Cost $569,401,345)


                                           Preferred Stock
                                           Germany - 0.13%
                      1,375                Porsche AG (Motor Vehicles)


                                           Total Preferred Stocks (Cost $492,733)


                                           Short-Term Investment - 3.58%
   $16,098,958                             Goldman Sachs & Company - 102% Collateralized by US
                                           Government Securities, 1.96%,10/1/2002
                    $90,000                Countrywide Home Loans


                                           Total Short-Term Investment (Cost $16,188,958)


                                           Total Investments in Securities (Cost $586,083,036)
                                           Other Assets and Liabilities


                                           Total Net Assets
Next PLC (Apparel/Footwear Retail)                                                              160,954           160,954
Pearson plc (Printing, Publishing & Allied Industries)                       3,691,207                          3,691,207
Royal Bank of Scotland Group plc (Foreign Depository Institutions)           8,746,933          554,938         9,301,871
Shire Pharmaceuticals Group plc (Chemicals & Allied Products) +              1,493,458                          1,493,458
Tesco plc (Food & Kindred Products)                                          2,280,503          448,635         2,729,138
Vodafone Airtouch plc (Communications)                                       4,408,020          674,445         5,082,465
William Morrison Supermarkets plc (Food & Kindred Products)                  1,301,742                          1,301,742
WPP Group plc (Communications)                                               3,505,202                          3,505,202
                                                                           ----------------------------------------------
                                                                            92,366,996        5,564,103        97,931,099
                                                                           ----------------------------------------------

Total Common Stock (Cost $569,401,345)                                     403,365,183       25,261,416       428,626,599
                                                                           ----------------------------------------------

Preferred Stock
Germany - 0.13%
Porsche AG (Motor Vehicles)                                                                     570,397           570,397
                                                                           ----------------------------------------------
Total Preferred Stocks (Cost $492,733)                                                          570,397           570,397
                                                                           ----------------------------------------------

Short-Term Investment - 3.58%
Goldman Sachs & Company - 102% Collateralized by US
Government Securities, 1.96%,10/1/2002                                     $16,098,958                        $16,098,958
Countrywide Home Loans                                                                           90,000           $90,000
                                                                           ----------------------------------------------

Total Short-Term Investment (Cost $16,188,958)                             $16,098,958           90,000       $16,188,958
                                                                           ----------------------------------------------

Total Investments in Securities (Cost $586,083,036)             98.44%    $419,464,141      $25,921,813      $445,385,954
Other Assets and Liabilities                                     1.56%      $6,995,507          107,899        $7,103,406
                                                                           ----------------------------------------------
Total Net Assets                                               100.00%    $426,459,648       26,029,712      $452,489,360
                                                                           ==============================================

+ Non-income earning securities.
(1) It is not expected that any of these securities will have to be sold as a result of the Reorganization.

[THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WF Large Company Growth Fund
PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
As of September 30, 2002  (Unaudited)

                                                                                                                  Wells Fargo Large
                                                      Wells Fargo Large                                             Company Growth
                                                        Company Growth      Montgomery        Pro Forma            Fund Pro Forma
                                                            Fund           Growth Fund       Adjustments              Combined
                                                      -----------------   -------------     -------------        ------------------
ASSETS
Investments:
     In securities, at market value (see cost below)   $ 1,425,652,671    $ 130,324,157                           $ 1,555,976,828
     Cash                                                            0              787                                       787
Receivables:
     Dividends, interest, other receivables                      5,407           88,494                                    93,901
     Fund shares sold                                        6,635,119              152                                 6,635,271
     Investment securities sold                                      0          691,083                                   691,083
     Due from Advisor and Affiliates                            81,315                0                                    81,315
Prepaid expenses and other assets                                    0          104,977                                   104,977
Total Assets                                             1,432,374,512      131,209,650                --           1,563,584,162
LIABILITIES
Payables:
     Investment securities purchased                                 0          965,874                                   965,874
     Fund shares redeemed                                    4,679,955                0                                 4,679,955
     Due to other related parties                              389,177            8,160                                   397,337
     Due to advisor and affiliates                                   0          161,585                                   161,585
     Other accrued liabilities                               1,322,163          429,981                                 1,752,144
Total Liabilities                                            6,391,295        1,565,600                --               7,956,895
TOTAL NET ASSETS                                       $ 1,425,983,217    $ 129,644,050     $          --         $ 1,555,627,267

Net assets consist of:
     Paid-in capital                                   $ 2,277,508,429    $ 234,627,246                           $ 2,512,135,675
     Undistributed net investment income (loss)             (4,146,982)         (76,948)                               (4,223,930)
     Undistributed net realized gain (loss)
          on investments and foreign currencies           (343,250,139)     (82,313,950)                             (425,564,089)
     Net unrealized appreciation (depreciation)
          of investments and foreign currencies           (504,128,091)     (22,592,298)                             (526,720,389)
TOTAL NET ASSETS                                       $ 1,425,983,217    $ 129,644,050     $          --         $ 1,555,627,267

COMPUTATION OF NET ASSET VALUE
   AND OFFERING PRICE PER SHARE
Net assets - Class A                                   $   141,774,169               NA     $ 129,644,050         $   271,418,219
Shares outstanding - Class A                                 4,106,666               NA         3,755,621  (1)          7,862,287
Net asset value per share - Class A                    $         34.52               NA                           $         34.52
Maximum offering price per share - Class A (2)         $         36.63               NA                           $         36.63
Net assets - Class B                                   $   218,625,206               NA                           $   218,625,206
Shares outstanding - Class B                                 6,892,116               NA                                 6,892,116
Net asset value and offering price per
     share - Class B                                   $         31.72               NA                           $         31.72
Net assets - Class C                                   $    27,092,416               NA                           $    27,092,416
Shares outstanding - Class C                                   852,944               NA                                   852,944
Net asset value and offering price per
     share - Class C                                   $         31.76               NA                           $         31.76
Maximum offering price per share - Class C (3)         $         32.08               NA                           $         32.08
Net assets - Institutional Class                       $ 1,038,491,426               NA                           $ 1,038,491,426
Shares outstanding - Institutional Class                    31,805,366               NA                                31,805,366
Net asset value and offering price per
     share - Institutional Class                       $         32.65               NA                           $         32.65
Net assets - Class P                                                NA    $      38,083     $     (38,083)                     NA
Shares outstanding - Class P                                        NA            4,598            (4,598) (1)                 NA
Net asset value and offering price per
     share - Class P                                                NA    $        8.28                                        NA
Net assets - Class R                                                NA    $ 129,605,967     $(129,605,967)                     NA
Shares outstanding - Class R                                        NA       15,695,608       (15,695,608) (1)                 NA
Net asset value and offering price per
     share - Class R                                                NA    $        8.26                                        NA

INVESTMENTS AT COST                                    $ 1,929,780,762    $ 152,916,455                           $ 2,082,697,217
----------------------------------------------------------------------------------------------------------------------------------

(1)  Share adjustments based on surviving Fund NAV.
(2) Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more the offering price is reduced.
(3)  Maximum offering price is computed as 100/99 of net asset value.

[THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WF Large Company Growth Fund
PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended September 30, 2002 (Unaudited)

                                                                                                                  Wells Fargo Large
                                                      Wells Fargo Large                                             Company Growth
                                                        Company Growth      Montgomery        Pro Forma            Fund Pro Forma
                                                            Fund           Growth Fund       Adjustments              Combined
                                                      -----------------   -------------     -------------        ------------------
INVESTMENT INCOME
  Dividends                                            $    7,227,605     $   1,669,835             --            $    8,897,440
  Interest                                                    532,828           370,990             --                   903,818
  Security Lending Income                                     236,703            16,988             --                   253,691
  Net expenses allocated from Portfolios                  (14,019,023)                0     (1,462,084) (1)          (15,481,107)
Total Investment Income                                    (6,021,887)        2,057,813     (1,462,084)               (5,426,158)

EXPENSES
  Advisory fees                                                     0         1,875,206     (1,875,206) (1)                   --
  Administration fees                                       2,696,711           123,085     (1,827,143) (1)              992,653
     Class A                                                        0                 0        402,579  (1)              402,579
     Class B                                                        0                 0        318,224  (1)              318,224
     Class C                                                        0                 0         33,316  (1)               33,316
     Institutional Class                                            0                 0        861,831  (1)              861,831
  Custody fees                                                      0            12,787        (12,787) (1)                   --
  Shareholder servicing fees                                1,416,551                 0        468,746  (1)            1,885,297
  Portfolio accounting fees                                    71,111            91,851        (11,800) (1)              151,162
  Transfer agency fees
     Class A/Class P/Class R                                  472,114           578,150       (325,621) (1)              724,643
     Class B                                                1,470,173                 0       (897,370) (1)              572,803
     Class C                                                   92,952                 0        (32,984) (1)               59,968
     Institutional Class                                      779,766                 0        820,777  (1)            1,600,543
  Distribution fees
     Class A/Class P                                                0               218           (218) (1)                   --
     Class B                                                2,386,679                NA                                2,386,679
     Class C                                                  249,867                NA                                  249,867
  Legal and audit fees                                        100,454            56,856        (46,379) (1)              110,931
  Registration fees                                           196,091            22,121         (1,670) (1)              216,542
  Directors' fees                                               5,726            20,675        (20,675) (1)                5,726
  Shareholder reports                                          15,368            96,128        (94,525) (1)               16,971
  Other                                                       431,827            84,262        (39,226) (1)              476,863
Total Expenses                                             10,385,390         2,961,339     (2,280,131)               11,066,598
Less:
      Waived fees and reimbursed expenses fees             (3,354,508)         (147,254)       336,305  (1)           (3,165,457)
Net expenses                                                7,030,882         2,814,085     (1,943,826)                7,901,141
Income from Legal Settlements                                       0         1,943,236              0                 1,943,236
NET INVESTMENT INCOME (LOSS)                              (13,052,769)        1,186,964        481,742               (11,384,063)

REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS
  Net realized gain (loss) on sale of investments                   0       (49,204,639)                             (49,204,639)
  Net realized gain (loss) from securities
     transactions allocated from Portfolios              (293,675,019)                0                             (293,675,019)
  Net change in unrealized appreciation
     or depreciation of investments                                 0        24,610,923                               24,610,923
   Net change in unrealized appreciation or
     depreciation of securities transactions
     allocated from Portfolios                           (122,839,087)                0                             (122,839,087)
Net Gain (Loss) on Investments                           (416,514,106)      (24,593,716)            --              (441,107,822)
NET INCREASE(DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                             $ (429,566,875)    $ (23,406,752)       481,742            $ (452,491,885)
---------------------------------------------------------------------------------------------------------------------------------

(1) To adjust expenses to reflect the Combined Fund's estimated fees and expenses, based on contractual rates or elimination of duplicative services.

[THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Wells Fargo Large Company Growth Fund
Pro Forma Portfolio of Investments
As of September 30, 2002 (Unaudited) (Note 1)

                            Shares                                                 Security Name
------------------------------------------------------------------------------------------------------------------------------------
                                                Wells Farge
                                                Large
                                                Company
Wells Fargo Large                               Growth Fund
Company Growth      Montgomery    Pro Forma     Pro Forma
Portfolio           Growth Fund   Adjustments   Combined
                                                             Common Stock
                                                             Aerospace/Defense - 0.21%
                         21,400                      21,400  General Dynamics Corporation
                         49,700                      49,700  Raytheon Company




                                                             Airlines - 0.09%
                        110,200                     110,200  Southwest Airlines Company


                                                             Aluminum - 0.08%
                         62,300                      62,300  Alcoa, Inc.


                                                             Apparel & Accessory Stores - 4.28%
        1,065,700        29,500                   1,095,200  Kohl's Corporation +


                                                             Apparel/Footwear Retail - 0.15%
                        124,300                     124,300  Gap, Inc. (The)
                         36,500                      36,500  Talbots, Inc. (The)




                                                             Beverages: Alcoholic - 0.17%
                         52,900                      52,900  Anheuser-Busch Companies, Inc.


                                                             Beverages: Non-Alcoholic - 0.28%
                         49,600                      49,600  Coca-Cola Company (The)
                         54,000                      54,000  PepsiCo, Inc.




                                                             Building Materials, Hardware, Garden Supply & Mobile
                                                             Home Dealers - 11.28%
        1,001,100                                 1,001,100  Fastenal Company
        2,864,617        53,700                   2,918,317  Home Depot Incorporated
        1,599,400        33,800                   1,633,200  Lowe's Companies Incorporated




                                                             Business Services - 36.75%
          640,200        40,700                     680,900  Automatic Data Processing Incorporated
          583,700                                   583,700  BISYS Group Incorporated +
        3,077,900                                 3,077,900  Concord EFS Incorporated +
          655,400                                   655,400  DST Systems Incorporated +
        1,596,500        25,500                   1,622,000  eBay Incorporated +
        3,665,800        33,900                   3,699,700  First Data Corporation
        2,093,468                                 2,093,468  Fiserv Incorporated +
        3,152,300                                 3,152,300  IMS Health Incorporated
        2,951,160        94,600                   3,045,760  Microsoft Corporation +
        1,333,300                                 1,333,300  Sungard Data Systems Incorporated +
        1,088,500                                 1,088,500  Veritas Software Corporation +




                                                             Chemicals & Allied Products - 11.12%
        1,577,200        48,600                   1,625,800  Amgen Incorporated +
        3,495,875       128,800                   3,624,675  Pfizer Incorporated




                                                             Chemicals: Major Diversified - 0.10%
                         49,400                      49,400  Rohm & Haas Company


                                                             Computer Processing Hardware - 0.23%
                         78,400                      78,400  Dell Computer Corporation
                         29,100                      29,100  International Business Machines Corporation




                                                             Data Processing Services - 0.05%
                         68,300                      68,300  Jack Henry & Associates, Inc.


                                                             Domestic Depository Institutions - 2.16%
          869,400                                   869,400  State Street Corporation


                                                             Drug Store Chains - 0.12%
                         59,900                      59,900  Walgreen Company


                                                             Electric Utilities - 0.15%
                         28,800                      28,800  FPL Group, Inc.
                         26,800                      26,800  Southern Company (The)




                                                             Electrical Products - 0.03%
                         11,500                      11,500  Emerson Electric Company


                                                             Electronic & Other Electrical Equipment & Components, Except Computer
                                                             Equipment - 9.93%
        6,565,700       114,600                   6,680,300  Intel Corporation
        4,651,100                                 4,651,100  Nokia OYJ ADR




                                                             Electronic Production Equipment - 0.07%
                         92,100                      92,100  Applied Materials, Inc.


                                                             Engineering, Accounting, Research, Management & Related
                                                             Services - 5.18%
        3,313,610                                 3,313,610  Paychex Incorporated


                                Security Name                                                         Market Value
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                      Wells Fargo
                                                                                                                      Large Company
                                                                                     Wells Fargo                      Growth Fund
                                                                                     Large Company      Montgomery    Pro Forma
                                                                                     Growth Portfolio   Growth Fund   Combined
Common Stock
Aerospace/Defense - 0.21%
General Dynamics Corporation                                                                            $ 1,740,462   $   1,740,462
Raytheon Company                                                                                          1,456,210       1,456,210
                                                                                     -----------------------------------------------
                                                                                                          3,196,672       3,196,672
                                                                                     -----------------------------------------------

Airlines - 0.09%
Southwest Airlines Company                                                                                1,439,212       1,439,212
                                                                                     -----------------------------------------------

Aluminum - 0.08%
Alcoa, Inc.                                                                                               1,202,390       1,202,390
                                                                                     -----------------------------------------------

Apparel & Accessory Stores - 4.28%
Kohl's Corporation +                                                                       64,805,217     1,793,895      66,599,112
                                                                                     -----------------------------------------------

Apparel/Footwear Retail - 0.15%
Gap, Inc. (The)                                                                                           1,348,655       1,348,655
Talbots, Inc. (The)                                                                                       1,022,000       1,022,000
                                                                                     -----------------------------------------------
                                                                                                          2,370,655       2,370,655
                                                                                     -----------------------------------------------

Beverages: Alcoholic - 0.17%
Anheuser-Busch Companies, Inc.                                                                            2,676,740       2,676,740
                                                                                     -----------------------------------------------

Beverages: Non-Alcoholic - 0.28%
Coca-Cola Company (The)                                                                                   2,378,816       2,378,816
PepsiCo, Inc.                                                                                             1,995,300       1,995,300
                                                                                     -----------------------------------------------
                                                                                                          4,374,116       4,374,116
                                                                                     -----------------------------------------------

Building Materials, Hardware, Garden Supply & Mobile Home Dealers - 11.28%
Fastenal Company                                                                           31,614,738                    31,614,738
Home Depot Incorporated                                                                    74,766,504     1,401,570      76,168,074
Lowe's Companies Incorporated                                                              66,215,160     1,399,320      67,614,480
                                                                                     -----------------------------------------------
                                                                                          172,596,402     2,800,890     175,397,292
                                                                                     -----------------------------------------------

Business Services - 36.75%
Automatic Data Processing Incorporated                                                     22,259,754     1,415,139      23,674,893
BISYS Group Incorporated +                                                                  9,753,627                     9,753,627
Concord EFS Incorporated +                                                                 48,877,052                    48,877,052
DST Systems Incorporated +                                                                 19,314,638                    19,314,638
eBay Incorporated +                                                                        84,311,165     1,347,293      85,658,458
First Data Corporation                                                                    102,459,110       947,505     103,406,615
Fiserv Incorporated +                                                                      58,784,581                    58,784,581
IMS Health Incorporated                                                                    47,189,931                    47,189,931
Microsoft Corporation +                                                                   128,936,180     4,136,858     133,073,038
Sungard Data Systems Incorporated +                                                        25,932,685                    25,932,685
Veritas Software Corporation +                                                             16,011,835                    16,011,835
                                                                                     -----------------------------------------------
                                                                                          563,830,558     7,846,795     571,677,353
                                                                                     -----------------------------------------------

Chemicals & Allied Products - 11.12%
Amgen Incorporated +                                                                       65,769,240     2,026,377      67,795,617
Pfizer Incorporated                                                                       101,450,292     3,737,776     105,188,068
                                                                                     -----------------------------------------------
                                                                                          167,219,532     5,764,153     172,983,685
                                                                                     -----------------------------------------------

Chemicals: Major Diversified - 0.10%
Rohm & Haas Company                                                                                       1,531,400       1,531,400
                                                                                     -----------------------------------------------

Computer Processing Hardware - 0.23%
Dell Computer Corporation                                                                                 1,842,792       1,842,792
International Business Machines Corporation                                                               1,699,149       1,699,149
                                                                                     -----------------------------------------------
                                                                                                          3,541,941       3,541,941
                                                                                     -----------------------------------------------

Data Processing Services - 0.05%
Jack Henry & Associates, Inc.                                                                               848,286         848,286
                                                                                     -----------------------------------------------

Domestic Depository Institutions - 2.16%
State Street Corporation                                                                   33,593,616                    33,593,616
                                                                                     -----------------------------------------------

Drug Store Chains - 0.12%
Walgreen Company                                                                                          1,842,524       1,842,524
                                                                                     -----------------------------------------------

Electric Utilities - 0.15%
FPL Group, Inc.                                                                                           1,549,440       1,549,440
Southern Company (The)                                                                                      771,304         771,304
                                                                                     -----------------------------------------------
                                                                                                          2,320,744       2,320,744
                                                                                     -----------------------------------------------

Electrical Products - 0.03%
Emerson Electric Company                                                                                    505,310         505,310
                                                                                     -----------------------------------------------

Electronic & Other Electrical Equipment & Components, Except Computer
Equipment - 9.93%
Intel Corporation                                                                          91,197,573     1,590,075      92,787,648
Nokia OYJ ADR                                                                              61,627,075                    61,627,075
                                                                                     -----------------------------------------------
                                                                                          152,824,648     1,590,075     154,414,723
                                                                                     -----------------------------------------------

Electronic Production Equipment - 0.07%
Applied Materials, Inc.                                                                                   1,064,216       1,064,216
                                                                                     -----------------------------------------------

Engineering, Accounting, Research, Management & Related Services - 5.18%
Paychex Incorporated                                                                       80,586,995                    80,586,995

                                                             Finance/Rental/Leasing - 0.22%
                         35,400                      35,400  Freddie Mac
                         75,100                      75,100  MBNA Corporation




                                                             Financial Conglomerates - 0.27%
                         48,000                      48,000  American Express Company
                         92,766                      92,766  Citigroup, Inc.




                                                             General Merchandise Stores - 4.23%
        1,247,400        90,300                   1,337,700  Wal-Mart Stores Incorporated


                                                             Household/Personal Care - 0.35%
                         39,100                      39,100  Avon Products, Inc.
                         45,700                      45,700  Estee Lauder Companies, Inc. (The), Class A
                         26,100                      26,100  Procter & Gamble Company (The)




                                                             Industrial & Commercial Machinery & Computer Equipment - 4.61%
        5,567,000       153,000                   5,720,000  Cisco Systems Incorporated +
        2,579,700                                 2,579,700  EMC Corporation +




                                                             Industrial Conglomerates - 0.47%
                         17,800                      17,800  3M Company
                        174,600                     174,600  General Electric Company
                         79,600                      79,600  Tyco International Ltd.




                                                             Insurance Brokers/Services - 0.09%
                         32,400                      32,400  Marsh & McLennan Companies, Inc.


                                                             Insurance Carriers - 6.60%
        1,807,516        69,250                   1,876,766  American International Group Incorporated


                                                             Integrated Oil - 0.29%
                         15,100                      15,100  ChevronTexaco Corporation
                        107,300                     107,300  Exxon Mobil Corporation




                                                             Investment Banks/Brokers - 0.08%
                         25,000                      25,000  Lehman Brothers Holdings, Inc.


                                                             Major Banks - 0.29%
                         48,400                      48,400  Bank of America Corporation
                         49,300                      49,300  Bank of New York Company, Inc. (The)
                         68,800       (68,800)            0  Wells Fargo & Company (Note 1)




                                                             Major Telecommunications - 0.25%
                         98,900                      98,900  AT&T Corporation
                         68,100                      68,100  SBC Communications, Inc.
                         48,800                      48,800  Verizon Communications, Inc.




                                                             Managed Health Care - 0.14%
                         79,300                      79,300  First Health Group Corporation


                                                             Measuring, Analyzing, & Controlling Instruments; Photographic,
                                                             Medical & Optical Goods - 8.82%
        3,203,800        53,300                   3,257,100  Medtronic Incorporated


                                                             Media Conglomerates - 0.22%
                         72,500                      72,500  AOL Time Warner, Inc.
                         61,700                      61,700  Viacom, Inc., Class B




                                                             Medical Specialties - 0.07%
                         33,100                      33,100  Baxter International, Inc.


                                                             Miscellaneous Retail - 5.02%
        2,354,850        58,300                   2,413,150  Costco Wholesale Corporation+D213


                                                             Oil & Gas Production - 0.17%
                         34,910                      34,910  Anadarko Petroleum Corporation
                         31,900                      31,900  EOG Resources, Inc.




                                                             Oilfield Services/Equipment - 0.09%
                         25,500                      25,500  Baker Hughes, Inc.
                         17,400                      17,400  Schlumberger Ltd.




                                                             Package Software -0.05%
                         95,400                      95,400  Oracle Corporation


                                                             Personal Services - 4.49%
        1,666,250                                 1,666,250  Cintas Corporation


                                                             Pharmaceuticals: Major - 0.59%
                         47,600                      47,600  Abbott Laboratories
                         58,000                      58,000  Johnson & Johnson
                         39,900                      39,900  Merck & Company, Inc.
                         42,300                      42,300  Allergan, Inc.




                                                             Publishing: Newspapers - 0.09%
                         31,400                      31,400  New York Times Company

Finance/Rental/Leasing - 0.22%
Freddie Mac                                                                     1,978,860     1,978,860
MBNA Corporation                                                                1,380,338     1,380,338
                                                                  --------------------------------------
                                                                                3,359,198     3,359,198
                                                                  --------------------------------------

Financial Conglomerates - 0.27%
American Express Company                                                        1,496,640     1,496,640
Citigroup, Inc.                                                                 2,750,512     2,750,512
                                                                  --------------------------------------
                                                                                4,247,152     4,247,152
                                                                  --------------------------------------

General Merchandise Stores - 4.23%
Wal-Mart Stores Incorporated                                       61,421,976   4,446,372    65,868,348
                                                                  --------------------------------------

Household/Personal Care - 0.35%
Avon Products, Inc.                                                             1,802,510     1,802,510
Estee Lauder Companies, Inc. (The), Class A                                     1,313,418     1,313,418
Procter & Gamble Company (The)                                                  2,332,818     2,332,818
                                                                  --------------------------------------
                                                                                5,448,746     5,448,746
                                                                  --------------------------------------

Industrial & Commercial Machinery & Computer Equipment - 4.61%
Cisco Systems Incorporated +                                       58,342,160   1,603,440    59,945,600
EMC Corporation +                                                  11,789,229                11,789,229
                                                                  --------------------------------------
                                                                   70,131,389   1,603,440    71,734,829
                                                                  --------------------------------------

Industrial Conglomerates - 0.47%
3M Company                                                                      1,957,466     1,957,466
General Electric Company                                                        4,303,890     4,303,890
Tyco International Ltd.                                                         1,122,360     1,122,360
                                                                  --------------------------------------
                                                                                7,383,716     7,383,716
                                                                  --------------------------------------

Insurance Brokers/Services - 0.09%
Marsh & McLennan Companies, Inc.                                                1,349,136     1,349,136
                                                                  --------------------------------------

Insurance Carriers - 6.60%
American International Group Incorporated                          98,871,125   3,787,975   102,659,100
                                                                  --------------------------------------

Integrated Oil - 0.29%
ChevronTexaco Corporation                                                       1,045,675     1,045,675
Exxon Mobil Corporation                                                         3,422,870     3,422,870
                                                                  --------------------------------------
                                                                                4,468,545     4,468,545
                                                                  --------------------------------------

Investment Banks/Brokers - 0.08%
Lehman Brothers Holdings, Inc.                                                  1,226,250     1,226,250
                                                                  --------------------------------------

Major Banks - 0.29%
Bank of America Corporation                                                     3,087,920     3,087,920
Bank of New York Company, Inc. (The)                                            1,416,882     1,416,882
Wells Fargo & Company (Note 1)                                                  3,313,408     3,313,408
                                                                  --------------------------------------
                                                                                7,818,210     7,818,210
                                                                  --------------------------------------

Major Telecommunications - 0.25%
AT&T Corporation                                                                1,187,789     1,187,789
SBC Communications, Inc.                                                        1,368,810     1,368,810
Verizon Communications, Inc.                                                    1,339,072     1,339,072
                                                                  --------------------------------------
                                                                                3,895,671     3,895,671
                                                                  --------------------------------------

Managed Health Care - 0.14%
First Health Group Corporation                                                  2,156,960     2,156,960
                                                                  --------------------------------------

Measuring, Analyzing, & Controlling Instruments; Photographic,
Medical & Optical Goods - 8.82%
Medtronic Incorporated                                            134,944,056   2,244,996    137,189,052
                                                                  --------------------------------------

Media Conglomerates - 0.22%
AOL Time Warner, Inc.                                                             848,250       848,250
Viacom, Inc., Class B                                                           2,501,935     2,501,935
                                                                  --------------------------------------
                                                                                3,350,185     3,350,185
                                                                  --------------------------------------

Medical Specialties - 0.07%
Baxter International, Inc.                                                      1,011,205     1,011,205
                                                                  --------------------------------------

Miscellaneous Retail - 5.02%
Costco Wholesale Corporation+D213                                  76,226,495   1,887,462    78,113,957
                                                                  --------------------------------------

Oil & Gas Production - 0.17%
Anadarko Petroleum Corporation                                                  1,554,891     1,554,891
EOG Resources, Inc.                                                             1,147,124     1,147,124
                                                                  --------------------------------------
                                                                                2,702,015     2,702,015
                                                                  --------------------------------------

Oilfield Services/Equipment - 0.09%
Baker Hughes, Inc.                                                                740,265       740,265
Schlumberger Ltd.                                                                 669,204       669,204
                                                                  --------------------------------------
                                                                                1,409,469     1,409,469
                                                                  --------------------------------------

Package Software -0.05%
Oracle Corporation                                                                750,321       750,321
                                                                  --------------------------------------

Personal Services - 4.49%
Cintas Corporation                                                 69,849,200                69,849,200
                                                                  --------------------------------------

Pharmaceuticals: Major - 0.59%
Abbott Laboratories                                                             1,923,040     1,923,040
Johnson & Johnson                                                               3,136,640     3,136,640
Merck & Company, Inc.                                                           1,823,829     1,823,829
Allergan, Inc.                                                                  2,301,120     2,301,120
                                                                  --------------------------------------
                                                                                9,184,629     9,184,629
                                                                  --------------------------------------

Publishing: Newspapers - 0.09%
New York Times Company                                                          1,427,130     1,427,130
                                                                  --------------------------------------

                                                             Recreational Products - 0.05%
                         12,000                      12,000  Electronic Arts, Inc.


                                                             Savings Banks - 0.19%
                         47,400                      47,400  Golden West Financial Corporation


                                                             Security & Commodity Brokers, Dealers, Exchanges & Services - 11.85%
        8,604,987                                 8,604,987  Charles Schwab Corporation
        1,641,350        17,300                   1,658,650  Goldman Sachs Group Incorporated




                                                             Semiconductors - 0.07%
                         69,700                      69,700  Texas Instruments, Inc.


                                                             Wholesale Trade-Nondurable Goods - 3.76%
          941,400                                   941,400  Cardinal Health Incorporated


                                                             Total Common Stock  (Cost $2,469,215,845)


                                                             Warrants - 0.0%
            1,286                                     1,286  Acclaim Entertainment Incorporated
            2,954                                     2,954  Per-Se Technologies Incorporated


                                                             Total Warrants (Cost $0)


                                                             Short-Term Investments
       46,806,543                   3,313,408    50,119,951  Goldman Sachs & Company - 102% Collateralized by US
                                                             Government Securities
                      1,250,000                   1,250,000  Countrywide Home Loans
                      1,294,000                   1,294,000  Merrill Lynch & Co.


                                                             Total Short-Term Investments - (Cost $52,663,951)



                                                             Total Investments in Securities (Cost $2,521,879,796)
                                                             Total Investments Attributable to Nonparticipating Gateway Funds

                                                             Total Investments for Proforma WF Large Company Growth Fund

                                                             Other Assets and Liabilities, Net


                                                             Total Net Assets


Recreational Products - 0.05%
Electronic Arts, Inc.                                                                                     792,240         792,240
                                                                                      --------------------------------------------

Savings Banks - 0.19%
Golden West Financial Corporation                                                                       2,947,332       2,947,332
                                                                                      --------------------------------------------

Security & Commodity Brokers, Dealers, Exchanges & Services - 11.85%
Charles Schwab Corporation                                                               74,863,387                    74,863,387
Goldman Sachs Group Incorporated                                                        108,378,341     1,142,319     109,520,660
                                                                                      --------------------------------------------
                                                                                        183,241,728     1,142,319     184,384,047
                                                                                      --------------------------------------------

Semiconductors - 0.07%
Texas Instruments, Inc.                                                                                 1,029,469       1,029,469
                                                                                      --------------------------------------------

Wholesale Trade-Nondurable Goods - 3.76%
Cardinal Health Incorporated                                                             58,555,080                    58,555,080
                                                                                      --------------------------------------------

Total Common Stock  (Cost $2,469,215,845)                                             1,988,698,017   127,780,157   2,113,164,766(1)
                                                                                      --------------------------------------------

Warrants - 0.0%
Acclaim Entertainment Incorporated                                                                0                             0
Per-Se Technologies Incorporated                                                                 59                            59
                                                                                      --------------------------------------------

Total Warrants (Cost $0)                                                                         59                            59
                                                                                      --------------------------------------------

Short-Term Investments                                 Interest Rate  Maturity Date
Goldman Sachs & Company - 102% Collateralized by US            1.96%      10/1/2002      46,806,543                    46,806,543
Government Securities
Countrywide Home Loans                                                                                  1,250,000       1,250,000
Merrill Lynch & Co.                                                                                     1,294,000       1,294,000
                                                                                      --------------------------------------------
Total Short-Term Investments - (Cost $52,663,951)                                        46,806,543     2,544,000      52,663,951(1)
                                                                                      --------------------------------------------

Total Investments in Securities (Cost $2,521,879,796)                        139.23%  2,035,504,619   130,324,157   2,165,828,776
Total Investments Attributable to Nonparticipating Gateway Funds             (39.20)   (609,851,948)                 (609,851,948)
                                                                      ------------------------------------------------------------
Total Investments for Proforma WF Large Company Growth Fund                  100.02   1,425,652,671   130,324,157   1,555,976,828

Other Assets and Liabilities, Net                                             (0.02)        330,546      (680,107)       (349,561)
                                                                      ------------------------------------------------------------
Total Net Assets                                                             100.00%  1,425,983,217   129,644,050   1,555,627,267
                                                                      ============================================================


+    Non-income producing securities

(1) Wells Fargo & Company acquired certain assets of Montgomery Asset Management, LLC in a transaction that closed on January 17, 2003. As part of this Acquisition, Wells Capital Management Incorporated, a wholly-owned subsidiary of Wells Fargo & Company, became the interim adviser to the Montgomery Growth Fund, and as a result Wells Fargo & Company became the parent company to the adviser of the Montgomery Growth Fund. Accordingly, the federal securities laws prohibit the Fund from acquiring any security issued by Wells Fargo & Company. In light of this prohibition, the Montgomery Growth Fund has sold all of its Wells Fargo & Company stock. To reflect this sale and its reduction to cash, the market value of the position ($3,313,408) was debited from "Total Common Stock" and credited to "Total Short-Term Investments." It is not expected that any other securities will have to be sold as a result of the Reorganization.

[THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WF Montgomery Mid Cap Growth Fund
PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
As of September 30, 2002  (Unaudited)

                                                                                                                       Wells Fargo
                                                                                                                     Montgomery Mid
                                                               Montgomery      Wells Fargo                           Cap Growth Fund
                                                                  Fund           Mid Cap            Pro Forma           Pro Forma
                                                                Cap Fund       Growth Fund         Adjustments          Combined
                                                             -------------    -------------       -------------       -------------
ASSETS
Investments:
     In securities, at market value (see cost below)         $  77,797,971    $   7,420,156                           $  85,218,127
     Cash                                                              424           56,601                                  57,025
Collateral for Securities Loaned                                         0        2,244,000                               2,244,000
Receivables:
     Dividends, interest, other receivables                         14,574            2,384                                  16,958
     Fund shares sold                                                  163            4,260                                   4,423
     Investment securities sold                                  3,514,401          576,368                               4,090,769
     Due from Advisor and Affiliates                                     0            3,100                                   3,100
Prepaid expenses and other assets                                  123,178                0                                 123,178
Total Assets                                                    81,450,711       10,306,869                  --          91,757,580
LIABILITIES
Payables:
     Payable for securities loaned                                       0        2,244,000                               2,244,000
     Investment securities purchased                             2,022,225          207,326                               2,229,551
     Fund shares redeemed                                                0          114,145                                 114,145
     Due to other related parties                                    8,922           11,902                                  20,824
     Due to advisor and affiliates                                 161,872                0                                 161,872
     Other accrued liabilities and expenses                        217,307           11,741                                 229,048
Total Liabilities                                                2,410,326        2,589,114                  --           4,999,440
TOTAL NET ASSETS                                             $  79,040,385    $   7,717,755       $          --       $  86,758,140

Net assets consist of:
     Paid-in capital                                         $  95,922,560    $  16,892,310                           $ 112,814,870
     Undistributed net investment income (loss)                   (244,283)               0                                (244,283)
     Undistributed net realized gain (loss)
          on investments and foreign currencies                (15,551,905)      (8,218,997)                            (23,770,902)
     Net unrealized appreciation (depreciation)
          of investments and foreign currencies                 (1,085,987)        (955,558)                             (2,041,545)
TOTAL NET ASSETS                                             $  79,040,385    $   7,717,755       $          --       $  86,758,140

COMPUTATION OF NET ASSET VALUE
   AND OFFERING PRICE PER SHARE
Net assets - Class A                                                    NA    $   3,613,050       $  79,040,385       $  82,653,435
Shares outstanding - Class A                                            NA          994,418          21,774,211 (1)      22,768,629
Net asset value per share - Class A                                     NA    $        3.63                           $        3.63
Maximum offering price per share - Class A (2)                          NA    $        3.85                           $        3.85
Net assets - Class B                                                    NA    $   3,662,389                           $   3,662,389
Shares outstanding - Class B                                            NA        1,022,486                               1,022,486
Net asset value and offering price per
     share - Class B                                                    NA    $        3.58                           $        3.58
Net assets - Class C                                                    NA    $     442,316                           $     442,316
Shares outstanding - Class C                                            NA          123,465                                 123,465
Net asset value and offering price per
     share - Class C                                                    NA    $        3.58                           $        3.58
Maximum offering price per share - Class C (3)                          NA    $        3.62                           $        3.62
Net assets - Class R                                         $  79,040,385               NA       $ (79,040,385)                 NA
Shares outstanding - Class R                                     9,779,634               NA          (9,779,634)(1)              NA
Net asset value and offering price per
     share - Class R                                         $        8.08               NA                                      NA


INVESTMENTS AT COST                                          $  78,883,958    $   8,375,714                           $  87,259,672
------------------------------------------------------------------------------------------------------------------------------------

(1)  Share adjustments based on surviving Fund NAV.
(2) Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more the offering price is reduced.
(3)  Maximum offering price is computed as 100/99 of net asset value.

[THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WF Montgomery Mid Cap Growth Fund
PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended September 30, 2002 (Unaudited)

                                                                                                                       Wells Fargo
                                                                                                                     Montgomery Mid
                                                               Montgomery      Wells Fargo                           Cap Growth Fund
                                                                  Fund           Mid Cap            Pro Forma           Pro Forma
                                                                Cap Fund       Growth Fund         Adjustments          Combined
                                                             -------------    -------------       -------------       -------------
INVESTMENT INCOME
  Dividends (1)                                              $     230,579    $     23,756                --              $ 254,335
  Interest                                                         100,278           4,920                --                105,198
  Security Lending Income                                           60,356           6,985                --                 67,341
Total Investment Income                                            391,213          35,661                --                426,874

EXPENSES
  Advisory fees                                                  3,085,582          81,530        (2,265,972)(2)            901,140
  Administration fees                                               73,979          16,306            89,943 (2)            180,228
  Custody fees                                                       9,704           2,174            12,152 (2)             24,030
  Shareholder servicing fees                                             0          27,177           273,203 (2)            300,380
  Portfolio accounting fees                                         51,786          95,801          (108,738)(2)             38,849
  Transfer agency fees
     Class A/Class R                                               227,510          26,565           (48,576)(2)            205,499
     Class B                                                             0          39,125           (29,564)(2)              9,561
     Class C                                                             0          10,376            (9,162)(2)              1,214
  Distribution fees
     Class A                                                            NA               0                                       --
     Class B                                                            NA          39,837                                   39,837
     Class C                                                            NA           5,058                                    5,058
  Legal and audit fees                                              50,522          23,366           (23,888)(2)             50,000
  Registration fees                                                 11,952          15,692            (7,644)(2)             20,000
  Directors' fees                                                   12,879           5,726           (12,879)(2)              5,726
  Shareholder reports                                               50,473           9,807           (35,280)(2)             25,000
  Other                                                             35,533           6,475            (2,008)(2)             40,000
Total Expenses                                                   3,609,920         405,015        (2,168,413)             1,846,522
Less:
      Waived fees and reimbursed expenses fees                  (1,971,237)       (207,839)        2,119,654 (2)            (59,422)
Net expenses                                                     1,638,683         197,176           (48,759)             1,787,100
Income from Legal Settlements                                      297,452               0                 0                297,452
NET INVESTMENT INCOME (LOSS)                                      (950,018)       (161,515)           48,759             (1,062,774)

REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS
  Net realized gain (loss) on sale of investments              (19,279,929)     (3,690,617)                             (22,970,546)
  Net realized gain (loss) on foreign currency                                                                                   --
      transactions                                                                      --                                       --
  Net change in unrealized appreciation                                                                                          --
      or depreciation of investments                           (46,116,485)      1,732,409                              (44,384,076)
   Net change in unrealized appreciation or depreciation                                                                         --
      of foreign currency transactions                                                  --                                       --
Net Gain (Loss) on Investments                                 (65,396,414)     (1,958,208)               --            (67,354,622)
NET INCREASE(DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                   $ (66,346,432)   $ (2,119,723)           48,759          $ (68,417,396)
------------------------------------------------------------------------------------------------------------------------------------

(1)  Net of foreign withholding taxes of $85.

(2) To adjust expenses to reflect the Combined Fund's estimated fees and expenses, based on contractual rates or elimination of duplicative services.

[THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WF Montgomery Mid Cap Growth Fund
Pro Forma Portfolio of Investments
As of September 30, 2002 (Unaudited) (Note 1)

                  Shares                                           Security Name
------------------------------------------------------------------------------------------------------------------------------------

                                Wells
                              Montgomery
                               Mid Cap
                             Growth Fund
 Montgomery     WF Mid Cap    Pro Forma
Mid Cap Fund   Growth Fund     Combined
                                            Common Stock  - 94.74%
                                            Aerospace/Defense - 3.19%
      16,500                      16,500    Northrop Grumman Corporation
      24,700                      24,700    Raytheon Company




                                            Air Freight/Couriers - 1.55%
      48,000                      48,000    Expeditors International of Washington, Inc.


                                            Amusement & Recreation Services - 1.23%
                     1,550         1,550    Harrah's Entertainment Incorporated +
     116,800         8,450       125,250    Park Place Entertainment Corporation




                                            Apparel & Accessory Stores - 0.94%
                     2,825         2,825    Chico's FAS Incorporated +
      39,100                      39,100    Abercrombie & Fitch Company, Class A



                                            Auto Parts: O.E.M. - 2.77%
      57,700                      57,700    Lear Corporation


                                            Beverages: Alcoholic - 1.44%
      54,000                      54,000    Constellation Brands, Inc., Class A


                                            Beverages: Non-Alcoholic - 0.78%
      29,100                      29,100    Pepsi Bottling Group Inc.


                                            Broadcasting - 1.94%
      47,000                      47,000    Westwood One, Inc.


                                            Building Products - 1.62%
      72,100                      72,100    Masco Corporation


                                            Business Services - 8.64%
      52,000         1,600        53,600    Activision Incorporated +
                     1,525         1,525    Affiliated Computer Services Incorporated Class A +
                     2,075         2,075    AMN Healthcare Services Incorporated +
                    11,174        11,174    BEA Systems Incorporated +
                     5,805         5,805    Brocade Communications Systems Incorporated +
                     4,750         4,750    CheckFree Corporation +
                     3,175         3,175    Concord EFS Incorporated +
                       930           930    DST Systems Incorporated +
      35,300         1,215        36,515    Electronic Arts Incorporated +
                     1,142         1,142    Fiserv Incorporated +
                     2,650         2,650    Internet Security Systems Incorporated +
                     3,950         3,950    Interpublic Group of Companies Incorporated
      90,500         2,875        93,375    Lamar Advertising Company +
                       925           925    Manpower Incorporated
                     4,975         4,975    Mercury Interactive Corporation +
                     5,915         5,915    NetIQ Corporation +
                     2,150         2,150    Precise Software Solutions Limited +
                     5,600         5,600    Quest Software Incorporated +
                     3,009         3,009    Sungard Data Systems Incorporated +
                     4,842         4,842    Ticketmaster Class B +
                     7,025         7,025    Veritas Software Corporation +



                                            Casinos/Gambling - 1.88%
      43,700                      43,700    MGM Mirage


                                            Chemicals & Allied Products - 4.78%
                     1,900         1,900    Biogen Incorporated +
                       511           511    Cephalon Incorporated +
                     1,175         1,175    Gilead Sciences Incorporated +
      53,000         1,602        54,602    IDEC Pharmaceuticals Corporation +
                     1,433         1,433    Invitrogen Corporation +
                     3,375         3,375    IVAX Corporation +
                     7,578         7,578    King Pharmaceuticals Incorporated +
      57,900         5,365        63,265    MedImmune Incorporated +
                     5,600         5,600    Millennium Pharmaceuticals Incorporated +
                     3,050         3,050    Mylan Laboratories Incorporated

                            Security Name                                                     Market Value
--------------------------------------------------------------------------------------------------------------------------
                                                                                                              Wells Fargo
                                                                                                               Montgomery
                                                                                                                 Mid Cap
                                                                                                                 Growth
                                                                                 Montgomery                     Fund Pro
                                                                                   Mid Cap       WF Mid Cap       Forma
                                                                                    Fund        Growth Fund     Combined
Common Stock  - 94.74%
Aerospace/Defense - 3.19%
Northrop Grumman Corporation                                                     $ 2,046,660                  $ 2,046,660
Raytheon Company                                                                     723,710                      723,710
                                                                                 -----------------------------------------
                                                                                   2,770,370                    2,770,370
                                                                                 -----------------------------------------

Air Freight/Couriers - 1.55%
Expeditors International of Washington, Inc.                                       1,340,640                    1,340,640
                                                                                 -----------------------------------------

Amusement & Recreation Services - 1.23%
Harrah's Entertainment Incorporated +                                                               74,726         74,726
Park Place Entertainment Corporation                                                 928,560        67,178        995,738
                                                                                 -----------------------------------------
                                                                                     928,560       141,904      1,070,464
                                                                                 -----------------------------------------

Apparel & Accessory Stores - 0.94%
Chico's FAS Incorporated +                                                                          45,002         45,002
Abercrombie & Fitch Company, Class A                                                 769,097                      769,097
                                                                                 -----------------------------------------
                                                                                     769,097        45,002        814,099
                                                                                 -----------------------------------------
Auto Parts: O.E.M. - 2.77%
Lear Corporation                                                                   2,403,205                    2,403,205
                                                                                 -----------------------------------------

Beverages: Alcoholic - 1.44%
Constellation Brands, Inc., Class A                                                1,247,400                    1,247,400
                                                                                 -----------------------------------------

Beverages: Non-Alcoholic - 0.78%
Pepsi Bottling Group Inc.                                                            680,940                      680,940
                                                                                 -----------------------------------------

Broadcasting - 1.94%
Westwood One, Inc.                                                                 1,680,250                    1,680,250
                                                                                 -----------------------------------------

Building Products - 1.62%
Masco Corporation                                                                  1,409,555                    1,409,555
                                                                                 -----------------------------------------

Business Services - 8.64%
Activision Incorporated +                                                          1,245,400        38,288      1,283,688
Affiliated Computer Services Incorporated Class A +                                                 64,889         64,889
AMN Healthcare Services Incorporated +                                                              38,388         38,388
BEA Systems Incorporated +                                                                          57,887         57,887
Brocade Communications Systems Incorporated +                                                       43,712         43,712
CheckFree Corporation +                                                                             54,055         54,055
Concord EFS Incorporated +                                                                          50,419         50,419
DST Systems Incorporated +                                                                          27,407         27,407
Electronic Arts Incorporated +                                                     2,330,506        80,141      2,410,647
Fiserv Incorporated +                                                                               32,067         32,067
Internet Security Systems Incorporated +                                                            32,648         32,648
Interpublic Group of Companies Incorporated                                                         62,608         62,608
Lamar Advertising Company +                                                        2,743,508        87,256      2,830,764
Manpower Incorporated                                                                               27,140         27,140
Mercury Interactive Corporation +                                                                   85,370         85,370
NetIQ Corporation +                                                                                 85,767         85,767
Precise Software Solutions Limited +                                                                19,694         19,694
Quest Software Incorporated +                                                                       52,640         52,640
Sungard Data Systems Incorporated +                                                                 58,524         58,524
Ticketmaster Class B +                                                                              73,840         73,840
Veritas Software Corporation +                                                                     103,337        103,337
                                                                                 -----------------------------------------
                                                                                   6,319,414     1,176,077      7,495,491
                                                                                 -----------------------------------------
Casinos/Gambling - 1.88%
MGM Mirage                                                                         1,630,010                    1,630,010
                                                                                 -----------------------------------------

Chemicals & Allied Products - 4.78%
Biogen Incorporated +                                                                               55,613         55,613
Cephalon Incorporated +                                                                             20,859         20,859
Gilead Sciences Incorporated +                                                                      39,398         39,398
IDEC Pharmaceuticals Corporation +                                                 2,200,825        66,515      2,267,340
Invitrogen Corporation +                                                                            48,822         48,822
IVAX Corporation +                                                                                  41,411         41,411
King Pharmaceuticals Incorporated +                                                                137,692        137,692
MedImmune Incorporated +                                                           1,211,557       111,968      1,323,525
Millennium Pharmaceuticals Incorporated +                                                           52,192         52,192
Mylan Laboratories Incorporated                                                                     99,857         99,857

                     1,100         1,100    Praxair Incorporated



                                            Communications - 0.22%
                     1,775         1,775    Entercom Communications Corporation +
                     4,710         4,710    Univision Communications Incorporated Class A +



                                            Containers/Packaging - 1.16%
      20,000                      20,000    Ball Corporation


                                            Contract Drilling - 2.14%
      56,800                      56,800    Nabors Industries Ltd.


                                            Domestic Depository Institutions - 0.32%
                     2,074         2,074    Charter One Financial Incorporated
                     1,150         1,150    Commerce Bancorp Incorporated
                     2,325         2,325    National Commerce Financial Corporation
                     3,475         3,475    Sovereign Bancorp Incorporated
                     3,025         3,025    Synovus Financial Corporation



                                            Eating & Drinking Places - 0.14%
                     2,600         2,600    Cheesecake Factory +
                     1,425         1,425    Wendy's International Incorporated



                                            Educational Services - 0.07%
                     1,250         1,250    Career Education Corporation +


                                            Electronic & Other Electrical Equipment & Components,
                                            Except Computer Equipment - 5.76%
                     4,775         4,775    Altera Corporation +
                     2,400         2,400    American Power Conversion Corporation +
                     7,900         7,900    ARM Holdings plc ADR +
                     1,600         1,600    Broadcom Corporation Class A +
                     2,650         2,650    Fairchild Semiconductor Corporation Class A +
                     2,850         2,850    Integrated Circuit Systems Incorporated +
      94,600         3,525        98,125    Intersil Corporation Class A +
      21,600           800        22,400    L-3 Communications Holdings Incorporated +
                     4,350         4,350    Marvell Technology Group Limited +
                     2,175         2,175    Maxim Integrated Products Incorporated +
      94,200         4,250        98,450    Microchip Technology Incorporated +
                     1,875         1,875    National Semiconductor Corporation +
                     7,400         7,400    Network Appliance Incorporated +
                     3,250         3,250    Novellus Systems Incorporated +
                     2,350         2,350    RF Micro Devices Incorporated +
                     3,075         3,075    Varian Semiconductor Equipment Associates Incorporated T



                                            Electronic Production Equipment - 1.06%
      32,800                      32,800    KLA-Tencor Corporation


                                            Electronics/Appliance Stores - 2.37%
      83,000                      83,000    Blockbuster, Inc., Class A


                                            Engineering, Accounting, Research, Management &
                                            Related Services - 0.13%
                     2,175         2,175    Affymetrix Incorporated +
                     3,425         3,425    Pharmaceutical Product Development Incorporated +



                                            Finance/Rental/Leasing - 1.26%
      24,000                      24,000    Capital One Financial Corporation
      13,200                      13,200    IndyMac Bancorporation, Inc.



                                            Food Stores - 0.09%
                     3,975         3,975    Starbucks Corporation +


                                            General Merchandise Stores - 0.19%
                     3,825         3,825    Family Dollar Stores Incorporated
                     3,825         3,825    TJX Companies Incorporated




                     4,425         4,425    Health Services - 0.59%
                       775           775    Express Scripts Incorporated +
                     7,850         7,850    Health Management Associates Incorporated Class A +
                     2,215         2,215    Laboratory Corporation of America Holdings +
                     3,150         3,150    Universal Health Services Incorporated Class B +



                                            Holding & Other Investment Offices - 0.09%
                     1,050         1,050    S & P Mid-Cap 400 Depository Receipts


                                            Home Furniture, Furnishings & Equipment Stores - 1.48%
      31,300         2,935        34,235    Bed Bath & Beyond Incorporated +
                     4,125         4,125    Gamestop Corporation Class A +
                     2,100         2,100    Pier 1 Imports Incorporated
                     2,000         2,000    Williams-Sonoma Incorporated +



                                            Homebuilding - 2.83%

Praxair Incorporated                                                                                     56,221      56,221
                                                                                           ---------------------------------
                                                                                            3,412,382   730,548   4,142,930
                                                                                           ---------------------------------
Communications - 0.22%
Entercom Communications Corporation +                                                                    84,082      84,082
Univision Communications Incorporated Class A +                                                         107,388     107,388
                                                                                           ---------------------------------
                                                                                                        191,470     191,470
                                                                                           ---------------------------------
Containers/Packaging - 1.16%
Ball Corporation                                                                            1,007,800             1,007,800
                                                                                           ---------------------------------

Contract Drilling - 2.14%
Nabors Industries Ltd.                                                                      1,860,200             1,860,200
                                                                                           ---------------------------------

Domestic Depository Institutions - 0.32%
Charter One Financial Incorporated                                                                       61,632      61,632
Commerce Bancorp Incorporated                                                                            47,737      47,737
National Commerce Financial Corporation                                                                  58,241      58,241
Sovereign Bancorp Incorporated                                                                           44,828      44,828
Synovus Financial Corporation                                                                            62,375      62,375
                                                                                           ---------------------------------
                                                                                                        274,813     274,813
                                                                                           ---------------------------------
Eating & Drinking Places - 0.14%
Cheesecake Factory +                                                                                     77,558      77,558
Wendy's International Incorporated                                                                       47,182      47,182
                                                                                           ---------------------------------
                                                                                                        124,740     124,740
                                                                                           ---------------------------------
Educational Services - 0.07%
Career Education Corporation +                                                                           60,010      60,010
                                                                                           ---------------------------------

Electronic & Other Electrical Equipment & Components,
Except Computer Equipment - 5.76%
Altera Corporation +                                                                                     41,399      41,399
American Power Conversion Corporation +                                                                  22,944      22,944
ARM Holdings plc ADR +                                                                                   46,610      46,610
Broadcom Corporation Class A +                                                                           17,088      17,088
Fairchild Semiconductor Corporation Class A +                                                            25,096      25,096
Integrated Circuit Systems Incorporated +                                                                44,745      44,745
Intersil Corporation Class A +                                                              1,229,327    45,684   1,275,011
L-3 Communications Holdings Incorporated +                                                  1,138,320    42,160   1,180,480
Marvell Technology Group Limited +                                                                       68,947      68,947
Maxim Integrated Products Incorporated +                                                                 53,853      53,853
Microchip Technology Incorporated +                                                         1,923,564    86,913   2,010,477
National Semiconductor Corporation +                                                                     22,388      22,388
Network Appliance Incorporated +                                                                         54,242      54,242
Novellus Systems Incorporated +                                                                          67,632      67,632
RF Micro Devices Incorporated +                                                                          14,100      14,100
Varian Semiconductor Equipment Associates Incorporated T                                                 50,553      50,553
                                                                                           ---------------------------------
                                                                                            4,291,211   704,354   4,995,565
                                                                                           ---------------------------------
Electronic Production Equipment - 1.06%
KLA-Tencor Corporation                                                                        916,760               916,760
                                                                                           ---------------------------------

Electronics/Appliance Stores - 2.37%
Blockbuster, Inc., Class A                                                                  2,058,400             2,058,400
                                                                                           ---------------------------------

Engineering, Accounting, Research, Management &
Related Services - 0.13%
Affymetrix Incorporated +                                                                                45,240      45,240
Pharmaceutical Product Development Incorporated +                                                        66,240      66,240
                                                                                           ---------------------------------
                                                                                                        111,480     111,480
                                                                                           ---------------------------------
Finance/Rental/Leasing - 1.26%
Capital One Financial Corporation                                                             838,080               838,080
IndyMac Bancorporation, Inc.                                                                  254,364               254,364
                                                                                           ---------------------------------
                                                                                            1,092,444             1,092,444
                                                                                           ---------------------------------
Food Stores - 0.09%
Starbucks Corporation +                                                                                  82,004      82,004
                                                                                           ---------------------------------

General Merchandise Stores - 0.19%
Family Dollar Stores Incorporated                                                                       102,816     102,816
TJX Companies Incorporated                                                                               65,025      65,025
                                                                                           ---------------------------------
                                                                                                        167,841     167,841
                                                                                           ---------------------------------

Health Services - 0.59%                                                                                  75,225      75,225
Express Scripts Incorporated +                                                                           42,253      42,253
Health Management Associates Incorporated Class A +                                                     158,727     158,727
Laboratory Corporation of America Holdings +                                                             74,823      74,823
Universal Health Services Incorporated Class B +                                                        161,122     161,122
                                                                                           ---------------------------------
                                                                                                        512,150     512,150
                                                                                           ---------------------------------
Holding & Other Investment Offices - 0.09%
S & P Mid-Cap 400 Depository Receipts                                                                    78,068      78,068
                                                                                           ---------------------------------

Home Furniture, Furnishings & Equipment Stores - 1.48%
Bed Bath & Beyond Incorporated +                                                            1,019,910    95,593   1,115,503
Gamestop Corporation Class A +                                                                           84,356      84,356
Pier 1 Imports Incorporated                                                                              40,047      40,047
Williams-Sonoma Incorporated +                                                                           47,260      47,260
                                                                                           ---------------------------------
                                                                                            1,019,910   267,256   1,287,166
                                                                                           ---------------------------------
Homebuilding - 2.83%

      55,400                      55,400    Centex Corporation


                                            Hospital/Nursing Management - 2.65%
      40,000                      40,000    Community Health Systems, Inc., Class A
      32,400                      32,400    Triad Hospitals, Inc.



                                            Hotels, Rooming Houses, Camps & Other Lodging
                                            Places - 0.06%
                     1,550         1,550    Mandalay Resort Group +


                                            Hotels/Resorts/Cruiselines - 1.09%
      39,900                      39,900    Fairmont Hotels & Resorts, Inc.


                                            Industrial & Commercial Machinery & Computer
                                            Equipment - 0.48%
                     1,500         1,500    CDW Computer Centers Incorporated +
                     1,350         1,350    International Game Technology +
                     2,420         2,420    Lam Research Corporation +
                     1,200         1,200    Lexmark International Incorporated +
                     1,925         1,925    Smith International Incorporated +
                     2,975         2,975    Varian Medical Systems Incorporated +



                                            Insurance Carriers - 0.17%
                     4,171         4,171    AdvancePCS +
                     2,025         2,025    Principal Financial Group Incorporated +



                                            Integrated Oil - 1.14%
      12,000                      12,000    Murphy Oil Corporation


                                            Internet Software Services - 0.00%
       2,036                       2,036    Microstrategy, Inc.
         299                         299    Microstrategy, Inc., Class A



                                            Investment Managers - 0.90%
      28,800                      28,800    Federated Investors, Inc., Class B


                                            Managed Health Care - 3.99%
      71,000                      71,000    First Health Group Corporation
      71,400                      71,400    Health Net, Inc.



                                            Measuring, Analyzing, & Controlling Instruments;
                                            Photographic, Medical & Optical Goods - 0.56%
                     1,950         1,950    Biomet Incorporated
                     3,496         3,496    Boston Scientific Corporation +
                     1,325         1,325    Danaher Corporation
                     1,650         1,650    FLIR Systems Incorporated +
                     1,200         1,200    Mettler-Toledo International Incorporated +
                       750           750    Photon Dynamics Incorporated +
                     3,980         3,980    St Jude Medical Incorporated +



                                            Medical/Dental Distributors - 1.89%
      14,100                      14,100    AmerisourceBergen Corporation
      25,100                      25,100    Priority Healthcare Corporation, Class B



                                            Miscellaneous Retail - 0.06%
                     2,250         2,250    Dollar Tree Stores Incorporated +


                                            Motor Freight Transportation & Warehousing - 0.04%
                     2,100         2,100    Swift Transportation Company Incorporated +


                                            Oil & Gas Extraction - 1.97%
                     1,100         1,100    Apache Corporation
                     3,015         3,015    BJ Services Company +
                     3,100         3,100    ENSCO International Incorporated
      62,600         4,600        67,200    Ocean Energy Incorporated
                     4,075         4,075    Patterson-UTI Energy Incorporated +
                     1,450         1,450    Tidewater Incorporated



                                            Oil & Gas Production - 3.87%
      42,000                      42,000    Devon Energy Corporation
      37,000                      37,000    EOG Resources, Inc.



                                            Other Consumer Services - 7.48%
      38,450                      38,450    Apollo Group, Inc., Class A
      37,500                      37,500    Corinthian Colleges, Inc.
      24,500                      24,500    Expedia, Inc., Class A
      49,800                      49,800    Weight Watchers International, Inc.



                                            Personal Services - 0.07%
                     1,400         1,400    Cintas Corporation


                                            Printing, Publishing & Allied Industries - 0.16%
                     1,725         1,725    New York Times Company Class A
                     1,275         1,275    Scholastic Corporation +




Centex Corporation                                                                           2,456,990             2,456,990
                                                                                            ---------------------------------

Hospital/Nursing Management - 2.65%
Community Health Systems, Inc., Class A                                                      1,065,200             1,065,200
Triad Hospitals, Inc.                                                                        1,229,580             1,229,580
                                                                                            ---------------------------------
                                                                                             2,294,780             2,294,780
                                                                                            ---------------------------------
Hotels, Rooming Houses, Camps & Other Lodging
Places - 0.06%
Mandalay Resort Group +                                                                                   52,003      52,003
                                                                                            ---------------------------------

Hotels/Resorts/Cruiselines - 1.09%
Fairmont Hotels & Resorts, Inc.                                                                949,620               949,620
                                                                                            ---------------------------------

Industrial & Commercial Machinery & Computer
Equipment - 0.48%
CDW Computer Centers Incorporated +                                                                       63,540      63,540
International Game Technology +                                                                           93,339      93,339
Lam Research Corporation +                                                                                21,538      21,538
Lexmark International Incorporated +                                                                      56,400      56,400
Smith International Incorporated +                                                                        56,422      56,422
Varian Medical Systems Incorporated +                                                                    127,895     127,895
                                                                                            ---------------------------------
                                                                                                         419,134     419,134
                                                                                            ---------------------------------
Insurance Carriers - 0.17%
AdvancePCS +                                                                                              93,972      93,972
Principal Financial Group Incorporated +                                                                  53,015      53,015
                                                                                            ---------------------------------
                                                                                                         146,987     146,987
                                                                                            ---------------------------------
Integrated Oil - 1.14%
Murphy Oil Corporation                                                                         984,840               984,840
                                                                                            ---------------------------------

Internet Software Services - 0.00%
Microstrategy, Inc.                                                                                214                   214
Microstrategy, Inc., Class A                                                                     2,423                 2,423
                                                                                            ---------------------------------
                                                                                                 2,637                 2,637
                                                                                            ---------------------------------
Investment Managers - 0.90%
Federated Investors, Inc., Class B                                                             777,312               777,312
                                                                                            ---------------------------------

Managed Health Care - 3.99%
First Health Group Corporation                                                               1,931,200             1,931,200
Health Net, Inc.                                                                             1,531,530             1,531,530
                                                                                            ---------------------------------
                                                                                             3,462,730             3,462,730
                                                                                            ---------------------------------
Measuring, Analyzing, & Controlling Instruments;
Photographic, Medical & Optical Goods - 0.56%
Biomet Incorporated                                                                                       51,929      51,929
Boston Scientific Corporation +                                                                          110,333     110,333
Danaher Corporation                                                                                       75,326      75,326
FLIR Systems Incorporated +                                                                               57,734      57,734
Mettler-Toledo International Incorporated +                                                               31,200      31,200
Photon Dynamics Incorporated +                                                                            13,973      13,973
St Jude Medical Incorporated +                                                                           142,085     142,085
                                                                                            ---------------------------------
                                                                                                         482,580     482,580
                                                                                            ---------------------------------
Medical/Dental Distributors - 1.89%
AmerisourceBergen Corporation                                                                1,007,022             1,007,022
Priority Healthcare Corporation, Class B                                                       630,889               630,889
                                                                                            ---------------------------------
                                                                                             1,637,911             1,637,911
                                                                                            ---------------------------------
Miscellaneous Retail - 0.06%
Dollar Tree Stores Incorporated +                                                                         49,590      49,590
                                                                                            ---------------------------------

Motor Freight Transportation & Warehousing - 0.04%
Swift Transportation Company Incorporated +                                                               32,760      32,760
                                                                                            ---------------------------------

Oil & Gas Extraction - 1.97%
Apache Corporation                                                                                        65,395      65,395
BJ Services Company +                                                                                     78,390      78,390
ENSCO International Incorporated                                                                          77,624      77,624
Ocean Energy Incorporated                                                                    1,248,870    91,770   1,340,640
Patterson-UTI Energy Incorporated +                                                                      103,953     103,953
Tidewater Incorporated                                                                                    39,136      39,136
                                                                                            ---------------------------------
                                                                                             1,248,870   456,268   1,705,138
                                                                                            ---------------------------------
Oil & Gas Production - 3.87%
Devon Energy Corporation                                                                     2,026,500             2,026,500
EOG Resources, Inc.                                                                          1,330,520             1,330,520
                                                                                            ---------------------------------
                                                                                             3,357,020             3,357,020
                                                                                            ---------------------------------
Other Consumer Services - 7.48%
Apollo Group, Inc., Class A                                                                  1,670,460             1,670,460
Corinthian Colleges, Inc.                                                                    1,414,125             1,414,125
Expedia, Inc., Class A                                                                       1,241,415             1,241,415
Weight Watchers International, Inc.                                                          2,159,328             2,159,328
                                                                                            ---------------------------------
                                                                                             6,485,328             6,485,328
                                                                                            ---------------------------------
Personal Services - 0.07%
Cintas Corporation                                                                                        58,688      58,688
                                                                                            ---------------------------------

Printing, Publishing & Allied Industries - 0.16%
New York Times Company Class A                                                                            78,401      78,401
Scholastic Corporation +                                                                                  56,967      56,967
                                                                                            ---------------------------------
                                                                                                         135,368     135,368
                                                                                            ---------------------------------

                                            Property/Casualty Insurance - 0.83%
      25,200                      25,200    St. Paul Companies, Inc. (The)


                                            Railroads - 1.60%
      24,000                      24,000    Union Pacific Corporation


                                            Recreational Products - 2.00%
      82,300                      82,300    Brunswick Corporation


                                            Regional Banks - 0.87%
      17,800                      17,800    TCF Financial Corporation


                                            Restaurants - 1.35%
      45,100                      45,100    Brinker International, Inc.


                                            Rubber & Miscellaneous Plastics Products - 0.14%
                     2,825         2,825    Nike Incorporated Class B


                                            Security & Commodity Brokers, Dealers, Exchanges &
                                            Services - 0.20%
                     1,200         1,200    Lehman Brothers Holdings Incorporated
                     2,541         2,541    Neuberger Berman Incorporated
                     2,759         2,759    Waddell & Reed Financial Incorporated Class A



                                            Semiconductors - 0.80%
      63,000                      63,000    Zoran Corporation


                                            Specialty Insurance - 2.43%
      64,586                      64,586    Radian Group, Inc.


                                            Specialty Stores - 4.08%
      48,200                      48,200    Michaels Stores, Inc.
      25,800                      25,800    Rent-A-Center, Inc.



                                            Transportation By Air - 0.08%
                     5,425         5,425    Southwest Airlines Company


                                            Water Transportation - 0.08%
                     4,550         4,550    Royal Caribbean Cruises Limited


                                            Wholesale Distributors - 1.27%
      25,900                      25,900    W.W. Grainger, Inc.


                                            Wholesale Trade-Durable Goods - 0.09%
                     2,450         2,450    Martin Marietta Materials Incorporated


                                            Wholesale Trade-Nondurable Goods - 0.21%
                     1,500         1,500    McKesson Corporation
                     5,550         5,550    Priority Healthcare Corporation +



                                            Wireless Telecommunications - 1.48%
     169,100                     169,100    Nextel Communications, Inc., Class A


                                            Total Common Stock (Cost $84,231,262)


                                            Common Stock - Closed End Fund  - 0.10%
                     1,060         1,060    Biotech HOLDRs Trust


                                            Total Common Stock - Closed End Fund ($90,410)


                                            Fixed Income Securities
                       863           863    Microstrategy, Inc.


                                            Total Fixed Income Securities - (Cost $0)


                                            Short-Term Investments - 3.39%
                   133,000       133,000    Goldman Sachs & Company - 102% Collateralized by
                                            US Government Securities
   2,805,000                   2,805,000    Countrywide Home Loans


                                            Total Short-Term Investments (Cost $ 2,938,000)


                                            Total Investment in Securities (Cost $87,259,672)
                                            Other Assets and Liabilities, Net


                                            Total Net Assets


Property/Casualty Insurance - 0.83%
St. Paul Companies, Inc. (The)                                                                 723,744                  723,744
                                                                                            ------------------------------------

Railroads - 1.60%
Union Pacific Corporation                                                                    1,388,880                1,388,880
                                                                                            ------------------------------------

Recreational Products - 2.00%
Brunswick Corporation                                                                        1,731,592                1,731,592
                                                                                            ------------------------------------

Regional Banks - 0.87%
TCF Financial Corporation                                                                      753,474                  753,474
                                                                                            ------------------------------------

Restaurants - 1.35%
Brinker International, Inc.                                                                  1,168,090                1,168,090
                                                                                            ------------------------------------

Rubber & Miscellaneous Plastics Products - 0.14%
Nike Incorporated Class B                                                                                  121,984      121,984
                                                                                            ------------------------------------

Security & Commodity Brokers, Dealers, Exchanges &
Services - 0.20%
Lehman Brothers Holdings Incorporated                                                                       58,860       58,860
Neuberger Berman Incorporated                                                                               68,480       68,480
Waddell & Reed Financial Incorporated Class A                                                               48,724       48,724
                                                                                            ------------------------------------
                                                                                                           176,064      176,064
                                                                                            ------------------------------------
Semiconductors - 0.80%
Zoran Corporation                                                                              692,685                  692,685
                                                                                            ------------------------------------

Specialty Insurance - 2.43%
Radian Group, Inc.                                                                           2,109,379                2,109,379
                                                                                            ------------------------------------

Specialty Stores - 4.08%
Michaels Stores, Inc.                                                                        2,202,740                2,202,740
Rent-A-Center, Inc.                                                                          1,340,955                1,340,955
                                                                                            ------------------------------------
                                                                                             3,543,695                3,543,695
                                                                                            ------------------------------------
Transportation By Air - 0.08%
Southwest Airlines Company                                                                                  70,851       70,851
                                                                                            ------------------------------------

Water Transportation - 0.08%
Royal Caribbean Cruises Limited                                                                             72,436       72,436
                                                                                            ------------------------------------

Wholesale Distributors - 1.27%
W.W. Grainger, Inc.                                                                          1,102,045                1,102,045
                                                                                            ------------------------------------

Wholesale Trade-Durable Goods - 0.09%
Martin Marietta Materials Incorporated                                                                      79,797       79,797
                                                                                            ------------------------------------

Wholesale Trade-Nondurable Goods - 0.21%
McKesson Corporation                                                                                        42,495       42,495
Priority Healthcare Corporation +                                                                          139,860      139,860
                                                                                            ------------------------------------
                                                                                                           182,355      182,355
                                                                                            ------------------------------------
Wireless Telecommunications - 1.48%
Nextel Communications, Inc., Class A                                                         1,282,624                1,282,624
                                                                                            ------------------------------------

Total Common Stock (Cost $84,231,262)                                                       74,992,794   7,204,582   82,197,376
                                                                                            ------------------------------------

Common Stock - Closed End Fund  - 0.10%
Biotech HOLDRs Trust                                                                                        82,574       82,574
                                                                                            ------------------------------------

Total Common Stock - Closed End Fund ($90,410)                                                              82,574       82,574
                                                                                            ------------------------------------

Fixed Income Securities
Microstrategy, Inc.                                                                                177                      177
                                                                                            ------------------------------------

Total Fixed Income Securities - (Cost $0)                                                          177                      177
                                                                                            ------------------------------------

Short-Term Investments - 3.39%                               Interest Rate   Maturity Date
Goldman Sachs & Company - 102% Collateralized by                     1.85%       10/1/2002
US Government Securities                                                                                   133,000      133,000
Countrywide Home Loans                                                                       2,805,000                2,805,000
                                                                                            ------------------------------------

Total Short-Term Investments (Cost $ 2,938,000)                                              2,805,000     133,000    2,938,000
                                                                                            ------------------------------------

Total Investment in Securities (Cost $87,259,672)                   98.23%                  77,797,971   7,420,156   85,218,127
Other Assets and Liabilities, Net                                    1.77%                   1,242,414     297,599    1,540,013
                                                                                            ------------------------------------
Total Net Assets                                                   100.00%                  79,040,385   7,717,755   86,758,140
                                                                                            ====================================

+    Non-income earning securities.

(1) It is not expected that any of these securities will have to be sold as a result of the Reorganization.

[THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WF Specialized Technology Fund
PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
As of September 30, 2002  (Unaudited)

                                                                               Montgomery                            Wells Fargo
                                                           Wells Fargo        Global Tech,                        Specialized Tech
                                                          Specialized Tech      Telecom &        Pro Forma         Fund Pro Forma
                                                               Fund            Media Fund       Adjustments           Combined
                                                          ----------------   -------------    --------------     ----------------
ASSETS
Investments:
     In securities, at market value (see cost below)        $  37,484,933    $  64,137,437                         $ 101,622,370
     Cash                                                         971,632            7,343                               978,975
     Foreign Currency                                                   0              134                                   134
Collateral for Securities Loaned                                9,012,308                0                             9,012,308
Receivables:
     Dividends, interest, other receivables                        16,844           12,026                                28,870
     Fund shares sold                                              28,124                0                                28,124
     Investment securities sold                                 1,708,476        1,551,905                             3,260,381
     For options and short sales                                  493,346                0                               493,346
Prepaid expenses and other assets                                       0          173,390                               173,390
Total Assets                                                   49,715,663       65,882,235               --          115,597,898
LIABILITIES
Net unrealized depreciation of forward foreign-
currency exchange contracts                                             0            2,797                                 2,797
Payables:
     Payable for securities loaned                              9,012,308                0                             9,012,308
     Investment securities purchased                              399,436          583,463                               982,899
     Fund shares redeemed                                         229,349                0                               229,349
     Due to other related parties                                  74,471           36,869                               111,340
     Due to advisor and affiliates                                 16,587          151,839                               168,426
     Other Accrued liabilities and expenses                       107,259          366,251                               473,510
     Put/Call options written, at fair value                      660,489                0                               660,489
     Securities sold short, at fair value                         412,585                0                               412,585
Total Liabilities                                              10,912,484        1,141,219               --           12,053,703
TOTAL NET ASSETS                                            $  38,803,179    $  64,741,016    $          --        $ 103,544,195

Net assets consist of:
     Paid-in capital                                        $ 177,447,304    $ 309,629,824                         $ 487,077,128
     Undistributed net investment income (loss)                         0         (354,228)                             (354,228)
     Undistributed net realized gain (loss)
          on investments and foreign currencies              (132,028,296)    (222,821,640)                         (354,849,936)
     Net unrealized appreciation (depreciation)
          of investments and foreign currencies                (6,783,978)     (21,712,940)                          (28,496,918)
     Net unrealized appreciation (depreciation)
          of options and short sales                              168,149                0                               168,149
TOTAL NET ASSETS                                            $  38,803,179     $ 64,741,016    $          --        $ 103,544,195

COMPUTATION OF NET ASSET VALUE
   AND OFFERING PRICE PER SHARE
Net assets - Class A                                        $  13,559,090               NA    $  64,741,016        $  78,300,106
Shares outstanding - Class A                                    6,088,765               NA       29,031,846 (1)       35,120,611
Net asset value per share - Class A                         $        2.23               NA                         $        2.23
Maximum offering price per share - Class A (2)              $        2.36               NA                         $        2.36
Net assets - Class B                                        $  20,949,091               NA                         $  20,949,091
Shares outstanding - Class B                                    9,554,449               NA                         $   9,554,449
Net asset value and offering price per
     share - Class B                                        $        2.19               NA                         $        2.19
Net assets - Class C                                        $   4,294,998               NA                         $   4,294,998
Shares outstanding - Class C                                    1,959,775               NA                             1,959,775
Net asset value and offering price per
     share - Class C                                        $        2.19               NA                         $        2.19
Maximum offering price per share - Class C (3)              $        2.21               NA                         $        2.21
Net assets - Class R                                                   NA    $  64,741,016    $ (64,741,016)                  NA
Shares outstanding - Class R                                           NA       10,811,899      (10,811,899)(1)               NA
Net asset value and offering price per
     share - Class R                                                   NA    $        5.99                                    NA

INVESTMENTS AT COST                                         $  44,268,911    $  85,859,425                         $ 130,128,336
--------------------------------------------------------------------------------------------------------------------------------

(1)  Share adjustments based on surviving Fund NAV.
(2) Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more the offering price is reduced.
(3)  Maximum offering price is computed as 100/99 of net asset value.

[THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WF Specialized Technology Fund
PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended September 30, 2002 (Unaudited)

                                                                               Montgomery                            Wells Fargo
                                                           Wells Fargo        Global Tech,                        Specialized Tech
                                                          Specialized Tech      Telecom &        Pro Forma         Fund Pro Forma
                                                               Fund            Media Fund       Adjustments           Combined
                                                          ----------------   -------------    --------------     ----------------
INVESTMENT INCOME
  Dividends (1)                                             $      91,992    $    609,197           --             $    701,189
  Interest                                                        103,122         213,237           --                  316,359
  Security Lending Income                                          66,667          53,931           --                  120,598
Total Investment Income                                           261,781         876,365           --                1,138,146

EXPENSES
  Advisory fees                                                   714,457       1,285,622     (207,598)(2)            1,792,481
  Administration fees                                             102,065          69,688       84,316 (2)              256,069
  Custody fees                                                     47,630          24,152       47,717 (2)              119,499
  Shareholder servicing fees                                      170,109               0      256,672 (2)              426,781
  Portfolio accounting fees                                        63,828          38,223      (60,320)(2)               41,731
  Transfer agency fees
     Class A/Class R                                              173,571         400,124     (345,653)(2)              228,042
     Class B                                                      328,484               0     (263,095)(2)               65,389
     Class C                                                       46,584               0      (32,733)(2)               13,851
  Distribution fees
     Class A                                                            0              NA                                    --
     Class B                                                      272,456              NA                               272,456
     Class C                                                       57,712              NA                                57,712
  Legal and audit fees                                             43,217         101,421      (36,212)(2)              108,426
  Registration fees                                                26,906          11,610       (8,516)(2)               30,000
  Directors' fees                                                   5,726          10,856      (10,856)(2)                5,726
  Shareholder reports                                              16,816          64,368      (38,995)(2)               42,189
  Other                                                            23,896          66,791      (30,735)(2)               59,952
Total Expenses                                                  2,093,457       2,072,855     (646,008)(2)            3,520,304
Less:
      Waived fees and reimbursed expenses fees                   (571,169)       (116,219)     484,720 (2)             (202,668)
Net expenses                                                    1,522,288       1,956,636     (161,288)               3,317,636
Income from Legal Settlements                                           0         330,908            0                  330,908
NET INVESTMENT INCOME (LOSS)                                   (1,260,507)       (749,363)     161,288               (1,848,582)

REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS
  Net realized gain (loss) on sale of investments             (13,312,484)    (52,892,354)                          (66,204,838)
  Net realized gain (loss) on foreign currency
      transactions                                                     29        (159,443)                             (159,414)
  Net realized gain (loss) on options                             281,040               0                               281,040
  Net realized gain (loss) on short sales                          69,567               0                                69,567
  Net change in unrealized appreciation
      or depreciation of investments                                9,100      67,729,934                            67,739,034
   Net change in unrealized appreciation or depreciation
     on options                                                   169,918               0                               169,918
   Net change in unrealized appreciation or depreciation
     on short sales                                                (1,769)              0                                (1,769)
   Net change in unrealized appreciation or depreciation
     on forward foreign-currency exchange contracts                     0         (10,394)                              (10,394)
   Net change in unrealized appreciation or depreciation
     on foreign-currency transactions and other assets
     and liabilities                                                    0          37,450                                37,450
Net Gain (Loss) on Investments                                (12,784,599)     14,705,193           --                1,920,594
NET INCREASE(DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                  $ (14,045,106)   $ 13,955,830      161,288             $     72,012
---------------------------------------------------------------------------------------------------------------------------------

(1)  Net of foreign withholding taxes of $26,023

(2) To adjust expenses to reflect the Combined Fund's estimated fees and expenses, based on contractual rates or elimination of duplicative services.

[THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Wells Fargo Funds - Specialized Technology Fund
Pro Forma Portfolio of Investments
As of September 30, 2002 (Unaudited) (Note 1)

                  Shares/Par                                                           Security Name
------------------------------------------------------------------------------------------------------------------------------------
                               Wells Fargo
WF               Montgomery    Specialized
Specialized     Global Tech,   Tech Fund
Technology       Telecome &    Pro Forma
Fund             Media Fund    Combined
                                             Common Stock

                                             Broadcasting- 6.72%
                     74,400         74,400   Fox Entertainment Group, Inc.
                    490,700        490,700   Granada Compass PLC
                     44,700         44,700   JC Decaux S.A.
                    122,300        122,300   Liberty Media Corporation, Class A
                     12,400         12,400   New York Times Company
                     22,900         22,900   Societe Television Francaise 1
                     58,200         58,200   Viacom, Inc., Class B




                                             Business Services - 28.49%
     42,690                         42,690   Affiliated Computer Services Incorporated Class A +
                    242,400        242,400   Amadeus Global Travel Distribution S.A., Class A
                     87,400         87,400   AOL Time Warner, Inc.
     12,350                         12,350   BEA Systems Incorporated +
     29,600                         29,600   BISYS Group Incorporated +
     44,470                         44,470   Brocade Communications Systems Incorporated +
     14,700                         14,700   Business Objects SA ADR +
      7,850                          7,850   Check Point Software Technologies Limited +
                     58,200         58,200   Clear Channel Communications, Inc.
     20,210                         20,210   Computer Sciences Corporation +
     31,850          53,300         85,150   Concord EFS Corporation
                     52,900         52,900   Convergys Corporation
     27,850          15,300         43,150   eBay, Inc.
      4,100                          4,100   Electronic Arts Incorporated +
                     26,700         26,700   Electronic Data Systems Corporation
      9,760                          9,760   First Data Corporation
      8,000                          8,000   Infosys Technologies Limited ADR
     19,320                         19,320   Internet Security Systems Incorporated +
     23,380                         23,380   Intuit Incorporated +
     28,790                         28,790   Mercury Interactive Corporation +
     59,130          48,300        107,430   Microsoft Corporation
    265,350                        265,350   Misys plc
      9,810                          9,810   NetIQ Corporation +
     49,560                         49,560   Network Associates Incorporated +
                     63,700         63,700   Open Text Corporation
                    120,000        120,000   Oracle Corporation
     46,740                         46,740   Overture Services Incorporated +
    115,470                        115,470   Red Hat Incorporated +
      3,380                          3,380   SAP AG ADR
      2,100                          2,100   Softbank Corporation
     25,260          10,900         36,160   Symantec Corporation
      3,000                          3,000   Trend Micro Incorporated +
      5,890                          5,890   Unisys Corporation +
     12,610          23,200         35,810   Veritas Software Corporation
     36,750                         36,750   WebEx Communications Incorporated +
        112                            112   Yahoo Japan Corporation +
     37,820          44,500         82,320   Yahoo!, Inc




                                             Chemicals & Allied Products - 2.52%
     23,170                         23,170   Gilead Sciences Incorporated +
      2,480           6,100          8,580   Rohm Company Limited
     17,790                         17,790   iShares NASDAQ Biotechnology Index





                                             Communications - 27.67%
                  1,274,000      1,274,000   Advanced Info Service Public Company Ltd.
                     41,200         41,200   AT&T Canada, Inc.
                    206,600        206,600   AT&T Corporation
                     74,800         74,800   AT&T Wireless Services, Inc.
                     35,100         35,100   BellSouth Corporation
                     53,400         53,400   Cosmote Mobile Communications.S.A.
                     70,000         70,000   Deutsche Telekom AG
                     67,600         67,600   Echostar Communications Corporation, Class A
     36,330                         36,330   Extreme Networks Incorporated +
     74,600                         74,600   Foundry Networks Incorporated +
                    115,400        115,400   KT Corporation, Sponsored ADR
                     25,990         25,990   KT Freetel
                     21,000         21,000   Mobile Telesystems,  Sponsored ADR
                     86,300         86,300   Motorola, Inc.
                     45,400         45,400   Nokia Oyj, Sponsored ADR

                                           Security Name                       Market Value
------------------------------------------------------------------------------------------------------------
                                                                                                Wells Fargo
                                                                   WF            Montgomery     Specialized
                                                                   Specialized   Global Tech.   Tech Fund
                                                                   Technology    Telecom &      Pro Forma
                                                                   Fund          Media Fund     Combined
Common Stock

Broadcasting- 6.72%
Fox Entertainment Group, Inc.                                                    $ 1,639,032   $ 1,639,032
Granada Compass PLC                                                                  523,921       523,921
JC Decaux S.A.                                                                       504,195       504,195
Liberty Media Corporation, Class A                                                   878,114       878,114
New York Times Company                                                               563,580       563,580
Societe Television Francaise 1                                                       486,068       486,068
Viacom, Inc., Class B                                                              2,360,010     2,360,010
                                                                   ----------------------------------------
                                                                                   6,954,920     6,954,920
                                                                   ----------------------------------------

Business Services - 28.49%
Affiliated Computer Services Incorporated Class A +                 1,816,460                    1,816,460
Amadeus Global Travel Distribution S.A., Class A                                   1,015,134     1,015,134
AOL Time Warner, Inc.                                                              1,022,580     1,022,580
BEA Systems Incorporated +                                             63,973                       63,973
BISYS Group Incorporated +                                            494,616                      494,616
Brocade Communications Systems Incorporated +                         334,859                      334,859
Business Objects SA ADR +                                             156,114                      156,114
Check Point Software Technologies Limited +                           107,859                      107,859
Clear Channel Communications, Inc.                                                 2,022,450     2,022,450
Computer Sciences Corporation +                                       561,636                      561,636
Concord EFS Corporation                                               505,778        848,269     1,354,047
Convergys Corporation                                                                795,087       795,087
eBay, Inc.                                                          1,470,759        808,375     2,279,134
Electronic Arts Incorporated +                                        270,436                      270,436
Electronic Data Systems Corporation                                                  373,266       373,266
First Data Corporation                                                272,792                      272,792
Infosys Technologies Limited ADR                                      433,600                      433,600
Internet Security Systems Incorporated +                              238,022                      238,022
Intuit Incorporated +                                               1,064,491                    1,064,491
Mercury Interactive Corporation +                                     494,036                      494,036
Microsoft Corporation                                               2,583,390      2,112,159     4,695,549
Misys plc                                                             621,771                      621,771
NetIQ Corporation +                                                   142,245                      142,245
Network Associates Incorporated +                                     526,823                      526,823
Open Text Corporation                                                              1,241,832     1,241,832
Oracle Corporation                                                                   943,800       943,800
Overture Services Incorporated +                                    1,101,662                    1,101,662
Red Hat Incorporated +                                                548,483                      548,483
SAP AG ADR                                                             38,025                       38,025
Softbank Corporation                                                   20,320                       20,320
Symantec Corporation                                                  850,504        366,622     1,217,126
Trend Micro Incorporated +                                             78,857                       78,857
Unisys Corporation +                                                   41,230                       41,230
Veritas Software Corporation                                          185,493        340,460       525,953
WebEx Communications Incorporated +                                   411,233                      411,233
Yahoo Japan Corporation +                                           1,389,190                    1,389,190
Yahoo!, Inc                                                           361,937        425,198       787,135
                                                                   ----------------------------------------
                                                                   17,186,594     12,315,232     29,501,826
                                                                   ----------------------------------------

Chemicals & Allied Products - 2.52%
Gilead Sciences Incorporated +                                        776,890                      776,890
Rohm Company Limited                                                  291,106        715,732     1,006,838
iShares NASDAQ Biotechnology Index                                    822,788                      822,788
                                                                   ----------------------------------------
                                                                    1,890,784        715,732     2,606,516
                                                                   ----------------------------------------


Communications - 27.67%
Advanced Info Service Public Company Ltd.                                          1,000,832     1,000,832
AT&T Canada, Inc.                                                                  1,321,078     1,321,078
AT&T Corporation                                                                   2,481,266     2,481,266
AT&T Wireless Services, Inc.                                                         308,176       308,176
BellSouth Corporation                                                                644,436       644,436
Cosmote Mobile Communications.S.A.                                                   438,823       438,823
Deutsche Telekom AG                                                                  591,139       591,139
Echostar Communications Corporation, Class A                                       1,173,536     1,173,536
Extreme Networks Incorporated +                                       152,949                      152,949
Foundry Networks Incorporated +                                       408,808                      408,808
KT Corporation, Sponsored ADR                                                      2,559,572     2,559,572
KT Freetel                                                                           644,064       644,064
Mobile Telesystems,  Sponsored ADR                                                   634,200       634,200
Motorola, Inc.                                                                       878,534       878,534
Nokia Oyj, Sponsored ADR                                                             601,550       601,550

                    157,100        157,100   Orange S.A.
                    203,800        203,800   Portugal Telecom, SGPS, S.A.
                     52,900         52,900   SBC Communications, Inc.
                    299,200        299,200   Sprint Corporation (PCS Group)
                    114,900        114,900   Tandberg ASA
                     65,450         65,450   TDC A/S
                    201,200        201,200   Telecom Corporation of New Zealand Ltd.
                    184,100        184,100   Telecom Italia SpA
                    159,035        159,035   Telefonica S.A.
                     28,200         28,200   Telefonos de Mexico S.A. de C.V., Series L, Sponsored ADR
                    584,700        584,700   Telenor A/S
                     80,600         80,600   Time Warner Telecom, Inc., Class A
                     50,400         50,400   Verizon Communications, Inc.
                  1,587,482      1,587,482   Vodafone Group PLC






                                             Electronic & Other Electrical Equipment & Components, Except
                                             Computer Equipment - 8.14%
                     28,600         28,600   Applied Materials, Inc.
      6,430           6,430         12,860   Ase Test Limited +
      3,460           3,460          6,920   ASM International NV ADR +
                     22,900         22,900   Best Buy Company, Inc.
     14,270                         14,270   CIENA Corporation +
      6,250                          6,250   Hirose Electric Company Limited
     37,400                         37,400   Integrated Circuit Systems Incorporated +
     20,390                         20,390   Integrated Device Technology Incorporated +
                     54,100         54,100   Intel Corporation
      8,980                          8,980   L-3 Communications Holdings Incorporated +
      3,200                          3,200   Mabuchi Motor Company
      5,090                          5,090   Marvell Technology Group Limited +
      7,155                          7,155   Microchip Technology Incorporated +
      2,320                          2,320   Micron Technology Incorporated +
     30,500                         30,500   Network Appliance Incorporated +
     60,690                         60,690   Nokia OYJ ADR
                     47,200         47,200   Power Integrations, Inc.
      5,540                          5,540   QLogic Corporation +
     26,980                         26,980   Qualcomm Incorporated +
     28,080                         28,080   RF Micro Devices Incorporated +
      4,520                          4,520   STMicroelectronics NV NY Shares
      1,590          35,500         37,090   Texas Instruments Incorporated
     79,490                         79,490   UTStarcom Incorporated +






                                             Entertainment - .72%
                     39,800         39,800   Sega Enterprises



                                             Fabricated Metal Products, Except Machinery & Transportation
                                             Equipment - 1.38%
      8,740                          8,740   Alliant Techsystems Incorporated +
     12,700                         12,700   Lockheed Martin Corporation






                                             Industrial & Commercial Machinery & Computer
                                             Equipment - 9.00%
                    115,800        115,800   BMC Software, Inc.
      1,380                          1,380   CDW Computer Centers Incorporated +
     95,640          69,156        164,796   Cisco Systems Incorporated +
     34,660          70,800        105,460   Dell Computer Corporation +
     22,030                         22,030   EMC Corporation +
     17,930                         17,930   Emulex Corporation +
     45,160                         45,160   Hewlett-Packard Company
      8,500          25,100         33,600   IBM Corporation
                     15,500         15,500   Lexmark International, Inc.
        720                            720   Logitech International SA +






                                             Measuring, Analyzing, & Controlling Instruments;
                                             Photographic, Medical & Optical Goods - .66%
      6,000                          6,000   Canon Incorporated
     16,650                         16,650   Raytheon Company






                                             Miscellaneous Retail - .38%
     24,800                         24,800   Amazon.Com Incorporated +



                                             Transportation Equipment - .56%
      4,680                          4,680   Northrop Grumman Corporation (b)



                                             Transportation Services - .94%

Orange S.A.                                                                                710,668      710,668
Portugal Telecom, SGPS, S.A.                                                               915,885      915,885
SBC Communications, Inc.                                                                 1,063,290    1,063,290
Sprint Corporation (PCS Group)                                                             586,432      586,432
Tandberg ASA                                                                             1,124,205    1,124,205
TDC A/S                                                                                  1,418,569    1,418,569
Telecom Corporation of New Zealand Ltd.                                                    465,057      465,057
Telecom Italia SpA                                                                       1,301,943    1,301,943
Telefonica S.A.                                                                          1,184,375    1,184,375
Telefonos de Mexico S.A. de C.V., Series L, Sponsored ADR                                  793,830      793,830
Telenor A/S                                                                              1,783,320    1,783,320
Time Warner Telecom, Inc., Class A                                                          65,689       65,689
Verizon Communications, Inc.                                                             1,382,976    1,382,976
Vodafone Group PLC                                                                       2,018,993    2,018,993
                                                                             -----------------------------------
                                                                               561,757  28,092,438   28,654,195
                                                                             -----------------------------------


Electronic & Other Electrical Equipment & Components, Except
Computer Equipment - 8.14%
Applied Materials, Inc.                                                                    330,473      330,473
Ase Test Limited +                                                              22,698                   22,698
ASM International NV ADR +                                                      31,313                   31,313
Best Buy Company, Inc.                                                                     510,899      510,899
CIENA Corporation +                                                             42,382                   42,382
Hirose Electric Company Limited                                                448,702                  448,702
Integrated Circuit Systems Incorporated +                                      587,180                  587,180
Integrated Device Technology Incorporated +                                    212,872                  212,872
Intel Corporation                                                                          750,637      750,637
L-3 Communications Holdings Incorporated +                                     473,246                  473,246
Mabuchi Motor Company                                                          282,569                  282,569
Marvell Technology Group Limited +                                              80,677                   80,677
Microchip Technology Incorporated +                                            146,320                  146,320
Micron Technology Incorporated +                                                28,698                   28,698
Network Appliance Incorporated +                                               223,565                  223,565
Nokia OYJ ADR                                                                  804,143                  804,143
Power Integrations, Inc.                                                                   572,772      572,772
QLogic Corporation +                                                           144,262                  144,262
Qualcomm Incorporated +                                                        745,188                  745,188
RF Micro Devices Incorporated +                                                168,480                  168,480
STMicroelectronics NV NY Shares                                                 61,156                   61,156
Texas Instruments Incorporated                                                  23,484     524,335      547,819
UTStarcom Incorporated +                                                     1,213,812                1,213,812
                                                                             -----------------------------------
                                                                             5,740,747   2,689,116    8,429,863
                                                                             -----------------------------------


Entertainment - .72%
Sega Enterprises                                                                           743,452      743,452
                                                                             -----------------------------------


Fabricated Metal Products, Except Machinery & Transportation
Equipment - 1.38%
Alliant Techsystems Incorporated +                                             605,245                  605,245
Lockheed Martin Corporation                                                    821,309                  821,309
                                                                             -----------------------------------
                                                                             1,426,554           0    1,426,554
                                                                             -----------------------------------


Industrial & Commercial Machinery & Computer
Equipment - 9.00%
BMC Software, Inc.                                                                       1,513,506    1,513,506
CDW Computer Centers Incorporated +                                             58,457                   58,457
Cisco Systems Incorporated +                                                 1,002,307     724,755    1,727,062
Dell Computer Corporation +                                                    815,203   1,664,154    2,479,357
EMC Corporation +                                                              100,677                  100,677
Emulex Corporation +                                                           201,892                  201,892
Hewlett-Packard Company                                                        527,017                  527,017
IBM Corporation                                                                496,315   1,465,589    1,961,904
Lexmark International, Inc.                                                                728,500      728,500
Logitech International SA +                                                     20,282                   20,282
                                                                             -----------------------------------
                                                                             3,222,150   6,096,504    9,318,654
                                                                             -----------------------------------


Measuring, Analyzing, & Controlling Instruments;
Photographic, Medical & Optical Goods - .66%
Canon Incorporated                                                             196,156                  196,156
Raytheon Company                                                               487,845                  487,845
                                                                             -----------------------------------
                                                                               684,001           0      684,001
                                                                             -----------------------------------


Miscellaneous Retail - .38%
Amazon.Com Incorporated +                                                      395,064                  395,064
                                                                             -----------------------------------


Transportation Equipment - .56%
Northrop Grumman Corporation (b)                                               580,507                  580,507
                                                                             -----------------------------------


Transportation Services - .94%

     19,270                         19,270   Expedia Incorporated Class A +



                                             Wholesale Trade-Durable Goods - 1.94%
     42,000                         42,000   Insight Enterprises Incorporated +
      3,600                          3,600   Kyocera Corporation
                      3,060          3,060   Samsung Electronics Company Ltd.
      4,920                          4,920   Samsung Electronics GDR






                                             Purchased Call Option - 0.12%
         35                             35   S&P 500 Index



   Par           Par             Par         Repurchase Agreements - 8.90%
                $ 5,783,000    $ 5,783,000   Countrywide Home Loans - 102% Collateralized by US Government Securities
 $3,430,754                      3,430,754   Goldman Sachs & Company - 102% Collateralized by US Government Securities






                                             Total Investments in Securities - 98.14%
                                             (Cost $130,128,336)
                                             Other Assets and Liabilities, net - 1.86%

                                             Total Net Assets - 100.00%


Expedia Incorporated Class A +                                                               976,025                    976,025
                                                                                          --------------------------------------


Wholesale Trade-Durable Goods - 1.94%
Insight Enterprises Incorporated +                                                           426,299                    426,299
Kyocera Corporation                                                                          241,004                    241,004
Samsung Electronics Company Ltd.                                                                          747,043       747,043
Samsung Electronics GDR                                                                      598,093                    598,093
                                                                                          --------------------------------------
                                                                                           1,265,396      747,043     2,012,439
                                                                                          --------------------------------------


Purchased Call Option - .12%
S&P 500 Index                                                                                124,600                    124,600
                                                                                          --------------------------------------


Repurchase Agreements - 8.90%
Countrywide Home Loans - 102% Collateralized by US Government Securities                                5,783,000     5,783,000
Goldman Sachs & Company - 102% Collateralized by US Government Securities                  3,430,754                  3,430,754
                                                                                          --------------------------------------
                                                                                           3,430,754    5,783,000     9,213,754
                                                                                          --------------------------------------


Total Investments in Securities - 98.14%                                                  37,484,933   64,137,437   101,622,370
(Cost $130,128,336)
Other Assets and Liabilities, net - 1.86%                                                  1,318,246      603,579     1,921,825
                                                                                          --------------------------------------
Total Net Assets - 100.00%                                                                38,803,179   64,741,016   103,544,195
                                                                                          ======================================

+    Non-income earning securities.

Wells Fargo Funds - Specialized Technology Fund
Pro Forma Portfolio of Securities Sold Short
As of September 30, 2002 ( unaudited)

                             Wells Fargo                                                              Wells Fargo
WF            Montgomery     Specialized                                 WF            Montgomery     Specialized
Specialized   Global Tech,   Tech Fund                                   Specialized   Global Tech,   Tech Fund
Technology    Telecom &      Pro Forma                                   Technology    Telecom &      Pro Forma
Fund          Media Fund     Combined                                    Fund          Media Fund     Combined

              Shares/P        ar                  Security name                        Market Value
-----------------------------------------------------------------------------------------------------------------
                   (21,500)     (21,500)   Semiconductor HOLDRs Trust    $ (412,585)                  $ (412,585)
                                                                         ----------------------------------------
                                           (Proceeds $410,816)

(1) It is not expected that any of these securities will have to be sold as a result of the Reorganization.

[THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                             Wells Fargo Funds Trust

               Notes to Pro Forma Financial Statements (Unaudited)

1) Basis of Combination

      The accompanying unaudited Pro Forma Combining Portfolio of Investments, Statements of Assets and Liabilities and the Statement of Operations reflect the accounts of the Wells Fargo International Equity Fund, Wells Fargo Large Company Growth Fund, Wells Fargo Mid Cap Growth Fund and the Wells Fargo Specialized Technology Fund, all series of Wells Fargo Funds Trust ("Wells Fargo Funds") as of September 30, 2002 for the fiscal year then ended, and the accounts of Wells Fargo Montgomery Emerging Markets Focus Fund, as of June 30, 2002 for the fiscal year then ended of the two Montgomery Funds being reorganized into the newly-created Wells Fargo Montgomery Emerging Markets Focus Fund. These pro forma statements have been derived from the annual or semi-annual reports of each Montgomery Fund and its corresponding Acquiring Fund.

      In the consolidation, each Wells Fargo Fund will acquire all the net assets of the corresponding Montgomery Fund in a tax-free exchange as detailed in the chart below. The accounting survivor of each Reorganization is marked with an asterisk.

---------------------------------------------------------------------------------------------------------------------
Wells Fargo Funds                Montgomery Funds                           Legal Survivor
---------------------------------------------------------------------------------------------------------------------
N/A                              Emerging Markets Fund &                    WF Montgomery Emerging Markets Focus Fund
                                 Emerging Markets Focus Fund*
---------------------------------------------------------------------------------------------------------------------
Large Company Growth Fund*       Growth Fund                                WF Large Company Growth Fund
---------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund              Mid Cap Fund*                              WF Montgomery Mid Cap Growth Fund
---------------------------------------------------------------------------------------------------------------------
Specialized Technology Fund*     Global Tech, Telecom and Media Fund        WF Specialized Technology Fund
---------------------------------------------------------------------------------------------------------------------

      Wells Fargo Funds Management, LLC and Commerzbank AG have agreed to pay all expenses of the Reorganization so neither Wells Fargo Funds nor Montgomery Funds shareholders will bear any of these costs.

      Under generally accepted accounting principles, the historic cost of the investment securities will be carried forward to the surviving entity. The pro forma financial statements have been prepared utilizing proposed fee data and historical data of the Wells Fargo Funds.

      The Pro Forma Portfolio of Investments, Statement of Assets and Liabilities and Statement of Operations should be read in conjunction with the historical financial statements of the Wells Fargo Funds.

      Pro forma adjusted annual investment advisory fee rates used for each Wells Fargo Fund are listed in the chart below.




-------------------------------------------------------------------------------
Fund                                                                    Fee
-------------------------------------------------------------------------------
WF Montgomery Emerging Markets Focus Fund (New Fund)                   1.10%
-------------------------------------------------------------------------------
WF International Equity Fund                                           1.00%
-------------------------------------------------------------------------------
WF Large Company Growth Fund                                           0.75%*
-------------------------------------------------------------------------------
WF Montgomery Mid Cap Growth Fund                                      0.75%
-------------------------------------------------------------------------------
WF Specialized Technology Fund                                         1.05%
-------------------------------------------------------------------------------

      *Represents the investment advisory fee rate of the Master Portfolio in which this Fund invests.

      Pro forma adjusted custody fees were computed based on an annual rate of 0.02% of the average daily net assets of the WF Montgomery Mid Cap Growth Fund, at a rate of 0.07% of the average daily net assets of the Wells Fargo Specialized Technology Fund, at a rate of 0.10% of the average daily net assets for the Wells Fargo International Equity Fund, and at a rate of 0.25% of the average daily net assets of the Wells Fargo Montgomery Emerging Markets Focus Fund.

      The Wells Fargo Large Company Growth Fund, as a Gateway feeder Fund, does not directly pay an advisory fee or custody fee as it invests substantially all of its net assets in other Wells Fargo Funds.

      Pro forma adjusted administration fees were computed based on the annual rate of 0.15% of average daily net assets of the Wells Fargo Funds.

      Pro forma adjusted transfer agency fees were calculated on a per shareholder account basis.

      Pro forma shareholder servicing fees were computed based on the annual rate of 0.25% of the average daily net assets of the Class A, Class B and Class C shares of the Wells Fargo Funds.

      Pro forma distribution fees were computed based on the annual rate of 0.75% of the average daily net assets of the Class B and Class C shares of each Wells Fargo Fund.

      The pro forma adjustments to portfolio accounting and directors' fees reflect contracts of the Funds.

      The pro forma adjustments to legal and audit, registration, and shareholder report costs reflect the estimated differences resulting from having a single entity with a greater level of net assets and number of shareholders, savings due to economies of scale and decreases in certain expenses duplicated between the funds.

2) Portfolio Valuation

      Investments in securities in the pro forma financial statements are valued in accordance with the descriptions in their respective prospectuses and SAIs.

3) Investment Objectives and Policies

      The pro forma financial statements do not reflect the effects, if any, of the proposed differing investment objectives and policies of certain of the Funds.